     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997


                                                        REGISTRATION NO. 2-86082
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                   FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 23                      [X]

                                      AND

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 24                             [X]
                               ------------------

                         MAINSTAY VP SERIES FUND, INC.


            (FORMERLY KNOWN AS NEW YORK LIFE MFA SERIES FUND, INC.)


               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                 REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000
                               ------------------
                           A. THOMAS SMITH III, ESQ.
                               51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                             MICHAEL BERENSON, ESQ.
                       JORDEN BURT BERENSON & JOHNSON LLP
                       1025 THOMAS JEFFERSON STREET, N.W.
                                 SUITE 400 EAST
                             WASHINGTON, D.C. 20007

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

             [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485


             [X] On May 1, 1997, pursuant to paragraph (b)(1)(v) of Rule 485


             [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
             [ ] on           pursuant to paragraph (a)(1) of Rule 485
             [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

             [ ] on           pursuant to paragraph (a)(2) of Rule 485

     IF APPROPRIATE, CHECK THE FOLLOWING BOX:

             [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                               ------------------

     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HEREBY DECLARES THAT THE ISSUER HAS REGISTERED AN INDEFINITE NUMBER OR AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933. ON FEBRUARY 25, 1997, THE REGISTRANT SUBMITTED ITS RULE 24f-2 NOTICE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR ON EDGAR.

================================================================================

                             CROSS-REFERENCE SHEET

SHOWING LOCATION IN PROSPECTUS (PART A) AND STATEMENT OF ADDITIONAL INFORMATION
                 (PART B) OF INFORMATION REQUIRED BY FORM N-1A

                                     PART A

                       FORM N-1A ITEM                                PROSPECTUS CAPTION
       ----------------------------------------------   --------------------------------------------
  1.   Cover Page....................................   Cover Page
  2.   Synopsis......................................   Not Applicable
  3.   Condensed Financial Information...............   Financial Highlights
  4.   General Description of Registrant.............   The Fund and the Separate Accounts;
                                                          The Fund and the Variable Accounts;
                                                          Other Information About the Portfolios;
                                                          The Fund and its Management
  5.   Management of the Fund........................   The Fund and Its Management; Custodian
  6.   Capital Stock and Other Securities............   The Fund and Its Management; Capital Stock;
                                                          Taxes, Dividends and Distributions; Other
                                                          Information
  7.   Purchase of Securities Being Offered..........   Purchase and Redemption of Shares
  8.   Redemption or Repurchase......................   Purchase and Redemption of Shares
  9.   Pending Legal Proceedings.....................   Not Applicable

                                               PART B

                       FORM N-1A ITEM                   STATEMENT OF ADDITIONAL INFORMATION CAPTION
       ----------------------------------------------   --------------------------------------------
 10.   Cover Page....................................   Cover Page
 11.   Table of Contents.............................   Table of Contents
 12.   General Information and History...............   Not Applicable
 13.   Investment Objectives and Policies............   MainStay VP Series Fund, Inc.; Investment
                                                          Policies
 14.   Management of the Registrant..................   Management of the Fund
 15.   Control Persons and Principal Holders of
         Securities..................................   Management of the Fund; Purchase and
                                                          Redemption of Shares; General Information
 16.   Investment Advisory and Other Services........   Management of the Portfolios;
                                                          The Investment Advisers
 17.   Brokerage Allocation..........................   Portfolio Brokerage
 18.   Capital Stock and Other Securities............   Purchase and Redemption of Shares; General
                                                          Information
 19.   Purchase, Redemption and Pricing of Securities
         Being Offered...............................   Determination of Net Asset Value;
                                                          Purchase and Redemption of Shares
 20.   Tax Status....................................   Taxes
 21.   Underwriters..................................   Not Applicable
 22.   Calculation of Yield Quotations of Money
         Market Funds................................   Investment Performance Calculations
 23.   Financial Statements..........................   Financial Statements

MainStay VP Series Fund, Inc. Prospectus                            May 1, 1997

--------------------------------------------------------------------------------


                                                MAINSTAY VP SERIES FUND, INC.
                                                OFFERS 11 PORTFOLIOS
                                                 Growth
                                                Capital Appreciation Portfolio......     page A-8
                                                Growth Equity Portfolio.............     page A-9
                                                Indexed Equity Portfolio............    page A-10
                                                International Equity Portfolio......    page A-11
                                                 Growth & Income
                                                Convertible Portfolio...............    page A-12
                                                Total Return Portfolio..............    page A-13
                                                Value Portfolio.....................    page A-14
                                                 Income
                                                Bond Portfolio......................    page A-15
                                                Government Portfolio................    page A-16
                                                High Yield Corporate Bond
                                                  Portfolio.........................    page A-17
                                                Cash Management Portfolio...........    page A-18




   (Read) This:


These Portfolios aren't federally
insured or guaranteed by the U.S.
Government. Shares of these Portfolios
are not deposits or obligations of, or
guaranteed or insured by any financial
institution, the Federal Deposit
Insurance Corporation or any other
government agency. Investments in the
Portfolios are subject to investment
risks, including possible loss of
principal.

NO GUARANTEES. There are no guarantees
that a Portfolio will meet its
objectives. All mutual funds involve
risk, including the potential to lose
some or all of your original investment.
Except for money market funds, the price of a mutual fund share will fluctuate and, when sold, may be higher or lower than your original purchase price.
Furthermore, although the Cash
Management Portfolio attempts to
maintain a stable net asset value of $1
per share, there can be no assurance
that it will succeed in doing so.


THESE SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION OR
ANY STATE SECURITIES COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.


 Please read this prospectus carefully
 before you invest, and keep it for
 future reference. We hope you will
 easily find and understand the
 information you need; but if you have
 any suggestions for improvement--or if
 you need any help--please ask your
 registered representative.
 This prospectus includes information
 you should know before investing. For
 even more details, write to MainStay
 VP Series Fund, Inc., 51 Madison
 Avenue, New York, NY 10010 or call
 (800) 598-2019 for a free copy of the
 current Statement of Additional
 Information (SAI). The SAI is
 incorporated by reference into this
 prospectus and also has been filed
 with the Securities and Exchange
 Commission. The Securities and
 Exchange Commission maintains a
 website (http://www.sec.gov) that
 contains the SAI, material
 incorporated by reference and other
 information regarding registrants that
 file electronically with the SEC.
----------------------------------------
-----------------------------------------

                                 WHAT'S INSIDE?


--------------------------------------------------------------------------------


                                                                                           PAGE
                                                                                           ----
THE FUND AND THE SEPARATE ACCOUNTS......................................................    A-3
     Financial Highlights...............................................................    A-4
OTHER INFORMATION ABOUT THE PORTFOLIOS..................................................   A-19
     General Investment Considerations..................................................   A-19
     Convertible Portfolio..............................................................   A-19
     High Yield Corporate Bond Portfolio................................................   A-19
     Indexed Equity Portfolio...........................................................   A-20
     International Equity Portfolio.....................................................   A-20
     Investments and Investment Practices...............................................   A-21
     Other Information..................................................................   A-25
THE FUND AND ITS MANAGEMENT.............................................................   A-25
     Investment Advisers................................................................   A-25
     Administrator......................................................................   A-25
     Capital Stock......................................................................   A-26
PURCHASE AND REDEMPTION OF SHARES.......................................................   A-27
TAXES, DIVIDENDS AND DISTRIBUTIONS......................................................   A-27
     Taxes..............................................................................   A-27
     Dividends and Distributions........................................................   A-27
GENERAL INFORMATION.....................................................................   A-28
     Custodian..........................................................................   A-28
     Performance and Yield Information..................................................   A-28
     Reports to Shareholders............................................................   A-28
     Other Information..................................................................   A-28
APPENDIX A..............................................................................   AA-1


                            ------------------------

     NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       THE FUND AND THE SEPARATE ACCOUNTS


--------------------------------------------------------------------------------

     This Prospectus describes the shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, a diversified open-end management investment company, is a Maryland corporation organized on June 3, 1983.

     The Fund issues for investment by the Separate Accounts eleven separate classes of capital stock, each of which represents a separate portfolio of investments--the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Total Return Portfolio ("Total Return"), the MainStay VP Value Portfolio ("Value"), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Growth Equity Portfolio ("Growth Equity") and the MainStay VP Indexed Equity Portfolio ("Indexed Equity"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.


     Shares of the Portfolios are currently offered to the Separate Accounts to fund multifunded retirement annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy"). Certain of the Portfolios also offer their shares to other separate accounts of NYLIAC to fund other annuity policies and variable life insurance policies.


     The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner ("Owner") of a Policy. The rights of an Owner are described in the Policy. The current prospectus for the Policy (which is attached at the front of this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

     The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
                                                                               -


     The following per share data (for a share outstanding throughout the period) and selected ratios with respect to each portfolio of the Fund has been audited by Price Waterhouse LLP, Independent Accountants, whose report on the Financial Statements containing such information is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto for the year ended December 31, 1996, which appear in the Statement of Additional Information. Additional information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by writing or calling the Fund at the address and telephone number given on the front cover page of this prospectus.


                                                     CAPITAL APPRECIATION                         CASH MANAGEMENT
                                                           PORTFOLIO                                 PORTFOLIO
                                         ---------------------------------------------    --------------------------------
                                                FOR THE YEAR ENDED           JAN. 29,            FOR THE YEAR ENDED
                                                   DECEMBER 31,              1993** TO              DECEMBER 31,
                                         --------------------------------    DEC. 31,     --------------------------------
                                           1996        1995        1994        1993         1996        1995        1994
                                         --------    --------    --------    ---------    --------    --------    --------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...............................  $  15.49    $  11.45    $  12.03     $ 10.00     $   1.00    $  1.00     $  1.00
                                         --------    --------    --------    ---------    --------    --------    --------
Net investment income..................      0.01        0.06        0.05        0.02         0.05       0.05        0.04
Net realized and unrealized gain (loss)
  on investments.......................      2.90        4.04       (0.58)       2.03           --         --          --
                                         --------    --------    --------    ---------    --------    --------    --------
Total from investment operations.......      2.91        4.10       (0.53)       2.05         0.05       0.05        0.04
                                         --------    --------    --------    ---------    --------    --------    --------
Less dividends and distributions:
  From net investment income...........     (0.01)      (0.06)      (0.05)      (0.02)       (0.05)     (0.05)      (0.04)
  From net realized gain on
    investments........................        --          --          --          --           --         --          --
                                         --------    --------    --------    ---------    --------    --------    --------
Total dividends and distributions......     (0.01)      (0.06)      (0.05)      (0.02)       (0.05)     (0.05)      (0.04)
                                         --------    --------    --------    ---------    --------    --------    --------
NET ASSET VALUE AT END OF PERIOD.......  $  18.39    $  15.49    $  11.45     $ 12.03     $   1.00    $  1.00     $  1.00
                                         ========    ========    ========    ========     ========    =======     =======
Total investment return#...............     18.75%      35.78%      (4.38%)     20.54%        4.95%      5.59%       3.82%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income................      0.09%       0.57%       0.63%       0.46%*       4.92%      5.44%       3.97%
  Net expenses.........................      0.73%       0.73%       0.73%       0.73%*       0.62%      0.62%       0.62%
  Expenses (before reimbursement)......      0.75%       0.90%       0.91%       1.15%*       0.64%      0.94%       0.89%
Portfolio turnover rate................        16%         35%         39%         28%          --         --          --
Average commission rate paid...........  $ 0.0600         (a)         (a)          (a)          --         --          --
Net assets at end of period (in
  000's)...............................  $503,622    $244,536    $113,999     $43,485     $118,347    $87,839     $71,116

                                                                                      GOVERNMENT
                                                      CONVERTIBLE                      PORTFOLIO
                                                       PORTFOLIO     ---------------------------------------------
                                                      -----------
                                         JAN. 29,       OCT. 1,             FOR THE YEAR ENDED           JAN. 29,
                                         1993** TO     1996** TO               DECEMBER 31,              1993** TO
                                         DEC. 31,      DEC. 31,      --------------------------------    DEC. 31,
                                           1993          1996          1996        1995        1994        1993
                                         ---------    -----------    --------    --------    --------    ---------
                                         <
NET ASSET VALUE AT BEGINNING OF
  PERIOD...............................   $  1.00       $ 10.00      $  10.01    $  9.21     $ 10.15      $ 10.00
                                         ---------    -----------    --------    --------    --------    ---------
Net investment income..................      0.02          0.10          0.65       0.75        0.75         0.82
Net realized and unrealized gain (loss)
  on investments.......................        --          0.29         (0.42)      0.80       (0.94)       (0.25)
                                         ---------    -----------    --------    --------    --------    ---------
Total from investment operations.......      0.02          0.39          0.23       1.55       (0.19)        0.57
                                         ---------    -----------    --------    --------    --------    ---------
Less dividends and distributions:
  From net investment income...........     (0.02)        (0.10)        (0.65)     (0.75)      (0.75)       (0.42)
  From net realized gain on
    investments........................        --         (0.02)           --         --          --           --
                                         ---------    -----------    --------    --------    --------    ---------
Total dividends and distributions......     (0.02)        (0.12)        (0.65)     (0.75)      (0.75)       (0.42)
                                         ---------    -----------    --------    --------    --------    ---------
NET ASSET VALUE AT END OF PERIOD.......   $  1.00       $ 10.27      $   9.59    $ 10.01     $  9.21      $ 10.15
                                         ========     =========       =======    =======     =======     ========
Total investment return#...............      2.40%         3.89%        (2.28%)    16.72%       (1.84%)      5.63%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income................      2.65%*        5.14%*        6.66%      7.80%       8.16%        8.46%*
  Net expenses.........................      0.62%*        0.73%*        0.67%      0.67%       0.67%        0.67%*
  Expenses (before reimbursement)......      1.10%*        1.46%*        0.71%      0.82%       0.87%        1.02%*
Portfolio turnover rate................        --            15%          304%       592%        483%         501%
Average commission rate paid...........        --       $0.0537            --         --          --           --
Net assets at end of period (in
  000's)...............................   $26,733       $15,464      $ 73,123    $64,812     $61,641      $46,766



------------


  *  Annualized.

 **  Commencement of operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.

(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
                                                                               -

                                   HIGH YIELD             INTERNATIONAL                         TOTAL RETURN
                                   CORPORATE                  EQUITY                              PORTFOLIO
                                 BOND PORTFOLIO             PORTFOLIO           ---------------------------------------------
                              --------------------    ----------------------
                              FOR YEAR     MAY 1,     FOR YEAR      MAY 1,             FOR THE YEAR ENDED           JAN. 29,
                               ENDED      1995** TO     ENDED      1995** TO              DECEMBER 31,              1993** TO
                              DEC. 31,    DEC. 31,    DEC. 31,     DEC. 31,     --------------------------------    DEC. 31,
                                1996        1995        1996         1995         1996        1995        1994        1993
                              --------    --------    ---------    ---------    --------    --------    --------    ---------
NET ASSET VALUE AT BEGINNING
  OF PERIOD.................  $  10.55    $ 10.00      $ 10.20      $ 10.00     $  13.26    $  10.58    $  11.32     $ 10.00
                              --------    --------    ---------    ---------    --------    --------    --------    ---------
Net investment income.......      0.59       0.37         0.44         0.64         0.30        0.31        0.27        0.16
Net realized and unrealized
  gain (loss) on
  investments...............      1.22       0.61         0.06         0.01         1.30        2.69       (0.72)       1.34
Net realized and unrealized
  gain on foreign currency
  transactions..............        --         --         0.56         0.05           --          --          --          --
                              --------    --------    ---------    ---------    --------    --------    --------    ---------
Total from investment
  operations................      1.81       0.98         1.06         0.70         1.60        3.00       (0.45)       1.50
                              --------    --------    ---------    ---------    --------    --------    --------    ---------
Less dividends and
  distributions:
  From net investment
    income..................     (0.59)     (0.37)       (0.60)       (0.06)       (0.30)      (0.32)      (0.29)      (0.16)
  From net realized gain on
    investments and foreign
    currency transactions...     (0.16)     (0.04)       (0.01)       (0.44)          --          --          --          --
  In excess of net realized
    gain on investments.....        --      (0.02)          --           --           --          --          --       (0.02)
                              --------    --------    ---------    ---------    --------    --------    --------    ---------
Total dividends and
  distributions.............     (0.75)     (0.43)       (0.61)       (0.50)       (0.30)      (0.32)      (0.29)      (0.18)
                              --------    --------    ---------    ---------    --------    --------    --------    ---------
NET ASSET VALUE AT END OF
  PERIOD....................  $  11.61    $ 10.55      $ 10.65      $ 10.20     $  14.56    $  13.26    $  10.58     $ 11.32
                              ========    =======      =======     ========     ========    ========    ========    ========
Total investment return#....     17.16%     10.06%       10.54%        6.96%       12.08%      28.33%      (3.99%)     15.04%
RATIOS (TO AVERAGE NET
  ASSETS)/ SUPPLEMENTAL
  DATA:
  Net investment income.....      8.59%     10.02%*       1.01%        1.07%*       2.52%       3.06%       3.50%       3.48%*
  Net expenses..............      0.67%      0.67%*       0.97%        0.97%*       0.69%       0.69%       0.69%       0.69%*
  Expenses (before
    reimbursement)..........      0.71%      1.25%*       1.51%        2.51%*       0.71%       0.81%       0.88%       1.07%*
Portfolio turnover rate.....       149%        95%          16%          14%         175%        253%        297%        197%
Average commission rate
  paid......................  $ 0.0613         (a)     $0.0364           (a)    $ 0.0599         (a)         (a)          (a)
Net assets at end of period
  (in 000's)................  $205,001    $43,314      $34,509      $14,631     $332,897    $194,893    $122,333     $55,548

                                                                      INDEXED EQUITY
                                      VALUE                              PORTFOLIO
                                    PORTFOLIO          ---------------------------------------------
                              ---------------------
                              FOR YEAR     MAY 1,             FOR THE YEAR ENDED           JAN. 29,
                               ENDED      1995** TO              DECEMBER 31,              1993** TO
                              DEC. 31,    DEC. 31,     --------------------------------    DEC. 31,
                                1996        1995         1996        1995        1994        1993
                              --------    ---------    --------    --------    --------    ---------
                              <
NET ASSET VALUE AT BEGINNING
  OF PERIOD.................  $  11.58     $ 10.00     $  13.53    $  10.38    $ 10.58      $ 10.00
                              --------    ---------    --------    --------    --------    ---------
Net investment income.......      0.17        0.10         0.24        0.27       0.24         0.19
Net realized and unrealized
  gain (loss) on
  investments...............      2.52        1.58         2.79        3.55      (0.15)        0.67
Net realized and unrealized
  gain on foreign currency
  transactions..............        --          --           --          --         --           --
                              --------    ---------    --------    --------    --------    ---------
Total from investment
  operations................      2.69        1.68         3.03        3.82       0.09         0.86
                              --------    ---------    --------    --------    --------    ---------
Less dividends and
  distributions:
  From net investment
    income..................     (0.17)      (0.10)       (0.24)      (0.28)     (0.24)       (0.19)
  From net realized gain on
    investments and foreign
    currency transactions...     (0.20)         --        (0.22)      (0.39)     (0.05)       (0.08)
  In excess of net realized
    gain on investments.....        --          --           --          --         --        (0.01)
                              --------    ---------    --------    --------    --------    ---------
Total dividends and
  distributions.............     (0.37)      (0.10)       (0.46)      (0.67)     (0.29)       (0.28)
                              --------    ---------    --------    --------    --------    ---------
NET ASSET VALUE AT END OF
  PERIOD....................  $  13.90     $ 11.58     $  16.10    $  13.53    $ 10.38      $ 10.58
                              ========    ========     ========    ========    =======     ========
Total investment return#....     23.22%      16.76%       22.42%      36.89%      0.76%        8.53%
RATIOS (TO AVERAGE NET
  ASSETS)/ SUPPLEMENTAL
  DATA:
  Net investment income.....      2.10%       2.57%*       2.14%       2.52%      2.61%        2.54%*
  Net expenses..............      0.73%       0.73%*       0.47%       0.47%      0.47%        0.47%*
  Expenses (before
    reimbursement)..........      0.79%       1.45%*       0.50%       0.62%      0.68%        0.96%*
Portfolio turnover rate.....        41%         20%           3%          5%         8%           7%
Average commission rate
  paid......................  $ 0.0593          (a)    $ 0.0498         (a)         (a)          (a)
Net assets at end of period
  (in 000's)................  $120,415     $24,429     $223,945    $105,171    $63,164      $43,081


------------
  *  Annualized.
 **  Commencement of operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.

(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
                                                                               -

                                                                                           BOND PORTFOLIO
                                                                      --------------------------------------------------------
                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                      --------------------------------------------------------
                                                                        1996        1995        1994        1993        1992
                                                                      --------    --------    --------    --------    --------
NET ASSET VALUE AT BEGINNING OF YEAR................................  $  13.42    $  12.09    $  13.43    $  12.91    $  12.77
                                                                      --------    --------    --------    --------    --------
Net investment income...............................................      0.87        0.88        0.88        0.95        0.92
Net realized and unrealized gain (loss) on investments..............     (0.59)       1.33       (1.34)       0.53        0.13
                                                                      --------    --------    --------    --------    --------
Total from investment operations....................................      0.28        2.21       (0.46)       1.48        1.05
                                                                      --------    --------    --------    --------    --------
Less dividends:
  From net investment income........................................     (0.87)      (0.88)      (0.88)      (0.96)      (0.91)
                                                                      --------    --------    --------    --------    --------
NET ASSET VALUE AT END OF YEAR......................................  $  12.83    $  13.42    $  12.09    $  13.43    $  12.91
                                                                      ========    ========    ========    ========    ========
Total investment return#............................................      2.05%      18.31%      (3.39%)     11.40%       8.26%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income.............................................      6.31%       6.55%       6.53%       6.79%       7.54%
  Net expenses......................................................      0.58%       0.62%       0.62%++     0.27%++     0.25%
  Expenses (before reimbursement)...................................      0.58%       0.91%       0.67%++     0.27%++     0.25%
Portfolio turnover rate.............................................       103%         81%         88%         41%         10%
Net assets at end of year (in 000's)................................  $226,375    $235,030    $206,686    $228,683    $203,947


                                                                        1991        1990        1989        1988        1987

                                                                      --------    --------    --------    --------    --------

                                                                      <
NET ASSET VALUE AT BEGINNING OF YEAR................................  $  11.86    $  12.09    $  11.80    $  11.99    $  13.55

                                                                      --------    --------    --------    --------    --------

Net investment income...............................................      1.02        1.12        1.11        1.20        1.06

Net realized and unrealized gain (loss) on investments..............      0.91       (0.23)       0.30       (0.21)      (0.91)

                                                                      --------    --------    --------    --------    --------

Total from investment operations....................................      1.93        0.89        1.41        0.99        0.15

                                                                      --------    --------    --------    --------    --------

Less dividends:
  From net investment income........................................     (1.02)      (1.12)      (1.12)      (1.18)      (1.71)

                                                                      --------    --------    --------    --------    --------

NET ASSET VALUE AT END OF YEAR......................................  $  12.77    $  11.86    $  12.09    $  11.80    $  11.99

                                                                      ========    ========    ========    ========    ========

Total investment return#............................................     16.27%       7.36%      11.95%       8.26%       1.07%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income.............................................      8.22%       8.88%       8.83%       8.66%       8.15%

  Net expenses......................................................      0.25%       0.25%       0.25%       0.26%       0.25%

  Expenses (before reimbursement)...................................      0.25%       0.25%       0.25%       0.26%       0.25%

Portfolio turnover rate.............................................        57%         81%         20%        105%         53%

Net assets at end of year (in 000's)................................  $164,124    $138,826    $134,542    $122,725    $130,901



------------

 ++ At the Fund's shareholder meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.


  # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------


                                                                                      GROWTH EQUITY PORTFOLIO
                                                                      --------------------------------------------------------
                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                      --------------------------------------------------------
                                                                        1996        1995        1994        1993        1992
                                                                      --------    --------    --------    --------    --------
NET ASSET VALUE AT BEGINNING OF YEAR................................  $  17.22    $  14.69    $  15.64    $  15.53    $  15.57
                                                                      --------    --------    --------    --------    --------
Net investment income...............................................      0.18        0.22        0.22        0.24        0.22
Net realized and unrealized gain (loss) on investments..............      4.06        4.06       (0.03)       1.88        1.72
                                                                      --------    --------    --------    --------    --------
Total from investment operations....................................      4.24        4.28        0.19        2.12        1.94
                                                                      --------    --------    --------    --------    --------
Less dividends and distributions:
  From net investment income........................................     (0.18)      (0.22)      (0.22)      (0.25)      (0.22)
  From net realized gain on investments.............................     (2.65)      (1.53)      (0.92)      (1.76)      (1.76)
                                                                      --------    --------    --------    --------    --------
Total dividends and distributions...................................     (2.83)      (1.75)      (1.14)      (2.01)      (1.98)
                                                                      --------    --------    --------    --------    --------
NET ASSET VALUE AT END OF YEAR......................................  $  18.63    $  17.22    $  14.69    $  15.64    $  15.53
                                                                      ========    ========    ========    ========    ========
Total investment return#                                                 24.50%      29.16%       1.20%      13.71%      12.42%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income.............................................      0.98%       1.29%       1.41%       1.42%       1.50%
  Net expenses......................................................      0.58%       0.62%       0.62%++     0.27%++     0.27%
  Expenses (before reimbursement)...................................      0.58%       0.91%       0.65%++     0.27%++     0.27%
Portfolio turnover rate.............................................       104%        104%        108%        121%         82%
Average commission rate paid........................................  $ 0.0595          (a)         (a)         (a)         (a)
Net assets at end of year (in 000's)................................  $564,685    $427,507    $330,161    $319,196    $272,834

                                                                                      GROWTH EQUITY PORTFOLIO
                                                                      --------------------------------------------------------
                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                      --------------------------------------------------------
                                                                        1991        1990        1989        1988        1987
                                                                      --------    --------    --------    --------    --------
NET ASSET VALUE AT BEGINNING OF YEAR................................  $  13.00    $  14.22    $  12.70    $  11.22    $  11.87
                                                                      --------    --------    --------    --------    --------
Net investment income...............................................      0.27        0.32        0.42        0.46        0.36
Net realized and unrealized gain (loss) on investments..............      4.10       (1.20)       2.82        1.43       (0.49)
                                                                      --------    --------    --------    --------    --------
Total from investment operations....................................      4.37       (0.88)       3.24        1.89       (0.13)
                                                                      --------    --------    --------    --------    --------
Less dividends and distributions:
  From net investment income........................................     (0.29)      (0.33)      (0.44)      (0.41)      (0.52)
  From net realized gain on investments.............................     (1.51)      (0.01)      (1.28)         --          --
                                                                      --------    --------    --------    --------    --------
Total dividends and distributions...................................     (1.80)      (0.34)      (1.72)      (0.41)      (0.52)
                                                                      --------    --------    --------    --------    --------
NET ASSET VALUE AT END OF YEAR......................................  $  15.57    $  13.00    $  14.22    $  12.70    $  11.22
                                                                      ========    ========    ========    ========    ========
Total investment return#                                                 33.62%      (6.19%)     25.51%      16.85%      (1.13%)
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income.............................................      1.78%       2.33%       2.80%       3.32%       2.71%
  Net expenses......................................................      0.29%       0.29%       0.28%       0.30%       0.26%
  Expenses (before reimbursement)...................................      0.29%       0.29%       0.28%       0.30%       0.26%
Portfolio turnover rate.............................................       100%        114%        108%        111%         71%
Average commission rate paid........................................        (a)         (a)         (a)         (a)         (a)
Net assets at end of year (in 000's)................................  $204,147    $152,824    $171,116    $150,538    $156,198



------------
 ++ At the Fund's shareholder meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.


(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

                         Capital Appreciation Portfolio

                         The Portfolio's objective is:


to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.



WHO SHOULD INVEST? Investors who seek growth and are willing to accept a higher level of risk for higher return potential.


                           The Portfolio invests in:


The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, depending upon the economic environment and the relative attractiveness of the various securities markets.



Under normal market conditions...



 ...SECURITIES ISSUED BY COMPANIES WITH INVESTMENT CHARACTERISTICS SUCH AS:



- participation in expanding markets;



- increasing unit sales volume;



- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the Standard & Poor's 500 Composite Price Index (S&P 500); or



- increasing return on investment.



 ...ANY OTHER SECURITIES WHICH, IN THE JUDGMENT OF MACKAY-SHIELDS ARE READY FOR A RISE IN PRICE, or expected to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand or changes in the economy.



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 19, "General Investment Considerations" and pages 21-25, "Investments and Investment Practices," for details.)



RISKS? The Portfolio may purchase securities carrying above-average risk relative to common stock indices such as the Dow Jones Industrial Average and the S&P 500. Opportunities for greater gain frequently involve correspondingly greater risk of loss.


WHO'S MANAGING YOUR MONEY?

EDMUND SPELMAN AND RUDY CARRYL OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Spelman is a Director at MacKay-Shields who specializes in equities. He joined the firm in 1991 after working as an analyst at Oppenheimer & Co. since 1983. Mr. Spelman has acted as a portfolio manager of the Capital Appreciation and Total Return Portfolios since their inceptions. Mr. Carryl joined MacKay-Shields Financial Corporation as a Director in 1992. He has fifteen years of investment management and research experience. Mr. Carryl was research director and senior portfolio manager at Value Line, Inc. from 1978-1992. Mr. Carryl has acted as a portfolio manager of the Capital Appreciation and Total Return Portfolios since their inceptions.

                            Growth Equity Portfolio

                         The Portfolio's objective is:


to seek long term growth of capital, with income as a secondary consideration.



WHO SHOULD INVEST? Investors who seek growth and are willing to accept a higher level of risk for higher return potential.


                           The Portfolio invests in:


Under normal market conditions...



 ...COMMON STOCKS of well established, well managed companies which appear to have better than average growth potential.



 ...IN ADDITION TO COMMON STOCKS, the Portfolio may invest up to 10% of its total assets in securities convertible into or with rights to purchase common stocks, such as warrants.



The Portfolio may also make loans of portfolio securities and may invest in foreign securities.



The Portfolio will seek to identify companies which are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios.



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 19, "General Investment Considerations" and pages 21-25, "Investments and Investment Practices," for details.)



RISKS? Investment in common stocks is subject to the risk of changing economic conditions and the risks inherent in management's ability to anticipate such changes. The Portfolio invests primarily in common stocks and, therefore, is exposed to the risks of investing in those securities, including fluctuations in value.


WHO'S MANAGING YOUR MONEY?

JAMES AGOSTISI AND PATRICIA S. ROSSI OF NEW YORK LIFE INSURANCE COMPANY.


Mr. Agostisi is an Investment Vice President of New York Life. He joined New York Life in 1984 and subsequently served as its head money market trader. From 1989 to 1994 he worked as a research analyst in both equities and high yield securities. Ms. Rossi joined New York Life as an Investment Vice President in 1995 with eighteen years of investment management and research experience. Prior to joining New York Life, Ms. Rossi was a portfolio manager for the United Church of Christ--Pension Boards.

                            Indexed Equity Portfolio

                         The Portfolio's objective is:


to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500.



WHO SHOULD INVEST? Investors who seek growth and are willing to accept a higher level of risk for higher return potential.



SEE PAGE 20 for more details about the Portfolio.


                           The Portfolio invests in:


Under normal market conditions...



 ...AT LEAST 80% OF ITS TOTAL ASSETS IN STOCKS LISTED IN THE INDEX. The Portfolio will attempt to be fully invested at all times, and will invest in stocks in the same proportions as they are invested in the Index.



The Portfolio may utilize stock index options and stock index futures contracts and options on stock index futures contracts to a limited extent. Options, futures contracts, and options on futures contracts may be used for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transactions costs. The Portfolio may enter into options and futures contracts only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's total assets.



The Portfolio may invest in securities of foreign issuers included in the Index.



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 19, "General Investment Considerations" and pages 21-25, "Investments and Investment Practices," for details.)



RISKS? An investment in this Portfolio involves risks similar to those of investing directly in common stocks. The Portfolio uses the Index because it represents about two-thirds of the total market value of all common stocks and is well-known to investors. The Index also represents total return performance including reinvested dividends of the stocks in the Index. If the value of the Index declines, the NAV of shares of the Portfolio will also decline.


WHO'S MANAGING YOUR MONEY?

JAMES MEHLING OF MONITOR CAPITAL ADVISORS, INC.


Mr. Mehling joined Monitor Capital Advisors in 1991 after working as director of risk management in the investment department of New York Life Insurance Company. Mr. Mehling is currently Chief Investment Officer for Monitor. He began his career in financial services with Merrill Lynch in 1976 and was with County NatWest Government Securities from 1987-1989. Mr. Mehling has served as portfolio manager to the Portfolio since 1993.



The Index is a broad measurement of stock market performance composed of 500 common stocks selected by Standard & Poor's ("S&P").



The Portfolio is neither sponsored by nor affiliated with S&P.



By including a stock in the Index, neither S&P nor the Portfolio's Adviser takes any stance on the stock's investment value.

                         International Equity Portfolio

                         The Portfolio's objective is:


to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.



WHO SHOULD INVEST? Investors who prefer the higher return potential of international equities or want to add diversification to their domestic investments.



SEE PAGE 20 for more details about the Portfolio.


                           The Portfolio invests in:


Under normal market conditions...



 ...AT LEAST 65% OF ITS TOTAL ASSETS IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES, which may include common stocks, preferred stocks, warrants, and other equity securities of issuers, wherever organized, who do business mainly outside the U.S. Eligible investments include any equity or equity-related investments, domestic or foreign, whether denominated in foreign currencies or U.S. dollars.



 ...A VARIETY OF COUNTRIES and will be invested in a minimum of five countries exclusive of the United States. This includes countries with established economies, emerging market countries, including countries in Latin America and other newly industrialized countries such as South Korea and Taiwan, which MacKay-Shields believes present favorable investment opportunities.



The Portfolio may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities or currencies. (For more details, see page 20, "Other Information About the Portfolios--International Equity Portfolio.")



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 19, "General Investment Considerations" and pages 21-25, "Investments and Investment Practices," for details.)



THIS PORTFOLIO IS FOR LONG-TERM INVESTORS WHO SEEK GROWTH OVER CURRENT INCOME. It is not designed as a way to speculate on short-term stock market swings. Investors should be able to tolerate sudden, sometimes substantial fluctuations in value.



RISKS? Alone, this Portfolio is not a balanced investment plan. It is appropriate for investors wanting investments in markets outside the U.S. while seeking to avoid undue volatility. The orientation is in avoiding excessive risk, although there are risks associated with any investment. Due to this philosophy, the Portfolio may not attain as high a return as more aggressively managed international funds--although the Portfolio is expected to outperform some funds in down markets. There is no guarantee that the Portfolio will succeed in achieving its objective.



Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments, and involve additional risks. (For more on risks of investing in foreign securities, see page 22, "Investments and Investment Practices--Foreign Securities.")


WHO'S MANAGING YOUR MONEY?

SHIGEMI TAKAGI OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Takagi is a Director of MacKay-Shields. He specializes in international equity securities. Mr. Takagi joined MacKay-Shields in 1989, after working at First Boston Corporation as an equity analyst in their international equity research department. He has served as a portfolio manager since the Portfolio was started in 1995.



Securities of issuers in one country may be denominated in the currency of another country.

                             Convertible Portfolio

                         The Portfolio's objective is:


to seek capital appreciation together with current income. Certain of the Portfolio's investments have speculative characteristics.



WHO SHOULD INVEST? Investors who want income from securities that may offer growth potential if converted into common stock.



SEE PAGE 19 for more details about the Portfolio.


                           The Portfolio invests in:


Under normal market conditions...



 ...AT LEAST 65% OF THE VALUE OF ITS TOTAL ASSETS IN "CONVERTIBLE SECURITIES", that is, bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stock.



The Portfolio takes a flexible approach, investing in a broad range of securities of a variety of companies and industries.



 ...NOT MORE THAN 5% OF ITS TOTAL ASSETS IN SECURITIES rated less than B by S&P or B by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, that are judged to be of comparable quality by MacKay-Shields.



The Portfolio may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.



 ...THE BALANCE OF THE PORTFOLIO MAY BE INVESTED IN NON-CONVERTIBLE DEBT OR EQUITY SECURITIES or U.S. Government securities or may be held in cash or cash equivalents.



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 19, "General Investment Considerations" and pages 21-25, "Investments and Investment Practices," for details.)



RISKS? The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.



Securities rated in categories lower than Baa by Moody's or BBB by S&P, sometimes referred to as "junk bonds", are not considered "investment grade" and generally involve more investment risks than securities rated investment grade, including risks of price volatility, greater risk of issuer default on payments of interest or repayment of principal, and other characteristics that may be regarded as speculative. In addition, Moody's regards securities rated Baa as having speculative characteristics. (See page 24, "Risks of Investing in High Yield Securities" for more details; and Appendix A for a description of ratings.)


WHO'S MANAGING YOUR MONEY?

DENIS LAPLAIGE,
NEIL FEINBERG AND
THOMAS WYNN OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Laplaige is President, Managing Director and Chief Investment Officer of MacKay-Shields. He joined the firm in 1982, became a Director in 1988, Managing Director in 1991 and a member of the Board of Directors in 1993. He has managed this Portfolio since its inception and is also a portfolio manager of the Value Portfolio and the High Yield Corporate Bond Portfolio. Mr. Feinberg is a Director of MacKay-Shields and has been a portfolio manager for the Convertible Portfolio since its inception. He joined MacKay-Shields in 1992. Prior to joining MacKay-Shields, Mr. Feinberg was employed by National Securities and Research Corporation as an analyst (1989-1992). Mr. Wynn has been a portfolio manager for the Portfolio since 1997 and joined the firm in 1995 as a research analyst. He was previously a portfolio manager at Fiduciary Trust for nine years and has over twelve years experience in investment management and research.

                             Total Return Portfolio

                         The Portfolio's objective is:


to realize current income consistent with reasonable opportunity for future growth of capital and income.



The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type. The Portfolio may invest in common stocks, preferred stocks, convertible securities, warrants and fixed-income securities, such as bonds and other debt obligations, including money market instruments.



WHO SHOULD INVEST? Investors who seek a combination of income and growth potential and want to manage risk through diversification.


                           The Portfolio invests in:


Under normal market conditions...



 ...A MINIMUM OF 30% OF THE PORTFOLIO'S NET ASSETS will be invested in equity securities. A majority of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500. The Portfolio will also invest in stocks and other equity securities which it believes to be undervalued.



 ...A MINIMUM OF 30% OF NET ASSETS will be invested in debt securities. It is contemplated that the Portfolio's long-term debt investments will consist primarily of securities which are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay-Shields.



 ...UP TO 20% OF THE VALUE OF THE PORTFOLIO'S INVESTMENT in debt securities may be in securities rated below A, provided that they are rated at least Ba by Moody's, or BB by S&P, or, if unrated, deemed to be of comparable creditworthiness by MacKay-Shields.



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 19, "General Investment Considerations" and pages 21-25, "Investments and Investment Practices," for details.)



RISKS? The Portfolio may allocate its assets among equity and debt securities and, therefore, has some exposure to the risks of both common stocks and bonds. Investments in securities rated Ba by Moody's or BB by S&P involve special risks not generally associated with investing in securities rated in higher rating categories, including greater volatility of price, greater risk of issuer default, or other characteristics that may be regarded as speculative. Securities rated lower than Baa by Moody's or lower than BBB by S&P or, if not rated, of equivalent quality, are sometimes referred to as "high yield" (or "junk") bonds. (See page 24, "Risks of Investing in High Yield Securities" for more details; and Appendix A for rating descriptions.)


WHO'S MANAGING YOUR MONEY?

RAVI AKHOURY, EDMUND SPELMAN AND RUDY CARRYL OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Akhoury joined MacKay-Shields as a Director in 1984, became a Managing Director in 1988, became President and a member of the Board of Directors in 1989, and became Chairman and Chief Executive Officer in 1992. Prior thereto, he worked for four years as a fixed income manager for Fischer Francis Trees & Watts and for seven years as a fixed income manager for the Equitable Life Assurance Society. He has been a portfolio manager of the Total Return Portfolio since 1993, and also manages the Government Portfolio. Biographies for Mr. Spelman and Mr. Carryl appear on page 8.

                                Value Portfolio

                         The Portfolio's objective is:


to realize maximum long-term total return from a combination of capital growth and income. The Portfolio is not designed or managed primarily to produce current income.



WHO SHOULD INVEST? Investors who seek to maximize total return from securities which may have more potential than the market currently sees.


                           The Portfolio invests in:


The Portfolio takes a flexible approach emphasizing investment in common stocks which are, in the opinion of MacKay-Shields, undervalued at the time of purchase.



Under normal market conditions...



 ...AT LEAST 65% OF ITS TOTAL ASSETS IN COMMON STOCKS WHICH:



- it believes to be undervalued in the market relative to comparable securities;



- are dividend-paying common stocks that are listed on a national securities exchange or traded in the over-the-counter market but the Portfolio may also invest in non-dividend paying stocks in accordance with MacKay-Shields' judgment.



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 19, "General Investment Considerations" and pages 21-25, "Investments and Investment Practices," for details.)



Usually stocks deemed to be fully valued will be replaced by securities which are deemed to be undervalued in the marketplace.



In analyzing different securities, MacKay-Shields will consider ratios of market price to book value, estimated liquidating value and cash flow as significant factors in assessing relative value, while growth rates and forecasts of future earnings will be factors of lesser significance.



RISKS? The Portfolio invests primarily in common stocks and, therefore, is exposed to the risks of investing in those securities, including fluctuations in value.


WHO'S MANAGING YOUR MONEY?

DENIS LAPLAIGE AND JEFFREY SIMON OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Laplaige, President, Managing Director and Chief Investment Officer of MacKay-Shields, has served as a portfolio manager of the Value Portfolio since 1995. His biography is on page 12. Mr. Simon is a Director of MacKay-Shields and specializes in equity securities. He joined MacKay-Shields in 1993 after working as a senior equity research analyst and portfolio manager at National Securities and Research Corporation (1991-1992) and Neuberger & Berman (1987-1991). Mr. Simon has served as a portfolio manager of the Portfolio since 1996.

                                 Bond Portfolio

                         The Portfolio's objective is:


to seek the highest income over the long term consistent with preservation of principal.



WHO SHOULD INVEST? Investors who seek to combine high current income and safety of principal.


                           The Portfolio invests in:


Under normal market conditions...



 ...AT LEAST 75% OF ITS TOTAL ASSETS in debt securities which have a rating within the four highest grades as determined by either S&P or Moody's, in obligations (whether or not rated) of the United States Government and its agencies and instrumentalities or temporarily in money market instruments (including repurchase agreements) and cash. See Appendix A to this Prospectus for further details about the ratings given by S&P and Moody's.



 ...UP TO 25% OF ITS TOTAL ASSETS in debt securities which are rated lower than the four highest grades described above, but which are rated at least B, or in convertible debt securities, and preferred and convertible preferred stocks.



The Portfolio may also make loans of portfolio securities and may invest in foreign securities.



The Bond Portfolio will not invest directly in common stocks, but it may retain up to 10% of its total assets in common stocks acquired by conversion of fixed income securities or by exercising warrants purchased together with such securities.



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 19, "General Investment Considerations" and pages 21-25, "Investments and Investment Practices," for details.)



RISKS? Securities rated by S&P or Moody's below the four highest grades are not considered "investment grade" and generally involve more investment risks than securities rated investment grade, including risks of price volatility, greater risk of issuer default on payments of interest or repayment of principal, and other characteristics that may be regarded as speculative. (See "Risks of Investing in High Yield Securities," at page 24.)


WHO'S MANAGING YOUR MONEY?

ALBERT R. CORAPI, JR. AND CELIA M. HOLTZBERG OF NEW YORK LIFE INSURANCE COMPANY.


Mr. Corapi joined New York Life in 1985. He is an Investment Vice President and Portfolio Manager. He has been responsible for managing the Bond Portfolio since 1990. Prior to that he served on the bond trading desk. Before joining New York Life, he was a U.S. Government securities sales representative with Harris Trust and Savings Bank. Ms. Holtzberg is a Vice President in the Investment Department of New York Life. She joined New York Life in 1986 as a Senior Investment Analyst in the portfolio management unit and currently heads the Fixed Income Portfolio Management, Public Bond Trading and Quantitative Analysis Groups. Prior to joining New York Life, Ms. Holtzberg worked as a portfolio manager for Helmsley Spear Inc.

                              Government Portfolio

                         The Portfolio's objective is:


to seek a high level of current income, consistent with safety of principal.



WHO SHOULD INVEST? Investors who seek to combine high current income and safety of principal.


                           The Portfolio invests in:


Under normal market conditions...



 ...65% OF ITS TOTAL ASSETS IN U.S. GOVERNMENT SECURITIES, WHICH INCLUDE THE
FOLLOWING:



- U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally, maturities greater than ten years); and



- obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities which are supported by: (i) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") certificates); (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); (iii) the credit of the instrumentality (e.g., bonds issued by the Federal Home Loan Mortgage Corporation ("FHLMC")); or (iv) the discretionary authority of the U.S. Government to purchase certain obligations of U.S. Government agencies or instrumentalities.



The remaining 35% of the value of the Portfolio's total assets may be invested in cash or cash equivalent obligations. Such assets may also be invested in securities such as privately-issued collateralized mortgage obligations which are not U.S. Government securities.



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 19, "General Investment Considerations" and pages 21-25, "Investments and Investment Practices," for details.)



RISKS? Although some of the instruments the Portfolio purchases are backed by the U.S. Government and its agencies, shares of the Portfolio are not guaranteed and the Portfolio's NAV will fluctuate. Generally, when interest rates fall, the NAV rises; and when interest rates rise, the NAV declines.



Mortgage-backed securities may be prepaid prior to maturity. Prepayment rates may be affected by changes in mortgage rates. During periods of falling rates, prepayments tend to increase; during periods of rising rates, they tend to decrease. Prepayments usually are reinvested at different rates than the original investment. As a result, these securities can increase in value less than "non-callable" bonds during falling rate periods, yet involve comparable risks during rising rate periods.


WHO'S MANAGING YOUR MONEY?

RAVI AKHOURY AND EDWARD MUNSHOWER OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Akhoury, Chairman and CEO of MacKay-Shields, has served as portfolio manager of the Government Portfolio since 1993. His biography appears on page 13. Mr. Munshower is a Director of MacKay-Shields and has been a portfolio manager for the Government Portfolio since 1993. He joined MacKay-Shields as a fixed income investment specialist in 1985 after having been an investment analyst for New York Life Insurance Company. Mr. Munshower has over 14 years of experience in investment management and research.

                      High Yield Corporate Bond Portfolio

                         The Portfolio's objective is:


to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective. THE POTENTIAL FOR A HIGHER YIELD IS ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE PORTFOLIO'S INVESTMENTS ARE SPECULATIVE.



WHO SHOULD INVEST? Investors who want to maximize current income and can accept the higher risk of securities with high yield potential.



SEE PAGE 19 for more details about the Portfolio.


                           The Portfolio invests in:


Under normal market conditions...



 ...AT LEAST 65% OF ITS TOTAL ASSETS IN CORPORATE DEBT SECURITIES: all types of foreign and domestic debt securities ordinarily in the lower rating categories of Moody's (Baa to B) and S&P (BBB to B). These securities tend to offer yields above those that are rated higher and are considered speculative.



 ...WITHOUT RESTRICTION IN SECURITIES rated Ba or B by Moody's or BB or B by S&P, (or unrated, but considered to be of comparable quality by MacKay-Shields), the Portfolio will invest no more than 15% of the value of its net assets in securities rated lower than B by Moody's or S&P (or unrated, but considered to be of comparable quality by MacKay-Shields).



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 19, "General Investment Considerations" and pages 21-25, "Investments and Investment Practices," for details.)



RISKS? Generally, when interest rates fall, the NAV rises; and when interest rates rise, the NAV declines.



Securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, of equivalent quality, are sometimes referred to as "high yield" securities or "junk bonds." These securities are considered speculative and involve greater volatility of price and risk of principal and income default than securities in the higher rating categories. (For a more complete discussion of those risks, see page 24, "Risks of Investing in High Yield Securities".) MacKay-Shields seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. (See Appendix A for a description of ratings.)



If MacKay-Shields is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Portfolio's income, NAV and potential capital gains could decrease; or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.


WHO'S MANAGING YOUR MONEY?


DENIS LAPLAIGE AND STEVEN TANANBAUM OF MACKAY-SHIELDS FINANCIAL CORPORATION.



Mr. Laplaige, President Managing Director and Chief Investment Officer of MacKay-Shields, has served as portfolio manager of the High Yield Corporate Bond Portfolio since 1993. His biography is on page 12. Mr. Tananbaum is a Director of MacKay-Shields. He specializes in high yield securities and has been a portfolio manager for the Portfolio since 1993. Mr. Tananbaum joined MacKay-Shields in 1989, after working as a high yield and merger associate intern in the corporate finance department of Kidder Peabody.

                           Cash Management Portfolio

                         The Portfolio's objective is:


to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Portfolio seeks to maintain a stable net asset value of $1.00 per share. There is no assurance that the Portfolio will be able to achieve this objective.



WHO SHOULD INVEST? Investors who are averse to risk or want to earn competitive yields on cash they're planning to spend or invest in the near future.


                           The Portfolio invests in:


 ...SHORT-TERM (maturing in 397 days or less) U.S. Government securities;



 ...OBLIGATIONS OF BANKS (including certificates of deposit and bankers' acceptances) that have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000; and obligations of other banks or savings and loan associations if such obligations are federally insured, provided that not more than 10% of the total assets of the Portfolio will be invested in such other insured obligations;



 ...COMMERCIAL PAPER (short-term unsecured promissory notes of corporations including variable rate master demand notes);



 ...SHORT-TERM (maturing in one year or less) corporate obligations; and



 ...OBLIGATIONS OF U.S. AND NON-U.S. ISSUERS denominated in U.S. dollars and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars), and including variable rate master demand notes and floating rate notes.



 ...UP TO 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER, except this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Portfolio may, however, invest more than 5% of its total assets in the securities of a single issuer if they are rated in the highest category by at least two major rating agencies for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any one time.



 ...UP TO 5% OF ITS TOTAL ASSETS IN SECURITIES THAT WERE rated in the top two categories by at least two nationally recognized rating agencies, but not rated in the highest category by two or more major rating agencies ("Second Tier"); or, if unrated, deemed to be of comparable quality by MacKay-Shields when acquired.



 ...THE GREATER OF 1% OF ITS TOTAL ASSETS or one million dollars, measured at the time of investment, in the securities of a single issuer which were Second Tier Securities when acquired by the Portfolio.



RISKS? Investments by the Portfolio must present minimal credit risk and, if rated, be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer, or, if only one rating agency has assigned a rating, by that agency. Purchases of securities which are unrated or rated by only one rating agency must be approved or ratified by the Fund's Board of Directors.



This Portfolio generally can't invest in securities with remaining maturities longer than 397 days (13 months). In addition, the weighted average portfolio maturity may not exceed 90 days. (See the SAI for a more detailed explanation.)

                     OTHER INFORMATION ABOUT THE PORTFOLIOS


--------------------------------------------------------------------------------


     GENERAL INVESTMENT CONSIDERATIONS



     The investment objectives of each Portfolio are deemed to be fundamental and may not be changed without the approval of a majority of the outstanding voting shares of that Portfolio. There is no assurance that any Portfolio will achieve its investment objective.


     Because each Portfolio has different investment objectives and policies, the investment returns of each Portfolio and the degree of financial and market risks to which each Portfolio is subject can be expected to differ. Financial risk refers to the ability of an issuer of a debt security to pay interest and repay principal, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general and, particularly for debt securities, to changes in the overall level of interest rates.


     Each Portfolio is also expected to have a different portfolio turnover rate, which may be higher during periods of significant market volatility. Increased turnover usually results in higher brokerage costs, which must be borne directly by the Portfolios; however, a high turnover rate may not have any effect on the tax obligations of the Fund since the Fund intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended which allows the Fund to avoid federal income tax. (See "Taxes" at page 27 and the Statement of Additional Information.)



     In times of unusual or adverse market conditions, for temporary defensive purposes, each Portfolio, except the Indexed Equity Portfolio, may invest without limit in cash and cash equivalents (see "Cash Equivalents" on page 22).


     CONVERTIBLE PORTFOLIO


     In selecting convertible securities for purchase or sale, MacKay-Shields takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.



     During the fiscal year ended December 31, 1996, based upon the dollar-weighted average ratings of the Portfolio holdings at the end of each month in the Portfolio's fiscal year, the Portfolio had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):



           31.05% in securities rated AAA
            4.15% in securities rated AA
           15.21% in securities rated A
           15.88% in securities rated BBB
           13.51% in securities rated BB
           15.05% in securities rated B
            0.62% in securities rated CCC
            0.85% in cash and cash equivalents
            3.68% in equity securities



     These figures are intended solely to provide disclosure about the Portfolio's asset composition during its fiscal year ended December 31, 1996. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and MacKay-Shields may not necessarily agree with a rating assigned by any credit rating agency.


     HIGH YIELD CORPORATE BOND PORTFOLIO


     Debt securities in which this Portfolio may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. Government securities (including obligations, such as repurchase agreements, secured by such instruments). Debt securities may have fixed, variable or floating (including inverse floating) rates of interest.



     The Portfolio may invest up to 40% of the value of its total assets in each of the electric utility and telephone industries, but will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more). Concentration of the Portfolio's assets in these industries may subject the Portfolio to greater price volatility and lessen the benefits of reducing risk typically associated with greater asset diversification.



     MacKay-Shields seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. (See "Foreign Securities" on page 22 and "Risks of Investing in High Yield Securities" on page 24.)

     During the fiscal year ended December 31, 1996, based upon the dollar-weighted average ratings of the Portfolio's holdings at the end of each month in the Portfolio fiscal year, the Portfolio had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):



           30.64% in securities rated AAA
            1.30% in securities rated BBB
           10.77% in securities rated BB
           40.35% in securities rated B
            5.98% in securities rated CCC
            0.15% in securities rated D
            3.09% in unrated securities
            0.94% in cash and cash equivalents
            6.78% in equity securities



     These figures are intended solely to provide disclosure about the Portfolio's asset composition during its fiscal year ended December 31, 1996. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and MacKay-Shields may not necessarily agree with a rating assigned by any credit rating agency.



     For temporary defensive purposes the Portfolio may invest more than 25% of its total assets in U.S. Government securities during periods of abnormal market conditions. Also, for temporary defensive purposes, the Portfolio may invest without limit in corporate debt securities rated A or higher by Moody's or S&P whenever deemed appropriate by MacKay-Shields in response to market conditions.



     INDEXED EQUITY PORTFOLIO



     Monitor, the Portfolio's investment adviser, seeks to provide investment results which mirror the performance of the S&P 500. Monitor attempts to achieve this objective by investing in all stocks in the S&P 500 in the same proportion as their representation in the S&P 500. The Portfolio will be managed using mathematical algorithms to determine which stocks are to be purchased or sold to replicate the S&P 500 to the extent feasible. From time to time, adjustments may be made in the Portfolio's portfolio because of changes in the composition of the S&P 500, but such changes should be infrequent. The correlation between the performance of the Indexed Equity Portfolio and the S&P 500 is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500. Unlike other funds which generally seek to beat market averages, often with unpredictable results, index funds seek to match their respective indexes. No attempt is made to manage the Portfolio in the traditional sense using economic, financial and market analysis.



     Monitor believes the indexing approach described above is an effective method of duplicating percentage changes in the S&P 500. It is a reasonable expectation that there will be a close correlation between the Portfolio's performance and that of the S&P 500 in both rising and falling markets. The Portfolio's ability to track the S&P 500, however, may be affected by, among other things, transaction costs, changes in either the composition of the S&P 500 or number of shares outstanding for the components of the S&P 500, and the timing and amount of shareholder contributions and redemptions, if any.



     Although the Portfolio normally seeks to remain substantially fully invested in securities in the S&P 500, the Portfolio may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, repurchase agreements, reverse repurchase agreements, securities of money market funds, time deposits, certificates of deposit, bankers' acceptances and commercial paper. The Portfolio also may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm commitments to purchase securities.


     INTERNATIONAL EQUITY PORTFOLIO

     In making investment decisions for this Portfolio, MacKay-Shields will consider such factors as prospects for relative economic growth, government policies influencing exchange rates and business considerations, and the quality of individual issuers. In addition, in managing the Portfolio assets, MacKay-Shields will determine in its good faith judgment:

     1. The country allocation among the international equity markets;

     2. The currency exposure (asset allocation across currencies); and

     3. The diversified security holdings within each equity market.

     The Portfolio has no present intention of altering its general policy of investing, under normal conditions, in foreign equity securities. However, under exceptional conditions abroad or when it is believed that economic or market conditions warrant, the Portfolio may, for temporary defensive purposes, invest part or all of its portfolio in equity securities of U.S. issuers; notes and bonds which at the time of their purchase are rated BBB or higher by S&P or Baa or higher by Moody's (see Appendix A to this Prospectus "Ratings of Debt Securities and Commercial Paper").


     The Portfolio also may invest in foreign securities in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), International Depository Receipts (IDRs) or other similar securities convertible into securities of foreign issuers. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.


     To hedge the market value of securities held, proposed to be held or sold, or relating to foreign currency exchange rates, the Portfolio may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities or currencies. The Portfolio also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Portfolio also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Portfolio may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. See "Investments and Investment Practices," for additional information on the Portfolio's permitted investments.



     MacKay-Shields believes that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between instruments denominated in different currencies and/or changes in value between currencies. Moreover, MacKay-Shields believes active currency management can be employed as an overall portfolio risk management tool. For example, in its view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.



   INVESTMENTS AND INVESTMENT PRACTICES



     Information about the following types of investments, investment practices and related risks appears below: Asset-Backed and Mortgage-Backed Securities; Brady Bonds; Cash Equivalents; Debt Securities; Floaters and Inverse Floaters; Foreign Securities; Lending of Portfolio Securities; Liquidity; Options on Securities; Repurchase Agreements; Reverse Repurchase Agreements; Risk Management Techniques; Risks of Investing in High Yield Securities; Short Sales Against the Box; When-Issued Securities; and Zero Coupon Bonds. For more information about the investments, investment practices and risks described in this section, please see the SAI.



     ASSET-BACKED AND MORTGAGE-BACKED SECURITIES



     Each Portfolio, except the Indexed Equity Portfolio, may purchase asset-backed and mortgage-backed securities. Asset-backed and mortgage-backed securities are securities which derive their value from underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment.



     BRADY BONDS


     The Convertible, High Yield Corporate Bond and Total Return Portfolios may each invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings.



     For further information see "Brady Bonds" in the SAI.


     CASH EQUIVALENTS


     Each of the Portfolios may invest in cash or cash equivalents, which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper which at the date of investment is rated A-1 by S&P, or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Directors to be of comparable high quality and liquidity. In addition, the International Equity Portfolio may invest in foreign cash and cash equivalents.


     DEBT SECURITIES

     Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio, and thus the net asset value of the shares of a Portfolio, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Portfolio's investments, changes in relative values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed income securities held by a Portfolio.

     FLOATERS AND INVERSE FLOATERS


     Each Portfolio, other than the Capital Appreciation, Value, Growth Equity and Indexed Equity Portfolios, may, to the extent permitted by law, invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.



     Each Portfolio, other than the Capital Appreciation, Cash Management, Government, Value, Growth Equity and Indexed Equity Portfolios may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The leverage associated with inverse floaters may result in greater volatility in their market values. Certain inverse floaters may be determined to be illiquid securities.


     FOREIGN SECURITIES


     Each Portfolio, except the Government Portfolio, may purchase foreign securities. The Bond and Growth Equity Portfolios may purchase foreign securities up to a maximum of 10% of the Portfolio's total assets. The Indexed Equity Portfolio will invest in foreign securities to the extent that foreign securities are included in the S&P 500. Securities of foreign issuers, particularly nongovernmental issuers, involve risks which are not ordinarily associated with investing in securities of domestic issuers. These risks include changes in interest rates, in currency exchange rates, and currency exchange control regulations. In addition, investments in foreign countries could be affected by other factors, including the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the possibility of expropriation, the possibility of heavy taxation, the impact of political, social or diplomatic developments, limitations on the movement of funds or other assets of a Portfolio between different countries, difficulties in invoking legal process abroad and enforcing contractual obligations, and the difficulty of assessing economic trends in foreign countries.


     LENDING OF PORTFOLIO SECURITIES


     Each Portfolio except the Cash Management Portfolio may lend securities in accordance with procedures adopted by the Board of Directors, to certain broker-dealers and institutions as a means of earning additional income. This practice could result in a loss or a delay in recovering the

Portfolio's securities from the borrower if the borrower were to fail financially and the collateral is insufficient to replace the full amount of the loaned securities. The borrower would be liable for the shortage, but recovery by the Portfolio cannot be assured.


     LIQUIDITY


     In order to assure that each Portfolio of the Fund has sufficient liquidity, as a matter of operating policy the Capital Appreciation, Convertible, Government, International Equity, Total Return and Indexed Equity Portfolios may not invest more than 15% of their respective net assets in illiquid securities. These are securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933), repurchase agreements maturing in more than seven days, certain options traded over-the-counter, securities for which market quotations are not readily available or other securities which legally, or in the opinion of the applicable investment adviser, are deemed illiquid. The Cash Management, High Yield Corporate Bond, Value, Bond and Growth Equity Portfolios are limited to an investment of no more than 10% of their respective net assets in such securities.



     OPTIONS ON SECURITIES



     Each Portfolio, except the Cash Management, Bond and Growth Equity Portfolios, may sell (write) covered put and call options and purchase put and call options on any securities in which it may invest that are traded on U.S. or foreign securities and options exchanges and in the over-the-counter market, each in accordance with its respective investment objectives and policies.


     Call options sold by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to sell a particular security in its portfolio at a specified price if the option is exercised during the option period. Put options sold by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified securities at a specified price if the option is exercised during the option period.

     The Government Portfolio may not write any covered put options on U.S. Government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio. The Fund has adopted a nonfundamental policy that each of the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, Total Return and Value Portfolios may write covered call or put options with respect to no more than 25% of the value of its net assets, may purchase protective puts (in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security which the Portfolio has the right to purchase) with a value up to 25% of its net assets and may purchase calls and puts other than protective puts, with a value of up to 5% of the Portfolio's net assets.

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continue, has retained the risk of loss should the price of the underlying security decline. A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot elect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.


     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.


     REPURCHASE AGREEMENTS


     Each Portfolio may enter into repurchase agreements, including foreign repurchase agreements, to earn income. A repurchase agreement is an agreement whereby a Portfolio purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Portfolio, and will be unrelated to the interest rate on the purchased security. The Directors have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the Portfolios to enter into repurchase agreements with such sellers. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

     REVERSE REPURCHASE AGREEMENTS

     Each Portfolio may enter into reverse repurchase agreements, including foreign reverse repurchase agreements. These agreements involve the sale of debt securities (obligations) held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. Reverse repurchase agreements will not extend for more than 30 days nor will such agreements involve more than 10% of the net assets of a Portfolio.

     RISK MANAGEMENT TECHNIQUES


     The Portfolios can use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward foreign currency exchange contracts and options on foreign currencies) and purchasing put or call options on securities indexes.



     The Portfolios can use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's investment adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. For more information on risk management techniques used by the Portfolios, see "Investment Practices Common to Two or More Portfolios" in the SAI.


     RISKS OF INVESTING IN HIGH YIELD SECURITIES


     Securities rated lower than Baa by Moody's or lower than BBB by S&P or, if not rated, deemed to be of equivalent quality by the Portfolio's investment adviser, are sometimes referred to as "high yield" or "junk" bonds and are considered speculative. In addition, securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield bonds before investing in the Bond, Convertible, High Yield Corporate Bond and Total Return Portfolios. High yield securities tend to be less sensitive to interest rate changes than higher-rated investments, but are more sensitive to adverse economic changes and corporate developments. This may affect the issuer's ability to make principal and interest payments on these securities. There is also a greater risk of price declines due to changes in the issuer's creditworthiness. Because the market for high yield securities may be less active than for higher-rated securities, it may be difficult for a Portfolio to sell the securities. Less liquidity in the trading market for high yield securities could also adversely affect the price of the securities. See the Appendix for more information on debt security ratings.


     SHORT SALES AGAINST THE BOX


     A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale where, at the time of the short sale, the Portfolio owns or has the right to obtain securities equivalent in kind and amount. The Capital Appreciation, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return, Value and Indexed Equity Portfolios may only enter into short sales against the box for, among other reasons, to hedge against a market decline in the value of the security owned or to defer recognition of a gain or loss for Federal income tax purposes on the security owned by the Portfolio. Short sales "against the box" will be limited to no more than 5% of the Portfolio's net assets (25% with respect to the Convertible Portfolio).


     If the value of a security sold short against the box increases, the Portfolio would suffer a loss when it purchases or delivers to the selling broker the security sold short. If a broker, with which the Portfolio has open short sales, were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales. The Portfolios will only enter into short sales against the box with brokers they believe are creditworthy.

     WHEN-ISSUED SECURITIES

     Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities may be more or less than the purchase price payable at settlement date. Each Portfolio will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


     ZERO COUPON BONDS


     The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. Zero coupon bonds tend to be more volatile than conventional debt securities.


     OTHER INFORMATION

     In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the SAI. Unless otherwise specified, the policies and restrictions for each Portfolio are non-fundamental and may be changed without shareholder approval.


                          THE FUND AND ITS MANAGEMENT


--------------------------------------------------------------------------------

     The Fund is a mutual fund, technically known as an open-end, diversified management investment company. The Board of Directors supervises the business affairs and investments of each Portfolio, which are managed on a daily basis by each Portfolio's investment adviser.

     INVESTMENT ADVISERS


     MacKay-Shields Financial Corporation, 9 West 57th Street, New York, NY 10019, is the investment adviser to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios. MacKay-Shields is a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. MacKay-Shields was incorporated in 1960 as an independent investment advisory firm and was privately held until 1984 when it became an autonomously managed subsidiary of New York Life. As of December 31, 1996, MacKay-Shields managed over $23.7 billion in assets, primarily for institutional clients.



     New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010 is the investment adviser to the Bond and Growth Equity Portfolios. New York Life manages other assets, including assets held in its own general account and various separate accounts (amounting to $78.8 billion as of December 31, 1996) and in the general account and various separate accounts of NYLIAC (amounting to $17.0 billion as of December 31, 1996).



     The investment adviser to the Indexed Equity Portfolio is Monitor Capital Advisers, Inc., 504 Carnegie Center, Princeton, NJ 08540. As of December 31, 1996, Monitor managed over $1.8 billion in assets. Monitor, which was incorporated in 1988, is a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life.



     Pursuant to the Investment Advisory Agreements for each Portfolio, MacKay-Shields, New York Life or Monitor (each an "Adviser" and collectively the "Advisers"), is subject to the supervision of the Directors and in conformity with the stated policies of each Portfolio, continuously manages the portfolio of each Portfolio that it advises, including the purchase, retention and disposition of securities and other supervision of its assets, and maintains certain records relating thereto.


     The Fund, on behalf of each Portfolio, pays MacKay-Shields, New York Life or Monitor a monthly fee for the investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                      ANNUAL RATE
                                      -----------
Capital Appreciation Portfolio.....       .36%
Cash Management Portfolio..........       .25%
Convertible Portfolio..............       .36%
Government Portfolio...............       .30%
High Yield Corporate Bond
  Portfolio........................       .30%
International Equity Portfolio.....       .60%
Total Return Portfolio.............       .32%
Value Portfolio....................       .36%
Bond Portfolio.....................       .25%
Growth Equity Portfolio............       .25%
Indexed Equity Portfolio...........       .10%


     ADMINISTRATOR



     NYLIAC (the "Administrator"), 51 Madison Avenue, New York, NY 10010, a corporation organized under the laws of the State of Delaware and a wholly-owned subsidiary of New York Life, is the Administrator for the Portfolios. NYLIAC has, pursuant to a subadministration agreement, retained NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of

New York Life, to perform certain of the services to be provided by NYLIAC pursuant to the terms of the Administration Agreement.

     Under the Administration Agreement for each Portfolio, NYLIAC administers the Portfolios' business affairs, subject to the supervision of the Directors and, in connection therewith, furnishes the Portfolios with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services and for the financial and accounting records required to be maintained by the Portfolios, excluding those maintained by the Portfolios' Custodian, except those as to which the Administrator has supervisory functions, and other than those being maintained by the Advisers. In connection with its administration of the business affairs of the Portfolios, the Administrator bears the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Administrator, except the fees and expenses of Directors not affiliated with the Administrator or the Advisers; and

          (b) all expenses incurred by the Administrator in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Portfolios.

     Except for the expenses to be paid by the Advisers and the Administrator as described above, the Fund, on behalf of each Portfolio, is responsible for the payment of expenses related to each Portfolio's operations, including (i) the fees payable to the Advisers and the Administrator, (ii) the fees and expenses of Directors who are not affiliated with the Advisers or the Administrator,
(iii) certain fees and expenses of the Fund's Custodian, including the cost of pricing a Portfolio's shares, (iv) the charges and expenses of the Fund's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Fund, on behalf of a Portfolio, in connection with its securities transactions, (vi) the fees of any trade association of which a Portfolio or the Fund is a member, (vii) the cost of share certificates representing shares of a Portfolio, (viii) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business, and (xi) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

     The Fund, on behalf of each Portfolio, pays the Administrator a monthly fee for the services performed and the facilities furnished by the Administrator at an annual rate of .20% of the average daily net assets of each Portfolio.

     The payment of the investment management and the administration fees, as well as other operating expenses, will affect the Indexed Equity Portfolio's ability to track the S&P 500 exactly.

     CAPITAL STOCK


     All shares of common stock of the Fund, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Portfolio-by-Portfolio basis. The Fund does not hold routine annual shareholder's meetings. The shares of each Portfolio, when issued, are fully paid and non-assessable, have no preference, conversion, exchange or similar rights, and are freely transferable. In addition, each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio. NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners. The current prospectus for the Policy (which is attached at the front of this Prospectus) more fully describes voting rights of an Owner.

                       PURCHASE AND REDEMPTION OF SHARES


--------------------------------------------------------------------------------

     Shares in each of the Portfolios of the Fund are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.


     The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the first close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total Portfolio assets, less liabilities, by the total number of shares of that Portfolio outstanding.



                       TAXES, DIVIDENDS AND DISTRIBUTIONS


--------------------------------------------------------------------------------

     TAXES

     Each Portfolio intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed. Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet specified distribution requirements. Each Portfolio intends to comply with such distribution requirements and therefore does not expect to incur the four percent nondeductible excise tax.


     In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Accounts' proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.


     Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS


     The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION


--------------------------------------------------------------------------------

     CUSTODIAN


     For the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return, Value, and Indexed Equity Portfolios, The Bank of New York, 110 Washington Street, New York, New York 10286 is the custodian of the Portfolios' assets. For the Bond and Growth Equity Portfolios, The Chase Manhattan Bank, N.A. (formerly Chemical
Bank), 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets.


     PERFORMANCE AND YIELD INFORMATION


     From time to time, the Fund may advertise yields and total returns for the Portfolios. In addition, the Fund may advertise the effective yield of the Cash Management Portfolio. These figures will be based on historical information and are not intended to indicate future performance. Information on the calculation of performance data is included in the SAI.


     REPORTS TO SHAREHOLDERS

     The Fund will send annual and semi-annual reports to Owners showing the financial conditions of the Portfolios and the investments held in each.

     OTHER INFORMATION


     Inquiries and requests for the Statement of Additional Information should be directed to the Fund at (800) 598-2019 or 51 Madison Avenue, New York, New York 10010.

                                   APPENDIX A
                RATINGS OF DEBT SECURITIES AND COMMERCIAL PAPER


--------------------------------------------------------------------------------

     DEBT SECURITIES RATINGS

     Moody's Investors Services, Inc. describes the grades of corporate debt securities as follows:

Aaa    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in
       Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A      Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future.
Baa    Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B      Bonds which are rated B generally lack characteristics of the desirable investment.
       Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Standard & Poor's Corporation describes the grades of corporate debt security as follows:

AAA    Debt rated AAA has the highest rating assigned by Standard & Poor's Corporation. The capacity to pay interest and repay principal is extremely strong.
AA     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A      Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB     Standard & Poor's Corporation describes the BB and B rated issues together with B issues rated CCC, CC and C.
B      Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     COMMERCIAL PAPER RATINGS

     A Standard & Poor's Corporation Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A      Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 indicate the relative degree of safety.
       A-1    This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a ("-") sign designation.
       A-2    Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
       A-3    Issues carrying this designation have a satisfactory capacity for timely payment.
              They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     Moody's Investors Services, Inc. employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers of commercial paper not having an original maturity in excess of nine months:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

       -- Leading market positions in well-established industries.

       -- High rates of return on funds employed.

       -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                         MAINSTAY VP SERIES FUND, INC.


                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 1997

                            ------------------------


     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Fund's current Prospectus. Accordingly, this Statement of Additional Information should be read in conjunction with the Fund's current Prospectus, dated May 1, 1997 which may be obtained by calling the Fund at (800) 598-2019, or writing the Fund at 51 Madison Avenue, New York, New York 10010. Terms used in the Fund's current Prospectus are incorporated in this Statement.

                            ------------------------


                               TABLE OF CONTENTS



                                                                                     PAGE
                                                                                     ----
    MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES.............................     2
         Fundamental Investment Policies Applicable to the MainStay VP Capital
          Appreciation, Cash Management, Convertible, Government, Total Return,
          Value and Indexed Equity Portfolios.....................................     2
         Fundamental Investment Policies Applicable to the MainStay VP High Yield
          Corporate Bond Portfolio................................................     3
         Fundamental Investment Policies Applicable to the MainStay VP
          International Equity Portfolio..........................................     4
         Fundamental Investment Policies Applicable to the MainStay VP Bond and
          MainStay VP Growth Equity Portfolios....................................     5
         Additional Non-Fundamental Investment Restrictions Applicable to Certain
          Portfolios..............................................................     6
         Other Investment Policies of the High Yield Corporate Bond Portfolio.....     9
         Other Investment Policies of the Bond and Growth Equity Portfolios.......     9
         Other Investment Policies of the Government Portfolio....................     9
         Cash Management Portfolio................................................    11
         Investment Practices Common to Two or More Portfolios....................    12
         Additional Investment Policies Applicable to the International Equity
          Portfolio...............................................................    35
         State Insurance Law Requirements.........................................    37
         Portfolio Turnover.......................................................    37
    MANAGEMENT OF THE FUND........................................................    38
         Investment Advisers......................................................    39
         Administration Agreements................................................    40
         Portfolio Brokerage......................................................    41
    DETERMINATION OF NET ASSET VALUE..............................................    41
         How Portfolio Securities Will Be Valued..................................    41
    INVESTMENT PERFORMANCE CALCULATIONS...........................................    42
         Cash Management Portfolio Yield..........................................    42
         Convertible, Government, High Yield Corporate Bond and
           Bond Portfolio Yield...................................................    43
         Total Return Calculations................................................    44
    PURCHASE AND REDEMPTION OF SHARES.............................................    44
    TAXES.........................................................................    45
    GENERAL INFORMATION...........................................................    46
    LEGAL COUNSEL.................................................................    47
    FINANCIAL STATEMENTS..........................................................    47

               MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES

     Each Portfolio has a separate investment objective or objectives which it pursues through separate investment policies as described in the Prospectus and below. The following discussion elaborates on the presentation of the Portfolios' investment policies contained in the Prospectus.


     FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP CAPITAL APPRECIATION, CASH MANAGEMENT, CONVERTIBLE, GOVERNMENT, TOTAL RETURN, VALUE AND INDEXED EQUITY PORTFOLIOS


     The investment objectives and investment restrictions set forth below apply to the MainStay VP Capital Appreciation ("Capital Appreciation"), MainStay VP Cash Management ("Cash Management"), MainStay VP Convertible ("Convertible"), MainStay VP Government ("Government"), MainStay VP Total Return ("Total Return"), MainStay VP Value ("Value") and MainStay VP Indexed Equity ("Indexed Equity") Portfolios and are fundamental policies of each of these Portfolios; i.e., they may not be changed with respect to a Portfolio without a majority vote of the outstanding shares of that Portfolio.

     None of the above-designated Portfolios will:

          (1) invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, except in U.S. Government securities;

          (2) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Portfolio, except that this restriction does not apply to U.S. Government securities;

          (3) borrow money (except from banks on a temporary basis for extraordinary or emergency purposes), issue senior securities (except as appropriate to evidence indebtedness that a Portfolio is permitted to incur) and/or pledge, mortgage or hypothecate its assets, except that a Portfolio may (i) borrow money or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, (ii) enter into transactions in options, forward currency contracts, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of secured put and covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts and related options contracts will not be deemed to be pledges of a Portfolio's assets), and (iii) to secure permitted borrowings, pledge securities having a market value at the time of pledge not exceeding 15% of the cost of a Portfolio's total assets;

          (4) act as underwriter of the securities issued by others, except to the extent that the purchase of securities, in accordance with a Portfolio's investment objectives and policies directly from the issuer thereof and the later disposition thereof, may be deemed to be underwriting;

          (5) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. Government securities and except that more than 25% of the market value of the total assets of the Cash Management Portfolio will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances. For the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents;

          (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (other than securities of companies that invest in or sponsor those programs and except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes or related options thereon), each Portfolio reserving the freedom of action to hold and to sell real estate acquired for any Portfolio as a result of the ownership of securities. Forward foreign currency exchange contracts, options on currency, currency futures contracts and options on such futures contracts are not deemed to be investments in a prohibited commodity or commodity contract for the purpose of this restriction; or

          (7) lend any funds or other assets, except that a Portfolio may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Fund's Board of Directors; or

          (8) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.

     "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value.

     FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

     The investment restrictions set forth below apply to the MainStay VP High Yield Corporate Bond ("High Yield Corporate Bond") Portfolio and are fundamental policies of this Portfolio; i.e., they may not be changed with respect to the Portfolio without a majority vote of the outstanding shares of the Portfolio.

     The High Yield Corporate Bond Portfolio will not:

          (1) invest more than 5% of the value of its total assets in the securities of any one issuer, except U.S. Government securities;

          (2) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio;

          (3) borrow money except from banks on a temporary basis for extraordinary or emergency purposes, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Portfolio's assets, or pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of pledge not exceeding 15% of the cost of the Portfolio's total assets, and except in connection with permitted transactions in options, futures contracts and options on futures contracts;

          (4) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Portfolio's investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

          (5) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. Government securities (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that up to 40% of the Portfolio's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but it will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more);

          (6) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund;

          (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes or related options thereon), the Fund reserving the freedom of action to hold and to sell real estate acquired for any Portfolio as a result of the ownership of securities. Forward foreign currency exchange contracts, options on currency, currency futures contracts and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction; or

          (8) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Portfolio's investment objectives and policies may be deemed to be loans.

     FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

     The investment restrictions set forth below apply to the MainStay VP International Equity ("International Equity") Portfolio and are fundamental investment policies; i.e., they may not be changed with respect to this Portfolio without a majority vote of the outstanding shares of that Portfolio. The International Equity Portfolio may not:

          (1) invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

          (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

          (3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities;

          (4) purchase or sell real estate, including real estate limited partnership interests (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

          (5) purchase or sell commodities, commodities contracts, or oil, gas or mineral programs or interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor those programs), except that, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information (i) this Portfolio may enter into futures contracts and options on futures contracts and may enter into forward foreign currency contracts and foreign currency options; and (ii) may purchase or sell currencies on a spot or forward basis and may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments, and may purchase and sell options on such futures contracts;

          (6) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) enter into transactions in options, forward currency contracts, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of secured put and covered call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts and related options contracts will not be deemed to be pledges of the Portfolio's assets;

          (7) lend any funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Company's Directors; or

          (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws; or

          (9) issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.


     FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP BOND ("BOND") AND MAINSTAY VP GROWTH EQUITY ("GROWTH EQUITY") PORTFOLIOS


     In addition to the fundamental investment policies set forth above, neither Portfolio will:

          (1) purchase securities on margin or otherwise borrow money or issue senior securities, except that any Portfolio may (a) borrow up to 5% of the value of its total assets from banks for extraordinary or emergency purposes (such as to permit the Portfolio to honor redemption requests which might otherwise require the sale of securities at a time when that is not in the Portfolio's best interest), or (b) obtain such short-term credits as it needs for the clearance of securities transactions. A Portfolio will not purchase investment securities while borrowings are outstanding, and, in addition, the interest which must be paid on any borrowed money will reduce the amount available for investment. Reverse repurchase agreements are not considered "borrowings" for purposes of this restriction, and, to the extent permitted by applicable law, the Portfolios may enter into such agreements;

          (2) lend money, except that a Portfolio may purchase privately placed bonds, notes, debentures or other obligations customarily purchased by institutional or individual investors (which obligations may or may not be convertible into stock or accompanied by warrants or rights to acquire stock), provided that such loans will not exceed 10% of the net asset value of each Portfolio. Repurchase agreements and publicly traded debt obligations are not considered "loans" for purposes of this restriction, and a Portfolio may enter into such purchases in accordance with its investment objectives and policies and any applicable restrictions. A Portfolio may also make loans of its securities of up to 20% of the value of the Portfolio's total assets;

          (3) underwrite the securities of other issuers, except where, in selling portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 when selling securities acquired pursuant to paragraph 2 above;

          (4) purchase securities in order to exercise control over the management of any company, or to cause more than 25% of a Portfolio's total assets to consist of (a) securities other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) which, together with other securities of the same issuer owned by the Portfolio, constitute more than 5% of the value of the Portfolio's total assets or (b) voting securities of issuers more than 10% of whose voting securities are owned by the Fund;

          (5) make an investment if this would cause more than 25% of the value of the Portfolio's total assets to be invested in securities issued by companies principally engaged in any one industry except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Neither utilities nor energy companies are considered to be a single industry for purposes of this restriction. Instead, they will be divided according to their services. For example, gas, electric and telephone utilities will each be considered a separate industry;

          (6) write or purchase any put options or engage in any combination of put and call options;

          (7) make short sales of securities;

          (8) invest in commodities or commodity contracts;

          (9) buy or sell real estate or mortgages, except that the Portfolios may invest in shares of real estate investment trusts and of other issuers that engage in real estate operations, and in public sold mortgage backed certificates in accordance with their investment objectives and policies; or

          (10) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.

     Except for those investment policies of a Portfolio specifically identified as fundamental in this Statement of Additional Information, all other investment policies and practices described in the Prospectus and this Statement of Additional Information may be changed by the Directors without the approval of shareholders.

     ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO CERTAIN PORTFOLIOS

     In addition to the fundamental investment policies described above, the Fund has also adopted the following investment policies for the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, Total Return, Value and Indexed Equity Portfolios which, unlike those described above, may be changed without shareholder approval.

     None of the designated Portfolios will:

          (1) enter into repurchase agreements or purchase any "illiquid securities", illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933) if, as a result thereof, more than 15% of the total assets of a Portfolio (10% with respect to the Cash Management, High Yield Corporate Bond and Value Portfolios) taken at market value would be, in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities or securities which are not readily marketable, (including over-the-counter options considered by the Board of Directors of the Fund not to be readily marketable); or

          (2) invest assets in securities of other open-end investment companies (except in connection with a merger, consolidation, reorganization or acquisition of assets), but, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), a Portfolio may invest in shares of money market funds if double advisory fees are not assessed, may invest up to 5% of its assets in closed-end investment companies (which would cause a Portfolio to pay duplicate fees), and may purchase or acquire up to 10% of the outstanding voting stock of a closed-end investment company (foreign banks or their agencies or subsidiaries and foreign insurance companies are not considered investment companies for the purposes of this limitation).

          (3) purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if such purchase would cause the investments of such Portfolio in all such issuers to exceed 5% of the value of the total assets of that Portfolio;

          (4) purchase from or sell portfolio securities of such Portfolio to any of the officers or Directors of the Fund, its investment advisers, its principal underwriter or the officers, or directors of its investment advisers or principal underwriter;

          (5) purchase warrants of any issuer, except on a limited basis when, as a result of such purchases by a Portfolio, no more than 2% of the value of the Portfolio's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, and no more than 5% of the value of the total assets of a Portfolio may be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by a Portfolio in units with or attached to debt securities;

          (6) invest in other companies for the purpose of exercising control or management;

          (7) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Fund or a member, officer, director or trustee of the investment advisers of the Fund if one or more of such individuals owns beneficially more than one-half of one percent ( 1/2 of 1%) of the securities (taken at market value) of such issuer and such individuals owning more than one-half of one percent ( 1/2 of 1%) of such securities together own beneficially more than 5% of such securities or both;

          (8) purchase securities on margin or make short sales, (except short sales against the box) except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts; or

          (9) purchase or sell any put or call options or any combination thereof, except that a Portfolio may purchase and sell or write (i) options on any futures contracts into which it may enter, (ii) put and call options on currencies, securities indexes and covered put and call options on securities, and (iii) may also engage in closing purchase transactions with respect to any put and call option position it has entered into; provided, however, that the Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return and Value Portfolios may not write any covered put options if, as a result, more than 25% of a Portfolio's net assets (taken at current value) would be subject to put options written by such Portfolio, and the Government Portfolio may not write any covered put options on U.S. Government securities if as a result more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio.

     In addition, the International Equity Portfolio may not:

          (1) purchase or retain securities of any issuer if, to the knowledge of this Portfolio, any of the Directors or Officers of the Company, or any of the directors or officers of the Portfolio's investment adviser, individually own more than 1/2 of 1% of the outstanding securities of the issuer and together own beneficially more than 5% of such issuer's securities;

          (2) invest more than 5% of the value of its total assets in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years;

          (3) (i) purchase securities that may not be sold without first being registered under the Securities Act of 1933, as amended ("restricted securities") other than Rule 144A securities determined to be liquid pursuant to guidelines adopted by the Company's Board of Directors, (ii) enter into repurchase agreements having a duration of more than seven days,
     (iii) purchase loan participation interests that are not subject to puts,
     (iv) purchase instruments lacking readily available market quotations ("illiquid instruments"), or (v) purchase or sell over-the-counter options, if as a result of the purchase or sale, the Portfolio's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Portfolio and the assets used as cover for over-the-counter options written by the Portfolio exceed 15% of the Portfolio's net assets;

          (4) purchase securities of an investment company, except (i) in connection with a merger, consolidation, reorganization or acquisition of assets, or (ii) to the extent permitted by the 1940 Act and then only securities of money market funds (where the Portfolio's investment adviser undertakes to forego the fees they would otherwise receive on the assets so invested and where there is no commission or profit to a sponsor or dealer other than the customary broker's commission that may result from such purchase) or securities of a closed-end investment company (where there is no commission or profit to a sponsor or dealer other than the customary broker's commission that may result from such purchase); provided, however, that foreign banks or their agencies or subsidiaries and foreign insurance companies are not considered investment companies for the purposes of this limitation as permitted by the 1940 Act;

          (5) invest in other companies for the purpose of exercising control;

          (6) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;

          (7) purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

          (8) purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included within that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges (warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions); or

          (9) acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Portfolio, more than 5% of the value of the Portfolio's total assets would be invested in shares of such investment company or more than 10% of the value of the Portfolio's assets would be invested in shares of investment companies in the aggregate, except in connection with a merger, consolidation, acquisition, or reorganization.

     OTHER INVESTMENT POLICIES OF THE HIGH YIELD CORPORATE BOND PORTFOLIO

     Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     Under normal market conditions, not more than 25% of the value of the Portfolio's total assets will be invested in equity securities, including common stocks, preferred stocks, warrants and rights.

     When and if available, debt securities may be purchased at a discount from face value. However, the Portfolio does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Portfolio may purchase securities not paying interest or dividends at the time acquired if, in the opinion of MacKay-Shields, such securities have the potential for future income (or capital appreciation, if any).

     Since shares of the Portfolio represent an investment in securities with fluctuating market prices, the value of shares of the Portfolio will vary as the aggregate value of the Portfolio's portfolio securities increases or decreases. Moreover, the value of the debt securities that the Portfolio purchases may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Portfolio but will be reflected in the net asset value of the Portfolio's shares.

     OTHER INVESTMENT POLICIES OF THE BOND AND GROWTH EQUITY PORTFOLIOS

     In addition to the fundamental investment policies described above, the Fund has also adopted the following investment policies, which unlike those described above, may be changed without shareholder approval.

     Neither of the Portfolios will:

          (1) write or purchase any call options.

          (2) purchase the securities of other investment companies, unless it acquires them as part of a merger, consolidation, acquisition of assets or reorganization.

          (3) pledge or mortgage assets, except that a Portfolio may pledge up to 10% of the total value of its assets to secure permissible borrowings.

          (4) purchase interests in oil, gas or other mineral exploration or development programs, but the Portfolios may purchase securities of issuers who deal or invest in such programs.

          (5) purchase securities of foreign issuers if the purchase would cause more than 10% of the value of the Portfolio's total assets to be invested in such securities.

     The following is more detailed information regarding subjects addressed in the Fund's current Prospectus.

     OTHER INVESTMENT POLICIES OF THE GOVERNMENT PORTFOLIO

     Mortgage-Backed Securities. Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal

Housing Administration ("FHA") or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. Upon receipt, principal payments may be used for the purchase of additional GNMA certificates or other securities permitted by the Portfolios' investment policies and restrictions.

     In addition to GNMA certificates, the Portfolio may invest in mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and privately-owned corporation, issues mortgage-backed pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

     If either fixed or variable rate pass-through securities issued by the U.S. Government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.


     Privately Issued Mortgage-Related Securities. The Portfolio may also invest in mortgage-related securities ("CMOs") which are issued by private entities such as investment banking firms and companies related to the construction industry. The mortgage-related securities in which the Portfolio may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;
(ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. Government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government. The Portfolio will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Portfolio's net assets would be invested in any one CMO, more than 10% of the Portfolio's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Portfolio would hold more than 3% of any outstanding issue of CMOs.


     The Portfolio may also invest in securities collateralized by mortgages or pools of mortgages the issuer of which has qualified to be treated as a "real estate mortgage investment conduit" ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). CMOs and REMICs may offer a higher yield than U.S. Government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from issue to issue and from time to time.

     CASH MANAGEMENT PORTFOLIO

     The Portfolio may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the Portfolio.


     All of the assets of the Portfolio will be invested in obligations which mature in thirteen months or less and substantially all these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of thirteen months. The Portfolio will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Portfolio's portfolio may not exceed 90 days. Consistent with the provisions of a rule of the SEC, the Portfolio invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. MacKay-Shields shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A money market instrument will be considered to be highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), AAA or A-1 by Standard & Poor's Corporation ("S&P")) by: (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors;
(2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by MacKay-Shields and whose acquisition is approved or ratified by the Board of Directors. With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category.


     The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Portfolio may exceed this 5% limitation for up to three business days after the purchase of a security of any one issuer and except that this limitation shall not apply to U.S. Government securities. The Portfolio may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, MacKay-Shields, under procedures approved by the Board of Directors (or the Board of Directors itself if MacKay-Shields becomes aware an unrated security is downgraded below high quality and MacKay-Shields does not dispose of the security within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

     Pursuant to the rule, the Portfolio uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Portfolio's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Portfolio's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's portfolio by the Directors, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

     The extent of deviation between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

     The Portfolio may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Portfolio's shares.

     The Portfolio may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than thirteen months, provided that the security is either a variable or floating rate U.S. Government security, or a floating or variable rate security with certain demand or interest rate reset features.

     INVESTMENT PRACTICES COMMON TO TWO OR MORE PORTFOLIOS

     Except as otherwise noted below, the following description of investment practices is applicable to all of the Portfolios.


     ARBITRAGE



     Each Portfolio may sell in one market a security which it owns and simultaneously purchase the same security in another market or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Portfolios do not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of a Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Code.

     FLOATERS AND INVERSE FLOATERS



     Each Portfolio, other than the Capital Appreciation, Value, Growth Equity and Indexed Equity Portfolios, may, to the extent permitted by law, invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.



     Each Portfolio, other than the Capital Appreciation, Cash Management, Government, Value, Growth Equity and Indexed Equity Portfolios may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged if, as interest rates change, interest payments on the floater change by a greater proportion. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Duration is the sensitivity of the price of a security to changes in interest rates. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Portfolios' limitation on investments in such securities.



     HIGH YIELD SECURITIES



     Securities rated lower than Baa by Moody's or lower than BBB by S&P or, if not rated, of equivalent quality, are sometimes referred to as "high yield" (or "junk") bonds. In addition, securities rated Baa are considered by Moody's to have some speculative characteristics. Owners should consider the following risks associated with high yield bonds before investing in the Convertible, High Yield Corporate Bond, Total Return and Bond Portfolios.



     Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.



     Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.



     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.



     The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.



     The use of credit ratings as the sole method for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail timely to change credit ratings to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if MacKay-Shields or New York Life deems it in the best interest of the Portfolio's shareholders.



     ZERO COUPON BONDS



     The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon bonds is not distributed on a current basis but is, in effect, compounded, zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.



     SHORT SALES AGAINST THE BOX



     A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale where, at the time of the short sale, the Portfolio owns or has the right to obtain securities equivalent in kind and amount. The Capital Appreciation, Convertible, Government, High-Yield Corporate Bond, International Equity, Total Return, Value and Indexed Equity Portfolios may only enter into short sales against the box for, among other reasons, to hedge against a market decline in the value of the security owned or to defer recognition of a gain or loss for Federal income tax purposes on the security owned by the Portfolio. Short sales "against the box" will be limited to no more than 5% of the Portfolio's net assets (25% with respect to the Convertible Portfolio).



     If the value of a security sold short against the box increases, the Portfolio would suffer a loss when it purchases or delivers to the selling broker the security sold short. If a broker, with which the Portfolio has open short sales, were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales. The Portfolios will only enter into short sales against the box with brokers they believe are creditworthy.


     REPURCHASE AGREEMENTS

     The Portfolios may enter into repurchase agreements, including foreign repurchase agreements, with any member bank of the Federal Reserve System or a member firm of the National Association of Securities Dealers, Inc. A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., a Portfolio) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a Portfolio's Custodian. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolios, each Portfolio's Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     REVERSE REPURCHASE AGREEMENTS

     Each Portfolio may enter into reverse repurchase agreements, including foreign reverse repurchase agreements. These agreements involve the sale of debt securities (obligations) held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When a Portfolio enters into such an agreement, it will establish a segregated account with the Fund's Custodian in which it will maintain cash or cash equivalents or other liquid high grade debt obligations equal in value to the repurchase price (which price will already include interest charges).

     LENDING OF PORTFOLIO SECURITIES


     Each Portfolio, except the Cash Management Portfolio, may seek to increase its income by lending portfolio securities. A Portfolio would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

     BORROWING

     A Portfolio may borrow from a bank, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company for Federal tax purposes. To avoid the potential leveraging effects of a Portfolio's borrowings, a Portfolio will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Portfolio's net asset value of any increase or decrease in the market value of the Portfolio's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     FOREIGN SECURITIES

     Except for the Government Portfolio, each Portfolio may invest, without limit, subject to the other investment policies applicable to the Portfolio, in U.S. dollar-denominated and non-dollar denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other securities which meet the criteria applicable to that Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Adviser. Based on the investment policies of the Indexed Equity Portfolio, it most likely will not purchase any foreign securities. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Cash Management Portfolio is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

     Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and lower liquidity, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, changes in currency exchange rates and currency exchange control regulations, expropriation, or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank. Further, to the extent investments in foreign securities are denominated in currencies of foreign countries, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and may incur costs in connection with conversion between currencies.

     FOREIGN CURRENCY TRANSACTIONS

     Each Portfolio, except the Cash Management Portfolio and the Government Portfolio, may, to the extent it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. It is not expected that the Indexed Equity Portfolio will engage in any foreign currency transactions. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

     Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, MacKay-Shields, New York Life and Monitor Capital Advisers, Inc. ("Monitor"), each believes that it is important to have the flexibility to enter into such forward contracts when each determines that the best interest of a Portfolio will be served. Generally, MacKay-Shields, New York Life and Monitor believe that the best interest of a Portfolio will be served if a Portfolio is permitted to enter into forward contracts under specified circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge."

     Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. A Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform similarly to the hedged currency, when exchange rates between the two currencies are sufficiently correlated ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position hedges" (including "proxy hedges"), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a proxy hedge).

     Finally, a Portfolio may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

     At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Portfolio into such currency. If a Portfolio engages in an offsetting transaction, a Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Portfolio's dealing in forward contracts will be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. A Portfolio generally will not enter into a forward contract with a term of greater than one year.

     In cases other than transactions which constitute "transaction hedges" or "position hedges" (including "proxy hedges"), a Portfolio will place cash not available for investment or liquid debt securities (denominated in the foreign currency subject to the forward contract) in a segregated account in an amount equal to the value of a Portfolio's total assets committed to the consummation of forward currency exchange contracts entered into as a hedge against a substantial decline in the value of a particular foreign currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account by a Portfolio on a daily basis so that the value of the account will equal the amount of a Portfolio's commitments with respect to such contracts.

     It should be realized that this method of protecting the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

     A Portfolio's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.


     The Advisers believe active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.


     BRADY BONDS

     The Convertible, High Yield Corporate Bond and Total Return Portfolios may each invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in several countries, including Mexico, Uruguay, Venezuela, Argentina, Costa Rica, Nigeria, the Philippines, Bulgaria, the Dominican Republic, Bolivia, Ecuador, Niger, Poland and Jordan (collectively, the "Brady Countries"). In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan debt restructuring in the future, including Peru and Panama.

     Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds ( or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.


     Brady Bonds are not considered U.S. Government securities. In light of factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.


     WHEN-ISSUED SECURITIES

     Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.


     At the time the Fund makes the commitment on behalf of a Portfolio to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Portfolio's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Portfolio will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES


     Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Backed Securities," below). The Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations," at page 20), and in other types of mortgage-related securities. The International Equity Portfolio will not purchase mortgage-related securities or any other assets which in the opinion of MacKay-Shields are illiquid, if, as a result, more than 15% of the value of this Portfolio's assets will be illiquid.



     MORTGAGE-BACKED SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


     Payment of principal and interest on some mortgage backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA

(such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental insurers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers, or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers, each Portfolio's investment adviser determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the opinion of the Portfolio's Adviser are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets (10% with respect to the Cash Management Portfolio, Growth Equity Portfolio and Bond Portfolio) will be illiquid.


     Early repayment of principal on mortgage backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid on a CMO, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity class receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities". In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.


     OTHER ASSET-BACKED SECURITIES. Similarly, the Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicles retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicles' sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.


     Consistent with a Portfolio's investment objective and policies, the Adviser also may invest in other types of asset-backed securities.

     OPTIONS ON SECURITIES


     Each Portfolio, except the Cash Management, Bond or Growth Equity Portfolios, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. In addition, the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, Total Return and Value Portfolios may purchase puts and calls, other than "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Portfolios or to a security which the Portfolios have a right to purchase, with a value of up to 5% of such Portfolios' respective net assets. The Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return and Value Portfolios may each purchase protective puts (in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security which the Portfolio has the right to purchase) with a value of up to 25% of such Portfolios' respective net assets. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms of sufficient creditworthiness so as to minimize these risks.


     The Portfolios may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security.

     The Portfolios may also purchase call options on securities the Portfolios intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.


          WRITING CALL OPTIONS. Any Portfolio, except the Cash Management, Bond or Growth Equity Portfolios, may sell ("write") covered call options on the portfolio securities of such Portfolio in an attempt to enhance investment performance; however the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, Total Return and Value Portfolios may write covered call options with respect to no more than 25% of the value of their respective net assets. A call option sold by a Portfolio is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. The Portfolio covers options it has sold by holding a position in the underlying securities (the usual practice in the case of a call) or by other means which would permit timely satisfaction of the Portfolio's obligations as writer of the option, such as by depositing in a segregated account liquid assets equal in value to the exercise price of the option (the usual practice in the case of a put). A Portfolio's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. Even a Portfolio that is not designed to generate income might benefit from selling covered options when MacKay-Shields or Monitor believes that little risk is involved. However, a Portfolio may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Portfolio.



     A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by a Portfolio in liquid assets in a segregated account with its custodian.


     A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

     A Portfolio may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, a Portfolio makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Portfolio. When a security is to be sold from a Portfolio's portfolio, a Portfolio will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

     A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, a Portfolio will not sell the underlying security until the option expires or a Portfolio delivers the underlying security upon exercise. A closing purchase transaction for an over-the-counter option may be made only with the other party to the option.

     Each Portfolio pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Advisers, engage without limitation in the writing of options on U.S. Government securities.

          PURCHASING CALL OPTIONS. Each Portfolio, except the Cash Management, Bond and Growth Equity Portfolios, may purchase call options on any securities in which it may invest in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period.


          WRITING PUT OPTIONS. Each Portfolio, except the Cash Management, Bond and Growth Equity Portfolios, may also write covered put options. A put option written by a Portfolio is "covered" if a Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian; however, the Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return and Value Portfolios may not write any covered put options, if, as a result, more than 25% of a Portfolio's total assets (taken at current value) would be subject to put options written by such Portfolio, and the Government Portfolio may not write any covered put options on U.S. Government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio. A put option is also "covered" if a Portfolio holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by a Portfolio in liquid assets in a segregated account with its custodian.


     The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

     The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

     If a Portfolio is able to enter into a closing purchase transaction, a Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

     In addition, the Portfolios may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Portfolios may write covered call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Fund's intention that each Portfolio qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Advisers, engage without limitation in the writing of options on U.S. Government securities.

          PURCHASING PUT OPTIONS. Each Portfolio, except the Cash Management, Bond and Growth Equity Portfolios, may purchase put options on any securities in which it may invest in anticipation of a decline in the market value of such securities. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The put options purchased by the Portfolio may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security which the Portfolio has the right to purchase. The Portfolio would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Portfolio would recognize a loss if the value of the securities remained above the difference between the premium and the exercise price.

          SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in U.S. Government securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

     If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, a Portfolio will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. A Portfolio will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Portfolio's total assets.


          OPTIONS ON FOREIGN CURRENCIES. Each Portfolio, except the Cash Management, Government, Bond and Growth Equity Portfolios may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies for hedging purposes in a manner similar to that of a Portfolio's transactions in currency futures contracts or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Portfolio's securities denominated in that currency.

     Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities a Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

     A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Portfolio.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.


     A call option written on foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Portfolio in liquid assets in a segregated account with its Custodian.



     As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. A Portfolio also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position.



     Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.


     FUTURES TRANSACTIONS

     The Convertible, Government, High Yield Corporate Bond, International Equity and Total Return Portfolios may purchase and sell futures contracts on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's portfolio securities. Each of such Portfolios may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Portfolio's portfolio. For example, a Portfolio may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's portfolio of fixed-income securities. The Capital Appreciation, Convertible, High Yield Corporate Bond, International Equity, Total Return, Value and Indexed Equity Portfolios may purchase and sell futures contracts on stock index futures to hedge the equity portion of those Portfolio's securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). These Portfolios may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Portfolio except the Cash Management, Government, Bond and Growth Equity Portfolios may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Portfolios, except the Cash Management, Bond and Growth Equity Portfolios, may also purchase and write put and call options on futures contracts of the type into which such Portfolio is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Portfolios also may enter into futures contracts traded on the following foreign futures exchanges: Frankfurt, Tokyo, London and Paris, as long as trading on the aforesaid foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges.

     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price in a future month. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, major foreign currencies, a municipal bond index and various stock indexes. When interest rates are changing and portfolio values are falling, the sale of futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. The purchase of futures contracts can also be used as a substitute for the purchase of longer-term securities to lengthen the average maturity or duration of a Portfolio's portfolio. Similarly, a Portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. A Portfolio can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that a Portfolio has acquired or expects to acquire.

     When a purchase or sale of a futures contract is made by a Portfolio, a Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day a Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between a Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Portfolio.

     Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to a Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Directors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

     Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by a Portfolio (or securities having characteristics similar to those held by a Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of a Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when a Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Portfolio's portfolio.

     A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

     SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

     Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Portfolios may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indexes to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's debt portfolio.

     CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Portfolio may sell a currency futures contract, if the Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of a Portfolio's securities denominated in such currency. If the Adviser anticipates that exchange rates will rise, a Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency a Portfolio intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Portfolio, a Portfolio purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by a Portfolio, a Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, a Portfolio realizes a loss.

     A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Portfolio's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

     OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Portfolios, except the Cash Management, Bond and Growth Equity Portfolios, also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

     Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     Options on futures contracts can be used by a Portfolio to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If a Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

     The purchase of put options on futures contracts is a means of hedging a Portfolio's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Portfolio is not fully invested or of lengthening the average maturity or duration of a Portfolio's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

     If a Portfolio writes options on futures contracts, a Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for a Portfolio. If the option is exercised, a Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in a Portfolio's holdings of securities or the currencies in which such securities are denominated.

     The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if a Portfolio writes a put option on a futures contract on debt securities related to securities that a Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolios will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios which engage in transactions in futures contracts and related options do so only for bona fide hedging and other appropriate risk management purposes, and not for speculation. A Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of a Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.


     When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Portfolio.


     When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by a Portfolio (or at a higher price if the difference is maintained in liquid assets with a Portfolio's custodian).

     When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting a Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by a Portfolio.

     When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by a Portfolio.

     In order to comply with applicable regulations of the CFTC pursuant to which the Portfolios avoid being deemed a "commodity pool," the Portfolios are limited in their futures trading activities to positions which constitute "bona fide hedging" positions within the meanings and intent of applicable CFTC rules, or to positions which qualify under an alternative test. Under this alternative test, the "underlying commodity value" of each long position in a commodity contract in which a Portfolio invests may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than 30 days. "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options or forward contracts. See Tax Status.


     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.


     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.


     It is also possible that, when a Portfolio has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio's portfolio may decline. If this occurred, the Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. The Portfolios do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies. In the case of a futures contract on an index, the amount of cash is equal to a specific dollar amount times the difference between the price at which the agreement is made and the value of an index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made.



     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Portfolios generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.


     SECURITIES INDEX OPTIONS

     The Portfolios, except the Bond and Growth Equity Portfolios, may purchase call and put options on securities indexes, including European and American options, for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed "index multiplier."

     A securities index fluctuates with changes in the market values of the securities so included. For example, some securities index options are based on a broad market index such as the S&P Index of 500 Common Stocks or the N.Y.S.E. Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange. Options on other types of securities indexes, which do not currently exist, including indexes on debt securities, may be introduced and traded on exchanges in the future. If such options are introduced, the Portfolios will not purchase them until they have appropriately amended or supplemented the Prospectus or Statement of Additional Information, or both.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the securities represented in the securities indexes on which options are based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.


     A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Portfolio may also allow options to expire unexercised.


     ADDITIONAL INVESTMENT POLICIES APPLICABLE TO THE INTERNATIONAL EQUITY PORTFOLIO

     In addition to the investment policies set forth above, the International Equity Portfolio may enter the following transactions described below:

     SWAP AGREEMENTS

     The International Equity Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap", (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor" and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Portfolio's portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.


     Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC") effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     STATE INSURANCE LAW REQUIREMENTS

     Applicable state insurance laws and regulations permit NYLIAC to invest the assets allocated to NYLIAC's variable annuity and variable life insurance separate accounts in mutual funds, which are the investments contractually permitted by the Policies. As a Delaware insurance company doing business in New York, NYLIAC is required by section 4240 of the New York Insurance Law to invest such assets prudently. Subject to the direction of the Directors, the Advisers will make investments satisfying this requirement for each Portfolio. In addition, the Fund will comply with restrictions contained in any other insurance laws in order that the assets of NYLIAC's separate accounts may be invested in Portfolio shares.

     PORTFOLIO TURNOVER


     Each Portfolio has a different expected annual portfolio turnover rate, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities or expiration dates at the time of acquisition of one year or less). A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolios. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments.



     For the years ending December 31, 1996, December 31, 1995 and December 31, 1994, the portfolio turnover rate for each of the following Portfolios was as follows: Capital Appreciation Portfolio, 15.64%, 34.83% and 38.84%, respectively; Government Portfolio, 303.83%, 591.59% and 483.06%, respectively; Total Return Portfolio, 174.77%, 253.00% and 297.16%, respectively; Bond Portfolio, 103.02%, 80.86% and 88.32%, respectively; Growth Equity Portfolio, 104.13%, 104.07% and 108.21%, respectively; and Indexed Equity, 3.11%, 4.99% and
8.30%, respectively. With respect to the Cash Management Portfolio, the portfolio turnover rate for the years ended December 31, 1996, December 31, 1995, and December 31, 1994 as calculated in accordance with applicable SEC regulations, was 0%. For the year ended December 31, 1996, the portfolio turnover rate for the High Yield Corporate Bond, International Equity and Value Portfolios was as follows: 148.74%, 15.88% and 40.79%, respectively. For the period May 1, 1995 (Commencement of Operations) through December 31, 1995, the unannualized portfolio turnover rate for these Portfolios was as follows:
94.98%, 13.65% and 19.75%, respectively. For the period October 1, 1996 (Commencement of Operations) through December 31, 1996, the unannualized portfolio turnover rate for the Convertible Portfolio was 15.09%. A turnover rate in excess of 100% is likely to result in a Portfolio's bearing higher brokerage costs.

                             MANAGEMENT OF THE FUND

     The directors and executive officers of the Fund and their principal occupations for the past five years are set forth below. Each director of the Fund is also a director of the New York Life Fund, Inc.


                                   POSITIONS(S) HELD          PRINCIPAL OCCUPATION(S)
   NAME AND ADDRESS**     AGE       WITH REGISTRANT           DURING PAST FIVE YEARS
------------------------- ----  ----------------------- -----------------------------------
Michael J. Drabb.........  63          Director         Executive Vice President and
                                                        Director of O'Brien Asset
                                                          Management, Inc., from August
                                                          1993 to date, Executive Vice
                                                          President of The Mutual Life
                                                          Insurance Company of New York
                                                          ("MONY") from May 1989 to April
                                                          1992. Mr. Drabb is also a Di-
                                                          rector of the following Corpora-
                                                          tions; New York Life Settlement
                                                          Corporation, MONY Series Fund,
                                                          J.P. Food Services, Inc., and
                                                          United States Leather.

Jill Feinberg............  42          Director         Consultant, Jill Feinberg & Company
                                                          from 1989 to date. Ms. Feinberg
                                                          is also a Director of New York
                                                          Life Settlement Corporation.

Daniel Herrick...........  76          Director         Treasurer and Senior Executive, Na-
                                                          tional Gallery of Art,
                                                          Washington, D.C. from December
                                                          1985 to June 1995.

Richard M. Kernan, Jr.*..  56   Chairman of the Board,  Executive Vice President and Chief
                                Chief Executive Officer   Investment Officer of New York
                                     and Director         Life Insurance Company from
                                                          September 1995 to date; Executive
                                                          Vice President prior thereto.

Anne F. Pollack*.........  41      President, Chief     Senior Vice President of New York
                                Administrative Officer    Life Insurance Company from March
                                     and Director         1992 to date.

Robert D. Rock*..........  42     Vice President and    Senior Vice President in charge of
                                       Director         the Individual Annuity Department
                                                          of New York Life Insurance
                                                          Company from March 1991 to date.

Roman L. Weil............  56          Director         Professor of Accounting and Sigmund
                                                          E. Edelstone Professor of
                                                          Accounting, Graduate School of
                                                          Business, University of Chicago,
                                                          from September 1976 to present,
                                                          Visiting Professor of Law,
                                                          Stanford University Law School,
                                                          from September 1990 to August
                                                          1996.

                                   POSITIONS(S) HELD          PRINCIPAL OCCUPATION(S)
   NAME AND ADDRESS**     AGE       WITH REGISTRANT           DURING PAST FIVE YEARS
------------------------- ----  ----------------------- -----------------------------------
OFFICERS (OTHER THAN DIRECTORS)

Anthony W. Polis.........  52          Treasurer        Vice President of New York Life In-
                                                          surance Company from 1988 to
                                                          date.

Marc J. Chalfin..........  50         Controller        Senior Vice President and
                                                        Controller of New York Life
                                                          Insurance Company from March 1995
                                                          to date; Vice President and
                                                          Controller from February 1994 to
                                                          date; Vice President and Deputy
                                                          Controller from March 1991 to
                                                          February 1994.


------------
* Directors identified with an asterisk are considered to be interested persons of the Fund within the meaning of the 1940 Act because of their affiliation with New York Life. None of the directors and executive officers of the Fund owns any stock of the Fund.

** The address of each director and executive officer is 51 Madison Avenue, New
   York, New York 10010.


     For services rendered to the Fund during the fiscal year ended December 31, 1996, the directors received an aggregate of $85,000 from the Fund as directors' fees. Each director of the Fund who is not an interested person of the Fund currently receives a fee of $16,000 per year plus $750 for each meeting attended, and is reimbursed for out-of-pocket expenses incurred in connection with attending meetings. No director or officer of the Fund who is also a director, officer or employee of New York Life is entitled to any compensation from the Fund for services to the Fund. The following Compensation Table reflects all compensation paid by the Fund for the year ended December 31, 1996, for each of the following persons:


                               COMPENSATION TABLE


                                                                                              TOTAL
                                                   PENSION OR                           COMPENSATION FROM
                                                   RETIREMENT                             REGISTRANT AND
                                AGGREGATE       BENEFITS ACCRUED    ESTIMATED ANNUAL           FUND
     NAME OF PERSON,          COMPENSATION      AS PART OF FUND      BENEFITS UPON       COMPLEX PAID TO
         POSITION            FROM REGISTRANT        EXPENSES           RETIREMENT           DIRECTORS
--------------------------   ---------------    ----------------    ----------------    ------------------
Michael J. Drabb,
  Director................       $21,250               $0                  $0                $ 21,250
Jill Feinberg, Director...        21,250                0                   0                  21,250
Daniel Herrick,
  Director................        21,250                0                   0                  21,250
Richard M. Kernan, Jr.,
  Director................             0                0                   0                       0
Anne F. Pollack,
  Director................             0                0                   0                       0
Robert D. Rock,
  Director................             0                0                   0                       0
Roman L. Weil, Director...        21,250                0                   0                  21,250
                                                                                             --------
     TOTAL................                                                                   $ 85,000
                                                                                             ========


     INVESTMENT ADVISERS


     Pursuant to the Investment Advisory Agreements for the Capital Appreciation, Cash Management, Government, High Yield Corporate Bond, International Equity, Total Return Value and Indexed Equity Portfolios, dated December 15, 1996 and the Investment Advisory Agreement for the Convertible Portfolio dated August 22, 1996, MacKay-Shields or Monitor, each subject to the supervision of the Directors of the Fund and in conformity with the stated policies of each Portfolio of the Fund, manages the investment operations of the respective portfolios that it advises and the composition of each such Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. New York Life will perform these services for the Bond and Growth Equity Portfolios pursuant to an Investment Advisory Agreement dated December 15, 1996.

     Each Investment Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by vote of a majority of the outstanding voting securities of the particular Portfolio (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Directors who are not parties to the Investment Advisory Agreements or interested persons of any such party.

     The Advisers have each authorized any of their directors, officers and employees who have been elected or appointed as directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, MacKay-Shields, New York Life or Monitor bears the salaries and expenses of all of its personnel.


     Other than as imposed by law, the Investment Advisory Agreements provide that MacKay-Shields, New York Life or Monitor shall not be liable to the Portfolios for any error of judgment by MacKay-Shields, New York Life or Monitor or for any loss sustained by the Funds or NYLIFE Securities, Inc. except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days nor less than 30 days written notice.


     "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by Monitor. The Indexed Equity Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Indexed Equity Portfolio.

     ADMINISTRATION AGREEMENTS

     NYLIAC ("Administrator") acts as administrator for the Portfolios pursuant to Administration Agreements dated December 15, 1995. NYLIAC has entered into an Administration Agreement Supplement for the Convertible Portfolio dated August 22, 1996. The Administrator has authorized any of its directors, officers and employees who have been elected or appointed as Directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Administrator bears the following expenses:


          (a) the salaries and expenses of all personnel of the Fund and the Administrator, except the fees and expenses of Directors not affiliated with the Administrator or the Advisers; and



          (b) all expenses incurred by the Administrator in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.



     NYLIAC has agreed to limit the "Other Expenses" of each of the Convertible, High Yield Corporate Bond, International Equity and Value Portfolios to .17% annually through December 31, 1997.


     Under a separate agreement, New York Life has granted the Fund the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

     PORTFOLIO BROKERAGE

     The Advisers determine which securities to buy and sell for the Fund, select brokers and dealers to effect the transactions, and negotiate commissions. Transactions in equity securities will usually be executed through brokers that will receive a commission paid by the Portfolio for which the transaction is executed. Fixed income securities are generally traded with dealers acting as principals for their own account without a stated commission.

The dealer's margin is reflected in the price of the security. Money market instruments may be traded directly with the issuer. Underwritten offerings of stock and intermediate and long term debt securities may be purchased at a fixed price including an amount of compensation to the underwriter. From time to time, NYLIFE Securities, Inc. may execute transactions in equity securities on behalf of the Portfolios. Such commissions may be charged against all Portfolios, with the exception of the Cash Management Portfolio.

     In placing orders for securities transactions, each Adviser's policy is to obtain the most favorable price and efficient execution available. In order to obtain the brokerage and research services described below, higher commissions may sometimes be paid.

     When selecting broker-dealers to execute portfolio transactions, each Adviser considers many factors including the rate of commission or size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Adviser. The Advisers use these services in connection with all their investment activities, including other investment accounts they advise. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Advisers in providing investment advisory services to the Fund.


     For the years ending December 31, 1996, December 31, 1995 and December 31, 1994, the Fund paid total brokerage commissions of $2,121,056, $1,506,976 and $1,266,182, respectively.


                        DETERMINATION OF NET ASSET VALUE


     The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the first close of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total Portfolio assets, less liabilities, by the total number of shares of that Portfolio outstanding.


     HOW PORTFOLIO SECURITIES WILL BE VALUED


     Portfolio securities of the Cash Management Portfolio are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received.


     Portfolio securities of each other Portfolio are valued (a) by appraising other common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that Exchange on the day as of which assets are valued or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges, (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers (NASDAQ) system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Adviser to be representative of market values at the first close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the close of business of the New York Stock Exchange, (f) by appraising options and futures contracts at the last sale price on the market where any such option or futures contract is principally traded and (g) by appraising all other securities and other assets including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by the Directors. Money market instruments held by the Portfolios with a remaining maturity of 60 days or less will be valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the Portfolios are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Directors. The Fund recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Fund is informed after the ex-dividend date.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Portfolios' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Portfolios' calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                      INVESTMENT PERFORMANCE CALCULATIONS

     CASH MANAGEMENT PORTFOLIO YIELD

     In accordance with regulations adopted by the SEC, the Fund is required to compute the Cash Management Portfolio's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Cash Management Portfolio at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

     The SEC also permits the Fund to disclose the effective yield of the Cash Management Portfolio for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The Cash Management Portfolio intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance that it will be able to do so. The yield on amounts held in the Cash Management Portfolio normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Cash Management Portfolio's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Cash Management Portfolio, the types and quality of portfolio securities held by the Cash Management Portfolio, and its operating expenses. Therefore, the yield for any period should not be considered representative of the yield for any future period.


     For the seven-day period ending December 31, 1996, the Cash Management Portfolio yield was 4.96%, and the effective yield was 5.08%.



     CONVERTIBLE, GOVERNMENT, HIGH YIELD CORPORATE BOND AND BOND PORTFOLIOS
YIELD


     The Fund may from time to time disclose the current annualized yield of the Convertible, Government, High Yield Corporate Bond and Bond Portfolios for 30-day periods. The annualized yield of these Portfolios refers to the income generated by the Portfolio over a specified 30-day period. Because the yield is annualized, the yield generated by the Portfolio during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per share earned during the period by the price share on the last day of the period, according to the following formula:


           a-b
           ---
YIELD = 2[( cd +1)(6)-1]



Where: a = net investment income earned during the period by the Portfolio.

       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period.
       d = the maximum offering price per share on the last day of the period.

     Net investment income will be determined in accordance with rules established by the SEC. Accrued expenses will include all recurring fees that are charged to all shareholder accounts. The yield calculations do not reflect the effect of any charges that may be applicable to a particular Policy.


     Because of the charges and deductions imposed by the Separate Accounts, the yield realized by Owners in the Investment Divisions of the Separate Accounts will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Convertible, Government, High Yield Corporate Bond and Bond Portfolios normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. Each of the Convertible, Government, High Yield Corporate Bond and Bond Portfolios' actual yield will be affected by the types and quality of portfolio securities held by the respective Portfolio, and its operating expenses.


     TOTAL RETURN CALCULATIONS

     The Fund may from time to time also disclose average annual total returns for the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return, Value, Bond, Growth Equity and Indexed Equity Portfolios for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                P(1 + T)(n) = ERV
    Where:    P    = a hypothetical initial payment of $1,000.
              T    = average annual total return.
              n    = number of years.
                     ending redeemable value of a hypothetical $1,000 payment made at
            ERV    = the
                     beginning of the one, five, or ten-year period at the end of the one, five,
                     or ten-year period (or fractional portion thereof).


     All recurring fees that are charged to all shareholder accounts are recognized in the ending redeemable value. The average annual total return calculations for the Portfolio will not reflect the effect of charges that may be applicable to a particular Policy.


     For the one, five and ten year periods ending December 31, 1996, the average annual total returns for the Bond Portfolio were 2.05%, 7.03% and 8.23%, respectively.



     For the one, five and ten year periods ending December 31, 1996, the average annual total returns for the Growth Equity Portfolio were 24.50%, 15.81% and 14.48%, respectively.



     For the one year period ending December 31, 1996, the average annual total returns for the Capital Appreciation, Cash Management, Government, Total Return and Indexed Equity Portfolios were 18.75%, 4.95%, 2.28%, 12.08% and 22.42%, respectively. For the period beginning January 29, 1993 (inception date) through December 31, 1996, the average annual total returns for the Capital Appreciation, Cash Management, Government, Total Return and Indexed Equity Portfolios were 17.13%, 4.22%, 5.59%, 12.53% and 16.71%, respectively. For the one year period ending December 31, 1996, the annual total returns for the High Yield Corporate Bond, International Equity and Value Portfolios were 17.16%, 10.54% and 23.22%, respectively. For the period beginning May 1, 1995 (inception date) through December 31, 1996, the average annual total returns for the High Yield Corporate Bond, International Equity and Value Portfolios were 16.44%, 10.55% and 24.33%, respectively.



     The yield and total return calculations do not reflect the effect of the charges that may be applicable to a particular Policy or Separate Account. Such charges will reduce the net yield and total return of that Policy. Performance figures for a Portfolio will only be advertised if the comparable figures for the Policy are included in the advertisement.


                       PURCHASE AND REDEMPTION OF SHARES

     The Portfolios currently offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC separate accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to Owners arising from offering the Fund's shares to separate accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board of Directors and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners. The Board of Directors will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

     The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the net asset value per share next determined after the receipt of proper notice of redemption.

     The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the net asset value of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

     Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Advisers. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

                                     TAXES

     Each Portfolio of the Fund intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.


     In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other requirements, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains (without deduction for losses) from the sale or other disposition of securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income derived with regard to its investing in such securities or currencies and
(b) derive less than 30% of its gross income from gains (without deduction for losses) realized on the sale or other disposition of securities held for less than three months. In order to meet this 30% requirement, a Portfolio may defer selling certain investments beyond the time when it might otherwise do so.



     The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.


                              GENERAL INFORMATION

     The Fund was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name was changed to its present form. The authorized capital stock of the Fund consists of 2,000,000,000 shares of common stock, par value $0.01 per share. The shares of common stock are divided into eleven classes as set forth below:


                                  NAME                                              SHARES
------------------------------------------------------------------------         ------------
Capital Appreciation Portfolio..........................................           50,000,000
Cash Management Portfolio...............................................          200,000,000
Convertible Portfolio...................................................          100,000,000
Government Portfolio....................................................           50,000,000
High Yield Corporate Bond Portfolio.....................................          100,000,000
International Equity Portfolio..........................................          100,000,000
Total Return Portfolio..................................................           50,000,000
Value Portfolio.........................................................          100,000,000
Bond Portfolio..........................................................          100,000,000
Growth Equity Portfolio.................................................          100,000,000
Indexed Equity Portfolio................................................           50,000,000


     The shares of the Portfolios are eligible for investment by the Separate Accounts. There exist 1,000,000,000 unclassified shares which may be issued as an addition to one or more of the above classes or to any new class or classes of shares as determined by the Fund's Board of Directors. The Fund has no present plans to issue shares of any additional classes. The shares of each Portfolio, when issued, will be fully paid and nonassessable, will have no preference, conversion, exchange or similar rights, and will be freely transferable.

     Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio.

     Each class of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio (such as fees for non-interested Directors or extraordinary legal fees), they will be allocated as determined by the Directors.

     In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.


     All shares of common stock, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of the investment advisory agreement.


     The vote of a majority of the Fund shares (or of the shares of any Portfolio) means the vote, at any special meeting, of the lesser of (i) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or of any Portfolio).

     The Board of Directors has decided not to hold routine annual stockholders' meetings. Special stockholders' meetings will be called whenever one or more of the following is required to be acted on by stockholders pursuant to the 1940
Act: (i) election of directors; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

     The initial capital for the Portfolios was provided by NYLIAC separate accounts. The equity of NYLIAC in the separate accounts is represented by its ownership of accumulation units in the separate accounts. Such accumulation units were acquired for investment and can be disposed of only by redemption. NYLIAC has agreed not to redeem its accumulation units of any separate account until such time as this can be done without any significant impact upon the separate account.

     The Fund has adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or who obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund or an investment adviser, unless such power is the result of their position with the Fund or investment adviser. Such persons are generally required to preclear all security transactions with the Fund's Compliance Officer or such officer's designee and to report all transactions on a regular basis. The Fund has developed procedures for administration of the Code.

                                 LEGAL COUNSEL

     Legal advice regarding certain matters relating to the Federal securities laws has been provided by Jorden Burt Berenson & Johnson LLP, Washington, D.C.

                              FINANCIAL STATEMENTS


     The financial statements of the Fund for the year ended December 31, 1996, including the financial highlights for each of the periods presented appearing in the 1996 Annual Report to shareholders and the report thereon of Price Waterhouse LLP, independent accountants, appearing therein, are incorporated by reference in the statement of additional information.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

COMMON STOCKS (95.4%)+
                                     SHARES          VALUE
                                   -----------------------
AUTO PARTS (0.9%)
Lear Seating Corp. (a)...........      137,500    $  4,692,187
                                                  ------------
BANKS (2.2%)
NationsBank Corp. ...............       55,500       5,425,125
Wells Fargo & Co. ...............       20,566       5,547,678
                                                  ------------
                                                    10,972,803
                                                  ------------
BROKERAGE (1.1%)
Schwab (Charles) Corp. ..........      170,400       5,452,800
                                                  ------------
BUILDINGS (0.7%)
Oakwood Homes Corp. .............      158,000       3,614,250
                                                  ------------
COMPUTER SERVICES (0.7%)
SABRE Group Holdings Inc. Class
 A...............................      122,000       3,400,750
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (6.0%)
Alco Standard Corp. .............      146,400       7,557,900
Danka Business Systems PLC ADR
 (b).............................      128,500       4,545,687
Hewlett-Packard Co. .............      114,000       5,728,500
Seagate Technology (a)...........      126,600       5,000,700
Sun Microsystems (a).............      281,600       7,233,600
                                                  ------------
                                                    30,066,387
                                                  ------------
CONSUMER DURABLES (1.5%)
Black & Decker Corp. ............       62,700       1,888,837
Harley-Davidson, Inc. ...........      123,900       5,823,300
                                                  ------------
                                                     7,712,137
                                                  ------------
CONSUMER FINANCIAL
 SERVICES (1.2%)
First Data Corp. ................      171,600       6,263,400
                                                  ------------
CONSUMER SERVICES (2.2%)
CUC International Inc. (a).......      216,600       5,144,250
Service Corp. International......      206,400       5,779,200
                                                  ------------
                                                    10,923,450
                                                  ------------
CREDIT & FINANCE (0.8%)
Equifax Inc. ....................      135,000       4,134,375
                                                  ------------
DRUGS (7.1%)
Amgen Inc. (a)...................      171,600       9,330,750
Elan Corp. PLC ADR (a)(b)........      186,000       6,184,500
Genzyme Corp. (a)................      133,000       2,892,750
Pharmacia & Upjohn, Inc. ........      115,400       4,572,725
Schering-Plough Corp. ...........      125,200       8,106,700
Teva Pharmaceutical Industries
 Ltd. ADR (b)....................       93,000       4,673,250
                                                  ------------
                                                    35,760,675
                                                  ------------
------------
+ Percentages indicated are based on Fund net assets.

                                     SHARES          VALUE
                                   -----------------------
ELECTRONICS (1.1%)
Harman International Industries,
 Inc. ...........................       50,000    $  2,781,250
Vishay Intertechnology, Inc.
 (a).............................      105,861       2,474,501
                                                  ------------
                                                     5,255,751
                                                  ------------
ENERGY (2.0%)
Abacan Resource Corp. (a)........      652,000       5,664,250
Triton Energy Ltd. (a)...........       92,400       4,481,400
                                                  ------------
                                                    10,145,650
                                                  ------------
FINANCIAL SERVICES (13.1%)
Associates First Capital
 Corp. ..........................       77,000       3,397,625
Federal National Mortgage
 Association.....................      130,800       4,872,300
First USA, Inc. .................      245,400       8,496,975
Green Tree Financial Corp. ......      318,400      12,298,200
Household International, Inc. ...      101,300       9,344,925
MGIC Investment Corp. ...........       95,800       7,280,800
SunAmerica Inc. .................      253,200      11,235,750
Travelers Group Inc. ............      196,332       8,908,564
                                                  ------------
                                                    65,835,139
                                                  ------------
FOOD DISTRIBUTOR (0.4%)
Richfood Holdings, Inc. .........       85,500       2,073,375
                                                  ------------
HEALTH CARE (8.2%)
Cardinal Health Inc. ............       90,000       5,242,500
Columbia/HCA Healthcare Corp. ...      172,218       7,017,883
HealthCare COMPARE Corp. (a).....       94,800       4,017,150
HEALTHSOUTH Corp. (a)............      195,000       7,531,875
Humana Inc. (a)..................      128,000       2,448,000
OrNda HealthCorp. (a)............      155,500       4,548,375
PacifiCare Health Systems, Inc.
 Class B (a).....................       38,900       3,316,225
Unison HealthCare Corp. (a)......       54,000         708,750
United Healthcare Corp. .........      148,000       6,660,000
                                                  ------------
                                                    41,490,758
                                                  ------------
INDUSTRIAL (1.4%)
Tyco International Ltd. .........      130,000       6,873,750
                                                  ------------
INSURANCE (1.7%)
American International Group,
 Inc. ...........................       80,250       8,687,063
                                                  ------------
LEISURE (0.9%)
Mirage Resorts Inc. (a)..........      209,000       4,519,625
                                                  ------------
MACHINERY (0.6%)
U.S. Robotics Corp. (a)..........       41,000       2,952,000
                                                  ------------
MEDICAL EQUIPMENT (6.3%)
Guidant Corp. ...................      147,000       8,379,000
Heartport, Inc. .................       63,000       1,441,125
Johnson & Johnson................      173,462       8,629,735
Medtronic, Inc. .................      136,900       9,309,200

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   -----------------------
MEDICAL EQUIPMENT (Continued)
Waters Corp. (a).................      136,000    $  4,131,000
                                                  ------------
                                                    31,890,060
                                                  ------------
RESTAURANTS &
 LODGING (3.4%)
HFS Inc. (a).....................      233,000      13,921,750
Lone Star Steakhouse &
 Saloon, Inc. (a)................      118,000       3,156,500
                                                  ------------
                                                    17,078,250
                                                  ------------
RETAIL (9.6%)
AutoZone, Inc. (a)...............      130,200       3,580,500
Bed Bath & Beyond, Inc. (a)......      144,000       3,492,000
CompUSA Inc. (a).................       88,000       1,815,000
Gymboree Corp. (The) (a).........       50,000       1,143,750
Home Depot, Inc. (The)...........      113,000       5,664,125
Kohl's Corp. (a).................      158,500       6,221,125
Kroger Co. (a)...................      125,000       5,812,500
Lowe's Cos., Inc. ...............      182,900       6,492,950
Mattel, Inc. ....................      133,000       3,690,750
Safeway Inc. (a).................      166,500       7,117,875
Staples, Inc. (a)................      186,200       3,363,238
                                                  ------------
                                                    48,393,813
                                                  ------------
SOFTWARE (6.7%)
Computer Associates
 International, Inc. ............      235,375      11,709,906
Microsoft Corp. (a)..............       66,400       5,486,300
Oracle Corp. (a).................      221,000       9,226,750
Sterling Commerce, Inc. .........      125,482       4,423,241
Sterling Software Inc. (a).......       85,000       2,688,125
                                                  ------------
                                                    33,534,322
                                                  ------------
TECHNOLOGY (8.4%)
Cisco Systems, Inc. (a)..........      142,000       9,034,750
Electronic Data Systems Corp. ...      100,400       4,342,300
Intel Corp. .....................       74,800       9,794,125
Lam Research Corp. (a)...........       69,000       1,940,625
Linear Technology Corp. .........       81,000       3,553,875
3Com Corp. (a)...................      188,400      13,823,850
                                                  ------------
                                                    42,489,525
                                                  ------------
TELECOMMUNICATION (0.9%)
Lucent Technologies Inc. ........      100,000       4,625,000
                                                  ------------

                                     SHARES          VALUE
                                   -----------------------
TELECOMMUNICATION SERVICES (1.6%)
WorldCom, Inc. (a)...............      305,388    $  7,959,175
                                                  ------------
TEXTILE & APPAREL (3.6%)
Nike, Inc. Class B...............      163,800       9,787,050
Nine West Group Inc. (a).........      127,100       5,894,263
Wolverine World Wide, Inc. ......       85,500       2,479,500
                                                  ------------
                                                    18,160,813
                                                  ------------
TRANSPORTATION (1.1%)
Tidewater Inc. ..................      121,000       5,475,250
                                                  ------------
Total Common Stocks
 (Cost $362,179,735).............                  480,432,533
                                                  ------------
SHORT-TERM
INVESTMENT (4.5%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (4.5%)
American Express Credit Corp.
 6.55%, due 1/2/97...............  $22,434,000      22,434,000
                                                  ------------
Total Short-Term Investment
 (Cost $22,434,000)..............                   22,434,000
                                                  ------------
Total Investments
 (Cost $384,613,735) (c).........         99.9%    502,866,533(d)
Cash and Other Assets,
 Less Liabilities................          0.1         755,379
                                                  ------------
Net Assets.......................        100.0%   $503,621,912
                                                  ============

------------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1996 net unrealized appreciation was $118,252,798, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $128,366,734 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $10,113,936.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $384,613,735).......   $502,866,533
  Cash...................................            908
  Receivables:
    Investment securities sold...........      1,268,344
    Fund shares sold.....................        918,634
    Dividends and interest...............        119,802
  Other assets...........................            888
                                            ------------
        Total assets.....................    505,175,109
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      1,176,174
    Adviser..............................        152,375
    Administrator........................         42,326
    NYLIAC...............................         41,060
    Custodian............................          5,493
    Directors............................            194
  Accrued expenses.......................        135,575
                                            ------------
        Total liabilities................      1,553,197
                                            ------------
  Net assets applicable to
    outstanding shares...................   $503,621,912
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share)
    50 million shares authorized.........   $    273,931
  Additional paid-in capital.............    392,246,305
  Accumulated undistributed net
    investment income....................            679
  Accumulated net realized loss
    on investments.......................     (7,151,801)
  Net unrealized appreciation
    on investments.......................    118,252,798
                                            ------------
  Net assets applicable to
    outstanding shares...................   $503,621,912
                                            ============
  Shares of capital stock outstanding....     27,393,060
                                            ============
  Net asset value per share
    outstanding..........................   $      18.39
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  1,770,842
    Interest.............................      1,273,302
                                            ------------
        Total income.....................      3,044,144
                                            ------------
  Expenses:
    Advisory.............................      1,341,804
    Administration.......................        745,446
    Shareholder communication............        334,148
    Recordkeeping........................        241,301
    Professional.........................         86,923
    Custodian............................         39,195
    Directors............................         17,294
    Miscellaneous........................          6,102
                                            ------------
        Total expenses
          before reimbursement...........      2,812,213
  Expense reimbursement from
    Administrator........................        (91,333)
                                            ------------
        Net expenses.....................      2,720,880
                                            ------------
  Net investment income..................        323,264
                                            ------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investments.......        184,606
  Net change in unrealized appreciation
    on investments.......................     61,390,345
                                            ------------
  Net realized and unrealized gain
    on investments.......................     61,574,951
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 61,898,215
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $7,469.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.............................................................   $    323,264    $    966,842
    Net realized gain (loss) on investments...........................................        184,606      (4,093,457)
    Net change in unrealized appreciation on investments..............................     61,390,345      52,411,784
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................     61,898,215      49,285,169
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................       (322,585)       (967,677)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................    204,401,461      92,210,559
    Net asset value of shares issued to shareholders in reinvestment of dividends.....        322,585         967,677
                                                                                         ------------    ------------
                                                                                          204,724,046      93,178,236
    Cost of shares redeemed...........................................................     (7,213,582)    (10,959,038)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................    197,510,464      82,219,198
                                                                                         ------------    ------------
      Net increase in net assets......................................................    259,086,094     130,536,690
NET ASSETS:
  Beginning of year...................................................................    244,535,818     113,999,128
                                                                                         ------------    ------------
  End of year.........................................................................   $503,621,912    $244,535,818
                                                                                          ===========     ===========
  Accumulated undistributed net investment income.....................................   $        679    $         --
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           JANUARY 29,
                                                                                                             1993 (a)
                                                                                                             THROUGH
                                                                     YEAR ENDED DECEMBER 31                DECEMBER 31,
                                                              1996             1995            1994            1993
                                                          -------------------------------------------------------------
Net asset value at beginning of period.................   $      15.49     $      11.45    $      12.03    $     10.00
                                                          ------------     ------------    ------------    ------------
Net investment income..................................           0.01             0.06            0.05           0.02
Net realized and unrealized gain (loss) on
  investments..........................................           2.90             4.04           (0.58)          2.03
                                                          ------------     ------------    ------------    ------------
Total from investment operations.......................           2.91             4.10           (0.53)          2.05
                                                          ------------     ------------    ------------    ------------
Less dividends:
  From net investment income...........................         (0.01)            (0.06)          (0.05)         (0.02)
                                                          ------------     ------------    ------------    ------------
Net asset value at end of period.......................   $      18.39     $      15.49    $      11.45    $     12.03
                                                           ===========      ===========     ===========    =============
Total investment return (b)............................          18.75%           35.78%          (4.38%)        20.54%
Ratios (to average net assets)/Supplemental Data:
  Net investment income................................           0.09%            0.57%           0.63%          0.46%+
  Net expenses.........................................           0.73%            0.73%           0.73%          0.73%+
  Expenses (before reimbursement)......................           0.75%            0.90%           0.91%          1.15%+
Portfolio turnover rate................................             16%              35%             39%            28%
Average commission rate paid...........................   $     0.0600              (c)             (c)            (c)
Net assets at end of period (in 000's).................   $    503,622     $    244,536    $    113,999    $    43,485

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

SHORT-TERM
INVESTMENTS (100.2%)+
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
BANK NOTES (6.3%)
American Express Centurion Bank
 5.57%, due 9/12/97 (b)(c)........  $1,000,000    $    999,927
Bank of America-Illinois
 5.82%, due 3/24/97 (c)...........   1,500,000       1,500,000
Boatmens Credit Card Bank
 5.54%, due 8/8/97 (b)(c).........   3,000,000       2,999,656
First National Bank of Maryland
 5.13%, due 2/26/97 (c)...........   1,000,000       1,000,037
PNC Bank N.A.-Pittsburgh,
 Pennsylvania
 5.25%, due 2/6/97 (b)(c).........   1,000,000         999,938
                                                  ------------
                                                     7,499,558
                                                  ------------
CERTIFICATES OF DEPOSIT (10.2%)
Deutsche Bank
 5.85%, due 11/19/97
 (call date 2/19/97) (c)..........   5,000,000       5,000,000
Industrial Bank of Japan
 5.61%, due 1/7/97 (c)............   2,000,000       2,000,003
Sanwa Bank Ltd.
 5.56%, due 2/11/97 (c)...........   1,000,000       1,000,011
 5.85%, due 1/17/97 (c)...........   4,000,000       4,000,089
                                                  ------------
                                                    12,000,103
                                                  ------------
COMMERCIAL PAPER (74.2%)
Alfa Corp.
 5.75%, due 1/29/97...............   4,400,000       4,380,322
Astro Capital Corp.
 5.48%, due 1/6/97 (a)............   1,500,000       1,498,858
Banca CRT Financial Corp.
 5.35%, due 1/14/97...............   2,000,000       1,996,136
 5.35%, due 1/15/97...............   1,500,000       1,496,879
 5.35%, due 1/21/97...............   1,000,000         997,028
 5.40%, due 2/18/97...............     500,000         496,400
 5.50%, due 1/14/97...............     170,000         169,662
Bex America Finance Inc.
 5.32%, due 2/3/97................   1,700,000       1,691,710
Caisse Centrale des Banques
 Populaires
 5.33%, due 1/10/97 (a)...........   4,100,000       4,094,537
Cariplo Finance Inc.
 5.45%, due 1/24/97...............     400,000         398,607
China International Marine
 Containers (Group) Ltd.
 5.57%, due 1/9/97................   2,500,000       2,496,906
Compagnie Bancaire USA Finance
 Corp.
 5.33%, due 1/10/97...............   4,700,000       4,693,737
Credito Italiano (DE) Inc.
 5.39%, due 4/15/97...............   2,000,000       1,968,858
Galicia Funding Corp.
 5.59%, due 3/5/97 (a)............   2,500,000       2,475,544
Goldman, Sachs & Co.
 5.45%, due 1/8/97................   1,450,000       1,448,463
 6.50%, due 1/2/97................   3,725,000       3,724,327
------------
+ Percentages indicated are based on Fund net assets.

                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Gotham Funding Corp.
 5.40%, due 1/9/97 (a)............  $5,500,000    $  5,493,400
International Securitization Corp.
 5.35%, due 1/15/97 (a)...........   3,000,000       2,993,758
Kamehameha Schools-Bishop Estate
 5.38%, due 1/15/97 (a)...........   1,000,000         997,908
Kingdom of Sweden
 5.65%, due 2/4/97................   1,105,000       1,099,104
Minmetals Capital & Securities
 Inc.
 5.39%, due 4/3/97................   3,000,000       2,958,677
Mitsui & Co. (USA) Inc.
 6.00%, due 1/10/97...............   2,500,000       2,496,250
National Fleet Funding Corp.
 5.37%, due 1/15/97...............   4,000,000       3,991,647
Nationwide Building Society
 5.32%, due 2/24/97...............   2,500,000       2,480,050
 5.33%, due 2/24/97...............   1,400,000       1,388,807
Nebraska Higher Education Loan
 Program Inc.
 5.45%, due 1/13/97...............   1,157,000       1,154,898
Petroleo Brasileiro S.A.-Petrobras
 5.42%, due 1/14/97...............   2,000,000       1,996,086
Premium Funding Inc., Series E
 5.50%, due 1/13/97 (a)...........   2,150,000       2,146,058
San Paolo U.S. Financial Co.
 5.41%, due 2/4/97................   1,100,000       1,094,380
 5.42%, due 3/19/97...............   1,500,000       1,482,611
Sheffield Receivables Corp.
 6.50%, due 1/2/97................   3,000,000       2,999,458
Societe Generale (Canada)
 5.40%, due 1/31/97...............   1,800,000       1,791,900
SRD Finance Inc.
 5.50%, due 1/23/97...............   3,000,000       2,989,917
Svenska Handelsbanken Inc.
 5.45%, due 2/20/97...............   2,000,000       1,984,861
Union Bank of Switzerland
 5.90%, due 1/7/97................   6,000,000       5,994,100
Wood Street Funding Corp.
 5.35%, due 1/6/97 (a)............   2,800,000       2,797,919
Xerox Corp.
 6.75%, due 1/2/97................   3,400,000       3,399,362
                                                  ------------
                                                    87,759,125
                                                  ------------
FEDERAL AGENCY (2.1%)
Federal Home Loan Bank
 5.84%, due 11/24/97 (c)..........   2,500,000       2,500,000
                                                  ------------
MEDIUM-TERM NOTES (7.4%)
Abbey National Treasury Services
 PLC
 5.05%, due 3/3/97 (c)............   3,300,000       3,299,408
Bankers Trust Corp.-New York
 5.74%, due 2/14/97 (b)(c)........   1,500,000       1,500,000
Ford Motor Credit Corp.
 5.81%, due 1/5/97 (b)(c).........   1,000,000       1,000,023
Huntington Bancshares
 5.70%, due 3/14/97 (c)...........   1,000,000       1,000,050

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
MEDIUM-TERM NOTES (Continued)
Sony Capital Corp.
 5.47%, due 8/29/97 (a)(b)(c).....  $2,000,000    $  2,000,000
                                                  ------------
                                                     8,799,481
                                                  ------------
Total Short-Term Investments
 (Amortized Cost $118,558,267)
 (d)..............................       100.2%    118,558,267
Liabilities in Excess of
 Cash and Other Assets............        (0.2)       (211,345)
                                    ----------    ------------
Net Assets........................       100.0%   $118,346,922
                                    ==========    ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 1996.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash Management Portfolio investments by industry.

SHORT-TERM
INVESTMENTS

                               AMORTIZED
                                  COST        PERCENT +
                              ------------------------
Banks #.....................  $ 80,501,362       68.0%
Brokerage...................     5,172,791        4.4
Computers & Office
  Equipment.................     3,399,362        2.9
Conglomerates...............     4,496,250        3.8
Consumer Financial
  Services..................     4,991,670        4.2
Education...................       997,908        0.9
Federal Agency..............     2,500,000        2.1
Finance.....................    15,399,820       13.0
Foreign Government..........     1,099,104        0.9
                              ------------    ---------
                               118,558,267      100.2
Liabilities in Excess of
  Cash and Other Assets.....      (211,345)      (0.2)
                              ------------    ---------
Net Assets..................  $118,346,922      100.0%
                               ===========    =========

------------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
CASH MANAGEMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (amortized cost $118,558,267)........   $118,558,267
  Cash...................................         21,589
  Interest receivable....................        367,285
  Other assets...........................            268
                                            ------------
        Total assets.....................    118,947,409
                                            ------------
LIABILITIES:
  Payables:
    Adviser..............................         23,240
    NYLIAC...............................         18,338
    Administrator........................          9,296
    Custodian............................          3,029
    Directors............................             45
  Accrued expenses.......................         44,793
  Dividend payable.......................        501,746
                                            ------------
        Total liabilities................        600,487
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $118,346,922
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 200 million shares
    authorized...........................   $  1,183,498
  Additional paid-in capital.............    117,165,490
  Accumulated net realized loss on
    investments..........................         (2,066)
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $118,346,922
                                            ============
  Shares of capital stock outstanding....    118,349,803
                                            ============
  Net asset value per share
    outstanding..........................   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Interest.............................   $  5,319,060
                                            ------------
  Expenses:
    Advisory.............................        240,234
    Administration.......................        192,187
    Shareholder communication............         63,697
    Recordkeeping........................         61,266
    Professional.........................         31,563
    Custodian............................         20,981
    Directors............................          4,640
    Miscellaneous........................          4,067
                                            ------------
        Total expenses before
          reimbursement..................        618,635
  Expense reimbursement from
    Administrator........................        (22,854)
                                            ------------
        Net expenses.....................        595,781
                                            ------------
  Net investment income..................      4,723,279
                                            ------------
REALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments.......           (733)
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  4,722,546
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.............................................................   $  4,723,279    $  3,649,839
    Net realized loss on investments..................................................           (733)           (949)
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      4,722,546       3,648,890
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................     (4,723,279)     (3,649,839)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................    237,101,140     128,846,016
    Net asset value of shares issued to shareholders in reinvestment of dividends.....      4,585,514       3,587,829
                                                                                         ------------    ------------
                                                                                          241,686,654     132,433,845
    Cost of shares redeemed...........................................................   (211,178,343)   (115,709,733)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................     30,508,311      16,724,112
                                                                                         ------------    ------------
      Net increase in net assets......................................................     30,507,578      16,723,163
NET ASSETS:
  Beginning of year...................................................................     87,839,344      71,116,181
                                                                                         ------------    ------------
  End of year.........................................................................   $118,346,922    $ 87,839,344
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           JANUARY 29,
                                                                                                             1993 (a)
                                                                                                             THROUGH
                                                                      YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                               1996            1995            1994            1993
                                                           -------------------------------------------------------
Net asset value at beginning of period..................   $       1.00    $       1.00    $       1.00    $      1.00
                                                           ------------    ------------    ------------    ------------
Net investment income...................................           0.05            0.05            0.04           0.02
                                                           ------------    ------------    ------------    ------------
Less dividends:
  From net investment income............................          (0.05)          (0.05)          (0.04)         (0.02)
                                                           ------------    ------------    ------------    ------------
Net asset value at end of period........................   $       1.00    $       1.00    $       1.00    $      1.00
                                                            ===========     ===========     ===========    =============
Total investment return (b).............................           4.95%           5.59%           3.82%          2.40%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................           4.92%           5.44%           3.97%          2.65%+
  Net expenses..........................................           0.62%           0.62%           0.62%          0.62%+
  Expenses (before reimbursement).......................           0.64%           0.94%           0.89%          1.10%+
Net assets at end of period (in 000's)..................   $    118,347    $     87,839    $     71,116    $    26,733

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

CONVERTIBLE SECURITIES (64.3%)+
BONDS (28.7%)
                                     PRINCIPAL
                                      AMOUNT          VALUE
                                    ----------------------
BANKS (2.3%)
Banco de Galicia y Buenos Aires
 S.A.
 7.00%, due 8/1/02................  $   300,000    $   352,875
                                                   -------------
ELECTRICAL EQUIPMENT (2.1%)
Cypress Semiconductor Corp.
 3.15%, due 3/15/01 (b)...........      100,000        107,500
S3, Incorporated
 5.75%, due 10/1/03 (b)...........      200,000        218,000
                                                   -------------
                                                       325,500
                                                   -------------
FINANCE (4.5%)
Berkshire Hathaway, Inc.
 1.00%, due 12/3/01...............      400,000        369,000
UBS Finance Delaware, Inc.
 Medium-Term Note
 2.00%, due 12/15/00..............      350,000        325,500
                                                   -------------
                                                       694,500
                                                   -------------
FOOD, BEVERAGES & TOBACCO (1.5%)
Grand Metropolitan, PLC
 6.50%, due 1/31/00 (b)...........      200,000        233,250
                                                   -------------
HOUSEHOLD PRODUCTS (2.5%)
Whirlpool Corp.
 (zero coupon), due 5/14/11.......    1,000,000        393,750
                                                   -------------
OIL SERVICES (2.0%)
Nabors Industries, Inc.
 5.00%, due 5/15/06...............      250,000        306,563
                                                   -------------
POLLUTION & RELATED (1.6%)
U.S. Filter Corp.
 4.50%, due 12/15/01..............      250,000        253,750
                                                   -------------
PUBLISHING (3.4%)
Hollinger, Inc., Series US
 (zero coupon), due 10/5/13 (g)...    1,500,000        530,625
                                                   -------------
REAL ESTATE (2.6%)
New World China Finance Ltd.
 4.00%, due 12/31/99 (b)..........      400,000        399,500
                                                   -------------
RETAIL (3.1%)
Home Depot, Inc.
 3.25%, due 10/1/01...............      500,000        487,500
                                                   -------------
STEEL, ALUMINUM & OTHER METALS
 (1.6%)
Inco Ltd.
 5.75%, due 7/1/04 (g)............      200,000        244,250
                                                   -------------
------------
+ Percentages indicated are based on Fund net assets.

                                     PRINCIPAL
                                      AMOUNT          VALUE
                                    ----------------------
TELECOMMUNICATION
 SERVICES (1.5%)
Tele-Communications International,
 Inc.
 4.50%, due 2/15/06...............  $   300,000    $   224,250
                                                   -------------
Total Bonds
 (Cost $4,390,700)................                   4,446,313
                                                   -------------

PREFERRED STOCKS (35.6%)
                                      SHARES
                                    -----------
CABLE (2.9%)
Merrill Lynch & Co., Inc.
 6.00% (d)........................       20,000        445,000
                                                   -------------
COMPUTERS & OFFICE EQUIPMENT
 (4.2%)
Microsoft Corp.
 $2.196, Series A.................        8,000        641,000
                                                   -------------
DOMESTIC OIL & GAS (2.3%)
Enron Corp.
 6.25%............................       15,000        360,000
                                                   -------------
DOMESTIC OILS (3.6%)
Atlantic Richfield Co.
 9.00%............................       16,000        344,000
Nuevo Financing I
 5.75%, Series A..................        4,000        214,500
                                                   -------------
                                                       558,500
                                                   -------------
ELECTRICAL EQUIPMENT (0.6%)
Elsag Bailey Process Automation
 N.V.
 5.50% (b)........................        2,500         96,250
                                                   -------------
ENERGY (1.5%)
Unocal Corp.
 6.25%............................        4,000        229,000
                                                   -------------
FINANCE (4.2%)
Fuji International Finance Trust
 0.25% (b)(f).....................           25        655,447
                                                   -------------
FINANCIAL SERVICES (1.7%)
Finova Finance Trust
 5.50%............................        5,000        262,500
                                                   -------------
PAPER & FOREST PRODUCTS (3.1%)
James River Corp. of Virginia
 9.00%, Series P (c1).............       15,000        472,500
                                                   -------------

 The notes to the financial statements are an integral part of, and should be read in conjunction with the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

PREFERRED STOCKS (CONTINUED)
                                      SHARES          VALUE
                                    -----------------------
RESTAURANTS &
 LODGING (2.4%)
Host Marriott Financial Trust
 6.75% (b)........................        7,000    $   371,875
                                                   -----------
STEEL, ALUMINUM & OTHER METALS
 (1.7%)
Bethlehem Steel Corp.
 $3.50 (b)........................        7,000        264,250
                                                   -----------
TELECOMMUNICATION EQUIPMENT (3.6%)
Loral Space & Communications Ltd.
 6.00% (b)........................       10,000        562,500
                                                   -----------
TEXTILE & APPAREL (3.8%)
Fieldcrest Cannon, Inc.
 $3.00, Series A..................       15,000        588,750
                                                   -----------
Total Preferred Stocks
 (Cost $5,312,216)................                   5,507,572
                                                   -----------
Total Convertible Securities
 (Cost $9,702,916)................                   9,953,885
                                                   -----------
U.S. GOVERNMENT (26.6%)
                                     PRINCIPAL
                                      AMOUNT
                                    -----------
UNITED STATES TREASURY NOTE
 (26.6%)
 8.875%, due 11/15/97.............  $ 4,000,000      4,107,480
                                                   -----------
Total U.S. Government
 (Cost $4,132,188)................                   4,107,480
                                                   -----------
COMMON STOCKS (3.7%)
                                      SHARES
                                    -----------
CHEMICALS (2.3%)
IMC Global, Inc. .................        9,000        352,125
                                                   -----------
ELECTRIC UTILITIES (0.3%)
Potomac Electric Power Co. .......        2,000         51,500
                                                   -----------
HEALTH CARE (1.1%)
Regency Health Services, Inc.
 (a)..............................       17,200        165,550
                                                   -----------
Total Common Stocks
 (Cost $542,468)..................                     569,175
                                                   -----------
PREFERRED STOCK (1.7%)

                                      SHARES          VALUE
                                    ----------------------
MINING (1.7%)
Freeport-McMoRan Copper & Gold,
 Inc.
 Series Silver (c2)(e)............       15,000    $   255,000
                                                   -----------
Total Preferred Stock
 (Cost $255,750)..................                     255,000
                                                   -----------
                          SHORT-TERM
                      INVESTMENT (2.9%)
                                     PRINCIPAL
                                      AMOUNT
                                    -----------
COMMERCIAL PAPER (2.9%)
American Express Credit Corp.
 6.55%, due 1/2/97................  $   448,000        448,000
                                                   -----------
Total Short-Term Investment
 (Cost $448,000)..................                     448,000
                                                   -----------
Total Investments
 (Cost $15,081,322) (h)...........         99.2%    15,333,540(i)
Cash and Other Assets, Less
 Liabilities......................          0.8        130,820
                                    -----------    -----------
Net Assets........................        100.0%   $15,464,360
                                    ============   ===========

------------
(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c1) Depository Shares--each share represents one-hundredth of a share of Series P preferred stock.
(c2) Depository Shares--each share represents 0.025 shares of silver denominated preferred stock.
(d) STRYPES--Structured Yield Product Exchangeable for Cox Communications, Inc. common stock.
(e)  Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(f) 25 Units--each unit reflects an interest in 1,000 Noncumulative Mandatory Convertible preference shares of the Fuji Bank, Limited. The preference shares are convertible into ordinary shares at an initial conversion price of Y(Japanese Yen) 2,002 per ordinary share at a future date.
(g)  Yankee bond.
(h) The cost stated also represents the aggregate cost for Federal income tax purposes.
(i) At December 31, 1996 net unrealized appreciation was $252,218, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $381,920 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $129,702.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
CONVERTIBLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $15,081,322)........   $ 15,333,540
  Cash...................................          2,177
  Receivables:
    Dividends and interest...............         90,394
    Fund shares sold.....................         55,640
    NYLIAC...............................          8,768
  Unamortized organization expense.......         43,683
                                             -----------
        Total assets.....................     15,534,202
                                             -----------
LIABILITIES:
  Payables:
    Organization.........................         41,000
    Adviser..............................          4,272
    Administrator........................          1,187
    Custodian............................            218
    Directors............................            150
  Accrued expenses.......................         23,015
                                             -----------
        Total liabilities................         69,842
                                             -----------
  Net assets applicable to outstanding
    shares...............................    $15,464,360
COMPOSITION OF NET ASSETS:                   ===========
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $     15,064
  Additional paid-in capital.............     15,189,934
  Accumulated undistributed net
    investment income....................          2,378
  Accumulated undistributed net realized
    gain on investments..................          4,766
  Net unrealized appreciation on
    investments..........................        252,218
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $ 15,464,360
                                            ============
  Shares of capital stock outstanding....      1,506,367
                                            ============
  Net asset value per share
    outstanding..........................   $      10.27
                                            ============

STATEMENT OF OPERATIONS
For the period October 1, 1996 (Commencement of
Operations) through December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends............................   $     33,132
    Interest.............................        142,602
                                            ------------
        Total income.....................        175,734
                                            ------------
  Expenses:
    Professional.........................         20,961
    Advisory.............................         10,776
    Administration.......................          5,986
    Amortization of organization
      expense............................          2,317
    Shareholder communication............          1,804
    Custodian............................          1,050
    Directors............................            150
    Miscellaneous........................            547
                                            ------------
        Total expenses before
          reimbursement..................         43,591
  Expense reimbursement from
    Administrator........................        (21,740)
                                            ------------
        Net expenses.....................         21,851
                                            ------------
  Net investment income..................        153,883
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......         31,320
  Net unrealized appreciation on
    investments..........................        252,218
                                            ------------
  Net realized and unrealized gain on
    investments..........................        283,538
                                            ------------
  Net increase in net assets resulting
    from operations......................   $    437,421
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the period October 1, 1996 (Commencement of Operations) through December 31, 1996

                                                                                                         1996
                                                                                                     ------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.........................................................................   $   153,883
    Net realized gain on investments..............................................................        31,320
    Net unrealized appreciation on investments....................................................       252,218
                                                                                                     ------------
    Net increase in net assets resulting from operations..........................................       437,421
                                                                                                     ------------
  Dividends and distributions to shareholders:
    From net investment income....................................................................      (153,822)
    From net realized gain on investments.........................................................       (26,554)
                                                                                                     ------------
      Total dividends and distributions to shareholders...........................................      (180,376)
                                                                                                     ------------
  Capital share transactions:
    Net proceeds from sale of shares..............................................................     5,079,116
    Net asset value of shares issued to shareholders in reinvestment of dividends and
     distributions................................................................................       180,376
                                                                                                     ------------
                                                                                                       5,259,492
    Cost of shares redeemed.......................................................................       (52,177)
                                                                                                     ------------
      Increase in net assets derived from capital share transactions..............................     5,207,315
                                                                                                     ------------
      Net increase in net assets..................................................................     5,464,360
NET ASSETS:
  Beginning of period.............................................................................    10,000,000
                                                                                                     ------------
  End of period...................................................................................   $15,464,360
                                                                                                     =============
  Accumulated undistributed net investment income.................................................   $     2,378
                                                                                                     =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                      OCTOBER 1,
                                                                                                       1996 (a)
                                                                                                       THROUGH
                                                                                                     DECEMBER 31,
                                                                                                         1996
                                                                                                     ------------
Net asset value at beginning of period............................................................   $     10.00
                                                                                                     ------------
Net investment income.............................................................................          0.10
Net realized and unrealized gain on investments...................................................          0.29
                                                                                                     ------------
Total from investment operations..................................................................          0.39
                                                                                                     ------------
Less dividends and distributions:
  From net investment income......................................................................         (0.10)
  From net realized gain on investments...........................................................         (0.02)
                                                                                                     ------------
Total dividends and distributions.................................................................         (0.12)
                                                                                                     ------------
Net asset value at end of period..................................................................   $     10.27
                                                                                                     =============
Total investment return (b).......................................................................          3.89%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...........................................................................          5.14%+
  Net expenses....................................................................................          0.73%+
  Expenses (before reimbursement).................................................................          1.46%+
Portfolio turnover rate...........................................................................            15%
Average commission rate paid......................................................................   $    0.0537
Net assets at end of period (in 000's)............................................................   $    15,464

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

LONG-TERM U.S. GOVERNMENT
& FEDERAL AGENCIES (98.2%)+
                                     PRINCIPAL
                                       AMOUNT         VALUE
                                     ---------------------
FEDERAL HOME LOAN
 MORTGAGE CORPORATION
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (2.2%)
 Series 1858 Class B
 6.00%, due 12/15/05...............  $  925,000    $   914,881
 Series 1783-A Class A
 8.00%, due 2/15/00................     685,108        700,311
                                                   ------------
                                                     1,615,192
                                                   ------------
FEDERAL HOME LOAN
 MORTGAGE CORPORATION
 GOLD (MORTGAGE PASS-
 THROUGH SECURITY) (0.7%)
 7.00%, due 12/1/01................     500,000        505,155
                                                   ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (3.2%)
 Series 1993-224 Class PD
 5.25%, due 8/25/15................   1,000,000        991,560
 Series 1993-93 Class C
 5.50%, due 2/25/06................   1,343,482      1,327,104
                                                   ------------
                                                     2,318,664
                                                   ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (19.1%)
 6.00%, due 11/1/23................   1,182,077      1,103,765
 6.00%, due 1/23/27
 ARM COFI TBA (b)(c)(d)............   1,500,000      1,492,500
 6.52%, due 12/1/03................     525,000        519,298
 6.595%, due 1/31/03
 TBA (b)...........................     525,000        521,414
 6.605%, due 2/25/07
 TBA (b)...........................     825,000        809,177
 6.765%, due 1/1/07................   1,100,000      1,090,870
 6.80%, due 1/31/04
 TBA (b)...........................     775,000        778,139
 6.83%, due 12/1/02
 TBA (b)...........................   1,015,000      1,011,062
 6.835%, due 1/22/07
 TBA (b)...........................   1,100,000      1,096,106
 7.00%, due 8/1/11-1/1/24..........   3,350,068      3,339,135
 9.00%, due 1/1/05-6/1/25..........   2,105,504      2,221,162
                                                   ------------
                                                    13,982,628
                                                   ------------

------------
+ Percentages indicated are based on Fund net assets.
                                     PRINCIPAL
                                       AMOUNT         VALUE
                                     -------------------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH
 SECURITIES) (12.6%)
 6.50%, due 7/15/23................  $  494,663    $   474,258
 8.00%, due 12/15/23...............   4,439,191      4,555,009
 9.50%, due 12/15/17-5/15/22.......   3,857,628      4,196,075
                                                   ------------
                                                     9,225,342
                                                   ------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION II
 (MORTGAGE PASS-THROUGH
 SECURITIES) (2.4%)
 6.50%, due 1/20/23-2/20/23
 ARM (c)...........................   1,106,412      1,128,243
 7.00%, due 11/20/21-11/20/22 ARM
 (c)...............................     625,757        638,868
                                                   ------------
                                                     1,767,111
                                                   ------------
UNITED STATES TREASURY BONDS
 (22.2%)
 6.25%, due 8/15/23................   3,545,000      3,323,437
 6.50%, due 11/15/26...............   5,125,000      5,029,726
 8.875%, due 8/15/17...............   3,425,000      4,230,423
 11.25%, due 2/15/15...............   2,450,000      3,617,964
                                                   ------------
                                                    16,201,550
                                                   ------------
UNITED STATES TREASURY NOTES
 (35.8%)
 5.50%, due 11/15/98...............   3,565,000      3,541,043
 5.625%, due 11/30/00..............   1,275,000      1,251,884
 6.375%, due 3/31/01...............   5,850,000      5,889,312
 6.375%, due 8/15/02...............   4,425,000      4,454,028
 6.50%, due 5/15/05................   4,875,000      4,907,760
 7.875%, due 11/15/99..............     650,000        680,979
 7.875%, due 11/15/04 (a)..........   1,150,000      1,254,938
 9.00%, due 5/15/98................   4,025,000      4,194,815
                                                   ------------
                                                    26,174,759
                                                   ------------
Total Long-Term U.S. Government
 & Federal Agencies
 (Cost $71,512,688)................                 71,790,401
                                                   ------------

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

SHORT-TERM
INVESTMENTS (7.9%)
                                     PRINCIPAL
                                       AMOUNT         VALUE
                                     ---------------------
COMMERCIAL PAPER (1.3%)
American Express Credit Corp.
 6.55%, due 1/2/97.................  $  945,000    $   945,000
                                                   ------------
FEDERAL AGENCY (6.6%)
Federal Home Loan Bank
 6.82%, due 1/14/97 (a)............   4,850,000      4,838,312
                                                   ------------
Total Short-Term Investments
 (Cost $5,787,866).................                  5,783,312
                                                   ------------
Total Investments
 (Cost $77,300,554) (e)............       106.1%    77,573,713(f)
Liabilities in Excess of
 Cash and Other Assets.............        (6.1)    (4,451,173)
                                     ----------    ------------
Net Assets.........................       100.0%   $73,122,540
                                     ==========    ============

------------
(a) Segregated or partially segregated as collateral for TBA.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) ARM--Adjustable Rate Mortgage. Resets monthly.
(d) COFI--Cost of Funds Indexed.
(e) The cost for Federal income tax purposes is $77,572,943.
(f) At December 31, 1996 net unrealized appreciation was $770, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $360,025 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $359,255.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
GOVERNMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $77,300,554)........   $ 77,573,713
  Cash...................................          2,128
  Receivables:
    Interest.............................        834,086
    Investment securities sold...........        445,628
    Fund shares sold.....................         89,523
  Other assets...........................            199
                                            ------------
        Total assets.....................     78,945,277
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      5,753,923
    Adviser..............................         18,494
    Administrator........................          6,165
    Custodian............................          3,728
    NYLIAC...............................          1,948
    Directors............................             31
  Accrued expenses.......................         38,448
                                            ------------
        Total liabilities................      5,822,737
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $ 73,122,540
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 50 million shares
    authorized...........................   $     76,234
  Additional paid-in capital.............     77,882,555
  Accumulated net realized loss on
    investments..........................     (5,109,408)
  Net unrealized appreciation on
    investments..........................        273,159
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $ 73,122,540
                                            ============
  Shares of capital stock outstanding....      7,623,425
                                            ============
  Net asset value per share
    outstanding..........................   $       9.59
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Interest.............................   $  5,111,317
                                            ------------
  Expenses:
    Advisory.............................        209,179
    Administration.......................        139,453
    Shareholder communication............         47,140
    Recordkeeping........................         45,657
    Professional.........................         28,059
    Custodian............................         18,166
    Portfolio pricing....................          3,417
    Directors............................          3,200
    Miscellaneous........................          2,492
                                            ------------
        Total expenses before
          reimbursement..................        496,763
  Expense reimbursement from
    Administrator........................        (29,596)
                                            ------------
        Net expenses.....................        467,167
                                            ------------
  Net investment income..................      4,644,150
                                            ------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
  Net realized loss on investments.......     (1,685,892)
  Net change in unrealized appreciation
    on investments.......................     (1,228,232)
                                            ------------
  Net realized and unrealized loss on
    investments..........................     (2,914,124)
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  1,730,026
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $  4,644,150    $  4,519,231
    Net realized gain (loss) on investments...........................................     (1,685,892)      1,575,754
    Net change in unrealized appreciation (depreciation) on investments...............     (1,228,232)      2,860,304
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      1,730,026       8,955,289
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................     (4,616,401)     (4,482,125)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     18,643,180      12,152,261
    Net asset value of shares issued to shareholders in reinvestment of dividends.....      4,616,401       4,482,125
                                                                                         ------------    ------------
                                                                                           23,259,581      16,634,386
    Cost of shares redeemed...........................................................    (12,063,044)    (17,936,046)
                                                                                         ------------    ------------
      Increase (decrease) in net assets derived from capital share transactions.......     11,196,537      (1,301,660)
                                                                                         ------------    ------------
      Net increase in net assets......................................................      8,310,162       3,171,504
NET ASSETS:
  Beginning of year...................................................................     64,812,378      61,640,874
                                                                                         ------------    ------------
  End of year.........................................................................   $ 73,122,540    $ 64,812,378
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           JANUARY 29,
                                                                                                             1993 (a)
                                                                                                             THROUGH
                                                                      YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                               1996            1995            1994            1993
                                                           -------------------------------------------------------
Net asset value at beginning of period..................   $      10.01    $       9.21    $      10.15    $     10.00
                                                           ------------    ------------    ------------    ------------
Net investment income...................................           0.65            0.75            0.75           0.82
Net realized and unrealized gain (loss) on
  investments...........................................          (0.42)           0.80           (0.94)         (0.25)
                                                           ------------    ------------    ------------    ------------
Total from investment operations........................           0.23            1.55           (0.19)          0.57
                                                           ------------    ------------    ------------    ------------
Less dividends:
  From net investment income............................          (0.65)          (0.75)          (0.75)         (0.42)
                                                           ------------    ------------    ------------    ------------
Net asset value at end of period........................   $       9.59    $      10.01    $       9.21    $     10.15
                                                            ===========     ===========     ===========    =============
Total investment return (b).............................           2.28%          16.72%          (1.84%)         5.63%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................           6.66%           7.80%           8.16%          8.46% +
  Net expenses..........................................           0.67%           0.67%           0.67%          0.67% +
  Expenses (before reimbursement).......................           0.71%           0.82%           0.87%          1.02% +
Portfolio turnover rate.................................            304%            592%            483%           501%
Net assets at end of period (in 000's)..................   $     73,123    $     64,812    $     61,641    $    46,766

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                         MAINSTAY VP SERIES FUND, INC.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

LONG-TERM BONDS (60.5%)+
CONVERTIBLE BONDS (4.8%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
CELLULAR TELEPHONE (1.3%)
United States Cellular Corp.
 (zero coupon), due 6/15/15......  $ 7,960,000    $  2,661,665
                                                  ------------
PUBLISHING (1.2%)
Hollinger, Inc., Series US
 (zero coupon), due 10/5/13
 (o).............................    7,030,000       2,486,862
                                                  ------------
TELECOMMUNICATION
 SERVICES (2.3%)
PLD Telekom, Inc.
 9.00%, due 6/1/06 (c)...........      500,000         500,000
Rogers Communications, Inc.
 (zero coupon), due 5/20/13
 (o).............................    6,100,000       2,379,000
Tele-Communications
 International, Inc.
 4.50%, due 2/15/06..............    2,500,000       1,868,750
                                                  ------------
                                                     4,747,750
                                                  ------------
Total Convertible Bonds
 (Cost $9,810,873)...............                    9,896,277
                                                  ------------
CORPORATE BONDS (44.2%)
AEROSPACE (1.2%)
K&F Industries, Inc.
 11.875%, due 12/1/03............       75,000          80,813
Sequa Corp.
 9.375%, due 12/15/03............    2,000,000       2,040,000
 9.625%, due 10/15/99............      400,000         412,000
                                                  ------------
                                                     2,532,813
                                                  ------------
AUTO PARTS (1.1%)
CSK Auto, Inc.
 11.00%, due 11/1/06 (c).........    1,600,000       1,680,000
Great Dane Holdings, Inc.
 12.75%, due 8/1/01..............      620,000         615,350
                                                  ------------
                                                     2,295,350
                                                  ------------
BUILDING MATERIALS (1.7%)
American Standard, Inc.
 (zero coupon), due 6/1/05
 10.50%, beginning 6/1/98........    3,000,000       2,790,000
Associated Materials, Inc.
 11.50%, due 8/15/03.............      650,000         666,250
                                                  ------------
                                                     3,456,250
                                                  ------------
BUILDINGS (1.9%)
Greystone Homes, Inc.
 10.75%, due 3/1/04..............    1,600,000       1,636,000
NVR, Inc.
 11.00%, due 4/15/03.............    2,200,000       2,310,000
                                                  ------------
                                                     3,946,000
                                                  ------------
------------
+ Percentages indicated are based on Fund net assets.
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
CABLE (2.6%)
American Telecasting, Inc.
 Series B
 (zero coupon), due 8/15/05
 14.50%, beginning 8/15/00.......  $ 2,142,000    $    771,120
Heartland Wireless
 Communications, Inc.
 14.00%, due 10/15/04 (c)........    1,670,000       1,732,625
United International Holdings,
 Inc.
 (zero coupon), due 11/15/99.....    2,400,000       1,728,000
 Series B
 (zero coupon), due 11/15/99.....    1,600,000       1,152,000
                                                  ------------
                                                     5,383,745
                                                  ------------
CASINOS (5.5%)
Argosy Gaming Co.
 13.25%, due 6/1/04..............    2,000,000       1,865,000
Casino America, Inc.
 12.50%, due 8/1/03..............    2,650,000       2,510,875
Casino Magic Finance Corp.
 11.50%, due 10/15/01............    2,000,000       1,810,000
El Comandante Capital Corp.
 11.75%, due 12/15/03............    2,900,000       2,813,000
Horseshoe Gaming LLC, Series B
 12.75%, due 9/30/00.............      500,000         542,500
President Riverboat Casinos, Inc.
 13.00%, due 9/15/01.............    2,000,000       1,670,000
                                                  ------------
                                                    11,211,375
                                                  ------------
CELLULAR TELEPHONE (1.0%)
Centennial Cellular Corp.
 8.875%, due 11/1/01.............    1,500,000       1,447,500
 10.125%, due 5/15/05............      500,000         503,750
PriCellular Wireless Corp.,
 Series B
 (zero coupon), due 11/15/01
 14.00%, beginning 11/15/97......       50,000          49,000
                                                  ------------
                                                     2,000,250
                                                  ------------
CHEMICALS (0.4%)
Uniroyal Chemical Co., Inc.
 9.00%, due 9/1/00...............      800,000         818,000
                                                  ------------
CHILD CARE SERVICES (0.5%)
La Petite Holdings Corp.
 9.625%, due 8/1/01..............    1,100,000       1,111,000
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (1.2%)
Unisys Corp.
 10.625%, due 10/1/99............    1,500,000       1,554,375
 11.75%, due 10/15/04............      750,000         800,625
                                                  ------------
                                                     2,355,000
                                                  ------------
CONSUMER DURABLES (0.4%)
Selmer Co., Inc.
 11.00%, due 5/15/05.............      650,000         706,875
                                                  ------------

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
ELECTRIC UTILITIES (1.2%)
Midland Funding Corp. I
 Series C-94
 10.33%, due 7/23/02.............  $ 1,784,382    $  1,900,367
Panda Funding Corp.
 11.625%, due 8/20/12 (c)........      600,000         621,000
                                                  ------------
                                                     2,521,367
                                                  ------------
EQUIPMENT FINANCING (1.2%)
Atlas Air, Inc.
 12.25%, due 12/1/02.............      650,000         724,750
GPA Delaware, Inc.
 8.75%, due 12/15/98.............    1,600,000       1,632,000
                                                  ------------
                                                     2,356,750
                                                  ------------
FOOD, BEVERAGES & TOBACCO (1.5%)
Great American Cookie Co.
 Series B
 10.875%, due 1/15/01............      450,000         411,750
National Tobacco Holding, LLC
 13.50%, due 5/17/03
 16.50%, beginning 6/1/01
 (e)(g)(q).......................    1,821,748       1,514,784
Penn Traffic Co.
 8.625%, due 12/15/03............      950,000         781,375
 11.50%, due 4/15/06.............      450,000         396,000
                                                  ------------
                                                     3,103,909
                                                  ------------
INDUSTRIAL (1.9%)
Monarch Marking Systems, Inc.
 12.50%, due 7/1/03..............    1,400,000       1,638,000
Newflo Corp., Series B
 13.25%, due 11/15/02............      350,000         387,187
Thermadyne Holdings Corp.
 10.75%, due 11/1/03.............    1,900,000       1,957,000
                                                  ------------
                                                     3,982,187
                                                  ------------
LEISURE (1.5%)
Bally's Health & Tennis Corp.
 13.00%, due 1/15/03.............    3,174,000       3,047,040
                                                  ------------
MACHINERY (1.1%)
Specialty Equipment Cos., Inc.
 11.375%, due 12/1/03............    2,000,000       2,185,000
                                                  ------------
MEDIA (4.6%)
Affiliated Newspaper Investments,
 Inc.
 (zero coupon), due 7/1/06
 13.25%, beginning 7/1/99........    1,000,000         820,000
Allbritton Communications Co.
 Series B
 9.75%, due 11/30/07.............    1,400,000       1,358,000
American Media, Inc.
 Series XW
 (zero coupon), due 5/15/97......      750,000         727,500
Comcast Cellular Corp.
 Series A
 (zero coupon), due 3/5/00.......    1,700,000       1,224,000

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
MEDIA (Continued)
Garden State Newspapers, Inc.
 12.00%, due 7/1/04..............  $   300,000    $    327,000
General Media, Inc.
 10.625%, due 12/31/00...........    1,600,000       1,368,000
Park Communications, Inc.
 Series B
 13.75%, due 5/15/04 (g).........    1,000,000       1,125,000
Park Newspapers, Inc.
 Series B
 11.875%, due 5/15/04............    1,000,000       1,175,000
Spanish Broadcasting System, Inc.
 7.50%, due 6/15/02
 12.50%, beginning 6/15/97.......      250,000         263,750
 12.75%, due 6/1/01 (c)(h)(m)....      926,718         926,718
                                                  ------------
                                                     9,314,968
                                                  ------------
PAPER & FOREST PRODUCTS (0.5%)
Gaylord Container Corp.
 11.50%, due 5/15/01.............      900,000         972,000
                                                  ------------
POLLUTION & RELATED (0.3%)
ICF Kaiser International, Inc.
 13.00%, due 12/31/03............      200,000         190,500
 13.00%, due 12/31/03 (t1).......          450         429,750
                                                  ------------
                                                       620,250
                                                  ------------
RECREATION & ENTERTAINMENT (1.9%)
Affinity Group, Inc.
 11.50%, due 10/15/03............    2,000,000       2,080,000
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05.............    2,100,000       1,540,875
Marvel Holdings, Inc.
 Series B
 (zero coupon), due 4/15/98
 (a)(l)(w).......................    2,055,000         308,250
                                                  ------------
                                                     3,929,125
                                                  ------------
RESTAURANTS & LODGING (1.7%)
American Restaurant Group, Inc.
 Series 93
 13.00%, due 9/15/98.............      167,252         153,872
AmeriKing, Inc.
 10.75%, due 12/1/06.............      650,000         672,750
Family Restaurant, Inc.
 9.75%, due 2/1/02...............    2,700,000       1,957,500
Flagstar Corp.
 10.875%, due 12/1/02............      800,000         730,000
                                                  ------------
                                                     3,514,122
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
RETAIL (1.4%)
Brylane L.P., Series B
 10.00%, due 9/1/03..............  $   200,000    $    206,000
Guitar Center Management Co.
 11.00%, due 7/1/06 (c)..........      250,000         265,000
IHF Holdings, Inc.
 Series B
 (zero coupon), due 11/15/04
 15.00%, beginning 11/15/99......    2,200,000       1,738,000
Petro PSC Properties L.P.
 12.50%, due 6/1/02..............      400,000         406,000
Waban, Inc.
 11.00%, due 5/15/04.............      250,000         277,500
                                                  ------------
                                                     2,892,500
                                                  ------------
STEEL, ALUMINUM & OTHER METALS
 (1.5%)
Easco Corp.
 Series B
 10.00%, due 3/15/01.............      800,000         814,000
UCAR Global Enterprises, Inc.
 Series B
 12.00%, due 1/15/05.............    2,000,000       2,305,000
                                                  ------------
                                                     3,119,000
                                                  ------------
TELECOMMUNICATION EQUIPMENT
 (2.5%)
Telex Communications, Inc.
 12.00%, due 7/15/04.............    4,680,000       5,171,400
                                                  ------------
TELECOMMUNICATION SERVICES (2.0%)
Microcell Telecommunications,
 Inc.
 Series B
 (zero coupon), due 6/1/06
 14.00%, beginning 12/1/01.......    1,700,000         947,750
Paging Network, Inc.
 11.75%, due 5/15/02.............    2,000,000       2,155,000
ProNet, Inc.
 11.875%, due 6/15/05............    1,050,000         989,625
                                                  ------------
                                                     4,092,375
                                                  ------------
TEXTILE & APPAREL (1.6%)
Hosiery Corp. of America, Inc.
 13.75%, due 8/1/02..............    3,029,000       3,347,045
                                                  ------------
UTILITIES (0.3%)
Consolidated Hydro, Inc.
 Series B
 (zero coupon), due 7/15/03
 12.00%, beginning 7/15/98.......    1,575,000         551,250
                                                  ------------
Total Corporate Bonds
 (Cost $87,085,618)..............                   90,536,946
                                                  ------------

U.S. GOVERNMENT &
FEDERAL AGENCY (2.7%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (2.6%)
 Series B
 12.00%, due 6/26/98.............  $ 5,000,000    $  5,422,650
                                                  ------------
UNITED STATES TREASURY NOTE
 (0.1%)
 9.125%, due 5/15/99.............      100,000         106,859
                                                  ------------
Total U.S. Government &
 Federal Agency
 (Cost $5,628,661)...............                    5,529,509
                                                  ------------
YANKEE BONDS (8.8%)
CABLE (1.5%)
Australis Holdings Property Ltd.
 (zero coupon), due 11/1/02
 15.00%, beginning 11/1/00
 (c)(t2).........................        2,000       1,150,000
TeleWest, PLC
 (zero coupon), due 10/1/07
 11.00%, beginning 10/1/00.......    2,600,000       1,813,500
                                                  ------------
                                                     2,963,500
                                                  ------------
CELLULAR TELEPHONE (1.2%)
Millicom International Cellular,
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01........    1,200,000         744,000
Occidente y Caribe Celular, S.A.
 (zero coupon), due 3/15/04
 14.00%, beginning 3/15/01 (c)...    3,000,000       1,785,000
                                                  ------------
                                                     2,529,000
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (0.6%)
International Semi-Technology
 Microelectronics, Inc.
 (zero coupon), due 8/15/03
 11.50%, beginning 8/15/00.......    2,000,000       1,310,000
                                                  ------------
MEDIA (3.5%)
Grupo Televisa, S.A.
 (zero coupon), due 5/15/08
 13.25%, beginning 5/15/01.......      600,000         396,000
Kabelmedia Holding GmbH
 (zero coupon), due 8/1/06
 13.625%, beginning 8/1/01.......    3,300,000       1,856,250
Le Groupe Videotron Ltee
 10.625%, due 2/15/05............    3,900,000       4,290,000
Videotron Ltee
 10.25%, due 10/15/02............      500,000         531,250
                                                  ------------
                                                     7,073,500
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

YANKEE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
PAPER & FOREST PRODUCTS (0.8%)
FSW International Finance Co.
 12.50%, due 11/1/06 (c).........  $ 1,500,000    $  1,590,000
                                                  ------------
REAL ESTATE (0.4%)
Trizec Finance Ltd.
 10.875%, due 10/15/05...........      800,000         888,000
                                                  ------------
TELECOMMUNICATION SERVICES (0.8%)
Clearnet Communications, Inc.
 (zero coupon), due 12/15/05
 14.75%, beginning 12/15/00......    2,650,000       1,656,250
                                                  ------------
Total Yankee Bonds
 (Cost $17,146,443)..............                   18,010,250
                                                  ------------
Total Long-Term Bonds
 (Cost $119,671,595).............                  123,972,982
                                                  ------------

COMMON STOCKS (6.2%)
                                     SHARES
                                   -----------
BUILDINGS (0.3%)
NVR, Inc. (a)....................       40,000         520,000
                                                  ------------
CABLE (0.7%)
United International Holdings,
 Inc.
 Class A (a).....................      122,000       1,494,500
                                                  ------------
CASINOS (0.9%)
Casino America, Inc. (a).........        7,053          22,481
Colorado Gaming & Entertainment
 Co. (a).........................       12,488          62,440
Grand Casinos, Inc. (a)..........       59,200         799,200
Station Casinos, Inc. (a)........       92,000         931,500
                                                  ------------
                                                     1,815,621
                                                  ------------
CHEMICALS (0.0%) (b)
Millennium Chemicals, Inc. (a)...        2,464          43,736
                                                  ------------
CONGLOMERATES (0.1%)
Hanson, PLC ADR (d)..............       34,500         232,875
                                                  ------------
FOOD, BEVERAGES & TOBACCO (0.4%)
Imperial Tobacco Group, PLC ADR
 (a)(d)..........................        8,625         111,290
RJR Nabisco Holdings Corp. ......       22,300         758,200
                                                  ------------
                                                       869,490
                                                  ------------
GAS UTILITIES (0.5%)
UGI Corp. .......................       46,200       1,033,725
                                                  ------------
                                     SHARES          VALUE
                                   -----------------------
MEDIA (1.2%)
Comcast Corp., Class A...........       69,500    $  1,224,938
Le Groupe Videotron Ltee (v).....       69,000         578,901
Matav-Cable Systems Media Ltd.
 ADR (a)(d)......................       24,500         382,813
Metromedia International Group
 Inc. (a)........................       32,400         319,950
                                                  ------------
                                                     2,506,602
                                                  ------------
RECREATION & ENTERTAINMENT (0.1%)
Steinway Musical Instruments,
 Inc. (a)........................        4,100          71,238
                                                  ------------
RESTAURANTS & LODGING (0.4%)
Bob Evans Farms, Inc. ...........       10,000         135,000
Lone Star Steakhouse &
 Saloon, Inc. (a)................       22,000         588,500
                                                  ------------
                                                       723,500
                                                  ------------
RETAIL (0.1%)
Claire's Stores, Inc. ...........       20,000         262,500
                                                  ------------
STEEL, ALUMINUM & OTHER METALS
 (0.1%)
Ryerson Tull, Inc., Class A
 (a).............................       19,500         263,250
                                                  ------------
TELECOMMUNICATION SERVICES (1.4%)
AirTouch Communications, Inc.
 (a).............................       83,000       2,095,750
Clearnet Communications, Inc.
 Class A (a).....................       20,000         220,000
Paging Network, Inc. (a).........       23,100         352,275
Rogers Communications, Inc. Class
 B (a)(v)........................       30,000         218,866
                                                  ------------
                                                     2,886,891
                                                  ------------
TEXTILE & APPAREL (0.0%) (b)
Hosiery Corp. of America, Inc.
 (a).............................          500           3,000
                                                  ------------
Total Common Stocks
 (Cost $12,756,816)..............                   12,726,928
                                                  ------------
PREFERRED STOCKS (3.0%)
CABLE (0.3%)
TCI Pacific Communications, Inc.
 5.00% (p).......................        7,500         685,312
                                                  ------------
CASINOS (0.2%)
Station Casinos, Inc.
 7.00% (p).......................        9,500         454,813
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

PREFERRED STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   -----------------------
DRUGS (0.7%)
ICN Pharmaceuticals, Inc. Series
 B (c)(g)(p).....................        1,500    $  1,500,000
                                                  ------------
EQUIPMENT FINANCING (0.2%)
GPA Group, PLC (a)(q)............    1,000,000         440,000
                                                  ------------
FOOD, BEVERAGES & TOBACCO (0.1%)
National Tobacco Holding, LLC
 14.50% (e)(h)(i)(q).............      242,903         138,236
                                                  ------------
MEDIA (1.0%)
Paxson Communications Corp.
 12.50% (h)......................        1,000         945,000
Spanish Broadcasting System, Inc.
 Series A (c)(h).................          994         984,060
                                                  ------------
                                                     1,929,060
                                                  ------------
TELECOMMUNICATION SERVICES (0.5%)
K-III Communications Corp.
 10.00%, Series D................       10,000         980,000
                                                  ------------
Total Preferred Stocks
 (Cost $5,944,126)...............                    6,127,421
                                                  ------------
WARRANTS (0.6%)
CELLULAR TELEPHONE (0.0%) (b)
Occidente y Caribe Celular, S.A.
 expire 3/15/04 (a)(c)...........       12,000             120
                                                  ------------
DOMESTIC OIL & GAS (0.1%)
TransAmerican Refining Corp.
 expire 2/15/02 (a)..............       30,000          75,000
                                                  ------------
FOOD, BEVERAGES & TOBACCO (0.3%)
Cookies USA, Inc.
 expire 1/15/01 (a)(c)...........           81             810
National Tobacco Holding, LLC
 Class A
 expire 5/17/06 (a)(e)(j)(q).....      617,283         617,283
 expire 5/17/06 (a)(e)(k)(q).....       79,410               0(u)
                                                  ------------
                                                       618,093
                                                  ------------

                                     SHARES          VALUE
                                   -----------------------
MEDIA (0.2%)
General Media, Inc.
 expire 12/21/00 (a).............          900    $      4,500
Park Communications, Inc. (a)....       10,000         205,000
Spanish Broadcasting System, Inc.
 expire 6/29/99 (a)(c)...........        1,100         198,000
                                                  ------------
                                                       407,500
                                                  ------------
POLLUTION & RELATED (0.0%) (b)
ICF Kaiser International, Inc.
 expire 12/31/98 (a).............          960             360
                                                  ------------
RETAIL (0.0%) (b)
Petro PSC Properties L.P.
 expire 6/1/97 (a)...............          400          20,400
                                                  ------------
TELECOMMUNICATION SERVICES (0.0%)
 (b)
Microcell Telecommunications,
 Inc.
 expire 6/1/06 (a)(c)............        6,800          47,600
 expire 6/1/06 (a)(c)(n).........        6,800           1,700
                                                  ------------
                                                        49,300
                                                  ------------
Total Warrants
 (Cost $905,932).................                    1,170,773
                                                  ------------
PURCHASED PUT OPTION (0.0%) (B)
                                    NOTIONAL
                                    PRINCIPAL
                                     AMOUNT
                                    ----------
FOOD, BEVERAGES & TOBACCO (0.0%)
 (b)
Underlying security
 RJR Nabisco, Inc.
 8.75%, due 8/15/05
 expire 10/6/97 (f)..............  $ 2,000,000          12,000
                                                  ------------
Total Purchased Put Option
 (Cost $40,000)..................                       12,000
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

SHORT-TERM
INVESTMENTS (28.8%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                       -----------------------
SHORT-TERM BOND (0.9%)
RETAIL (0.9%)
Cosmar Corp.
 11.50%, due 12/4/97
 (c)(g)(m)(q)....................  $ 1,800,000    $  1,800,000
                                                  ------------
U.S. GOVERNMENT (27.9%)
United States Treasury Note
 8.50%, due 4/15/97..............   56,775,000      57,271,781
                                                  ------------
Total Short-Term Investments
 (Cost $59,299,138)..............                   59,071,781
                                                  ------------
Total Investments
 (Cost $198,617,607) (r).........         99.1%    203,081,885(s)
Cash and Other Assets,
 Less Liabilities................          0.9       1,919,150
                                   -----------    ------------
Net Assets.......................        100.0%   $205,001,035
                                   =============  ==============

------------
(a)  Non-income producing securities.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  ADR--American Depository Receipt.
(e)  Fair valued securities. Aggregate at 1.10% of net assets.
(f) Purchased put option is based on spread between the risk/duration of RJR Nabisco, Inc., 8.75% Note due 8/15/05, multiplied by the yield on the RJR Nabisco bond less the yield on the U.S. Treasury Bond 6.50%, due 8/15/05, less 3.50%, multiplied by the notional principal.
(g) CIK ("Cash in Kind") interest or dividend payment is made with cash or additional securities.
(h) PIK ("Payment in Kind") interest or dividend payment is made with additional securities.
(i) The 8.89% preferred membership interest entitles the Fund to a Payment in Kind dividend of 14.50% for the first five years beginning June 30, 1996 and 17.50% for the sixth and seventh year.
(j) The warrants entitle the Fund to 3.4545% of the voting rights and dividend payments.
(k) The redeemable warrants can be redeemed by National Tobacco Corp. for nominal consideration during the first five years, only on a pro-rata basis with prepayment of the subordinated notes.
(l)  Issue in default.
(m)  Floating rate. Rate shown is the rate in effect at December 31, 1996.
(n)  Conditional warrants.
(o)  Yankee bond.
(p)  Convertible preferred stock.
(q)  Restricted securities.
(r)  The cost for Federal income tax purposes is $198,840,632.
(s) At December 31, 1996 net unrealized appreciation was $4,241,253, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,168,119 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,926,866.
(t1) 450 Units--each unit reflects $1,000 principal amount of 13.00% Senior Subordinated Notes, plus 7 warrants to acquire 1 share of common stock at $2.30 per share at a future date.
(t2) 2,000 Units--each unit reflects $1,000 principal amount of 15.00% Senior Discounted Notes, plus 1 warrant to acquire 186.527 shares of Australis Media common stock at $0.20 per share at a future date.
(u)  Security has no value.
(v)  Canadian security.
(w)  Issuer in bankruptcy.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
HIGH YIELD CORPORATE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $198,617,607).......   $203,081,885
  Receivables:
    Dividends and interest...............      3,663,250
    Fund shares sold.....................      1,200,477
  Other assets...........................            213
        Total assets.....................    207,945,825
LIABILITIES:
  Payables:
    Investment securities purchased......      2,779,009
    Adviser..............................         49,200
    NYLIAC...............................         29,530
    Administrator........................         16,400
    Custodian............................         14,638
    Organization.........................            480
    Directors............................             65
  Accrued expenses.......................         55,468
        Total liabilities................      2,944,790
  Net assets applicable to outstanding
    shares...............................   $205,001,035
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    176,556
  Additional paid-in capital.............    198,929,364
  Accumulated undistributed net
    investment income....................         50,573
  Accumulated undistributed net realized
    gain on investments..................      1,380,264
  Net unrealized appreciation on
    investments..........................      4,464,278
  Net assets applicable to outstanding
    shares...............................   $205,001,035
  Shares of capital stock outstanding....     17,655,632
  Net asset value per share
    outstanding..........................   $      11.61

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $    306,663
    Interest.............................     10,189,398
                                            ------------
        Total income.....................     10,496,061
                                            ------------
  Expenses:
    Advisory.............................        340,200
    Administration.......................        226,800
    Shareholder communication............        100,440
    Recordkeeping........................         64,607
    Professional.........................         53,699
    Custodian............................          9,153
    Directors............................          4,156
    Portfolio pricing....................          4,062
    Amortization of organization
      expense............................          3,871
    Miscellaneous........................          1,982
                                            ------------
        Total expenses before
          reimbursement..................        808,970
  Expense reimbursement from
    Administrator........................        (49,190)
                                            ------------
        Net expenses.....................        759,780
                                            ------------
  Net investment income..................      9,736,281
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......      4,084,739
  Net change in unrealized appreciation
    on investments.......................      3,943,445
                                            ------------
  Net realized and unrealized gain on
    investments..........................      8,028,184
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 17,764,465
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $1,850.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1996
and the period May 1, 1995 (Commencement of Operations) through December 31, 1995

                                                                                         1996            1995
                                                                                     ----------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.........................................................   $ 9,736,281     $ 1,500,585
    Net realized gain on investments..............................................     4,084,739         172,097
    Net change in unrealized appreciation on investments..........................     3,943,445         520,833
                                                                                     ------------    ------------
    Net increase in net assets resulting from operations..........................    17,764,465       2,193,515
                                                                                     ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income....................................................    (9,685,708)     (1,500,585)
    From net realized gain on investments.........................................    (2,622,325)       (172,097)
    In excess of net realized gain on investments.................................            --         (89,526)
                                                                                     ------------    ------------
      Total dividends and distributions to shareholders...........................   (12,308,033)     (1,762,208)
                                                                                     ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..............................................   146,492,029      31,553,312
    Net asset value of shares issued to shareholders in reinvestment of dividends
     and distributions............................................................    12,308,033       1,762,208
                                                                                     ------------    ------------
                                                                                     158,800,062      33,315,520
    Cost of shares redeemed.......................................................    (2,569,930)       (432,356)
                                                                                     ------------    ------------
      Increase in net assets derived from capital share transactions..............   156,230,132      32,883,164
                                                                                     ------------    ------------
      Net increase in net assets..................................................   161,686,564      33,314,471
NET ASSETS:
  Beginning of period.............................................................    43,314,471      10,000,000
                                                                                     ------------    ------------
  End of period...................................................................   $205,001,035    $43,314,471
                                                                                     =============   =============
  Accumulated undistributed net investment income.................................   $    50,573     $        --
                                                                                     =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                        MAY 1,
                                                                                         YEAR          1995 (a)
                                                                                        ENDED          THROUGH
                                                                                     DECEMBER 31,    DECEMBER 31,
                                                                                         1996            1995
                                                                                     ----------------------------
Net asset value at beginning of period............................................   $     10.55     $     10.00
                                                                                     ------------    ------------
Net investment income.............................................................          0.59            0.37
Net realized and unrealized gain on investments...................................          1.22            0.61
                                                                                     ------------    ------------
Total from investment operations..................................................          1.81            0.98
                                                                                     ------------    ------------
Less dividends and distributions:
  From net investment income......................................................         (0.59)          (0.37)
  From net realized gain on investments...........................................         (0.16)          (0.04)
  In excess of net realized gain on investments...................................            --           (0.02)
                                                                                     ------------    ------------
Total dividends and distributions.................................................         (0.75)          (0.43)
                                                                                     ------------    ------------
Net asset value at end of period..................................................   $     11.61     $     10.55
                                                                                     =============   =============
Total investment return (b).......................................................         17.16%          10.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...........................................................          8.59%          10.02% +
  Net expenses....................................................................          0.67%           0.67% +
  Expenses (before reimbursement).................................................          0.71%           1.25% +
Portfolio turnover rate...........................................................           149%             95%
Average commission rate paid......................................................   $    0.0613             (c)
Net assets at end of period (in 000's)............................................   $   205,001     $    43,314

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                         MAINSTAY VP SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

                    COMMON STOCKS (90.2%)+
                                       SHARES         VALUE
                                     ---------------------
AUSTRALIA (4.6%)
Amcor, Ltd. (forest products &
 paper)............................      13,000    $   83,532
Boral, Ltd. (building materials &
 components).......................      22,100        62,840
Brambles Industries, Ltd. (business
 & public services)................       4,300        83,846
Broken Hill Proprietary Co., Ltd.
 (energy sources)..................      24,900       354,403
Coles Myer, Ltd. (merchandising)...      24,470       100,675
CRA, Ltd. (metals-nonferrous)......       3,225        50,589
CSR, Ltd. (multi-industry).........      19,200        67,099
Foster's Brewing Group, Ltd.
 (beverages & tobacco).............      28,920        58,573
Mount Isa Mines Holdings, Ltd.
 (metals-nonferrous)...............      22,461        31,398
National Australia Bank, Ltd.
 (banking).........................      23,120       271,775
News Corp., Ltd. (broadcasting &
 publishing).......................      17,039        89,861
Pacific Dunlop, Ltd.
 (multi-industry)..................      27,400        69,640
Santos, Ltd. (energy sources)......      15,500        62,786
Westpac Banking Corp., Ltd.
 (banking).........................      19,400       110,325
WMC, Ltd. (metals-nonferrous)......      14,600        91,957
                                                   -----------
                                                    1,589,299
                                                   -----------
AUSTRIA (3.2%)
Austrian Airlines Oesterreichische
 Luftverkehrs AG (transportation-
 airlines) (a).....................         150        22,833
Bank Austria AG (banking)..........       2,950       217,722
Creditanstalt-Bankverein Stamm AG
 (banking).........................       2,050       138,627
EA-Generali AG (insurance).........         350       103,326
Flughafen Wien AG (transportation-
 airlines).........................       1,200        61,110
Oesterreichische Brau-Beteiligungs
 AG (beverages & tobacco)..........         750        50,856
OMV AG (energy sources)............       1,650       185,861
Verbundgesellschaft-Oesterreichische
 Elektrizitatswirtschafts AG Class
 A (utilities-electrical & gas)....       1,350       100,943
Voest-Alpine Technologie AG
 (machinery & engineering).........         850       133,269
Wienerberger Baustoffindustrie AG
 (building materials &
 components).......................         500        96,868
                                                   -----------
                                                    1,111,415
                                                   -----------
FRANCE (9.9%)
Alcatel Alsthom, SA (electrical &
 electronics)......................       1,348       108,073
AXA, SA (insurance)................       2,493       158,248
Carrefour, SA (merchandising)......         515       334,434
Compagnie de Saint Gobain, SA
 (miscellaneous-materials &
 commodities)......................       1,521       214,747

------------
+ Percentages indicated are based on Fund net assets.

                                       SHARES         VALUE
                                     ----------------------
FRANCE (Continued)
Compagnie de Suez, SA (banking)....       2,112    $   89,619
Compagnie Financiere de Paribas, SA
 Class A (banking).................       1,451        97,938
Compagnie Generale des Eaux, SA
 (business & public services)......       1,337       165,365
Elf Aquitaine, SA (energy
 sources)..........................       2,212       200,958
Eridania Beghin-Say, SA (food &
 household products)...............         550        88,339
Groupe Danone, SA (food & household
 products).........................       1,086       151,032
Havas, SA (business & public
 services).........................       1,311        91,792
Lafarge, SA (building materials &
 components).......................         860        51,497
L'Air Liquide, SA (chemicals)......       1,423       221,713
L'Oreal, SA (health & personal
 care).............................         737       277,009
LVMH (Moet Hennessy Louis Vuitton),
 SA (beverages & tobacco)..........       1,070       298,231
Lyonnaise des Eaux, SA
 (multi-industry)..................       1,187       110,258
Michelin (CGDE), SA Class B (tire &
 rubber)...........................       1,253        67,510
Pernod-Ricard, SA (beverages &
 tobacco)..........................         430        23,738
Pinault-Printemps-Redoute, SA
 (building materials &
 components).......................         250        98,966
PSA Peugeot, SA (automobiles)......         150        16,850
Rhone-Poulenc, SA Class A
 (chemicals).......................       1,468        49,952
Schneider, SA (machinery &
 engineering)......................       1,567        72,310
Societe Generale, SA (banking).....       1,134       122,371
Thomson CSF, SA (aerospace &
 military technology)..............       3,047        98,641
Total, SA Class B (energy
 sources)..........................       2,584       209,752
                                                   -----------
                                                    3,419,343
                                                   -----------
GERMANY (8.9%)
Allianz AG Holding (insurance).....         250       454,218
BASF AG (chemicals)................       8,650       332,729
Bayer AG (chemicals)...............       9,150       372,861
Daimler-Benz AG (automobiles)
 (a)...............................       2,000       137,563
Deutsche Bank AG (banking).........       3,200       149,295
Deutsche Telekom AG
 (telecommunications) (a)..........      19,550       411,650
Dresdner Bank AG (banking).........       9,850       294,648
Karstadt AG (merchandising)........          50        16,871
Linde AG (machinery &
 engineering)......................          50        30,498
Mannesmann AG (machinery &
 engineering)......................          50        21,640
Preussag AG (multi-industry).......          50        11,307
RWE AG (utilities-electrical &
 gas)..............................         500        21,154
Siemens AG (electrical &
 electronics)......................      11,700       550,415
Thyssen AG (metals-steel)..........          50         8,857
VEBA AG (utilities-electrical &
 gas)..............................       3,200       184,802
Viag AG (multi-industry)...........         150        58,789
Volkswagen AG (automobiles)........          50        20,764
                                                   -----------
                                                    3,078,061
                                                   -----------

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                  COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                     ---------------------
HONG KONG (3.9%)
Cheung Kong (Holdings), Ltd. (real
 estate)...........................      21,000    $  186,652
China Light & Power Co., Ltd.
 (utilities-electrical & gas)......      38,500       171,222
Hang Seng Bank, Ltd. (banking).....      12,400       150,692
Hong Kong Telecommunications, Ltd.
 (telecommunications)..............     126,800       204,094
Hutchison Whampoa, Ltd. (multi-
 industry).........................      24,000       188,495
Sun Hung Kai Properties, Ltd. (real
 estate)...........................      16,000       195,993
Swire Pacific, Ltd. Class A (multi-
 industry).........................      25,500       243,133
                                                   -----------
                                                    1,340,281
                                                   -----------
ITALY (6.2%)
Assicurazioni Generali S.p.A.
 (insurance).......................      11,880       224,740
Banca Commerciale Italiana S.p.A.
 (banking).........................      28,000        50,850
Benetton Group S.p.A. (textile &
 apparel)..........................       4,000        50,508
Credito Italiano S.p.A.
 (banking).........................      12,000        13,155
Edison S.p.A. (energy sources).....       4,000        25,267
Ente Nazionale Idrocarburi S.p.A.
 (energy sources)..................     118,000       604,459
Fiat S.p.A. (automobiles)..........      38,000       114,768
Fiat S.p.A. di Risp
 (automobiles).....................       6,000        10,502
Istituto Bancario San Paolo di
 Torino S.p.A. (banking)...........      23,000       140,746
Istituto Nazionale delle
 Assicurazioni S.p.A.
 (insurance).......................      72,000        93,615
Italgas S.p.A.
 (utilities-electrical & gas)......       5,000        20,842
Mediobanca S.p.A. (financial
 services).........................      10,000        53,857
Montedison S.p.A. (multi-industry)
 (a)...............................      22,940        15,608
Olivetti Group S.p.A. (data
 processing & reproduction) (a)....      30,000        10,561
Parmalat Finanziaria S.p.A. (food &
 household products)...............      35,000        53,430
Pirelli S.p.A. (industrial
 components).......................      26,000        48,159
Riunione Adriatica di Sicurta
 S.p.A. (insurance)................       5,200        48,416
Sirti S.p.A.
 (telecommunications)..............       3,000        18,161
Telecom Italia S.p.A.
 (telecommunications)..............     108,000       279,992
Telecom Italia S.p.A. di Risp
 (telecommunications)..............       8,000        15,581
Telecom Italia Mobile S.p.A.
 (telecommunications)..............      91,000       229,632
Telecom Italia Mobile S.p.A. di
 Risp (telecommunications).........       6,000         8,547
                                                   -----------
                                                    2,131,396
                                                   -----------
JAPAN (29.3%)
Ajinomoto Co., Inc. (food &
 household products) (b)...........       3,000        30,497
Asahi Bank, Ltd. (banking) (b).....      17,000       150,849
Asahi Chemical Industry Co., Ltd.
 (chemicals) (b)...................      19,000       107,377

                                       SHARES         VALUE
                                     ---------------------
JAPAN (Continued)
Asahi Glass Co., Ltd.
 (miscellaneous-materials &
 components) (b)...................      10,000    $   93,903
Bank of Tokyo-Mitsubishi, Ltd.
 (banking) (b).....................       4,000        74,089
Bridgestone Corp. (industrial
 components) (b)...................       3,000        56,859
Canon, Inc. (recreation & other
 consumer goods) (b)...............       8,000       176,435
Chiba Bank, Ltd. (banking) (b).....       6,000        40,835
Dai Nippon Printing Co., Ltd.
 (business & public services)
 (b)...............................       5,000        87,442
Daiei, Inc. (merchandising) (b)....      10,000        76,243
Daiwa House Industry Co., Ltd.
 (construction & housing) (b)......      13,000       166,872
Denso Corp. (industrial
 components).......................       8,000       192,287
Fanuc, Ltd. (electronic components
 & instruments) (b)................       2,000        63,923
Fuji Bank, Ltd. (banking) (b)......      16,000       232,950
Fuji Photo Film, Ltd. (recreation &
 other consumer goods).............       2,000        65,819
Fujitsu, Ltd. (data processing &
 reproduction).....................      11,000       102,346
Furukawa Electric Co. (industrial
 components).......................      15,000        70,944
Hankyu Corp. (transportation-road &
 rail).............................       3,000        14,861
Hitachi Corp., Ltd. (electrical &
 electronics)......................      20,000       186,084
Honda Motor Co., Ltd.
 (automobiles).....................       6,000       171,094
Industrial Bank of Japan, Ltd.
 (banking).........................      19,000       329,007
Ito-Yokado Co., Ltd.
 (merchandising)...................       3,000       130,259
Itochu Corp. (wholesale &
 international trade)..............      30,000       160,756
Japan Airlines Co. (transportation-
 airlines) (a).....................       9,000        47,684
Japan Energy Corp. (energy
 sources)..........................      28,000        75,984
Joyo Bank (banking)................       3,000        18,040
Kajima Corp. (construction &
 housing)..........................       2,000        14,266
Kansai Electric Power Co., Inc.
 (utilities-electrical & gas)......       3,000        62,028
Kao Corp. (food & household
 products).........................      20,000       232,605
Kawasaki Steel Corp.
 (metals-steel)....................       6,000        17,213
Kinki Nippon Railway Co., Ltd.
 (transportation-road & rail)......       7,000        43,600
Kirin Brewery Co., Ltd. (beverages
 & tobacco)........................      11,000       108,032
Komatsu, Ltd. (machinery &
 engineering)......................      10,000        81,842
Kubota Corp. (machinery &
 engineering)......................      35,000       168,552
Marubeni Corp. (wholesale &
 international trade)..............      17,000        72,935
Marui Co., Ltd. (merchandising)....       2,000        36,011
Matsushita Electric Industrial Co.,
 Ltd. (appliances & household
 durables).........................       8,000       130,259

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                  COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                     ---------------------
JAPAN (Continued)
Mitsubishi Chemical Corp.
 (chemicals).......................      10,000    $   32,306
Mitsubishi Corp.
 (multi-industry)..................       5,000        51,690
Mitsubishi Electric Corp.
 (electrical & electronics)........      35,000       208,052
Mitsubishi Estate Co., Ltd.
 (construction & housing)..........       3,000        30,756
Mitsubishi Heavy Industries, Ltd.
 (machinery & engineering).........      71,000       562,732
Mitsubishi Trust & Banking Co.
 (financial services)..............      13,000       173,592
Mitsui Engineering & Shipbuilding
 Co., Ltd. (machinery &
 engineering) (a)..................      21,000        42,696
Mitsui Fudosan Co. (construction &
 housing)..........................       6,000        59,960
Mitsui Marine & Fire Insurance Co.,
 Ltd. (insurance)..................      15,000        80,507
Mitsui Trust & Banking Co.
 (financial services)..............       3,000        23,390
Mitsukoshi, Ltd. (merchandising)...       3,000        21,245
NEC Corp. (electrical &
 electronics)......................       8,000        96,488
Nippon Express Co., Ltd.
 (transportation-road & rail)......      28,000       191,529
Nippon Oil Co., Ltd. (energy
 sources)..........................       8,000        41,007
Nippon Paper Industries Co. (forest
 products & paper).................       6,000        27,913
Nippon Steel Corp.
 (metals-steel)....................      70,000       206,243
Nippon Yusen Kabushiki Kaisha
 (transportation-shipping).........       5,000        22,571
Nissan Motor Co., Ltd.
 (automobiles).....................      27,000       156,311
NKK Corp. (metals-steel) (a).......      58,000       130,414
Nomura Securities Co., Ltd.
 (financial services)..............      17,000       254,832
Obayashi Corp. (construction &
 housing)..........................       5,000        33,685
Oji Paper Co., Ltd. (forest
 products & paper).................       2,000        12,630
Osaka Gas Co. (utilities-electrical
 & gas)............................       6,000        16,386
Sakura Bank, Ltd. (banking)........      18,000       128,398
Sankyo Co., Ltd. (health & personal
 care).............................       2,000        56,514
Sanyo Electric Co., Ltd.
 (appliances & household
 durables).........................       6,000        24,811
Sekisui Chemical Co. (building
 materials & components)...........       2,000        20,159
Sekisui House, Ltd. (construction &
 housing)..........................       2,000        20,331
Sharp Corp. (appliances & household
 durables).........................       5,000        71,074
Shimizu Corp. (construction &
 housing)..........................       4,000        29,808
Shiseido Co., Ltd. (health &
 personal care)....................       8,000        92,353
Sony Corp. (appliances & household
 durables).........................       4,000       261,551
Sumitomo Bank, Ltd. (banking)......      14,000       201,419
Sumitomo Chemical Co.
 (chemicals).......................       6,000        23,726

                                       SHARES         VALUE
                                     ---------------------
JAPAN (Continued)
Sumitomo Corp. (wholesale &
 international trade)..............      14,000    $  110,117
Sumitomo Electric Industries
 (industrial components)...........      12,000       167,476
Sumitomo Marine & Fire Insurance
 Co. (insurance)...................       7,000        43,420
Sumitomo Metal Industries, Ltd.
 (metals-steel)....................       8,000        19,642
Sumitomo Metal Mining Co. (metals-
 nonferrous).......................       4,000        26,913
Taisei Corp. (construction &
 housing)..........................      19,000        98,211
Taisho Pharmaceutical Co. (health &
 personal care)....................       1,000        23,519
Takeda Chemical Industries, Ltd.
 (health & personal care)..........       6,000       125,607
Teijin, Ltd. (chemicals)...........     102,000       444,637
Tobu Railway Co., Ltd.
 (transportation-road & rail)......      14,000        68,386
Tohoku Electric Power (utilities-
 electrical & gas).................       1,000        19,814
Tokai Bank (banking)...............      11,000       114,666
Tokio Marine & Fire Insurance Co.
 (insurance).......................       9,000        84,513
Tokyo Dome Corp. (leisure &
 tourism)..........................       2,000        34,805
Tokyo Electric Power Co., Inc.
 (utilities-electrical & gas)......       6,000       131,293
Tokyo Gas Co., Ltd. (utilities-
 electrical & gas).................      15,000        40,577
Tokyu Corp. (transportation-road &
 rail).............................       5,000        28,343
Toppan Printing Co., Ltd. (business
 & public services)................       8,000        99,934
Tostem Corp. (building materials &
 components).......................       1,000        27,568
Toto, Ltd. (building materials &
 components).......................       1,000        11,372
Toyoda Automatic Loom Works, Ltd.
 (machinery & engineering).........       1,000        18,694
Toyota Motor Corp. (automobiles)...      30,000       860,638
Yamaichi Securities Co., Ltd.
 (financial services)..............      15,000        66,551
Yamanouchi Pharmaceutical Co., Ltd.
 (health & personal care)..........       3,000        61,511
Yamazaki Baking Co., Ltd. (food &
 household products)...............       1,000        15,938
Yasuda Trust & Banking (financial
 services).........................      15,000        63,449
                                                   -----------
                                                   10,105,455
                                                   -----------
MALAYSIA (2.3%)
AMMB Holdings Berhad (financial
 services).........................       4,000        33,577
DCB Holdings Berhad (financial
 services).........................       5,000        17,125
Edaran Otomobil Nasional Berhad
 (automobiles).....................       2,000        19,996

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                  COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                     ---------------------
MALAYSIA (Continued)
Golden Hope Plantations Berhad
 (miscellaneous-materials &
 commodities)......................      28,000    $   47,674
Hume Industries Berhad (building
 materials & components)...........       5,000        31,479
Malayan Banking Berhad (banking)...       9,000        99,782
Malaysia International Shipping
 Berhad
 Foreign Registered
 (transportation-shipping).........       9,000        26,727
Malaysian Resources Corp. Berhad
 (real estate).....................       7,000        27,579
Resorts World Berhad (leisure &
 tourism)..........................      15,000        68,303
Rothmans of Pall Mall Berhad
 (beverages & tobacco).............       4,000        41,972
Sime Darby Berhad
 (multi-industry)..................      26,000       102,435
Technology Resources Industries
 Berhad (multi-industry) (a).......       7,000        13,803
Telekom Malaysia Berhad
 (telecommunications)..............      11,000        98,000
Tenaga Nasional Berhad (utilities-
 electrical & gas).................      16,000        76,658
United Engineers, Ltd. (machinery &
 engineering)......................       9,000        81,251
YTL Corp. Berhad
 (multi-industry)..................       3,000        16,155
                                                   -----------
                                                      802,516
                                                   -----------
NETHERLANDS (2.0%)
Elsevier NV (broadcasting &
 publishing).......................       2,900        48,956
ING Groep NV (insurance)...........       2,570        92,415
Koninklijke PTT Nederland NV
 (forest products & paper).........       1,626        61,948
Philips Electronics NV (appliances
 & household durables).............       1,200        48,562
Royal Dutch Petroleum Co. (energy
 sources)..........................       1,600       280,182
Unilever CVA NV (food & household
 products).........................         600       106,005
Wolters Kluwer CVA NV (broadcasting
 & publishing).....................         301        39,936
                                                   -----------
                                                      678,004
                                                   -----------
NORWAY (2.5%)
Bergesen d.y. ASA Class A
 (transportation-shipping).........       3,900        95,280
Bergesen d.y. ASA Class B
 (transportation-shipping).........         500        11,902
Dyno Industrier ASA (chemicals)....         500        12,685
Hafslund ASA Class A (energy
 sources)..........................       1,000         7,361
Hafslund ASA Class B (energy
 sources)..........................         600         4,106
Kvaerner ASA Class B (machinery &
 engineering)......................         400        17,352
Norsk Hydro ASA (energy sources)...       9,000       486,268
Norske Skogindustrier ASA Class A
 (forest products & paper).........       1,300        43,365
Nycomed ASA Class A (health &
 personal care) (a)................       1,000        15,269

                                       SHARES         VALUE
                                     ---------------------
NORWAY (Continued)
Nycomed ASA Class B (health &
 personal care) (a)................         600    $    9,209
Orkla ASA Class A
 (multi-industry)..................       2,100       146,350
                                                   -----------
                                                      849,147
                                                   -----------
SINGAPORE (4.8%)
City Developments, Ltd. (real
 estate)...........................      14,000       126,106
DBS Land, Ltd. (real estate).......      21,000        77,315
Development Bank of Singapore, Ltd.
 Foreign Registered (banking)......      11,000       148,626
Fraser & Neave, Ltd. (beverages &
 tobacco)..........................       8,000        82,355
Keppel Corp., Ltd. (machinery &
 engineering)......................      10,000        77,923
Oversea-Chinese Banking Corp., Ltd.
 Foreign Registered (banking)......      15,000       186,586
Singapore Airlines, Ltd. Foreign
 Registered
 (transportation-airlines).........      19,000       172,503
Singapore Press Holdings, Ltd.
 Foreign Registered (broadcasting &
 publishing).......................       5,400       106,547
Singapore Telecommunications, Ltd.
 (telecommunications)..............     222,000       523,728
United Overseas Bank, Ltd. Foreign
 Registered (banking)..............      14,000       156,132
                                                   -----------
                                                    1,657,821
                                                   -----------
SPAIN (5.3%)
Acerinox, SA (metals-steel)........         110        15,865
Autopistas Concesionares Espanola,
 SA (business & public services)...       7,126        98,064
Banco de Bilbao Vizcaya, SA
 Registered (banking)..............       4,380       236,051
Banco de Central Hispanoamericano,
 SA (banking)......................         680        17,435
Banco de Santander, SA (banking)...       2,840       181,440
Corporacion Bancaria de Espana, SA
 (banking).........................       1,410        62,981
Corporacion Mapfre, SA
 (insurance).......................         220        13,379
Empresa Nacional de Electricidad,
 SA (utilities-electrical & gas)...       4,570       324,640
Fomento de Construcciones y
 Contratas, SA (construction &
 housing)..........................         460        42,791
Gas Natural SDG, SA (utilities-
 electrical & gas).................         330        76,619
Iberdrola, SA (utilities-electrical
 & gas)............................      14,620       206,813
Repsol, SA (energy sources)........       5,220       199,854
Telefonica de Espana, SA
 (telecommunications)..............      15,040       348,617
                                                   -----------
                                                    1,824,549
                                                   -----------
UNITED KINGDOM (7.3%)
Abbey National PLC (banking).......       7,790       101,982
Barclays PLC (banking).............       6,765       115,827
Bass PLC (beverages & tobacco).....       1,680        23,604

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                  COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                     ---------------------
UNITED KINGDOM (Continued)
B.A.T. Industries PLC (beverages &
 tobacco)..........................       6,671    $   55,311
BOC Group PLC (chemicals)..........       1,223        18,282
Boots Co. PLC (merchandising)......       1,760        18,147
British Airways PLC
 (transportation-airlines).........       1,498        15,522
British Gas PLC (energy sources)...      11,990        46,064
British Petroleum Co. PLC (energy
 sources)..........................      18,274       219,062
British Telecommunications PLC
 (telecommunications)..............      11,110        75,004
BTR PLC (multi-industry)...........      16,831        81,800
Cable & Wireless PLC
 (telecommunications)..............       9,093        75,548
Commercial Union PLC (insurance)...       1,803        21,089
EMI Group PLC (recreation & other
 consumer goods)...................         990        23,380
General Electric Co. PLC
 (electrical & electronics)........       8,700        56,873
GKN PLC (machinery &
 engineering)......................         657        11,254
Glaxo Wellcome PLC (health &
 personal care)....................      11,369       184,441
Granada Group PLC (leisure &
 tourism)..........................       5,010        73,862
Grand Metropolitan PLC (multi-
 industry).........................       9,955        78,195
Great Universal Stores PLC (The)
 (merchandising)...................      12,200       127,773
Guinness PLC (beverages &
 tobacco)..........................      15,670       122,684
Hanson PLC (multi-industry)........      32,398        45,186
HSBC Holdings PLC (financial
 services).........................       2,450        54,756
Imperial Chemical Industries PLC
 (chemicals).......................         830        10,916
Imperial Tobacco Group PLC
 (beverages & tobacco).............       3,239        20,897
Kingfisher PLC (merchandising).....       1,111        12,006
Lloyds TSB Group PLC (banking).....      12,654        93,224
Marks & Spencer PLC
 (merchandising)...................      10,352        86,983
MEPC PLC (real estate).............       1,050         7,780
National Power PLC (utilities-
 electrical & gas).................       8,580        71,800
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The) (transportation-shipping)...       4,355        43,971
Prudential Corp. PLC (insurance)...       9,120        76,709
Rank Group PLC (leisure &
 tourism)..........................       5,210        38,829
Redland PLC (building materials &
 components).......................       1,616        10,135
Reed International PLC
 (broadcasting & publishing).......       5,410       101,978
Reuters Holdings PLC (broadcasting
 & publishing).....................       5,820        74,848
RMC Group PLC (building materials &
 components).......................         700        11,949

                                       SHARES         VALUE
                                     ---------------------
UNITED KINGDOM (Continued)
RTZ Corp. PLC Registered (metals-
 nonferrous).......................       4,143    $   66,397
Sainsbury (J.) PLC
 (merchandising)...................       4,930        32,734
Scottish Power PLC (utilities-
 electrical & gas).................       7,100        42,769
Thorn PLC (appliances & household
 durables) (a).....................         990         4,261
Unilever PLC (food & household
 products).........................       2,820        68,358
Vodafone Group PLC
 (multi-industry)..................       3,995        16,852
                                                   -----------
                                                    2,539,042
                                                   -----------
Total Common Stocks
 (Cost $30,655,302)................                31,126,329
                                                   -----------
PREFERRED STOCK (0.1%)
AUSTRIA (0.1%)
Creditanstalt-Bankverein Vorzug AG
 (banking).........................         600        27,676
                                                   -----------
Total Preferred Stock
 (Cost $35,245)....................                    27,676
                                                   -----------
                          SHORT-TERM
                      INVESTMENT (4.1%)
                                     PRINCIPAL
                                       AMOUNT
                                     ----------
COMMERCIAL PAPER (4.1%)
UNITED STATES (4.1%)
Ameritech Corp.
 6.25%, due 1/2/97.................  $1,420,000     1,419,753
                                                   -----------
Total Short-Term Investment
 (Cost $1,419,753).................                 1,419,753
                                                   -----------
Total Investments
 (Cost $32,110,300)(c).............        94.4%   32,573,758 (d)
Cash and Other Assets,
 Less Liabilities..................         5.6     1,935,462
                                                   -----------
Net Assets.........................       100.0%   $34,509,220
                                                   ===========

------------
(a) Non-income producing securities.
(b) Segregated as collateral for forward foreign currency contracts.
(c) The cost for Federal income tax purposes is $32,155,934.
(d) At December 31, 1996 net unrealized appreciation for securities was $417,824, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,997,390 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,579,566.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

The table below sets forth the diversification of International Equity Portfolio investments by industry.

COMMON STOCKS,
PREFERRED STOCK &
SHORT-TERM INVESTMENT

                                    VALUE       PERCENT +
                                 ------------------------
Aerospace & Military
  Technology..................   $    98,641        0.3%
Appliances & Household
  Durables....................       540,518        1.6
Automobiles...................     1,508,487        4.4
Banking.......................     4,565,756       13.2
Beverages & Tobacco...........       886,252        2.6
Broadcasting & Publishing.....       462,126        1.3
Building Materials &
  Components..................       422,833        1.2
Business & Public Services....       626,444        1.8
Chemicals.....................     1,627,185        4.7
Construction & Housing........       496,681        1.4
Data Processing &
  Reproduction................       112,907        0.3
Electrical & Electronics......     1,205,986        3.5
Electronic Components &
  Instruments.................        63,923        0.2
Energy Sources................     3,003,374        8.7
Financial Services............       741,130        2.1
Food & Household Products.....       746,203        2.2
Forest Products & Paper.......       229,387        0.7
Health & Personal Care........       845,431        2.5
Industrial Components.........       535,725        1.6
Insurance.....................     1,494,594        4.3
Leisure & Tourism.............       215,798        0.6
Machinery & Engineering.......     1,320,015        3.8
Merchandising.................       993,380        2.9
Metals-Nonferrous.............       267,255        0.8
Metals-Steel..................       398,234        1.2
Miscellaneous-Materials &
  Commodities.................       262,420        0.8
Miscellaneous-Materials &
  Components..................        93,904        0.3
Multi-Industry................     1,316,794        3.8
Real Estate...................       621,426        1.8
Recreation & Other Consumer
  Goods.......................       265,634        0.8
Telecommunications............     3,708,308       10.7
Textile & Apparel.............        50,508        0.1
Tire & Rubber.................        67,510        0.2
Transportation-Airlines.......       319,652        0.9
Transportation-Road & Rail....       346,719        1.0
Transportation-Shipping.......       200,452        0.6
Utilities-Electrical & Gas....     1,568,359        4.5
Wholesale & International
  Trade.......................       343,807        1.0
                                 -----------    ---------
                                  32,573,758       94.4
Cash and Other Assets, Less
  Liabilities.................     1,935,462        5.6
                                 -----------    ---------
Net Assets....................   $34,509,220      100.0%
                                  ==========    =========

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $32,110,300)........   $ 32,573,758
  Cash denominated in foreign currencies
    (identified cost $1,715,056).........      1,871,264
  Cash...................................        178,118
  Receivables:
    Investment securities sold...........        716,800
    Fund shares sold.....................         84,761
    Dividends and interest...............         57,738
    NYLIAC...............................          6,209
  Unrealized net appreciation on forward
    foreign currency contracts...........      1,046,426
  Other assets...........................         19,096
        Total assets.....................     36,554,170
LIABILITIES:
  Payables:
    Investment securities purchased......      1,987,559
    Adviser..............................         17,148
    Custodian............................         10,384
    Administrator........................          3,137
    Organization.........................            480
    Directors............................             13
  Accrued expenses.......................         26,229
        Total liabilities................      2,044,950
  Net assets applicable to outstanding
    shares...............................   $ 34,509,220
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $     32,397
  Additional paid-in capital.............     33,536,947
  Accumulated distribution in excess of
    net investment income................       (518,472)
  Accumulated distribution in excess of
    net
    realized gain on investments.........       (200,701)
  Net unrealized appreciation on
    investments..........................        463,458
  Net unrealized appreciation on
    translation of assets and liabilities
    in foreign currencies and forward
    foreign currency contracts...........      1,195,591
  Net assets applicable to outstanding
    shares...............................   $ 34,509,220
  Shares of capital stock outstanding....      3,239,740
  Net asset value per share
    outstanding..........................   $      10.65

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $    379,158
    Interest.............................        108,380
                                            ------------
        Total income.....................        487,538
                                            ------------
  Expenses:
    Advisory.............................        147,432
    Administration.......................         49,144
    Custodian............................         46,423
    Shareholder communication............         41,184
    Recordkeeping........................         38,874
    Professional.........................         22,956
    Portfolio pricing....................         20,302
    Amortization of organization
      expense............................          3,741
    Directors............................            841
    Miscellaneous........................            735
                                            ------------
        Total expenses before
          reimbursement..................        371,632
  Expense reimbursement from
    Administrator........................       (133,284)
                                            ------------
        Net expenses.....................        238,348
                                            ------------
  Net investment income..................        249,190
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain (loss) from:
    Security transactions................       (100,619)
    Foreign currency transactions........        858,716
                                            ------------
  Net realized gain on investments and
    foreign currency transactions........        758,097
                                            ------------
  Net change in unrealized appreciation
    on investments:
    Security transactions................        319,371
    Translation of assets and liabilities
      in foreign currencies and forward
      foreign currency contracts.........      1,159,064
                                            ------------
  Net unrealized gain on investments and
    foreign currencies...................      1,478,435
                                            ------------
  Net realized and unrealized gain on
    investments and foreign currency
    transactions.........................      2,236,532
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  2,485,722
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $52,784.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1996
and the period May 1, 1995 (Commencement of Operations) through December 31, 1995

                                                                                         1996            1995
                                                                                     ----------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.........................................................   $   249,190     $    82,369
    Net realized loss on investments..............................................      (100,619)        (41,301)
    Net realized gain on foreign currency transactions............................       858,716         702,174
    Net change in unrealized appreciation on investments..........................       319,371         144,087
    Net change in unrealized appreciation on translation of assets and liabilities
     in foreign currencies and forward foreign currency contracts.................     1,159,064          36,527
                                                                                     ------------    ------------
    Net increase in net assets resulting from operations..........................     2,485,722         923,856
                                                                                     ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income....................................................    (1,745,204)        (82,369)
    From net realized gain on investments and foreign currency transactions.......       (44,794)       (597,335)
                                                                                     ------------    ------------
      Total dividends and distributions to shareholders...........................    (1,789,998)       (679,704)
                                                                                     ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..............................................    18,900,627       4,168,978
    Net asset value of shares issued to shareholders in reinvestment of dividends
     and distributions............................................................     1,789,998         679,704
                                                                                     ------------    ------------
                                                                                      20,690,625       4,848,682
    Cost of shares redeemed.......................................................    (1,507,839)       (462,124)
                                                                                     ------------    ------------
      Increase in net assets derived from capital share transactions..............    19,182,786       4,386,558
                                                                                     ------------    ------------
      Net increase in net assets..................................................    19,878,510       4,630,710
NET ASSETS:
  Beginning of period.............................................................    14,630,710      10,000,000
                                                                                     ------------    ------------
  End of period...................................................................   $34,509,220     $14,630,710
                                                                                     =============   =============
  Accumulated distribution in excess of net investment income.....................   $  (518,472)    $        --
                                                                                     =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                        MAY 1,
                                                                                         YEAR          1995 (a)
                                                                                        ENDED          THROUGH
                                                                                     DECEMBER 31,    DECEMBER 31,
                                                                                         1996            1995
                                                                                     ----------------------------
Net asset value at beginning of period............................................   $     10.20     $     10.00
                                                                                     ------------    ------------
Net investment income.............................................................          0.44            0.64
Net realized and unrealized gain on investments...................................          0.06            0.01
Net realized and unrealized gain on foreign currency transactions.................          0.56            0.05
                                                                                     ------------    ------------
Total from investment operations..................................................          1.06            0.70
                                                                                     ------------    ------------
Less dividends and distributions:
  From net investment income......................................................         (0.60)          (0.06)
  From net realized gain on investments and foreign currency transactions.........         (0.01)          (0.44)
                                                                                     ------------    ------------
Total dividends and distributions.................................................         (0.61)          (0.50)
                                                                                     ------------    ------------
Net asset value at end of period..................................................   $     10.65     $     10.20
                                                                                     =============   =============
Total investment return (b).......................................................         10.54%           6.96%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...........................................................          1.01%           1.07% +
  Net expenses....................................................................          0.97%           0.97% +
  Expenses (before reimbursement).................................................          1.51%           2.51% +
Portfolio turnover rate...........................................................            16%             14%
Average commission rate paid......................................................   $    0.0364             (c)
Net assets at end of period (in 000's)............................................   $    34,509     $    14,631

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                         MAINSTAY VP SERIES FUND, INC.


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

                   LONG-TERM BONDS (40.2%)+
               ASSET-BACKED SECURITIES (10.8%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
AIRPLANE LEASES (0.7%)
Aircraft Lease Portfolio
 Securitization Series 1996-1
 Class C
 6.975%, due 6/15/06
 (call date 1/15/97) (c)(e)......  $ 1,196,703    $  1,197,074
Airplane Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19
 (call date 1/1/97)..............      925,000         957,375
                                                  ------------
                                                     2,154,449
                                                  ------------
COMMERCIAL MORTGAGE LOANS (5.0%)
Asset Securitization Corp.
 Series 1996-MD6 Class A1B
 6.88%, due 11/13/26.............    2,125,000       2,133,627
 Series 1996-D2 Class A1
 6.92%, due 2/14/29..............      863,066         862,255
 Series 1996-D3 Class A1C
 7.40%, due 10/13/26.............    1,050,000       1,075,263
Blackrock Capital Finance L.P.
 Series 1996-C2 Class A
 7.641%, due 11/15/26 (c)........      809,202         819,827
Donaldson, Lufkin & Jenrette
 Mortgage Acceptance Corp. Series
 1996-CF2 Class A1A
 6.86%, due 11/12/21 (c).........    1,395,545       1,402,090
Federal Depository Insurance
 Corp. Series 1996-C1 Class 1A
 6.75%, due 7/25/26..............    2,425,000       2,417,725
General Motors Acceptance Corp.
 Commercial Mortgage Securities
 Inc.
 Series 1996-C1 Class A2A
 6.79%, due 9/15/03..............    1,300,000       1,302,028
Merrill Lynch Mortgage Investors,
 Inc.
 Series 1996-C2 Class A1
 6.69%, due 11/21/28.............    1,046,501       1,047,484
 Series 1996-C1 Class A1
 7.15%, due 4/25/28..............    1,266,803       1,287,389
Mortgage Capital Funding, Inc.
 Series 1996-MC1 Class A2A
 7.35%, due 7/15/05..............      877,835         897,174
Nomura Asset Securities Corp.
 Series 1996-MD5 Class A1B
 7.12%, due 4/13/36..............    1,050,000       1,060,500
Structured Asset Securities Corp.
 Series 1996-CFL Class A1B
 5.751%, due 2/25/28.............      506,616         503,292
 Series 1996-2 Class A1
 7.00%, due 8/25/26..............      975,000         980,938
------------
+ Percentages indicated are based on Fund net assets.

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
COMMERCIAL MORTGAGE LOANS
 (Continued)
Wells Fargo Capital Markets
 Apartment Financing
 Series APT Class 1
 6.56%, due 12/29/05 (c).........  $   925,000    $    917,193
                                                  ------------
                                                    16,706,785
                                                  ------------
CREDIT CARD RECEIVABLES (0.2%)
Standard Credit Card Master Trust
 Series 1995-4 Class A
 5.60%, due 2/15/00 (e)..........      725,000         725,225
                                                  ------------
EQUIPMENT LOANS (1.0%)
Case Equipment Loan Trust Series
 1995-B Class A3
 6.15%, due 9/15/02..............    1,050,000       1,052,299
Newcourt Receivables Asset Trust
 Series 1996-3 Class A
 6.24%, due 12/20/04.............      974,722         997,500
 Series 1996-2 Class A
 6.87%, due 6/20/04..............    1,075,597       1,083,836
                                                  ------------
                                                     3,133,635
                                                  ------------
HOME EQUITY LOANS (1.5%)
Green Tree Financial Corp. Series
 1996-10 Class A6
 7.30%, due 11/15/28.............    1,275,000       1,252,292
 Series 1996-9 Class A6
 7.69%, due 1/15/28..............    1,250,000       1,260,938
 Series 1996-6 Class A6
 7.95%, due 9/15/27..............    1,550,000       1,591,168
 Series 1996-8 Class A7
 8.05%, due 10/15/27.............      850,000         873,910
                                                  ------------
                                                     4,978,308
                                                  ------------
RESIDENTIAL
 MORTGAGE LOANS (2.4%)
Bear Stearns Mortgage
 Securities Inc.
 Series 1996-5 Class A2
 10.00%, due 9/25/27.............    1,067,069       1,110,253
 Series 1996-4 Class AI2
 10.50%, due 9/25/27.............    1,009,351       1,058,557
Capstead Securities Corp. IV
 Series 1992-1 Class G
 8.75%, due 1/25/20..............    1,750,000       1,783,915
Independent National Mortgage
 Corp. Series 1996-D Class A2
 7.00%, due 5/25/26..............    2,050,000       2,042,641
Residential Accredit Loans, Inc.
 Series 1996-QS4 Class AI2
 11.00%, due 8/25/26.............    1,030,345       1,078,967

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

             ASSET-BACKED SECURITIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
RESIDENTIAL
 MORTGAGE LOANS (Continued)
Residential Asset Securitization
 Trust Series 1996-A2 Class A3
 9.00%, due 6/25/26..............  $   604,556    $    618,914
 Series 1996-A6 Class A10
 9.00%, due 9/25/26..............      429,093         437,138
                                                  ------------
                                                     8,130,385
                                                  ------------
Total Asset-Backed Securities
 (Cost $35,735,238)..............                   35,828,787
                                                  ------------
BRADY BOND (0.4%)
EURO BOND (0.4%)
Poland-Global Registered Series
 RSTA
 3.25%, due 10/27/24
 (call date 4/27/97) (e).........    2,150,000       1,349,125
                                                  ------------
Total Brady Bond
 (Cost $1,211,382)...............                    1,349,125
                                                  ------------
CORPORATE BONDS (5.2%)
BANKS (2.6%)
BankBoston Capital Trust I
 Guaranteed
 8.25%, due 12/15/26
 (call date 12/15/06) (c)........    1,775,000       1,800,667
Bank Hawaii Honolulu Series A
 8.25%, due 12/15/26
 (call date 12/15/06) (c)........    1,175,000       1,173,613
Capital One Bank
 Medium-Term Senior Bank Notes
 7.15%, due 9/15/06
 (put date 9/15/99)..............      950,000         968,696
First USA Bank Wilmington,
 Delaware Deposit Notes
 6.25%, due 10/9/98..............      775,000         773,628
Midland Bank PLC
 Series 3M Seasoned
 5.725%, due 6/29/49
 (call date 6/17/97) (e)(h)......      880,000         761,200
Regions Financial Corp.
 7.75%, due 9/15/24
 (put date 7/15/04)..............    1,125,000       1,204,313
Southtrust Bank
 Birmingham, Alabama N A
 Medium-Term Notes
 7.69%, due 5/15/25
 (put date 5/15/05)..............    1,000,000       1,066,370
Standard Chartered PLC
 Series 4 Seasoned
 6.088%, due 1/29/49
 (call date 7/14/97) (e)(h)......      970,000         808,737
                                                  ------------
                                                     8,557,224
                                                  ------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
BROKERAGE (0.6%)
Lehman Brothers Holdings Inc.
 7.375%, due 5/15/07
 (put date 5/15/00)..............  $   600,000    $    618,498
Merrill Lynch & Co., Inc.
 Medium-Term Notes Series B
 6.65%, due 1/15/99..............      950,000         957,496
Salomon Inc.
 6.70%, due 12/1/98..............      525,000         527,940
                                                  ------------
                                                     2,103,934
                                                  ------------
FINANCE (1.7%)
Aetna Services Inc.
 6.97%, due 8/15/36
 (put date 6/15/04)..............      850,000         865,963
American Re Corp.
 7.45%, due 12/15/26
 (call date 1/1/97) (c)..........      825,000         823,969
Associates Corp. North America
 7.75%, due 2/15/05
 (put date 2/15/00)..............    1,450,000       1,539,320
Crestar Capital Trust I
 Guaranteed
 8.16%, due 12/15/26
 (call date 12/15/06) (c)........    1,225,000       1,219,475
Travelers/Aetna Property &
 Casualty Corp.
 6.75%, due 9/1/99...............    1,200,000       1,212,024
                                                  ------------
                                                     5,660,751
                                                  ------------
RETAIL (0.3%)
Sears Roebuck Acceptance Corp.
 Medium-Term Notes Series 1
 5.82%, due 12/7/98..............      950,000         944,841
                                                  ------------
Total Corporate Bonds
 (Cost $17,234,081)..............                   17,266,750
                                                  ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (20.7%)
FEDERAL AGENCIES (1.0%)
Tennessee Valley Authority
 5.98%, due 4/1/36
 (put date 4/1/98)...............    1,800,000       1,824,336
 6.235%, due 7/15/45
 (put date 7/15/01)..............    1,335,000       1,337,310
                                                  ------------
                                                     3,161,646
                                                  ------------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION GOLD (MORTGAGE PASS-
 THROUGH SECURITY) (0.3%)
 7.00%, due 12/1/01..............      925,000         934,537
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                      U.S. GOVERNMENT &
                 FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (COLLATERALIZED
 MORTGAGE OBLIGATION) (0.3%)
 Series 1996-M7 Class A
 6.521%, due 9/17/04.............  $ 1,140,996    $  1,137,790
                                                  ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (7.1%)
 6.00%, due 11/1/23..............    1,527,726       1,426,514
 6.00%, due 1/23/27 ARM TBA
 (b)(g)..........................    2,600,000       2,587,000
 6.47%, due 12/1/01..............    1,070,000       1,063,366
 6.52%, due 12/1/03..............      950,000         939,683
 6.525%, due 12/1/03.............      900,000         890,460
 6.545%, due 1/14/27.............      800,000         781,400
 6.595%, due 1/31/03 TBA (b).....      975,000         968,341
 6.625%, due 1/25/06 TBA (b).....      725,000         712,080
 6.87%, due 1/24/11 TBA (b)......    1,085,000       1,083,752
 7.00%, due 8/1/11-1/1/24........    6,566,443       6,532,355
 9.00%, due 1/5/05-8/1/26........    6,247,780       6,592,655
                                                  ------------
                                                    23,577,606
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (3.9%)
 6.50%, due 8/15/23-12/15/23.....    1,211,946       1,161,953
 7.50%, due 11/15/25-12/15/25....    2,498,494       2,500,443
 8.00%, due 12/15/23.............    6,602,376       6,774,632
 9.50%, due 12/15/17-5/15/22.....    2,460,963       2,680,640
                                                  ------------
                                                    13,117,668
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION II (MORTGAGE
 PASS-THROUGH SECURITIES) (1.0%)
 6.50%, due 1/20/23-2/20/23
 ARM (g).........................    2,026,074       2,066,053
 7.00%, due 11/20/21-11/20/22
 ARM (g).........................    1,142,187       1,166,126
                                                  ------------
                                                     3,232,179
                                                  ------------
UNITED STATES TREASURY BONDS
 (2.8%)
 6.25%, due 8/15/23..............    2,150,000       2,015,625
 6.50%, due 11/15/26.............    4,855,000       4,764,746
 8.875%, due 8/15/17.............      775,000         957,249
 11.25%, due 2/15/15.............      720,000       1,063,238
 11.625%, due 11/15/04...........      345,000         455,507
                                                  ------------
                                                     9,256,365
                                                  ------------
UNITED STATES TREASURY NOTES
 (4.3%)
 5.625%, due 11/30/00............      535,000         525,300

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
UNITED STATES TREASURY NOTES
 (Continued)
 6.375%, due 3/31/01.............  $ 4,035,000    $  4,062,115
 6.50%, due 5/15/05..............      200,000         201,344
 7.75%, due 12/31/99.............    1,675,000       1,751,950
 7.875%, due 11/15/04............    1,575,000       1,718,719
 8.125%, due 2/15/98 (d).........    6,050,000       6,206,937
                                                  ------------
                                                    14,466,365
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $68,763,074)..............                   68,884,156
                                                  ------------
YANKEE BONDS (3.1%)
City of Naples
 7.52%, due 7/15/06..............    1,000,000       1,034,300
Columbia Republic
 7.25%, due 2/15/03..............      625,000         605,219
 8.66%, due 10/7/16 (c)..........    1,600,000       1,671,104
Enersis SA
 7.40%, due 12/1/16..............      850,000         845,512
Guangdong International Trust &
 Investment Corp.
 8.75%, due 10/24/16 (c).........    1,700,000       1,751,595
Hero Asian BVI Ltd.
 9.11%, due 10/15/01 (c).........      600,000         627,984
Hydro-Quebec Series IO
 8.05%, due 7/7/24
 (put date 5/7/06)...............      800,000         879,192
Mexico-United Mexican States
 7.563%, due 8/6/01
 (call date 2/6/97) (c)(e).......      900,000         902,250
Thai Farmers Bank PLC
 8.25%, due 8/21/16 (c)..........      750,000         771,398
Wharf Capital International 1994
 Ltd.
 8.875%, due 11/1/04.............    1,225,000       1,313,420
                                                  ------------
Total Yankee Bonds
 (Cost $10,232,761)..............                   10,401,974
                                                  ------------
Total Long-Term Bonds
 (Cost $133,176,536).............                  133,730,792
                                                  ------------
                    COMMON STOCKS (58.0%)
                                     SHARES
                                   -----------
AUTO PARTS (0.5%)
Lear Seating Corp. (a)...........       52,400       1,788,150
                                                  ------------
BANKS (1.4%)
NationsBank Corp. ...............       23,100       2,258,025
Wells Fargo & Co. ...............        9,100       2,454,725
                                                  ------------
                                                     4,712,750
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                  COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   -----------------------
BROKERAGE (0.7%)
Schwab (Charles) Corp. ..........       67,700    $  2,166,400
                                                  ------------
BUILDINGS (0.5%)
Oakwood Homes Corp. .............       68,400       1,564,650
                                                  ------------
COMMERCIAL SERVICES (0.7%)
Service Corp. International......       89,000       2,492,000
                                                  ------------
COMPUTER SERVICES (0.4%)
SABRE Group Holdings Inc. Class
 A ..............................       50,000       1,393,750
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (4.3%)
Alco Standard Corp. .............       62,700       3,236,887
CompUSA, Inc. (a)................       30,000         618,750
Danka Business Systems PLC ADR
 (f) ............................       44,800       1,584,800
Electronic Data Systems Corp. ...       35,000       1,513,750
Hewlett-Packard Co. .............       52,400       2,633,100
Seagate Technology (a)...........       38,200       1,508,900
Sun Microsystems (a).............      119,000       3,056,813
                                                  ------------
                                                    14,153,000
                                                  ------------
CONSUMER DURABLES (0.9%)
Black & Decker Corp. ............       25,400         765,175
Harley-Davidson, Inc. ...........       47,700       2,241,900
                                                  ------------
                                                     3,007,075
                                                  ------------
CONSUMER FINANCIAL SERVICES
 (0.8%)
First Data Corp. ................       71,800       2,620,700
                                                  ------------
CONSUMER SERVICES (0.5%)
CUC International, Inc. (a)......       72,150       1,713,563
                                                  ------------
DRUGS (4.0%)
Amgen, Inc. (a)..................       61,100       3,322,312
Elan Corp. PLC ADR (a)(f)........       72,400       2,407,300
Genzyme Corp. (a)................       50,000       1,087,500
Pharmacia & Upjohn, Inc. ........       49,100       1,945,588
Schering-Plough Corp. ...........       45,800       2,965,550
Teva Pharmaceutical Industries
 Ltd. ADR (f)....................       31,500       1,582,875
                                                  ------------
                                                    13,311,125
                                                  ------------
ELECTRONICS (0.7%)
Harman International Industries,
 Inc. ...........................       21,000       1,168,125
Vishay Intertechnology, Inc.
 (a).............................       42,392         990,913
                                                  ------------
                                                     2,159,038
                                                  ------------
FINANCE (5.4%)
Equifax, Inc. ...................       42,100       1,289,313
Federal National Mortgage
 Association.....................       59,800       2,227,550
Green Tree Financial Corp. ......      122,000       4,712,250
Household International, Inc. ...       33,900       3,127,275
MGIC Investment Corp. ...........       38,700       2,941,200

                                     SHARES          VALUE
                                   -----------------------
FINANCE (Continued)
Travelers Group, Inc. ...........       82,400    $  3,738,900
                                                  ------------
                                                    18,036,488
                                                  ------------
FINANCIAL SERVICES (2.9%)
Associates First Capital
 Corp. ..........................       30,600       1,350,225
First USA, Inc. .................      101,000       3,497,125
SunAmerica Inc. .................      108,500       4,814,688
                                                  ------------
                                                     9,662,038
                                                  ------------
FOOD (0.3%)
Richfood Holdings, Inc. .........       42,150       1,022,137
                                                  ------------
HEALTH CARE (3.7%)
Cardinal Health, Inc. ...........       36,000       2,097,000
Columbia/HCA Healthcare Corp. ...       71,803       2,925,972
HealthCare COMPARE Corp. (a).....       40,000       1,695,000
Humana Inc. (a)..................       52,200         998,325
PacifiCare Health Systems, Inc.
 Class B (a).....................       15,600       1,329,900
Sunrise Assisted Living, Inc. ...       30,200         841,825
United Healthcare Corp. .........       53,400       2,403,000
                                                  ------------
                                                    12,291,022
                                                  ------------
HOSPITAL MANAGEMENT & SERVICES
 (1.6%)
HEALTHSOUTH Corp. (a)............       78,000       3,012,750
OrNda HealthCorp (a).............       68,500       2,003,625
Unison Healthcare Corp. (a)......       26,000         341,250
                                                  ------------
                                                     5,357,625
                                                  ------------
INDUSTRIAL (1.3%)
Mattel, Inc. ....................       55,400       1,537,350
Tyco International Ltd. .........       53,700       2,839,388
                                                  ------------
                                                     4,376,738
                                                  ------------
INSURANCE (1.1%)
American International Group,
 Inc. ...........................       33,750       3,653,437
                                                  ------------
LEISURE (0.6%)
Mirage Resorts, Inc. (a).........       86,400       1,868,400
                                                  ------------
MACHINERY (0.4%)
U.S. Robotics Corp. (a)..........       18,000       1,296,000
                                                  ------------
MEDICAL EQUIPMENT (3.9%)
Guidant Corp. ...................       60,000       3,420,000
Heartport, Inc. .................       27,000         617,625
Johnson & Johnson................       66,552       3,310,962
Medtronic, Inc. .................       58,700       3,991,600
Waters Corp. (a).................       56,800       1,725,300
                                                  ------------
                                                    13,065,487
                                                  ------------
OIL & GAS EXPLORATION (1.1%)
Abacan Resource Corp. (a)........      235,000       2,041,563

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                  COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   -----------------------
OIL & GAS EXPLORATION (Continued)
Triton Energy Ltd. (a)...........       32,300    $  1,566,550
                                                  ------------
                                                     3,608,113
                                                  ------------
OIL SERVICES (0.7%)
Tidewater, Inc. .................       49,300       2,230,825
                                                  ------------
RESTAURANTS & LODGING (2.1%)
HFS, Inc. (a)....................       94,100       5,622,475
Lone Star Steakhouse &
 Saloon, Inc. (a)................       51,000       1,364,250
                                                  ------------
                                                     6,986,725
                                                  ------------
RETAIL (6.1%)
AutoZone, Inc. (a)...............       56,400       1,551,000
Bed, Bath & Beyond, Inc. (a).....       42,000       1,018,500
Gymboree Corp. (The) (a).........       20,000         457,500
Home Depot, Inc. (The)...........       42,000       2,105,250
Kohl's Corp. (a).................       66,200       2,598,350
Kroger Co. (a)...................       46,800       2,176,200
Lowe's Cos., Inc. ...............       72,000       2,556,000
Nike, Inc. Class B...............       66,000       3,943,500
Safeway Inc. (a).................       70,800       3,026,700
Staples, Inc. (a)................       45,500         821,844
                                                  ------------
                                                    20,254,844
                                                  ------------
SOFTWARE (2.0%)
Computer Associates
 International, Inc. ............       90,350       4,494,912
Microsoft Corp. (a)..............       27,600       2,280,450
                                                  ------------
                                                     6,775,362
                                                  ------------
TECHNOLOGY (6.1%)
Cisco Systems, Inc. (a)..........       49,100       3,123,987
IDT Corp. .......................      110,000       1,210,000
Intel Corp. .....................       32,500       4,255,469
Lam Research Corp. (a)...........       31,850         895,781
Linear Technology Corp. .........       36,000       1,579,500
Oracle Corp. (a).................       82,025       3,424,544
3Com Corp. (a)...................       79,200       5,811,300
                                                  ------------
                                                    20,300,581
                                                  ------------
TELECOMMUNICATION SERVICES (1.5%)
Lucent Technologies Inc. ........       40,000       1,850,000
WorldCom, Inc. (a)...............      120,432       3,138,759
                                                  ------------
                                                     4,988,759
                                                  ------------
TEXTILE & APPAREL (1.0%)
Nine West Group Inc. (a).........       47,900       2,221,362
Wolverine World Wide, Inc. ......       42,000       1,218,000
                                                  ------------
                                                     3,439,362
                                                  ------------

                                     SHARES          VALUE
                                   -----------------------
TURNKEY & SOFTWARE SYSTEMS (0.8%)
Sterling Commerce, Inc. .........       48,574    $  1,712,234
Sterling Software, Inc. (a)......       30,500         964,562
                                                  ------------
                                                     2,676,796
                                                  ------------
Total Common Stocks
 (Cost $137,743,189).............                  192,972,940
                                                  ------------
                          SHORT-TERM
                      INVESTMENTS (2.7%)
                                    PRINCIPAL
                                     AMOUNT
                                   ----------
COMMERCIAL PAPER (1.9%)
American Express Credit Corp.
 6.55%, due 1/2/97...............  $ 6,480,000       6,480,000
                                                  ------------
Total Commercial Paper
 (Cost $6,480,000)...............                    6,480,000
                                                  ------------
FEDERAL AGENCY (0.8%)
Federal Home Loan Bank
 Discount Corp.
 6.40%, due 1/14/97 (d)..........    2,550,000       2,543,854
                                                  ------------
Total Federal Agency
 (Cost $2,546,249)...............                    2,543,854
                                                  ------------
Total Short-Term Investments
 (Cost $9,026,249)...............                    9,023,854
                                                  ------------
Total Investments
 (Cost $279,945,974)(i)..........        100.9%    335,727,586(j)
Liabilities in Excess of
 Cash and Other Assets...........         (0.9)     (2,830,198)
                                     ---------    ------------
Net Assets.......................        100.0%   $332,897,388
                                     =========    ============

------------
(a) Non-income producing securities.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) May be sold to institutional investors only.
(d) Segregated or partially segregated as collateral for TBA.
(e) Floating rate. Rate shown is the rate in effect at December 31, 1996.
(f)  ADR--American Depository Receipt.
(g) ARM--Adjustable Rate Mortgage. Resets annually.
(h) Seasoned--a euro bond that trades in U.S. dollars and must be held for at least 40 days before it can be sold.
(i)  The cost for Federal income tax purposes is $280,040,805.
(j) At December 31, 1996 net unrealized appreciation was $55,686,781, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $60,095,740 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,408,959.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $279,945,974).......   $335,727,586
  Cash...................................         17,041
  Receivables:
    Investment securities sold...........      1,941,934
    Dividends and interest...............      1,440,971
    Fund shares sold.....................        522,539
  Other assets...........................            667
                                            ------------
        Total assets.....................    339,650,738
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      6,499,750
    Adviser..............................         89,671
    Administrator........................         28,022
    NYLIAC...............................         23,261
    Custodian............................         10,000
    Directors............................            133
  Accrued expenses.......................        102,513
                                            ------------
        Total liabilities................      6,753,350
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $332,897,388
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 50 million shares
    authorized...........................   $    228,608
  Additional paid-in capital.............    280,161,085
  Accumulated net realized loss on
    investments..........................     (3,273,917)
  Net unrealized appreciation on
    investments..........................     55,781,612
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $332,897,388
                                            ============
  Shares of capital stock outstanding....     22,860,799
                                            ============
  Net asset value per share
    outstanding..........................   $      14.56
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $    764,619
    Interest.............................      7,771,480
                                            ------------
        Total income.....................      8,536,099
                                            ------------
  Expenses:
    Advisory.............................        851,397
    Administration.......................        532,123
    Shareholder communication............        198,021
    Recordkeeping........................        156,706
    Professional.........................         67,220
    Custodian............................         44,863
    Directors............................         12,369
    Miscellaneous........................         15,984
                                            ------------
        Total expenses before
          reimbursement..................      1,878,683
  Expense reimbursement from
    Administrator........................        (42,859)
                                            ------------
        Net expenses.....................      1,835,824
                                            ------------
  Net investment income..................      6,700,275
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......        925,325
  Net change in unrealized appreciation
    on investments.......................     23,203,457
                                            ------------
  Net realized and unrealized gain on
    investments..........................     24,128,782
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 30,829,057
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $3,367.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                         1996            1995
                                                                                     ----------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.........................................................   $ 6,700,275     $ 4,619,451
    Net realized gain on investments..............................................       925,325       1,771,355
    Net change in unrealized appreciation on investments..........................    23,203,457      29,979,674
                                                                                     ------------    ------------
    Net increase in net assets resulting from operations..........................    30,829,057      36,370,480
                                                                                     ------------    ------------
  Dividends to shareholders:
    From net investment income....................................................    (6,719,788)     (4,571,400)
                                                                                     ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..............................................   114,153,151      52,019,281
    Net asset value of shares issued to shareholders in reinvestment of
     dividends....................................................................     6,719,788       4,571,400
                                                                                     ------------    ------------
                                                                                     120,872,939      56,590,681
    Cost of shares redeemed.......................................................    (6,978,226)    (15,828,916)
                                                                                     ------------    ------------
      Increase in net assets derived from capital share transactions..............   113,894,713      40,761,765
                                                                                     ------------    ------------
      Net increase in net assets..................................................   138,003,982      72,560,845
NET ASSETS:
  Beginning of year...............................................................   194,893,406     122,332,561
                                                                                     ------------    ------------
  End of year.....................................................................   $332,897,388    $194,893,406
                                                                                     =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           JANUARY 29,
                                                                                                             1993 (a)
                                                                                                             THROUGH
                                                                      YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                               1996            1995            1994            1993
                                                           -----------------------------------------------------------
Net asset value at beginning of period..................   $      13.26    $      10.58    $      11.32    $     10.00
                                                           ------------    ------------    ------------    ------------
Net investment income...................................           0.30            0.31            0.27           0.16
Net realized and unrealized gain (loss) on
  investments...........................................           1.30            2.69           (0.72)          1.34
                                                           ------------    ------------    ------------    ------------
Total from investment operations........................           1.60            3.00           (0.45)          1.50
                                                           ------------    ------------    ------------    ------------
Less dividends and distributions:
  From net investment income............................          (0.30)          (0.32)          (0.29)         (0.16)
  In excess of net realized gain on investments.........             --              --              --          (0.02)
                                                           ------------    ------------    ------------    ------------
Total dividends and distributions.......................          (0.30)          (0.32)          (0.29)         (0.18)
                                                           ------------    ------------    ------------    ------------
Net asset value at end of period........................   $      14.56    $      13.26    $      10.58    $     11.32
                                                            ===========     ===========     ===========    =============
Total investment return (b).............................          12.08%          28.33%          (3.99%)        15.04%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................           2.52%           3.06%           3.50%          3.48% +
  Net expenses..........................................           0.69%           0.69%           0.69%          0.69% +
  Expenses (before reimbursement).......................           0.71%           0.81%           0.88%          1.07% +
Portfolio turnover rate.................................            175%            253%            297%           197%
Average commission rate paid............................   $     0.0599             (c)             (c)            (c)
Net assets at end of period (in 000's)..................   $    332,897    $    194,893    $    122,333    $    55,548

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996
COMMON STOCKS (85.8%)+

                                      SHARES         VALUE
                                    ----------------------
AEROSPACE/DEFENSE ELECTRONICS
 (2.7%)
Coltec Industries Inc. (a)........      38,000    $    717,250
Litton Industries, Inc. (a).......      23,700       1,128,713
Newport News Shipbuilding Inc.
 (a)..............................       3,040          45,600
Northrop Grumman Corp. ...........      17,000       1,406,750
                                                  ------------
                                                     3,298,313
                                                  ------------
AUTO MANUFACTURING (2.9%)
Ford Motor Co. ...................      64,900       2,068,687
General Motors Corp. .............      26,000       1,449,500
                                                  ------------
                                                     3,518,187
                                                  ------------
AUTO PARTS (2.4%)
Echlin Inc. ......................      44,000       1,391,500
Mark IV Industries, Inc. .........      65,300       1,477,413
                                                  ------------
                                                     2,868,913
                                                  ------------
BANKS (6.4%)
Bankers Trust New York Corp. .....      13,500       1,164,375
Boatmen's Bancshares, Inc. .......      27,000       1,741,500
Chase Manhattan Corp. ............      16,000       1,428,000
National City Corp. ..............       7,700         345,537
PNC Bank Corp. ...................      38,000       1,429,750
Wells Fargo & Co. ................       6,000       1,618,500
                                                  ------------
                                                     7,727,662
                                                  ------------
BUILDING MATERIALS (1.2%)
Armstrong World Industries,
 Inc. ............................      21,300       1,480,350
                                                  ------------
CAPITAL GOODS (2.7%)
Case Corp. .......................      10,100         550,450
Xerox Corp. ......................      51,200       2,694,400
                                                  ------------
                                                     3,244,850
                                                  ------------
CHEMICALS (8.7%)
Agrium Inc. ......................      81,300       1,117,875
Arcadian Corp. ...................      38,800       1,028,200
Dow Chemical Co. .................      23,600       1,849,650
FMC Corp. (a).....................      10,700         750,337
Geon Co. (The)....................      49,600         973,400
Georgia Gulf Corp. ...............      36,800         989,000
IMC Global Inc. ..................      64,600       2,527,475
Lyondell Petrochemical Co. .......      28,300         622,600
PPG Industries, Inc. .............       1,900         106,638
Terra Industries Inc. ............      31,300         461,675
                                                  ------------
                                                    10,426,850
                                                  ------------
COMPUTERS & OFFICE
 EQUIPMENT (0.6%)
Gateway 2000, Inc. (a)............      13,300         712,381
                                                  ------------
CONGLOMERATES (2.7%)
American Standard Cos. Inc. (a)...      26,500       1,013,625
Tenneco Inc. .....................      50,600       2,283,325
                                                  ------------
                                                     3,296,950
                                                  ------------
------------
+ Percentages indicated are based on Fund net assets.

                                      SHARES         VALUE
                                    ----------------------
DOMESTIC OILS (4.0%)
Amerada Hess Corp. ...............      25,000    $  1,446,875
Noble Affiliates, Inc. ...........      23,200       1,110,700
Parker & Parsley Petroleum Co. ...      13,400         492,450
Unocal Corp. .....................      42,000       1,706,250
                                                  ------------
                                                     4,756,275
                                                  ------------
ELECTRICAL
 EQUIPMENT (0.9%)
UCAR International Inc. (a).......      30,000       1,128,750
                                                  ------------
ENERGY (3.8%)
Coastal Corp. ....................      29,400       1,436,925
MAPCO Inc. .......................      44,600       1,516,400
PanEnergy Corp. ..................      13,600         612,000
Seagull Energy Corp. (a)..........      42,800         941,600
                                                  ------------
                                                     4,506,925
                                                  ------------
FINANCE (1.1%)
Travelers Group Inc. .............      28,066       1,273,495
                                                  ------------
FOOD (1.7%)
Archer-Daniels-Midland Co. .......      37,178         817,916
IBP, Inc. ........................      50,800       1,231,900
                                                  ------------
                                                     2,049,816
                                                  ------------
FOOD, BEVERAGES & TOBACCO (6.0%)
American Brands, Inc. ............      37,000       1,836,125
Philip Morris Cos., Inc. .........      25,800       2,905,725
RJR Nabisco Holdings Corp. .......      72,200       2,454,800
                                                  ------------
                                                     7,196,650
                                                  ------------
HEALTH CARE (5.2%)
Aetna Inc. .......................      34,000       2,720,000
FHP International Corp. (a).......       5,500         204,187
Humana Inc. (a)...................     102,300       1,956,488
WellPoint Health Networks Inc.
 (a)..............................      40,700       1,399,062
                                                  ------------
                                                     6,279,737
                                                  ------------
HOME BUILDERS (0.9%)
Kaufman and Broad Home Corp. .....      80,000       1,030,000
                                                  ------------
HOUSEHOLD PRODUCTS (0.9%)
Premark International, Inc. ......      50,200       1,116,950
                                                  ------------
INSURANCE (5.1%)
Allstate Corp. (The)..............      34,000       1,967,750
American International Group,
 Inc. ............................      14,100       1,526,325
Chubb Corp. ......................      49,200       2,644,500
                                                  ------------
                                                     6,138,575
                                                  ------------
INTERNATIONAL OIL (2.6%)
Elf Aquitaine ADR (b).............      36,000       1,629,000
Occidental Petroleum Corp. .......      65,600       1,533,400
                                                  ------------
                                                     3,162,400
                                                  ------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      SHARES         VALUE
                                    ----------------------
OIL SERVICES (0.4%)
Union Pacific Resources Group,
 Inc. ............................      16,176    $    473,148
                                                  ------------
PAPER & FOREST PRODUCTS (2.6%)
Bowater Inc. .....................      30,900       1,162,613
Chesapeake Corp. .................      20,200         633,775
Rayonier Inc. ....................      13,800         529,575
Stone Container Corp. ............      39,000         580,125
Temple-Inland Inc. ...............       5,000         270,625
                                                  ------------
                                                     3,176,713
                                                  ------------
RAILROADS (3.4%)
Conrail Inc. .....................      15,310       1,525,259
Illinios Central Corp. ...........      45,150       1,444,800
Union Pacific Corp. ..............      19,100       1,148,387
                                                  ------------
                                                     4,118,446
                                                  ------------
RETAIL (3.4%)
Dillard Department Stores, Inc.
 Class A .........................      20,000         617,500
Federated Department Stores, Inc.
 (a)..............................      29,200         996,450
Kroger Co. (a)....................      19,900         925,350
Penney (J.C.) Co. Inc. ...........      32,000       1,560,000
                                                  ------------
                                                     4,099,300
                                                  ------------
TECHNOLOGY (2.1%)
International Business Machines
 Corp. ...........................      16,600       2,506,600
                                                  ------------
TEXTILE & APPAREL (4.0%)
Burlington Industries, Inc. (a)...      51,000         561,000
Fruit of the Loom, Inc. Class A
 (a)..............................      42,500       1,609,688
Reebok International Ltd. ........      39,700       1,667,400
Spring Industries, Inc. Class
 A ...............................      21,900         941,700
                                                  ------------
                                                     4,779,788
                                                  ------------
TIRE & RUBBER (1.6%)
Goodyear Tire & Rubber Co.
 (The)............................      36,200       1,859,775
                                                  ------------
TRANSPORTATION (1.1%)
CSX Corp. ........................      32,200       1,360,450
                                                  ------------

                                      SHARES         VALUE
                                    ----------------------
UTILITIES--ELECTRIC (4.7%)
Entergy Corp. ....................      31,400    $    871,350
Long Island Lighting Co. .........      74,700       1,652,737
Niagara Mohawk Power Corp. (a)....      80,100         790,988
Pinnacle West Capital Corp. ......      32,300       1,025,525
Unicom Corp. .....................      49,000       1,329,125
                                                  ------------
                                                     5,669,725
                                                  ------------
Total Common Stocks
 (Cost $90,162,294)...............                 103,257,974
                                                  ------------
SHORT-TERM
INVESTMENTS (13.6%)
                                    PRINCIPAL
                                      AMOUNT
                                    ----------
COMMERCIAL PAPER (13.6%)
American Express Credit Corp.
 6.30%, due 1/3/97................  $4,435,000       4,435,000
American General Finance Corp.
 5.95%, due 1/2/97................   6,687,000       6,687,000
Prudential Funding Corp.
 5.60%, due 1/6/97................   5,265,000       5,265,000
                                                  ------------
Total Short-Term Investments
 (Cost $16,387,000)...............                  16,387,000
                                                  ------------
Total Investments
 (Cost $106,549,294) (c)..........        99.4%    119,644,974(d)
Cash and Other Assets,
 Less Liabilities.................         0.6         769,914
                                                  ------------
Net Assets........................       100.0%   $120,414,888
                                                  ============

------------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1996 net unrealized appreciation was $13,095,680, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $14,084,447 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $988,767.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $106,549,294).......   $119,644,974
  Cash...................................            136
  Receivables:
    Fund shares sold.....................        613,832
    Dividends and interest...............        265,439
  Other assets...........................            124
                                            ------------
        Total assets.....................    120,524,505
                                            ------------
LIABILITIES:
  Payables:
    Adviser..............................         35,066
    NYLIAC...............................         24,968
    Administrator........................          9,741
    Custodian............................          3,500
    Organization.........................            240
    Directors............................             39
  Accrued expenses.......................         36,063
                                            ------------
        Total liabilities................        109,617
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $120,414,888
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $     86,620
  Additional paid-in capital.............    106,330,669
  Accumulated undistributed net
    investment income....................          2,636
  Accumulated undistributed net realized
    gain on investments..................        899,283
  Net unrealized appreciation on
    investments..........................     13,095,680
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $120,414,888
                                            ============
  Shares of capital stock outstanding....      8,662,000
                                            ============
  Net asset value per share
    outstanding..........................   $      13.90
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  1,410,854
    Interest.............................        499,148
                                            ------------
        Total income.....................      1,910,002
                                            ------------
  Expenses:
    Advisory.............................        242,719
    Administration.......................        134,844
    Shareholder communication............         64,825
    Recordkeeping........................         37,425
    Professional.........................         31,112
    Custodian............................         18,155
    Directors............................          2,386
    Miscellaneous........................          2,278
                                            ------------
        Total expenses before
          reimbursement..................        533,744
  Expense reimbursement from
    Administrator........................        (41,564)
                                            ------------
        Net expenses.....................        492,180
                                            ------------
  Net investment income..................      1,417,822
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......      2,468,445
  Net change in unrealized appreciation
    on investments.......................     11,576,673
                                            ------------
  Net realized and unrealized gain on
    investments..........................     14,045,118
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 15,462,940
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $7,472.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1996
and the period May 1, 1995 (Commencement of Operations) through December 31, 1995

                                                                                         1996            1995
                                                                                     ----------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.........................................................   $ 1,417,822     $   196,798
    Net realized gain on investments..............................................     2,468,445          46,962
    Net change in unrealized appreciation on investments..........................    11,576,673       1,519,007
                                                                                     ------------    ------------
    Net increase in net assets resulting from operations..........................    15,462,940       1,762,767
                                                                                     ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income....................................................    (1,415,317)       (196,667)
    From net realized gain on investments.........................................    (1,616,124)             --
                                                                                     ------------    ------------
        Total dividends and distributions to shareholders.........................    (3,031,441)       (196,667)
                                                                                     ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..............................................    81,567,373      17,977,153
    Net asset value of shares issued to shareholders in reinvestment of dividends
     and distributions............................................................     3,031,441         196,667
                                                                                     ------------    ------------
                                                                                      84,598,814      18,173,820
    Cost of shares redeemed.......................................................    (1,044,875)       (310,470)
                                                                                     ------------    ------------
      Increase in net assets derived from capital share transactions..............    83,553,939      17,863,350
                                                                                     ------------    ------------
      Net increase in net assets..................................................    95,985,438      19,429,450
NET ASSETS:
  Beginning of period.............................................................    24,429,450       5,000,000
                                                                                     ------------    ------------
  End of period...................................................................   $120,414,888    $24,429,450
                                                                                     =============   =============
  Accumulated undistributed net investment income.................................   $     2,636     $       131
                                                                                     =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                        MAY 1,
                                                                                         YEAR          1995 (a)
                                                                                        ENDED          THROUGH
                                                                                     DECEMBER 31,    DECEMBER 31,
                                                                                         1996            1995
                                                                                     ----------------------------
Net asset value at beginning of period............................................   $     11.58     $     10.00
                                                                                     ------------    ------------
Net investment income.............................................................          0.17            0.10
Net realized and unrealized gain on investments...................................          2.52            1.58
                                                                                     ------------    ------------
Total from investment operations..................................................          2.69            1.68
                                                                                     ------------    ------------
Less dividends and distributions:
  From net investment income......................................................         (0.17)          (0.10)
  From net realized gain on investments...........................................         (0.20)             --
                                                                                     ------------    ------------
Total dividends and distributions.................................................         (0.37)          (0.10)
                                                                                     ------------    ------------
Net asset value at end of period..................................................   $     13.90     $     11.58
                                                                                     =============   =============
Total investment return (b).......................................................         23.22%          16.76%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...........................................................          2.10%           2.57% +
  Net expenses....................................................................          0.73%           0.73% +
  Expenses (before reimbursement).................................................          0.79%           1.45% +
Portfolio turnover rate...........................................................            41%             20%
Average commission rate paid......................................................   $    0.0593             (c)
Net assets at end of period (in 000's)............................................   $   120,415     $    24,429

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

                   LONG-TERM BONDS (94.9%)+
                   CORPORATE BONDS (44.8%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
AUTO PARTS/EQUIPMENT (2.2%)
Borg-Warner Automotive, Inc.
 7.00%, due 11/1/06..............  $ 5,000,000    $  4,981,250
                                                  ------------
BANKS (8.1%)
BankAmerica Corp.
 7.75%, due 7/15/02..............    4,000,000       4,185,000
First Union Corp.
 9.45%, due 6/15/99..............    5,000,000       5,350,000
Golden West Financial Corp.
 10.25%, due 12/1/00.............    1,000,000       1,123,750
National Westminster Bancorp,
 Inc.
 9.375%, due 11/15/03 (c)........    2,000,000       2,292,500
Republic New York Corp.
 7.75%, due 5/15/09..............    5,000,000       5,281,250
                                                  ------------
                                                    18,232,500
                                                  ------------
CONGLOMERATES--
 DIVERSIFIED (1.0%)
Harcourt General, Inc.
 9.50%, due 3/15/00..............    2,000,000       2,162,500
                                                  ------------
CONTAINERS (1.7%)
Federal Paper Board Co., Inc.
 10.00%, due 4/15/11.............    3,100,000       3,847,875
                                                  ------------
DATA PROCESSING (1.3%)
International Business
 Machines Corp.
 6.375%, due 6/15/00.............    3,000,000       2,992,500
                                                  ------------
DIVERSIFIED UTILITIES (6.0%)
Consumers Power Co.
 7.375%, due 9/15/23.............    7,000,000       6,623,750
Long Island Lighting Co.
 8.75%, due 2/15/97 (a)..........    2,000,000       2,005,000
Niagara Mohawk Power Corp.
 7.375%, due 8/1/03..............    2,000,000       1,877,500
Public Service Co. of Colorado
 6.00%, due 1/1/01...............    3,000,000       2,955,000
                                                  ------------
                                                    13,461,250
                                                  ------------
FINANCE (11.9%)
American General Finance Corp.
 7.00%, due 10/1/97 (a)..........    7,000,000       7,059,780
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000       4,868,750
Ford Motor Credit Co.
 7.00%, due 9/25/01..............    5,000,000       5,081,250

------------
+ Percentages indicated are based on Fund net assets.

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............    6,000,000       5,797,500
 9.625%, due 12/15/01............    1,000,000       1,122,500
Mellon Financial Co.
 7.625%, due 11/15/99............    3,000,000       3,108,750
                                                  ------------
                                                    27,038,530
                                                  ------------
FOOD (0.5%)
ConAgra, Inc.
 9.875%, due 11/15/05............  $ 1,000,000    $  1,183,750
                                                  ------------
LEISURE/AMUSEMENT (2.6%)
Walt Disney Co. (The)
 6.75%, due 3/30/06..............    6,000,000       5,955,000
                                                  ------------
PAPER/PRODUCTS (2.2%)
Champion International Corp.
 9.875%, due 6/1/00..............    4,500,000       4,944,375
                                                  ------------
RETAIL STORES (5.4%)
Price/Costco, Inc.
 7.125%, due 6/15/05.............    5,000,000       5,000,000
Sears Roebuck & Co.
 8.45%, due 11/1/98..............    7,000,000       7,262,500
                                                  ------------
                                                    12,262,500
                                                  ------------
TELECOMMUNICATION
 SERVICES (1.9%)
British Telecommunications PLC
 9.375%, due 2/15/99 (c).........    4,200,000       4,457,250
                                                  ------------
Total Corporate Bonds
 (Cost $98,630,193)..............                  101,519,280
                                                  ------------
U.S. GOVERNMENT & FEDERAL
AGENCIES (50.1%)
FEDERAL HOME LOAN
 MORTGAGE CORPORATION (4.4%)
 6.655%, due 5/20/99.............   10,000,000      10,007,000
                                                  ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (6.7%)
 4.95%, due 9/30/98..............   10,000,000       9,827,600
 8.70%, due 6/10/99..............    5,000,000       5,291,300
                                                  ------------
                                                    15,118,900
                                                  ------------
UNITED STATES TREASURY BONDS
 (17.0%)
 6.75%, due 8/15/26..............   32,000,000      32,264,000
 10.75%, due 5/15/03.............    5,000,000       6,154,650
                                                  ------------
                                                    38,418,650
                                                  ------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                      U.S. GOVERNMENT &
                 FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
UNITED STATES TREASURY NOTES
 (22.0%)
 6.25%, due 2/15/03..............  $20,000,000    $ 19,985,800
 6.50%, due 10/15/06.............    5,000,000       5,025,000
 7.125%, due 2/29/00.............    5,000,000       5,146,050
 8.50%, due 11/15/00.............   18,200,000      19,657,274
                                                  ------------
                                                    49,814,124
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $112,723,469).............                  113,358,674
                                                  ------------
Total Long-Term Bonds
 (Cost $211,353,662).............                  214,877,954
                                                  ------------
                          SHORT-TERM
                      INVESTMENTS (3.6%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
COMMERCIAL PAPER (3.6%)
Associates Corp. of North America
 5.23%, due on demand (b)........      145,000         145,000
Duracell, Inc.
 6.75%, due 1/2/97...............    5,115,000       5,114,041
General Electric Capital Corp.
 5.90%, due 1/3/97...............    2,920,000       2,919,043
                                                  ------------
Total Short-Term Investments
 (Cost $8,178,084)...............                    8,178,084
                                                  ------------
Total Investments
 (Cost $219,531,746) (d).........  $      98.5%   $223,056,038(e)
Cash and Other Assets,
 Less Liabilities................          1.5       3,318,848
                                   -----------    ------------
Net Assets.......................        100.0%   $226,374,886
                                   ===========    ============

------------
(a) Long-term securities maturing within the subsequent twelve month period.
(b) Adjustable rate. Rate shown is the rate in effect at December 31, 1996.
(c) Yankee bonds.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1996 net unrealized appreciation was $3,524,292, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,789,524 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,265,232.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $219,531,746).......   $223,056,038
  Cash...................................          4,111
  Receivables:
    Interest.............................      3,702,071
    Fund shares sold.....................         99,148
  Other assets...........................            670
                                            ------------
        Total assets.....................    226,862,038
                                            ============
LIABILITIES:
  Payables:
    Fund shares redeemed.................        201,787
    Adviser..............................        143,053
    Administrator........................         38,459
    Directors............................             98
  Accrued expenses.......................        103,755
                                            ------------
        Total liabilities................        487,152
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $226,374,886
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    176,481
  Additional paid-in capital.............    224,460,425
  Accumulated net realized loss on
    investments..........................     (1,786,312)
  Net unrealized appreciation on
    investments..........................      3,524,292
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $226,374,886
                                            ============
  Shares of capital stock outstanding....     17,648,142
                                            ============
  Net asset value per share
    outstanding..........................   $      12.83
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Interest.............................   $ 15,704,812
                                            ------------
  Expenses:
    Advisory.............................        569,711
    Administration.......................        455,769
    Recordkeeping........................        127,739
    Shareholder communication............         93,055
    Professional.........................         52,075
    Directors............................         11,273
    Portfolio pricing....................          6,069
    Miscellaneous........................          6,161
                                            ------------
        Total expenses...................      1,321,852
                                            ------------
  Net investment income..................     14,382,960
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain on investments.......        961,896
  Net change in unrealized appreciation
    on investments.......................    (10,866,414)
                                            ------------
  Net realized and unrealized loss on
    investments..........................     (9,904,518)
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  4,478,442
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE (DECREASE) IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $ 14,382,960    $ 14,495,255
    Net realized gain on investments..................................................        961,896       4,716,932
    Net change in unrealized appreciation (depreciation) on investments...............    (10,866,414)     17,768,492
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      4,478,442      36,980,679
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................    (14,405,743)    (14,491,993)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     25,643,335      22,956,887
    Net asset value of shares issued to shareholders in reinvestment of dividends.....     14,405,743      14,491,993
                                                                                         ------------    ------------
                                                                                           40,049,078      37,448,880
    Cost of shares redeemed...........................................................    (38,777,335)    (31,593,131)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................      1,271,743       5,855,749
                                                                                         ------------    ------------
      Net increase (decrease) in net assets...........................................     (8,655,558)     28,344,435
NET ASSETS:
  Beginning of year...................................................................    235,030,444     206,686,009
                                                                                         ------------    ------------
  End of year.........................................................................   $226,374,886    $235,030,444
                                                                                          ===========     ===========
  Accumulated undistributed net investment income.....................................   $         --    $      3,457
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                          YEAR ENDED DECEMBER 31
                                                   1996            1995            1994            1993            1992
                                               ------------------------------------------------------------------------
Net asset value at beginning of year........   $      13.42    $      12.09    $      13.43    $      12.91    $      12.77
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................           0.87            0.88            0.88            0.95            0.92
Net realized and unrealized gain (loss) on
  investments...............................          (0.59)           1.33           (1.34)           0.53            0.13
                                               ------------    ------------    ------------    ------------    ------------
Total from investment operations............           0.28            2.21           (0.46)           1.48            1.05
                                               ------------    ------------    ------------    ------------    ------------
Less dividends:
  From net investment income................          (0.87)          (0.88)          (0.88)          (0.96)          (0.91)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value at end of year..............   $      12.83    $      13.42    $      12.09    $      13.43    $      12.91
                                                ===========     ===========     ===========     ===========     ===========
Total investment return.....................           2.05%          18.31%          (3.39%)         11.40%           8.26%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................           6.31%           6.55%           6.53%           6.79%           7.54%
  Net expenses..............................           0.58%           0.62%           0.62%#          0.27%#          0.25%
  Expenses (before reimbursement)...........           0.58%           0.91%           0.67%#          0.27%#          0.25%
Portfolio turnover rate.....................            103%             81%             88%             41%             10%
Net assets at end of year (in 000's)........   $    226,375    $    235,030    $    206,686    $    228,683    $    203,947

------------
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

COMMON STOCKS (94.5%)+
                                      SHARES         VALUE
                                    ----------------------
AEROSPACE/DEFENSE (6.0%)
Boeing Co. .......................      60,000    $  6,382,500
Coltec Industries Inc. (a)........     370,000       6,983,750
Lockheed Martin Corp. ............      61,200       5,599,800
Loral Space &
 Communications Ltd. (a)..........     258,500       4,749,937
Northrop Grumman Corp. ...........      80,000       6,620,000
UNC Inc. (a)......................     300,000       3,600,000
                                                  ------------
                                                    33,935,987
                                                  ------------
APPAREL MANUFACTURERS (1.0%)
Fruit of the Loom, Inc. Class A
 (a)..............................     150,000       5,681,250
                                                  ------------
BANKS (5.7%)
AmSouth Bancorp. .................      62,400       3,018,600
Bank of New York Co., Inc.
 (The)............................     150,000       5,062,500
Bankers Trust New York Corp. .....      75,000       6,468,750
Chase Manhattan Corp. ............      93,600       8,353,800
Commerce Bancshares, Inc. ........      78,277       3,620,311
Morgan (J. P.) & Co. Inc. ........      60,000       5,857,500
                                                  ------------
                                                    32,381,461
                                                  ------------
BEVERAGES (1.0%)
Anheuser-Busch Cos., Inc. ........     137,000       5,480,000
                                                  ------------
BUILDING & MAINTENANCE (0.5%)
ADT Ltd. (a)......................     125,000       2,859,375
                                                  ------------
BUILDING PRODUCTS (1.0%)
Sherwin-Williams Co. (The)........     100,000       5,600,000
                                                  ------------
BUSINESS SERVICES (0.6%)
AccuStaff, Inc. (a)...............     150,000       3,168,750
                                                  ------------
CHEMICALS (2.2%)
Praxair, Inc. ....................     100,000       4,612,500
Sealed Air Corp. (a)..............     182,500       7,596,562
                                                  ------------
                                                    12,209,062
                                                  ------------
COMMERCIAL SERVICES (0.9%)
Service Corp. International.......     190,000       5,320,000
                                                  ------------
COMMUNICATIONS (1.9%)
Andrew Corp. (a)..................      45,000       2,387,812
Northern Telecom Ltd. ............      77,500       4,795,313
Teleport Communications
 Group Inc. Class A (a)...........     123,500       3,766,750
                                                  ------------
                                                    10,949,875
                                                  ------------
COMPUTERS & BUSINESS
 EQUIPMENT (7.7%)
Computer Associates International,
 Inc. ............................     125,000       6,218,750
Electronic Data Systems Corp. ....     100,000       4,325,000
First Data Corp. .................     150,060       5,477,190
------------
+ Percentages indicated are based on Fund net assets.
                                      SHARES         VALUE
                                    ----------------------
COMPUTERS & BUSINESS
 EQUIPMENT (Continued)
FIserv, Inc. (a)..................     111,000    $  4,079,250
Informix Corp. (a)................     100,000       2,037,500
Intel Corp. ......................      50,000       6,546,875
Microsoft Corp. (a)...............      40,000       3,305,000
Oracle Corp. (a)..................     110,000       4,592,500
Sungard Data Systems Inc. (a).....     125,000       4,937,500
Zebra Technologies Corp. Class A
 (a)..............................      75,000       1,753,125
                                                  ------------
                                                    43,272,690
                                                  ------------
DRUGS (4.6%)
American Home Products Corp. .....      70,000       4,103,750
Amgen Inc. (a)....................      50,000       2,718,750
Genzyme Corp. (a).................     120,000       2,610,000
Johnson & Johnson.................      60,000       2,985,000
Lilly (Eli) & Co. ................      50,000       3,650,000
Pfizer Inc. ......................      50,000       4,143,750
Warner-Lambert Co. ...............      80,000       6,000,000
                                                  ------------
                                                    26,211,250
                                                  ------------
ELECTRICAL (3.8%)
Emerson Electric Co. .............      70,000       6,772,500
General Electric Co. .............     100,000       9,887,500
Mark IV Industries, Inc. .........     223,758       5,062,525
                                                  ------------
                                                    21,722,525
                                                  ------------
ELECTRONICS (2.7%)
Computer Products Inc. (a)........     150,000       2,925,000
LSI Logic Corp. (a)...............     100,000       2,675,000
Teradyne, Inc. (a)................     129,800       3,163,875
Texas Instruments, Inc. ..........     100,000       6,375,000
                                                  ------------
                                                    15,138,875
                                                  ------------
FINANCE (4.2%)
Federal Home Loan Mortgage
 Corp. ...........................      40,000       4,405,000
Federal National Mortgage
 Association......................     160,000       5,960,000
Great Western Financial Corp. ....     175,000       5,075,000
Republic New York Corp. ..........     100,000       8,162,500
                                                  ------------
                                                    23,602,500
                                                  ------------
FOODS (3.2%)
Chiquita Brands International,
 Inc. ............................     168,000       2,142,000
Dole Food Co., Inc. ..............     145,000       4,911,875
Sara Lee Corp. ...................     144,000       5,364,000
Sysco Corp. ......................     180,000       5,872,500
                                                  ------------
                                                    18,290,375
                                                  ------------
HEAVY INDUSTRIAL (0.4%)
U.S. Filter Corp. (a).............      75,000       2,381,250
                                                  ------------
HOSPITAL & MEDICAL SERVICES (5.4%)
Guidant Corp. ....................     110,000       6,270,000
HEALTHSOUTH Corp. (a).............      70,100       2,707,613
Medtronic, Inc. ..................      70,000       4,760,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                      SHARES         VALUE
                                    ----------------------
HOSPITAL & MEDICAL SERVICES
 (Continued)
NABI Inc. (a).....................     245,000    $  2,143,750
Orthodontic Centers
 of America Inc. (a)..............     150,000       2,400,000
Quorum Health Group, Inc. (a).....     100,000       2,975,000
Sybron International Corp. (a)....     165,000       5,445,000
U.S. Surgical Corp. ..............      99,600       3,921,750
                                                  ------------
                                                    30,623,113
                                                  ------------
HOUSEHOLD PRODUCTS (2.1%)
Colgate-Palmolive Co. ............      65,000       5,996,250
Procter & Gamble Co. .............      54,700       5,880,250
                                                  ------------
                                                    11,876,500
                                                  ------------
INSURANCE-PROPERTY & CASUALTY
 (4.3%)
Allstate Corp. ...................     120,000       6,945,000
American International Group,
 Inc. ............................      70,000       7,577,500
Chubb Corp. ......................      60,400       3,246,500
General Re Corp. .................      40,000       6,310,000
                                                  ------------
                                                    24,079,000
                                                  ------------
LEISURE/AMUSEMENT (1.2%)
Harrah's Entertainment, Inc.
 (a)..............................      82,000       1,629,750
International Game Technology.....     286,000       5,219,500
                                                  ------------
                                                     6,849,250
                                                  ------------
LODGING & RESTAURANTS (1.4%)
Landry's Seafood Restaurants, Inc.
 (a)..............................      50,000       1,068,750
Marriott International, Inc. .....     125,000       6,906,250
                                                  ------------
                                                     7,975,000
                                                  ------------
MACHINERY/CAPITAL GOODS (0.9%)
AGCO Corp. .......................     169,800       4,860,525
                                                  ------------
MANUFACTURING (1.3%)
AlliedSignal Inc. ................     111,000       7,437,000
                                                  ------------
MEDIA & INFORMATION
 SERVICES (2.7%)
Cognizant Corp. ..................     175,000       5,775,000
Heritage Media Corp. (a)..........     260,000       2,925,000
Time Warner Inc. .................     175,000       6,562,500
                                                  ------------
                                                    15,262,500
                                                  ------------
METALS (0.5%)
Titanium Metals Corp. (a).........      80,000       2,630,000
                                                  ------------
OIL & ENERGY SERVICES (10.9%)
Apache Corp. .....................     160,000       5,660,000
Aquila Gas Pipeline Corp. ........     107,800       1,711,325
Burlington Resources, Inc. .......     100,000       5,037,500
Consolidated Natural Gas Co. .....      85,000       4,696,250
Global Marine, Inc. (a)...........     200,000       4,125,000
Halliburton Co. ..................      85,000       5,121,250

                                      SHARES         VALUE
                                    ----------------------
OIL & ENERGY SERVICES (Continued)
Mobil Corp. ......................      40,000    $  4,890,000
Quaker State Corp. ...............     333,000       4,703,625
Schlumberger Ltd. ................      60,000       5,992,500
Smith International, Inc. (a).....     150,000       6,731,250
Tidewater Inc. ...................     125,000       5,656,250
Triton Energy Ltd. Class A (a)....     100,000       4,850,000
Union Pacific Resources Group,
 Inc. ............................      63,520       1,857,960
XCL Ltd. (a)......................   1,316,800         246,900
                                                  ------------
                                                    61,279,810
                                                  ------------
PACKAGING (1.1%)
Crown Cork & Seal Co., Inc. ......     110,000       5,981,250
                                                  ------------
PAPER & FOREST PRODUCTS (1.9%)
Georgia-Pacific Corp. ............      25,000       1,800,000
International Paper Co. ..........      62,600       2,527,475
Kimberly-Clark Corp. .............      70,000       6,667,500
                                                  ------------
                                                    10,994,975
                                                  ------------
POLLUTION CONTROL (0.5%)
Philip Environmental, Inc. (a)....     200,000       2,900,000
                                                  ------------
REAL ESTATE (2.3%)
Chelsea GCA Realty, Inc. .........      96,300       3,334,388
First Industrial Realty Trust,
 Inc. ............................     175,000       5,315,625
Liberty Property Trust............     166,500       4,287,375
                                                  ------------
                                                    12,937,388
                                                  ------------
RETAIL TRADE & MERCHANDISING
 (6.7%)
American Stores Co. ..............     124,800       5,101,200
Consolidated Stores Corp. (a).....     156,250       5,019,531
CVS Corp. ........................     150,000       6,206,250
Kroger Co. (a)....................     148,000       6,882,000
Price/Costco, Inc. (a)............     250,000       6,281,250
Smart & Final Inc. ...............     163,000       3,524,875
Wal-Mart Stores, Inc. ............     200,000       4,575,000
                                                  ------------
                                                    37,590,106
                                                  ------------
TELECOMMUNICATIONS (0.3%)
ADC Telecommunications Inc. (a)...      50,000       1,556,250
                                                  ------------
TRANSPORTATION (2.0%)
AMR Corp. (a).....................      60,000       5,287,500
Union Pacific Corp. ..............     100,000       6,012,500
                                                  ------------
                                                    11,300,000
                                                  ------------
UTILITIES-ELECTRIC (0.8%)
CMS Energy Corp. .................     135,000       4,539,375
                                                  ------------
WASTE DISPOSAL (0.8%)
Republic Industries Inc. (a)......     150,000       4,678,125
                                                  ------------
Total Common Stocks
 (Cost $426,782,343)..............                 533,555,392
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

SHORT-TERM
INVESTMENTS (5.6%)
                                    PRINCIPAL
                                      AMOUNT         VALUE
                                    ----------------------
COMMERCIAL PAPER (5.6%)
AlliedSignal Inc.
 6.10%, due 1/3/97................  $7,000,000    $  6,997,628
Aluminum Co. of America
 5.45%, due 1/8/97................   4,190,000       4,185,560
American Greetings Corp.
 5.75%, due 1/2/97................   3,985,000       3,984,363
Associates Corp. of North America
 5.23%, due on demand (b).........     160,000         160,000
Donnelley (R.R.) & Sons Co.
 6.95%, due 1/2/97................   6,000,000       5,998,842
General Electric Capital Corp.
 5.90%, due 1/3/97................   2,295,000       2,294,248
Potomac Electric Power Co.
 6.00%, due 1/8/97................   8,000,000       7,990,666
                                                  ------------
Total Short-Term Investments
 (Cost $31,611,307)...............                  31,611,307
                                                  ------------
Total Investments
 (Cost $458,393,650) (c)..........       100.1%    565,166,699(d)
Liabilities In Excess of
 Cash and Other Assets............        (0.1)       (481,288)
                                    ----------    ------------
Net Assets........................       100.0%   $564,685,411
                                    ==========    ============

------------
(a) Non-income producing securities.
(b) Adjustable Rate. Rate shown is the rate in effect at December 31, 1996.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1996 net unrealized appreciation was $106,773,049, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $116,308,390 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,535,341.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $458,393,650).......   $565,166,699
  Receivables:
    Dividends and interest...............        723,274
    Fund shares sold.....................        718,170
    Investment securities sold...........        702,352
  Other assets...........................          1,355
                                            ------------
        Total assets.....................    567,311,850
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      1,854,625
    Adviser..............................        346,063
    Fund shares redeemed.................        175,927
    Administrator........................         47,571
    NYLIAC...............................         47,571
    Custodian............................          3,622
    Directors............................            228
  Accrued expenses.......................        150,832
                                            ------------
        Total liabilities................      2,626,439
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $564,685,411
                                             ===========
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    303,080
  Additional paid-in capital.............    457,458,315
  Accumulated undistributed net realized
    gain on investments..................        150,967
  Net unrealized appreciation on
    investments..........................    106,773,049
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $564,685,411
                                             ===========
  Shares of capital stock outstanding....     30,308,004
                                             ===========
  Net asset value per share
    outstanding..........................   $      18.63
                                             ===========
STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  6,340,368
    Interest.............................      1,309,742
                                            ------------
        Total income.....................      7,650,110
                                            ------------
  Expenses:
    Advisory.............................      1,233,329
    Administration.......................        986,663
    Recordkeeping........................        283,024
    Shareholder communication............        211,872
    Professional.........................         88,421
    Directors............................         23,546
    Miscellaneous........................         12,482
                                            ------------
        Total expenses...................      2,839,337
                                            ------------
  Net investment income..................      4,810,773
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......     69,850,131
  Net change in unrealized appreciation
    on investments.......................     32,938,177
                                            ------------
  Net realized and unrealized gain on
    investments..........................    102,788,308
                                            ------------
  Net increase in net assets resulting
    from operations......................   $107,599,081
                                             ===========
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $4,231.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $  4,810,773    $  4,885,469
    Net realized gain on investments..................................................     69,850,131      34,444,510
    Net change in unrealized appreciation on investments..............................     32,938,177      56,914,338
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................    107,599,081      96,244,317
                                                                                         ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income........................................................     (4,810,773)     (4,897,272)
    From net realized gain on investments.............................................    (69,699,164)    (34,471,675)
                                                                                         ------------    ------------
        Total dividends and distributions to shareholders.............................    (74,509,937)    (39,368,947)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     74,877,524      35,852,696
    Net asset value of shares issued to shareholders in reinvestment of dividends and
     distributions....................................................................     74,509,937      39,368,947
                                                                                         ------------    ------------
                                                                                          149,387,461      75,221,643
    Cost of shares redeemed...........................................................    (45,298,015)    (34,751,127)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................    104,089,446      40,470,516
                                                                                         ------------    ------------
      Net increase in net assets......................................................    137,178,590      97,345,886
NET ASSETS:
  Beginning of year...................................................................    427,506,821     330,160,935
                                                                                         ------------    ------------
  End of year.........................................................................   $564,685,411    $427,506,821
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                          YEAR ENDED DECEMBER 31
                                                   1996            1995            1994            1993            1992
                                               ----------------------------------------------------------------------------
Net asset value at beginning of year........   $      17.22    $      14.69    $      15.64    $      15.53    $      15.57
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................           0.18            0.22            0.22            0.24            0.22
Net realized and unrealized gain (loss) on
  investments...............................           4.06            4.06           (0.03)           1.88            1.72
                                               ------------    ------------    ------------    ------------    ------------
Total from investment operations............           4.24            4.28            0.19            2.12            1.94
                                               ------------    ------------    ------------    ------------    ------------
Less dividends and distributions:
  From net investment income................          (0.18)          (0.22)          (0.22)          (0.25)          (0.22)
  From net realized gain on investments.....          (2.65)          (1.53)          (0.92)          (1.76)          (1.76)
                                               ------------    ------------    ------------    ------------    ------------
Total dividends and distributions...........          (2.83)          (1.75)          (1.14)          (2.01)          (1.98)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value at end of year..............   $      18.63    $      17.22    $      14.69    $      15.64    $      15.53
                                                ===========     ===========     ===========     ===========     ===========
Total investment return.....................          24.50%          29.16%           1.20%          13.71%          12.42%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................           0.98%           1.29%           1.41%           1.42%           1.50%
  Net expenses..............................           0.58%           0.62%           0.62%#          0.27%#          0.27%
  Expenses (before reimbursement)...........           0.58%           0.91%           0.65%#          0.27%#          0.27%
Portfolio turnover rate.....................            104%            104%            108%            121%             82%
Average commission rate paid................   $     0.0595             (a)             (a)             (a)             (a)
Net assets at end of year (in 000's)........   $    564,685    $    427,507    $    330,161    $    319,196    $    272,834

------------
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

                   COMMON STOCKS (96.2%)+
                                    SHARES         VALUE
                                  ------------------------
AEROSPACE/DEFENSE (2.0%)
Boeing Co. .....................     13,719     $ 1,459,359
General Dynamics Corp. .........      2,418         170,469
Lockheed Martin Corp. ..........      7,308         668,682
McDonnell Douglas Corp. ........      8,196         524,544
Northrop Grumman Corp. .........      2,190         181,222
Raytheon Co. ...................      9,079         436,927
Rockwell International Corp. ...      8,291         504,715
United Technologies Corp. ......      9,345         616,770
                                                ------------
                                                  4,562,688
                                                ------------
AIRLINES (0.3%)
AMR Corp. (a)...................      3,457         304,648
Delta Air Lines, Inc. ..........      2,945         208,727
Southwest Airlines Co. .........      5,506         121,820
USAir Group, Inc. (a)...........      2,312          54,043
                                                ------------
                                                    689,238
                                                ------------
ALUMINUM (0.4%)
Alcan Aluminum Ltd. ............      8,632         290,251
Aluminum Co. of America.........      6,718         428,272
Reynolds Metals Co. ............      2,418         136,315
                                                ------------
                                                    854,838
                                                ------------
AUTOMOBILES (1.8%)
Chrysler Corp. .................     27,924         921,492
Ford Motor Co. .................     45,305       1,444,097
General Motors Corp. ...........     28,882       1,610,171
                                                ------------
                                                  3,975,760
                                                ------------
AUTOPARTS--AFTER MARKET (0.3%)
Cooper Tire & Rubber Co. .......      3,180          62,805
Echlin Inc. ....................      2,383          75,362
Genuine Parts Co. ..............      4,670         207,815
Goodyear Tire & Rubber Co. .....      5,941         305,219
                                                ------------
                                                    651,201
                                                ------------
BEVERAGES--ALCOHOLIC (0.7%)
Anheuser-Busch Cos., Inc. ......     19,023         760,920
Brown-Forman Corp. Class B......      2,658         121,604
Coors (Adolph) Co. Class B......      1,468          27,892
Seagram Co. Ltd. ...............     14,254         552,342
                                                ------------
                                                  1,462,758
                                                ------------
BEVERAGES--SOFT DRINKS (3.0%)
Coca-Cola Co. ..................     94,994       4,999,059
PepsiCo, Inc. ..................     59,271       1,733,677
                                                ------------
                                                  6,732,736
                                                ------------
BROADCAST/MEDIA (0.4%)
Comcast Corp. Class A...........     12,452         221,801
Tele-Communications TCI Group
 Series A (a)...................     25,365         331,331
U.S. West Media Group (a).......     23,762         439,597
                                                ------------
                                                    992,729
                                                ------------

------------
+ Percentages indicated are based on Fund net assets.

                                    SHARES         VALUE
                                  ------------------------
BUILDING MATERIALS (0.2%)
Masco Corp. ....................      6,131         220,716
Owens-Corning Corp. ............      1,998          85,165
Sherwin-Williams Co. ...........      3,230         180,880
                                                ------------
                                                    486,761
                                                ------------

------------
+ Percentages indicated are based on Fund net assets.

                                    SHARES         VALUE
                                  ------------------------
CHEMICALS (2.3%)
Air Products & Chemicals,
 Inc. ..........................      4,294     $   296,823
Dow Chemical Co. ...............      9,421         738,371
Du Pont (E.I.) De Nemours &
 Co. ...........................     21,540       2,032,838
Eastman Chemical Co. ...........      3,115         172,104
Goodrich (B.F.) Co. ............      2,046          82,863
Hercules, Inc. .................      4,084         176,633
Monsanto Co. ...................     22,473         873,638
Praxair, Inc. ..................      5,890         271,676
Rohm & Haas Co. ................      2,471         201,695
Union Carbide Corp. ............      5,093         208,176
                                                ------------
                                                  5,054,817
                                                ------------
CHEMICALS--DIVERSIFIED (0.3%)
Avery Dennison Corp. ...........      4,110         145,391
Engelhard Corp. ................      5,496         105,111
FMC Corp. (a)...................      1,450         101,681
PPG Industries Inc. ............      7,135         400,452
                                                ------------
                                                    752,635
                                                ------------
CHEMICALS--SPECIALTY (0.3%)
Grace (W.R.) & Co. .............      3,364         174,087
Great Lakes Chemical Corp. .....      2,481         115,987
Morton International, Inc. .....      5,405         220,254
Nalco Chemical Co. .............      2,521          91,071
Sigma-Aldrich Corp. ............      1,897         118,444
                                                ------------
                                                    719,843
                                                ------------
COMMUNICATION--EQUIPMENT
 MANUFACTURERS (2.1%)
Andrew Corp. (a)................      2,347         124,537
Bay Networks, Inc. (a)..........      7,217         150,655
Cabletron Systems, Inc. (a).....      5,936         197,372
Cisco Systems, Inc. (a).........     24,827       1,579,618
DSC Communications Corp. (a)....      4,408          78,793
General Instrument Corp. (a)....      5,206         112,580
Lucent Technologies Inc. .......     24,416       1,129,240
Northern Telecom Ltd. ..........      9,874         610,954
Scientific-Atlanta, Inc. .......      2,956          44,340
Tellabs, Inc. (a)...............      6,922         260,440
3Com Corp. (a)..................      6,437         472,315
                                                ------------
                                                  4,760,844
                                                ------------
COMPUTERS--SOFTWARE & SERVICES
 (3.2%)
Autodesk, Inc. .................      1,732          48,496
Automatic Data Processing,
 Inc. ..........................     11,058         474,112
Ceridian Corp. (a)..............      2,629         106,475
Computer Associates
 International, Inc. ...........     13,936         693,316
Computer Sciences Corp. (a).....      2,838         233,071
First Data Corp. ...............     17,057         622,580
Microsoft Corp. (a).............     45,599       3,767,617
Novell Inc. (a).................     13,157         124,581
Oracle Corp. (a)................     25,064       1,046,422
Shared Medical Systems Corp. ...        920          45,310
                                                ------------
                                                  7,161,980
                                                ------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                 COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
COMPUTER SYSTEMS (3.5%)
Amdahl Corp. (a)................      4,529     $    54,914
Apple Computer, Inc. (a)........      4,693          97,967
Compaq Computer Corp. (a).......     10,236         760,023
Data General Corp. (a)..........      1,474          21,373
Dell Computer Corp. (a).........      6,870         364,969
Digital Equipment Corp. (a).....      5,883         213,994
EMC Corp. (a)...................      8,777         290,738
Hewlett-Packard Co. ............     38,966       1,958,042
Intergraph Corp. (a)............      1,748          17,917
International Business Machines
 Corp. .........................     19,748       2,981,948
Seagate Technology (a)..........      9,584         378,568
Silicon Graphics Inc. (a).......      6,691         170,620
Sun Microsystems (a)............     14,103         362,271
Tandem Computers Inc. (a).......      4,379          60,211
Unisys Corp. (a)................      6,571          44,354
                                                ------------
                                                  7,777,909
                                                ------------
CONGLOMERATES (0.3%)
Tenneco, Inc. ..................      6,567         296,336
Textron Inc. ...................      3,100         292,175
                                                ------------
                                                    588,511
                                                ------------
CONTAINERS--METAL & GLASS (0.1%)
Ball Corp. .....................      1,134          29,484
Crown Cork & Seal Co., Inc. ....      4,919         267,471
                                                ------------
                                                    296,955
                                                ------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ................      2,034          75,004
Stone Container Corp. ..........      3,708          55,157
Temple-Inland Inc. .............      2,090         113,121
                                                ------------
                                                    243,282
                                                ------------
COSMETICS (0.8%)
Alberto-Culver Co. Class B......      1,097          52,656
Avon Products, Inc. ............      5,142         293,737
Gillette Co. ...................     17,035       1,324,471
International Flavors &
 Fragrances Inc. ...............      4,270         192,150
                                                ------------
                                                  1,863,014
                                                ------------
DRUGS (4.0%)
Lilly (Eli) & Co. ..............     20,959       1,530,007
Merck & Co., Inc. ..............     46,061       3,650,334
Pfizer Inc. ....................     24,606       2,039,222
Pharmacia & Upjohn, Inc. .......     19,435         770,112
Schering-Plough Corp. ..........     14,049         909,673
                                                ------------
                                                  8,899,348
                                                ------------
ELECTRIC POWER COMPANIES (2.8%)
American Electric Power Co.,
 Inc. ..........................      7,133         293,345
Baltimore Gas & Electric Co. ...      5,626         150,495
Carolina Power & Light Co. .....      5,845         213,342
Central & South West Corp. .....      7,963         204,052
Cinergy Corp. ..................      6,063         202,353
Consolidated Edison Co. of New
 York, Inc. ....................      8,986         262,840
Dominion Resources, Inc. .......      6,748         259,798

                                    SHARES         VALUE
                                  ------------------------
ELECTRIC POWER
 COMPANIES (Continued)
DTE Energy Co. .................      5,499     $   178,030
Duke Power Co. .................      7,829         362,091
Edison International............     16,567         329,269
Entergy Corp. ..................      8,689         241,120
FPL Group, Inc. ................      6,975         320,850
General Public Utilities
 Corp. .........................      4,603         154,776
Houston Industries Inc. ........      8,988         203,354
Niagara Mohawk Power Corp.
 (a)............................      5,574          55,043
Northern States Power Co. ......      2,616         120,009
Ohio Edison Co. ................      5,819         132,382
Pacific Gas & Electric Co. .....     15,861         333,081
PacifiCorp......................     11,184         229,272
PECO Energy Co. ................      8,471         213,893
PP&L Resources, Inc. ...........      6,106         140,438
Public Service Enterprise Group
 Inc. ..........................      9,317         253,888
Southern Co. (The)..............     25,672         580,829
Texas Utilities Co. ............      8,616         351,102
Unicom Corp. ...................      8,237         223,429
Union Electric Co. .............      3,929         151,267
                                                ------------
                                                  6,160,348
                                                ------------
ELECTRICAL EQUIPMENT (3.8%)
AMP Inc. .......................      8,368         321,122
Emerson Electric Co. ...........      8,605         832,534
General Electric Co. ...........     62,843       6,213,602
General Signal Corp. ...........      1,880          80,370
Grainger (W.W.), Inc. ..........      1,928         154,722
Honeywell, Inc. ................      4,888         321,386
Raychem Corp. ..................      1,685         135,010
Thomas & Betts Corp. ...........      2,016          89,460
Westinghouse Electric Corp. ....     15,903         316,072
                                                ------------
                                                  8,464,278
                                                ------------
ELECTRONIC--DEFENSE (0.0%) (b)
EG&G, Inc. .....................      1,878          37,795
                                                ------------
ELECTRONIC-- INSTRUMENTATION
 (0.1%)
Perkin-Elmer Corp. .............      1,682          99,028
Tektronix, Inc. ................      1,273          65,241
                                                ------------
                                                    164,269
                                                ------------
ELECTRONIC-- SEMICONDUCTORS
 (3.1%)
Advanced Micro Devices, Inc.
 (a)............................      5,044         129,883
Applied Materials, Inc. (a).....      6,838         245,741
Intel Corp. ....................     31,499       4,124,400
LSI Logic Corp. (a).............      4,964         132,787
Micron Technology, Inc. ........      7,956         231,718
Motorola, Inc. .................     22,642       1,389,653
National Semiconductor Corp.
 (a)............................      5,160         125,775
Texas Instruments, Inc. ........      7,241         461,614
                                                ------------
                                                  6,841,571
                                                ------------
ENGINEERING & CONSTRUCTION
 (0.1%)
Fluor Corp. ....................      3,185         199,859
Foster Wheeler Corp. ...........      1,595          59,214
                                                ------------
                                                    259,073
                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                 COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
ENTERTAINMENT (1.4%)
King World Productions, Inc.
 (a)............................      1,458     $    53,764
Time Warner Inc. ...............     21,879         820,463
Viacom, Inc. Class B (a)........     13,608         474,579
Walt Disney Co. (The)...........     25,914       1,804,262
                                                ------------
                                                  3,153,068
                                                ------------
FINANCIAL-- MISCELLANEOUS (2.2%)
American Express Co. ...........     18,176       1,026,944
American General Corp. .........      7,899         322,872
Dean Witter, Discover & Co. ....      6,361         421,416
Federal Home Loan Mortgage
 Corp. .........................      6,891         758,871
Federal National Mortgage
 Association....................     41,727       1,554,331
Green Tree Financial Corp. .....      5,281         203,979
MBIA Corp. .....................      1,604         162,405
MBNA Corp. .....................      8,517         353,455
Transamerica Corp. .............      2,535         200,265
                                                ------------
                                                  5,004,538
                                                ------------
FOOD DISTRIBUTORS (0.2%)
Fleming Cos., Inc. .............      1,461          25,202
Supervalu Inc. .................      2,629          74,598
Sysco Corp. ....................      6,940         226,418
                                                ------------
                                                    326,218
                                                ------------
FOODS (2.8%)
Archer-Daniels-Midland Co. .....     20,841         458,502
Campbell Soup Co. ..............      8,949         718,157
ConAgra, Inc. ..................      9,255         460,436
CPC International Inc. .........      5,499         426,173
General Mills, Inc. ............      6,033         382,341
Heinz (H.J.) Co. ...............     14,104         504,218
Hershey Foods Corp. ............      5,830         255,063
Kellogg Co. ....................      8,066         529,331
Quaker Oats Co. ................      5,143         196,077
Ralston-Ralston Purina Group....      4,080         299,370
Sara Lee Corp. .................     18,529         690,205
Unilever, N.V. .................      6,159       1,079,365
Wrigley (Wm.) Jr. Co. ..........      4,468         251,325
                                                ------------
                                                  6,250,563
                                                ------------
GOLD (0.5%)
Barrick Gold Corp. .............     13,667         392,926
Battle Mountain Gold Co. .......      8,541          58,719
Echo Bay Mines Ltd. ............      5,316          35,219
Homestake Mining Co. ...........      5,576          79,458
Newmont Mining Corp. ...........      3,803         170,184
Placer Dome Inc. ...............      9,155         199,121
Santa Fe Pacific Gold Corp. ....      4,983          76,614
                                                ------------
                                                  1,012,241
                                                ------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. ...........      3,345         100,768
Snap-On, Inc. ..................      2,319          82,615
Stanley Works (The).............      3,406          91,962
                                                ------------
                                                    275,345
                                                ------------
HEALTH CARE-- DIVERSIFIED (3.8%)
Abbott Laboratories.............     29,621       1,503,266
Allergan, Inc. .................      2,449          87,246
American Home Products Corp. ...     24,262       1,422,360

                                    SHARES         VALUE
                                  ------------------------
HEALTH CARE--
 DIVERSIFIED (Continued)
Bristol-Myers Squibb Co. .......     19,200     $ 2,088,000
Johnson & Johnson...............     50,923       2,533,419
Mallinckrodt Group Inc. ........      2,939         129,683
Warner-Lambert Co. .............     10,332         774,900
                                                ------------
                                                  8,538,874
                                                ------------
HEALTH CARE--HMOs (0.2%)
Humana Inc. (a).................      6,228         119,111
United Healthcare Corp. ........      6,994         314,730
                                                ------------
                                                    433,841
                                                ------------
HEALTH CARE-- MISCELLANEOUS
 (0.3%)
ALZA Corp. (a)..................      3,186          82,438
Amgen Inc. (a)..................     10,148         551,797
Beverly Enterprises, Inc. (a)...      3,696          47,124
Manor Care, Inc. ...............      2,403          64,881
                                                ------------
                                                    746,240
                                                ------------
HEAVY TRUCKS & PARTS (0.3%)
Cummins Engine Co., Inc. .......      1,520          69,920
Dana Corp. .....................      3,903         127,336
Eaton Corp. ....................      2,959         206,390
ITT Industries, Inc. ...........      4,495         110,128
Navistar International Corp.
 (a)............................      2,947          26,891
PACCAR Inc. ....................      1,441          97,988
                                                ------------
                                                    638,653
                                                ------------
HOMEBUILDING (0.0%) (b)
Centex Corp. ...................      1,115          41,952
Kaufman & Broad Home Corp. .....      1,465          18,862
Pulte Corp. ....................        957          29,428
                                                ------------
                                                     90,242
                                                ------------
HOSPITAL MANAGEMENT (0.6%)
Columbia/HCA Healthcare
 Corp. .........................     25,582       1,042,466
Tenet Healthcare Corp. (a)......      8,273         180,972
                                                ------------
                                                  1,223,438
                                                ------------
HOTEL--MOTEL (0.4%)
Harrah's Entertainment, Inc.
 (a)............................      3,961          78,725
Hilton Hotels Corp. ............      9,391         245,340
ITT Corp. (a)...................      4,478         194,233
Marriott International Inc. ....      4,930         272,382
                                                ------------
                                                    790,680
                                                ------------
HOUSEHOLD--FURNISHINGS &
 APPLIANCES (0.1%)
Armstrong World Industries,
 Inc. ..........................      1,482         102,999
Maytag Corp. ...................      3,950          78,012
Whirlpool Corp. ................      2,814         131,203
                                                ------------
                                                    312,214
                                                ------------
HOUSEHOLD PRODUCTS (2.0%)
Clorox Co. (The)................      1,933         194,025
Colgate-Palmolive Co. ..........      5,652         521,397
Kimberly-Clark Corp. ...........     10,792       1,027,938
Procter & Gamble Co. (The)......     26,203       2,816,822
                                                ------------
                                                  4,560,182
                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                 COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
HOUSEWARES (0.2%)
Newell Co. .....................      6,034     $   190,071
Rubbermaid Inc. ................      5,735         130,471
Tupperware Corp. ...............      2,402         128,808
                                                ------------
                                                    449,350
                                                ------------
INSURANCE BROKERS (0.3%)
Alexander & Alexander
 Services Inc. .................      1,687          29,312
Aon Corp. ......................      4,185         259,993
Marsh & McLennan Cos., Inc. ....      2,803         291,512
                                                ------------
                                                    580,817
                                                ------------
INVESTMENT BANK/ BROKERAGE
 (0.5%)
Merrill Lynch & Co., Inc. ......      6,435         524,452
Morgan Stanley Group Inc. ......      5,893         336,638
Salomon Inc. ...................      4,011         189,018
                                                ------------
                                                  1,050,108
                                                ------------
LEISURE TIME (0.0%) (b)
Brunswick Corp. ................      3,741          89,784
                                                ------------
LIFE INSURANCE (0.6%)
Aetna Inc. .....................      5,760         460,800
Jefferson-Pilot Corp. ..........      2,742         155,266
Lincoln National Corp. .........      4,031         211,628
Providian Corp. ................      3,588         184,334
Torchmark Corp. ................      2,685         135,592
UNUM Corp. .....................      2,769         200,060
USLIFE Corp. ...................      1,321          43,923
                                                ------------
                                                  1,391,603
                                                ------------
MACHINE TOOLS (0.0%) (b)
Cincinnati Milacron Inc. .......      1,478          32,331
Giddings & Lewis, Inc. .........      1,300          16,738
                                                ------------
                                                     49,069
                                                ------------
MACHINERY--DIVERSIFIED (0.8%)
Briggs & Stratton Corp. ........      1,131          49,764
Case Corp. .....................      2,801         152,655
Caterpillar Inc. ...............      7,389         556,022
Cooper Industries Inc. .........      4,147         174,692
Deere & Co. ....................      9,987         405,722
Harnischfeger Industries,
 Inc. ..........................      1,780          85,663
Ingersoll-Rand Co. .............      4,136         184,052
NACCO Industries, Inc. Class
 A..............................        349          18,671
Thermo Electron Corp. (a).......      2,500         103,125
Timken Co. (The)................      1,153          52,894
                                                ------------
                                                  1,783,260
                                                ------------
MAJOR REGIONAL BANKS (4.6%)
Banc One Corp. .................     16,358         703,394
Bank of Boston Corp. ...........      5,795         372,329
Bank of New York Co., Inc.
 (The)..........................     14,935         504,056
Barnett Banks, Inc. ............      7,253         298,280
Boatmen's Bancshares, Inc. .....      5,984         385,968
Comerica Inc. ..................      4,136         216,623
CoreStates Financial Corp. .....      8,492         440,523
Fifth Third Bancorp.............      3,927         246,665
First Bank System, Inc. ........      5,088         347,256
First Union Corp. ..............     10,584         783,216
Fleet Financial Group, Inc. ....     10,038         500,645
KeyCorp.........................      8,768         442,784
Mellon Bank Corp. ..............      5,015         356,065
National City Corp. ............      8,410         377,399
NationsBank Corp. ..............     11,120       1,086,980
Norwest Corp. ..................     14,213         618,265
PNC Bank Corp. .................     13,034         490,404
Republic New York Corp. ........      2,086         170,270
SunTrust Banks, Inc. ...........      8,680         427,490
U.S. Bancorp....................      5,858         263,244
Wachovia Corp. .................      6,474         365,781
Wells Fargo & Co. ..............      3,546         956,533
                                                ------------
                                                 10,354,170
                                                ------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises Inc. .....      1,588          43,670
                                                ------------
MANUFACTURING-- DIVERSIFIED
 (1.0%)
AlliedSignal Inc. ..............     10,850         726,950
Crane Co. ......................      1,708          49,547
Dover Corp. ....................      4,318         216,980
Illinois Tool Works Inc. .......      4,728         377,649
Johnson Controls, Inc. .........      1,631         135,169
Millipore Corp. ................      1,731          71,620
Pall Corp. .....................      4,347         110,849
Parker-Hannifin Corp. ..........      2,926         113,382
TRINOVA Corp. ..................      1,104          40,158
Tyco International Ltd. ........      5,845         309,054
                                                ------------
                                                  2,151,358
                                                ------------
MEDICAL PRODUCTS (1.0%)
Bard (C.R.), Inc. ..............      2,200          61,600
Bausch & Lomb Inc. .............      2,209          77,315
Baxter International Inc. ......     10,397         426,277
Becton, Dickinson & Co. ........      4,758         206,378
Biomet, Inc. ...................      4,355          65,869
Boston Scientific Corp. (a).....      6,815         408,900
Guidant Corp. ..................      2,781         158,517
Medtronic, Inc. ................      9,201         625,668
St. Jude Medical, Inc. (a)......      3,055         130,219
United States Surgical Corp. ...      2,385          93,910
                                                ------------
                                                  2,254,653
                                                ------------
METALS--MISCELLANEOUS (0.3%)
ASARCO Inc. ....................      1,654          41,143
Cyprus Amax Minerals Co. .......      3,513          82,116
Freeport-McMoRan Copper & Gold
 Inc. Class B...................      7,460         222,868
Inco Ltd. ......................      6,443         205,371
Phelps Dodge Corp. .............      2,502         168,885
                                                ------------
                                                    720,383
                                                ------------
MISCELLANEOUS (1.4%)
AirTouch Communications, Inc.
 (a)............................     19,025         480,381
American Greetings Corp. Class
 A..............................      2,824          80,131
Corning Inc. ...................      8,830         408,388
Harcourt General, Inc. .........      2,698         124,445
Harris Corp. ...................      1,499         102,869
Jostens, Inc. ..................      1,626          34,349
Minnesota Mining & Manufacturing
 Co. ...........................     16,014       1,327,160

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                 COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
MISCELLANEOUS (Continued)
Pioneer Hi-Bred International,
 Inc. ..........................      3,126     $   218,820
TRW, Inc. ......................      4,905         242,798
Whitman Corp. ..................      3,976          90,951
                                                ------------
                                                  3,110,292
                                                ------------
MONEY CENTER BANKS (2.8%)
BankAmerica Corp. ..............     13,749       1,371,463
Bankers Trust New York Corp. ...      3,041         262,286
Chase Manhattan Corp. ..........     16,702       1,490,653
Citicorp........................     17,921       1,845,863
First Chicago Corp. ............     12,100         650,375
Morgan (J.P.) & Co., Inc. ......      7,158         698,800
                                                ------------
                                                  6,319,440
                                                ------------
MULTI--LINE INSURANCE (1.7%)
American International Group,
 Inc. ..........................     17,988       1,947,201
CIGNA Corp. ....................      2,948         402,771
ITT Hartford Group, Inc. .......      4,486         302,805
Travelers Group Inc. ...........     24,579       1,115,272
                                                ------------
                                                  3,768,049
                                                ------------
NATURAL GAS DISTRIBUTORS
 & PIPELINES (0.9%)
Coastal Corp. ..................      3,980         194,522
Columbia Gas System, Inc. ......      2,068         131,576
Consolidated Natural Gas Co. ...      3,576         197,574
Eastern Enterprises.............        773          27,345
Enron Corp. ....................      9,577         413,008
ENSERCH Corp. ..................      2,624          60,352
NICOR Inc. .....................      1,909          68,247
NorAm Energy Corp. .............      5,170          79,489
ONEOK Inc. .....................      1,084          32,520
Pacific Enterprises.............      3,187          96,805
PanEnergy Corp. ................      5,778         260,010
Peoples Energy Corp. ...........      1,316          44,580
Sonat, Inc. ....................      3,249         167,324
Williams Cos., Inc. (The).......      5,952         223,200
                                                ------------
                                                  1,996,552
                                                ------------
OFFICE EQUIPMENT & SUPPLIES
 (0.6%)
Alco Standard Corp. ............      4,899         252,911
Moore Corp. Ltd. ...............      3,875          78,953
Pitney Bowes Inc. ..............      5,800         316,100
Xerox Corp. ....................     12,406         652,866
                                                ------------
                                                  1,300,830
                                                ------------
OIL & GAS DRILLING (0.1%)
Helmerich & Payne, Inc. ........        946          49,310
Rowan Cos., Inc. (a)............      3,213          72,694
                                                ------------
                                                    122,004
                                                ------------
OIL--EXPLORATION & PRODUCTION
 (0.3%)
Burlington Resources Inc. ......      4,809         242,253
Oryx Energy Co. (a).............      4,034          99,842
Santa Fe Energy
 Resources, Inc. (a)............      3,406          47,258
Union Pacific Resources
 Group, Inc. ...................      9,593         280,595
                                                ------------
                                                    669,948
                                                ------------
OIL--INTEGRATED DOMESTIC (1.3%)
Amerada Hess Corp. .............      3,562         206,151
Ashland Inc. ...................      2,422         106,265
Atlantic Richfield Co. .........      6,168         817,260
Kerr-McGee Corp. ...............      1,887         135,864
Louisiana Land &
 Exploration Co. (The)..........      1,292          69,284
Occidental Petroleum Corp. .....     12,521         292,678
Pennzoil Co. ...................      1,813         102,435
Phillips Petroleum Co. .........      9,975         441,394
Sun Co., Inc. ..................      2,836          69,127
Unocal Corp. ...................      9,512         386,425
USX-Marathon Group..............     10,932         261,001
                                                ------------
                                                  2,887,884
                                                ------------
OIL--INTEGRATED INTERNATIONAL
 (6.3%)
Amoco Corp. ....................     19,068       1,534,974
Chevron Corp. ..................     24,947       1,621,555
Exxon Corp. ....................     47,561       4,660,978
Mobil Corp. ....................     15,044       1,839,129
Royal Dutch Petroleum Co. ......     20,570       3,512,328
Texaco Inc. ....................     10,091         990,179
                                                ------------
                                                 14,159,143
                                                ------------
OIL--WELL EQUIPMENT & SERVICES
 (0.8%)
Baker Hughes Inc. ..............      5,442         187,749
Dresser Industries, Inc. .......      6,919         214,489
Halliburton Co. ................      4,814         290,043
McDermott International,
 Inc. ..........................      2,069          34,397
Schlumberger Ltd. ..............      9,360         934,830
Western Atlas Inc. (a)..........      2,026         143,593
                                                ------------
                                                  1,805,101
                                                ------------
PAPER & FOREST PRODUCTS (0.9%)
Boise Cascade Corp. ............      1,821          57,817
Champion International Corp. ...      3,695         159,809
Georgia-Pacific Corp. ..........      3,527         253,944
International Paper Co. ........     11,421         461,123
James River Corp. of Virginia...      3,210         106,331
Louisiana-Pacific Corp. ........      4,139          87,436
Mead Corp. .....................      2,058         119,621
Potlatch Corp. .................      1,114          47,902
Union Camp Corp. ...............      2,637         125,917
Westvaco Corp. .................      3,860         110,975
Weyerhaeuser Co. ...............      7,571         358,676
Willamette Industries, Inc. ....      2,082         144,959
                                                ------------
                                                  2,034,510
                                                ------------
PERSONAL LOANS (0.2%)
Beneficial Corp. ...............      2,052         130,045
Household International,
 Inc. ..........................      3,727         343,816
                                                ------------
                                                    473,861
                                                ------------
PHOTOGRAPHY/IMAGING (0.5%)
Eastman Kodak Co. ..............     12,826       1,029,287
Polaroid Corp. .................      1,725          75,037
                                                ------------
                                                  1,104,324
                                                ------------
POLLUTION CONTROL (0.4%)
Browning-Ferris Industries
 Inc. ..........................      8,079         212,074

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                 COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
POLLUTION CONTROL (Continued)
Laidlaw Inc. Class B............     12,016     $   138,184
WMX Technologies, Inc. .........     18,523         604,313
                                                ------------
                                                    954,571
                                                ------------
PROPERTY--CASUALTY INSURANCE
 (1.3%)
Allstate Corp. .................     17,039         986,132
Chubb Corp. ....................      6,709         360,609
General Re Corp. ...............      3,165         499,279
Loews Corp. ....................      4,446         419,035
MGIC Investment Corp. ..........      2,244         170,544
SAFECO Corp. ...................      4,830         190,483
St. Paul Cos., Inc. (The).......      3,176         186,193
USF&G Corp. ....................      4,571          95,420
                                                ------------
                                                  2,907,695
                                                ------------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)....      3,888         179,334
Meredith Corp. .................      1,004          52,961
                                                ------------
                                                    232,295
                                                ------------
PUBLISHING--NEWSPAPER (0.5%)
Dow Jones & Co., Inc. ..........      3,750         127,031
Gannett Co., Inc. ..............      5,426         406,272
Knight-Ridder Inc. .............      3,762         143,897
New York Times Co. (The) Class
 A..............................      3,720         141,360
Times Mirror Co. (The) Class
 A..............................      3,919         194,970
Tribune Co. ....................      2,320         182,990
                                                ------------
                                                  1,196,520
                                                ------------
RAILROADS (1.0%)
Burlington Northern
 Santa Fe Corp. ................      5,903         509,872
Conrail Inc. ...................      3,019         300,768
CSX Corp. ......................      8,108         342,563
Norfolk Southern Corp. .........      4,799         419,912
Union Pacific Corp. ............      9,339         561,507
                                                ------------
                                                  2,134,622
                                                ------------
RESTAURANTS (0.6%)
Darden Restaurants, Inc. .......      6,139          53,716
McDonald's Corp. ...............     26,732       1,209,623
Wendy's International, Inc. ....      4,877          99,979
                                                ------------
                                                  1,363,318
                                                ------------
RETAIL STORES--APPAREL (0.3%)
Charming Shoppes, Inc. (a)......      3,956          20,027
Gap, Inc. (The).................     11,021         332,008
Limited, Inc. (The).............     10,307         189,391
TJX Cos., Inc. (The)............      2,843         134,687
                                                ------------
                                                    676,113
                                                ------------
RETAIL STORES-- DEPARTMENT
 (0.7%)
Dillard Department Stores, Inc.
 Class A........................      4,319         133,349
Federated Department Stores,
 Inc. (a).......................      7,947         271,191
May Department Stores Co. ......      9,560         446,930
Mercantile Stores Co., Inc. ....      1,448          71,495
Nordstrom, Inc. ................      3,051         108,120
Penney (J.C.) Co. Inc. .........      8,588         418,665
                                                ------------
                                                  1,449,750
                                                ------------

RETAIL STORES--DRUG (0.3%)
Longs Drug Stores Corp. ........        763          37,483
Rite-Aid Corp. .................      4,475         177,881
Walgreen Co. ...................      9,390         375,600
                                                ------------
                                                    590,964
                                                ------------
RETAIL STORES--FOOD CHAIN (0.5%)
Albertson's, Inc. ..............      9,618         342,641
American Stores Co. ............      5,733         234,336
Giant Food, Inc. Class A........      2,260          77,970
Great Atlantic & Pacific
 Tea Co., Inc. (The)............      1,471          46,888
Kroger Co. (a)..................      4,762         221,433
Winn-Dixie Stores, Inc. ........      5,809         183,710
                                                ------------
                                                  1,106,978
                                                ------------
RETAIL STORES--GENERAL
 MERCHANDISE (1.4%)
Dayton-Hudson Corp. ............      8,381         328,954
Kmart Corp. (a).................     18,414         191,045
Sears, Roebuck & Co. ...........     14,933         688,785
Wal-Mart Stores, Inc. ..........     87,663       2,005,291
                                                ------------
                                                  3,214,075
                                                ------------
RETAIL STORES--SPECIALTY (1.0%)
Autozone, Inc. (a)..............      2,600          71,500
Circuit City Stores, Inc. ......      3,736         112,547
CVS Corp. ......................      3,984         164,838
Home Depot, Inc. (The)..........     18,264         915,483
Lowe's Cos., Inc. ..............      6,589         233,909
Pep Boys-Manny, Moe & Jack......      2,400          73,800
Price/Costco, Inc. (a)..........      7,518         188,890
Tandy Corp. ....................      2,281         100,364
Toys "R" Us, Inc. (a)...........     10,448         313,440
Woolworth Corp. (a).............      5,075         111,016
                                                ------------
                                                  2,285,787
                                                ------------
SAVINGS & LOANS (0.2%)
Ahmanson (H.F.) & Co. ..........      4,003         130,097
Golden West Financial Corp. ....      2,246         141,779
Great Western Financial
 Corp. .........................      5,233         151,757
                                                ------------
                                                    423,633
                                                ------------
SHOES (0.3%)
Nike Inc. Class B...............     11,005         657,549
Reebok International Ltd. ......      2,128          89,376
Stride Rite Corp. ..............      1,893          18,930
                                                ------------
                                                    765,855
                                                ------------
SPECIALIZED SERVICES (0.8%)
Block (H&R), Inc. ..............      3,964         114,956
Cognizant Corp. ................      6,458         213,114
CUC International Inc. (a)......     14,978         355,727
Dun & Bradstreet Corp. (The)....      6,452         153,235
Ecolab Inc. ....................      2,435          91,617
HFS Inc. (a)....................      4,783         285,784
Interpublic Group of Cos.,
 Inc. ..........................      3,016         143,260

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                 COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
SPECIALIZED SERVICES (Continued)
National Service Industries,
 Inc. ..........................      1,867     $    69,779
Safety-Kleen Corp. .............      2,231          36,533
Service Corp. International.....      8,939         250,292
                                                ------------
                                                  1,714,297
                                                ------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. ...................      3,172         103,883
Donnelley (R.R.) & Sons Co. ....      5,837         183,136
Harland (John H.) Co. ..........      1,150          37,950
                                                ------------
                                                    324,969
                                                ------------
STEEL (0.3%)
Allegheny Teledyne Inc. ........      6,678         153,594
Armco Inc. (a)..................      4,097          16,900
Bethlehem Steel Corp. (a).......      4,235          38,115
Inland Steel Industries Inc. ...      1,835          36,700
Nucor Corp. ....................      3,373         172,023
USX-U.S. Steel Group............      3,245         101,812
Worthington Industries, Inc. ...      3,472          62,930
                                                ------------
                                                    582,074
                                                ------------
TELECOMMUNICATIONS--
 LONG DISTANCE (2.1%)
AT&T Corp. .....................     61,795       2,688,083
MCI Communications Corp. .......     26,391         862,656
Sprint Corp. ...................     16,455         656,143
WorldCom, Inc. (a)..............     22,471         585,650
                                                ------------
                                                  4,792,532
                                                ------------
TELEPHONE (4.0%)
ALLTEL Corp. ...................      7,287         228,630
Ameritech Corp. ................     21,136       1,281,370
Bell Atlantic Corp. ............     16,698       1,081,196
BellSouth Corp. ................     37,929       1,531,383
Frontier Corp. .................      3,300          74,662
GTE Corp. ......................     36,708       1,670,214
NYNEX Corp. ....................     16,726         804,939
Pacific Telesis Group...........     16,386         602,185
SBC Communications Inc. ........     23,217       1,201,480
US West, Inc. ..................     18,139         584,983
                                                ------------
                                                  9,061,042
                                                ------------
TEXTILES--APPAREL MANUFACTURERS
 (0.2%)
Fruit of the Loom, Inc.
 Class A (a)....................      2,887         109,345
Liz Claiborne, Inc. ............      2,827         109,193
Russell Corp. ..................      1,494          44,447
Springs Industries, Inc. Class
 A..............................        759          32,637
VF Corp. .......................      2,429         163,957
                                                ------------
                                                    459,579
                                                ------------

TOBACCO (1.8%)
American Brands, Inc. ..........      6,503     $   322,711
Philip Morris Cos., Inc. .......     31,308       3,526,064
UST Inc. .......................      7,209         233,391
                                                ------------
                                                  4,082,166
                                                ------------
TOYS (0.2%)
Hasbro Inc. ....................      3,344         129,998
Mattel, Inc. ...................     10,374         287,879
                                                ------------
                                                    417,877
                                                ------------
TRANSPORTATION-- MISCELLANEOUS
 (0.1%)
Federal Express Corp. (a).......      4,412         196,334
Ryder System, Inc. .............      3,026          85,106
                                                ------------
                                                    281,440
                                                ------------
TRUCKERS (0.0%) (b)
Caliber System, Inc. ...........      1,501          28,894
                                                ------------
Total Common Stocks
 (Cost $170,996,078)............                215,528,727 (c)
                                                ------------
           SHORT-TERM
       INVESTMENTS (3.2%)
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
U.S. GOVERNMENT (3.2%)
United States Treasury Bills
 4.85%, due 2/6/97 (d).......... $4,000,000       3,980,680
 4.91%, due 1/30/97 (d).........  2,100,000       2,091,890
 4.95%, due 3/27/97 (d).........    700,000         691,756
 4.96%, due 4/3/97 (d)..........    400,000         394,782
                                                ------------
Total Short-Term Investments
 (Cost $7,159,482)..............                  7,159,108
                                                ------------
Total Investments
 (Cost $178,155,560) (f)........       99.4%    222,687,835 (g)
Cash and Other Assets,
 Less Liabilities...............        0.6       1,256,712
                                  ---------     ------------
Net Assets......................      100.0%    $223,944,547
                                  =========     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                  FUTURES CONTRACTS (0.1%)
                                  CONTRACTS      UNREALIZED
                                     LONG       DEPRECIATION
                                  ------------------------
Standard & Poor's 500
 March 1997.....................         20     $  (128,945)
                                                ------------
Total Futures Contracts
 (Settlement Value
   $7,573,945)..................                $  (128,945) (e)
                                                ============

------------
(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.6% of net assets.
(d) Segregated as collateral for futures contracts.
(e) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1996.
(f)  The cost for Federal income tax purposes is $178,343,936.
(g) At December 31, 1996 net unrealized appreciation was $44,343,899, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $46,450,970 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,107,071.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
INDEXED EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $178,155,560).......   $222,687,835
  Cash...................................         20,758
  Receivables:
    Investment securities sold...........        761,910
    Fund shares sold.....................        753,407
    Dividends and interest...............        333,536
  Other assets...........................            313
        Total assets.....................    224,557,759
LIABILITIES:
  Payables:
    Investment securities purchased......        344,033
    Administrator........................         18,420
    Adviser..............................         18,420
    NYLIAC...............................         15,757
    Custodian............................         11,048
    Directors............................             77
  Accrued expenses.......................         61,437
  Variation margin payable on futures
    contracts............................        144,020
        Total liabilities................        613,212
  Net assets applicable to outstanding
    shares...............................   $223,944,547
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 50 million shares
    authorized...........................   $    139,132
  Additional paid-in capital.............    178,003,114
  Accumulated undistributed net
    investment income....................            390
  Accumulated undistributed net realized
    gain on investments..................      1,398,581
  Net unrealized appreciation on
    investments..........................     44,403,330
  Net assets applicable to outstanding
    shares...............................   $223,944,547
  Shares of capital stock outstanding....     13,913,175
  Net asset value per share
    outstanding..........................   $      16.10

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  2,901,801
    Interest.............................        981,934
                                            ------------
        Total income.....................      3,883,735
                                            ------------
  Expenses:
    Administration.......................        297,742
    Advisory.............................        148,871
    Shareholder communication............        107,071
    Recordkeeping........................         82,739
    Custodian............................         52,218
    Professional.........................         46,681
    Directors............................          6,428
    Portfolio pricing....................          3,800
    Miscellaneous........................          2,697
                                            ------------
        Total expenses before
          reimbursement..................        748,247
  Expense reimbursement from
    Administrator........................        (48,553)
                                            ------------
        Net expenses.....................        699,694
                                            ------------
  Net investment income..................      3,184,041
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain from:
    Securities transactions..............      1,148,053
    Futures transactions.................      2,818,989
                                            ------------
  Net realized gain on investments.......      3,967,042
                                            ------------
  Net change in unrealized appreciation
    (depreciation) on investments:
    Securities transactions..............     25,077,972
    Futures transactions.................       (457,795)
                                            ------------
  Net unrealized gain on investments.....     24,620,177
                                            ------------
  Net realized and unrealized gain on
    investments..........................     28,587,219
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 31,771,260
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $28,866.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $  3,184,041    $  2,018,769
    Net realized gain on investments..................................................      3,967,042       3,180,447
    Net change in unrealized appreciation on investments..............................     24,620,177      19,351,538
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................     31,771,260      24,550,754
                                                                                         ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income........................................................     (3,183,651)     (2,044,642)
    From net realized gain on investments.............................................     (2,701,672)     (2,898,925)
                                                                                         ------------    ------------
        Total dividends and distributions to shareholders.............................     (5,885,323)     (4,943,567)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................    110,486,675      32,292,361
    Net asset value of shares issued to shareholders in reinvestment of dividends and
     distributions....................................................................      5,885,323       4,943,567
                                                                                         ------------    ------------
                                                                                          116,371,998      37,235,928
    Cost of shares redeemed...........................................................    (23,483,920)    (14,837,036)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................     92,888,078      22,398,892
                                                                                         ------------    ------------
      Net increase in net assets......................................................    118,774,015      42,006,079
NET ASSETS:
  Beginning of year...................................................................    105,170,532      63,164,453
                                                                                         ------------    ------------
  End of year.........................................................................   $223,944,547    $105,170,532
                                                                                          ===========     ===========
  Accumulated undistributed net investment income.....................................   $        390    $         --
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           JANUARY 29,
                                                                                                             1993 (a)
                                                                                                             THROUGH
                                                                      YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                               1996            1995            1994            1993
                                                           ------------------------------------------------------------

Net asset value at beginning of period..................   $      13.53    $      10.38    $      10.58    $     10.00
                                                           ------------    ------------    ------------    ------------
Net investment income...................................           0.24            0.27            0.24           0.19
Net realized and unrealized gain (loss) on
  investments...........................................           2.79            3.55           (0.15)          0.67
                                                           ------------    ------------    ------------    ------------
Total from investment operations........................           3.03            3.82            0.09           0.86
                                                           ------------    ------------    ------------    ------------
Less dividends and distributions:
  From net investment income............................          (0.24)          (0.28)          (0.24)         (0.19)
  From net realized gain on investments.................          (0.22)          (0.39)          (0.05)         (0.08)
  In excess of net realized gain on investments.........             --              --              --          (0.01)
                                                           ------------    ------------    ------------    ------------
Total dividends and distributions.......................          (0.46)          (0.67)          (0.29)         (0.28)
                                                           ------------    ------------    ------------    ------------
Net asset value at end of period........................   $      16.10    $      13.53    $      10.38    $     10.58
                                                            ===========     ===========     ===========    =============
Total investment return (b).............................          22.42%          36.89%           0.76%          8.53%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................           2.14%           2.52%           2.61%          2.54% +
  Net expenses..........................................           0.47%           0.47%           0.47%          0.47% +
  Expenses (before reimbursement).......................           0.50%           0.62%           0.68%          0.96% +
Portfolio turnover rate.................................              3%              5%              8%             7 %
Average commission rate paid............................   $     0.0498             (c)             (c)            (c)
Net assets at end of period (in 000's)..................   $    223,945    $    105,171    $     63,164    $    43,081

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

     MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) (the "Company") was incorporated under Maryland law on June 3, 1983. The Company is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Convertible Portfolio, which commenced operations on October 1, 1996, High Yield Corporate Bond, International Equity and Value Portfolios, which commenced operations on May 1, 1995, Capital Appreciation, Cash Management, Government, Total Return and Indexed Equity Portfolios, which commenced operations on January 29, 1993 and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Funds") are separate portfolios of the Company. Shares of the Funds are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Funds to, among others, New York Life Insurance and Annuity Corporation's Variable Annuity Separate Account I and Variable Annuity Separate Account II ("Separate Accounts", collectively). The Separate Accounts are used to fund multi-funded retirement annuity policies.

    The investment objectives for each of the Portfolios of the Company are as follows:

     Capital Appreciation:  to seek long-term growth of capital.

     Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

     Convertible:  to seek capital appreciation together with current income.

     Government: to seek a high level of current income, consistent with safety of principal.

     High Yield Corporate Bond: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies.

     International Equity: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities.

     Total Return: to realize current income consistent with reasonable opportunity for future growth of capital and income.

     Value: to realize maximum long-term total return from a combination of capital growth and income.

     Bond: to seek the highest income over the long term consistent with preservation of principal.

     Growth Equity: to seek long-term growth of capital with income as a secondary consideration.

     Indexed Equity: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

     The following is a summary of significant accounting policies followed by the Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Fund is calculated on every day the New York Stock Exchange is open for trading, except the day after Thanksgiving and Christmas Eve. Net asset value per share is calculated as of the regular close of the New York Stock Exchange (normally 4:00 P.M., Eastern time) for each Fund by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Fund's total assets, less liabilities, by the total number of outstanding shares of that Fund.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. This method involves initially valuing an instrument at its cost and thereafter amortizing the premium or accreting the discount to income over the life of the security.

    Securities of each of the other Funds are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

    Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Funds' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The International Equity Portfolio enters into forward foreign currency exchange contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

    The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

                                                   MAINSTAY VP SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO

Forward foreign currency contracts open at December 31, 1996:

                                                                           VALUE ON                          UNREALIZED
                                                        CONTRACT             TRADE           CURRENT        APPRECIATION/
                                                         AMOUNT              DATE             VALUE         (DEPRECIATION)
                                                     --------------       ----------       ----------        ------------
FOREIGN CURRENCY SALE CONTRACTS
----------------------------------------------------
Australian Dollar, expiring 3/3/97.................. A$      245,000      $   198,205      $   194,463       $     3,742
Austrian Schilling, expiring 1/15/97................ AS    6,640,000          617,677          613,131             4,546
Deutsche Mark, expiring 1/6/97 - 6/20/97............ DM   13,705,150        9,098,719        8,947,439           151,280
French Franc, expiring 1/29/97 - 2/4/97............. FF    3,105,000          606,470          598,466             8,004
Italian Lira, expiring 1/23/97...................... IL2,186,000,000        1,408,791        1,436,202           (27,411)
Japanese Yen, expiring 1/6/97 - 7/7/97.............. Y 1,322,300,000       12,344,340       11,498,841           845,499
Spanish Peseta, expiring 1/22/97.................... SP  101,150,000          781,946          777,135             4,811
                                                                                                             -----------
                                                                                                                 990,471
                                                                                                             -----------
FOREIGN CURRENCY BUY CONTRACTS
----------------------------------------------------
Australian Dollar, expiring 1/7/97.................. A$      195,000          154,245          154,873               628
Deutsche Mark, expiring 1/22/97 - 2/5/97............ DM    5,305,761        3,478,379        3,449,101           (29,278)
Japanese Yen, expiring 1/6/97 - 2/5/97.............. Y   617,296,410        5,364,916        5,336,163           (28,753)
Pound Sterling, expiring 1/7/97 - 1/15/97........... L       742,605        1,157,152        1,270,510           113,358
                                                                                                             -----------
                                                                                                                  55,955
                                                                                                             -----------
Net Appreciation....................................                                                         $ 1,046,426
                                                                                                             ===========

                                      (D)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Indexed Equity Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

    The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in long futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

                                      (E)

REPURCHASE AGREEMENTS. At the time the Funds enter into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the respective Funds' custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities are monitored by the Adviser by pricing them daily. (Also see Note 5).

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Funds are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first date of call.

                                      (G)

FOREIGN CURRENCY INVESTING. The books and records of the Company are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

       (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

    The assets and liabilities of International Equity Portfolio are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

    Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at year-end exchange rates are reflected in unrealized foreign exchange gains.

    There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

INTERNATIONAL EQUITY PORTFOLIO

Foreign cash held at December 31, 1996:

                      CURRENCY                                    COST                VALUE
    -------------------------------------------                 --------             --------
Australian Dollar            A$              410,260           $  323,185           $  325,870
Austrian Schilling           AS                  926                   87                   85
Belgian Franc                BF                7,499                  239                  236
Danish Krone                 DK                1,647                  279                  279
Deutsche Mark                DM                3,457                2,288                2,243
French Franc                 FF                5,742                1,104                1,105
Hong Kong Dollar             HK               87,122               11,263               11,263
Italian Lira                 IL            3,822,527                2,521                2,515
Japanese Yen                 Y             3,020,783               26,664               26,024
Malaysian Ringgit            MK               12,271                4,895                4,859
Netherland Guilder           NG                1,140                  654                  659
Norwegian Krone              NK               43,967                6,867                6,886
Pound Sterling               L               863,340            1,323,286            1,477,436
Singapore Dollar             S$               14,010                9,929               10,016
Spanish Peseta               SP              232,552                1,795                1,788
                                                               ----------           ----------
                                                               $1,715,056           $1,871,264
                                                               ==========           ==========

                                      (H)

MORTGAGE DOLLAR ROLLS. The Funds enter into mortgage dollar roll transactions ("MDRs") in which they sell mortgage backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Funds are classified as purchase and sale transactions. The securities sold in connection with the MDR are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the portfolio of investments and liability for such purchase commitments is included as payables for investments purchased. The Funds maintain a segregated account with the custodian containing securities from the respective portfolios having a value not less than the repurchase price, including

                                                   MAINSTAY VP SERIES FUND, INC.

accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Funds at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (I)

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

HIGH YIELD CORPORATE BOND PORTFOLIO

    The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 10% of its net assets in illiquid securities.

Restricted securities held at December 31, 1996:

                                                                       PRINCIPAL                                        PERCENT
                                                      ACQUISITION       AMOUNT/                         12/31/96           OF
                    SECURITY                             DATE            SHARES           COST           VALUE         NET ASSETS
                   ---------                           ---------        --------        --------        --------        ---------
Cosmar Corp.
 11.50%, due 12/4/97.............................        12/4/96       $1,800,000      $1,800,000      $1,800,000          0.9%
GPA Group, PLC
 Preferred Stock.................................         3/6/96        1,000,000         328,750         440,000          0.2
National Tobacco Holding, LLC
 13.50%, due 5/17/03
 16.50%, beginning 6/1/01........................        5/17/96        1,821,748       1,392,755       1,514,784          0.7
 Preferred Interest..............................        5/17/96          242,903         239,241         138,236          0.1
 Redeemable Warrants expire 5/17/06..............        5/17/96           79,410               0(a)            0(a)       0.0
 Warrants expire 5/17/06.........................        5/17/96          617,283         428,993         617,283          0.3
                                                                                                                            --
                                                                                       ----------      ----------
                                                                                       $4,189,739      $4,510,303          2.2%
                                                                                       ===========     ===========      ======

------------
(a) Security has no value.

                                      (J)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

    Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (K)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year.

    Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (L)

ORGANIZATION COSTS. Costs incurred in connection with the initial organization and registration of a Portfolio of the Company are amortized over a maximum period of 60 months beginning with the commencement of operations of the respective Portfolio. Organization costs for Convertible Portfolio, paid by, and reimbursable to, NYLIAC, totalled approximately $46,000. Such costs are being amortized beginning with the commencement of operations on October 1, 1996.

Organization costs for High Yield Corporate Bond, International Equity and Value Portfolios, paid by, and reimbursable to, NYLIAC, aggregated approximately $33,500. Such costs have been fully amortized as of December 31, 1996. Organization costs for Indexed Equity Portfolio, paid by, and reimbursable to, NYLIAC, totalled approximately $50,700. Such costs have been fully amortized as of December 31, 1996. In the event that any of the initial shares purchased by NYLIAC are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed bears to the total number of initial shares purchased.

    All of the initial shares purchased by NYLIAC in Capital Appreciation, Cash Management, Government and Total Return Portfolios were redeemed on February 21, 1995. All of the initial shares purchased by NYLIAC in Indexed Equity Portfolio were redeemed between February 14, 1995 and February 21, 1996. (Also see Note 6 for further discussion of these redemptions).

                                      (M)

EXPENSES. Expenses with respect to the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where allocations of direct expenses can otherwise fairly be made.

                                      (N)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

I
  NVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios under an
Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory agreement. Monitor Capital Advisors Inc. ("Monitor") acts as investment adviser to Indexed Equity Portfolio under an Investment Advisory Agreement. Monitor is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life.

    NYLIAC is Administrator for the Company.

    The Company, on behalf of each Fund, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Fund as follows:

                                                                                           ADVISER      ADMINISTRATOR
                                                                                           ------       -----------
Capital Appreciation Portfolio........................................................       .36%            .20%
Cash Management Portfolio.............................................................       .25%            .20%
Convertible Portfolio.................................................................       .36%            .20%
Government Portfolio..................................................................       .30%            .20%
High Yield Corporate Bond Portfolio...................................................       .30%            .20%
International Equity Portfolio........................................................       .60%            .20%
Total Return Portfolio................................................................       .32%            .20%
Value Portfolio.......................................................................       .36%            .20%
Bond Portfolio........................................................................       .25%            .20%
Growth Equity Portfolio...............................................................       .25%            .20%
Indexed Equity Portfolio..............................................................       .10%            .20%

                                                   MAINSTAY VP SERIES FUND, INC.

    The Administrator has voluntarily agreed to assume the Funds' operating expenses through December 31, 1996, which on an annualized basis exceed the percentages indicated below.

Capital Appreciation Portfolio..........................................................................   .73%
Cash Management Portfolio...............................................................................   .62%
Convertible Portfolio...................................................................................   .73%
Government Portfolio....................................................................................   .67%
High Yield Corporate Bond Portfolio.....................................................................   .67%
International Equity Portfolio..........................................................................   .97%
Total Return Portfolio..................................................................................   .69%
Value Portfolio.........................................................................................   .73%
Bond Portfolio..........................................................................................   .62%
Growth Equity Portfolio.................................................................................   .62%
Indexed Equity Portfolio................................................................................   .47%

    In connection with such expense limitation, the Administrator assumed certain of the expenses of the Funds for the year ended December 31, 1996 as shown on the Statement of Operations.

    The Administrator has voluntarily agreed to assume the operating expenses of Convertible, High Yield Corporate Bond, International Equity and Value Portfolios through December 31, 1997.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution agreement. NYLIFE Distributors is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement. Prior to May 1, 1995, NYLIFE Securities Inc. ("NYLIFE Securities"), a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life served as the Company's distributor and principal underwriter.

                                      (C)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $16,000 and $750 for each Board meeting attended plus reimbursement for travel and out-of-pocket expenses. The Company allocates this expense in proportion to the net assets of the respective Funds.

                                      (D)

CAPITAL. At December 31, 1996 NYLIAC held shares of the following Portfolios with net asset values as follows:

Convertible Portfolio..............................................................................     $10,266,001
High Yield Corporate Bond Portfolio................................................................      11,611,661
International Equity Portfolio.....................................................................      10,654,896
Value Portfolio....................................................................................       6,950,755

    These values represent 66.4%, 5.7%, 30.9% and 5.8%, respectively, of the net assets of each respective Portfolio at year end.

                                      (E)

RECORDKEEPING FEES. NYLIAC provides recordkeeping services for Cash Management, Bond and Growth Equity Portfolios. For the four months ended April 30, 1996, the Portfolios paid recordkeeping fees as follows:

Cash Management Portfolio.............................................................................     $ 26,485
Bond Portfolio........................................................................................      150,388
Growth Equity Portfolio...............................................................................      333,437

Effective May 1, 1996, NYLIAC assumed responsibility for the payment of such fees.

                                      (F)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Funds. For the year ended December 31, 1996 these fees were as follows:

Capital Appreciation Portfolio.........................................................................     $ 9,184
Cash Management Portfolio..............................................................................       2,674
Convertible Portfolio..................................................................................          --
Government Portfolio...................................................................................       1,933
High Yield Corporate Bond Portfolio....................................................................       2,367
International Equity Portfolio.........................................................................         582
Total Return Portfolio.................................................................................       6,785
Value Portfolio........................................................................................       1,387
Bond Portfolio.........................................................................................       6,582
Growth Equity Portfolio................................................................................      13,339
Indexed Equity Portfolio...............................................................................       3,618

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

A
    t December 31, 1996, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, are available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Funds intend

                                                   MAINSTAY VP SERIES FUND, INC.

to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose during the year ended December 31, 1996 as if they arose on January 1, 1997.

                                                                    CAPITAL LOSS                         CAPITAL LOSS
                                                                  AVAILABLE THROUGH   AMOUNT (000'S)   DEFERRED (000'S)
                                                                  ----------------    -------------    --------------
Capital Appreciation Portfolio..................................         2002             $2,010
                                                                         2003              3,133
                                                                                          ------
                                                                                          $5,143            $2,008
                                                                                          ======
Cash Management Portfolio.......................................         2003             $    1
                                                                         2004                  1
                                                                                          ------
                                                                                          $    2            $    0
                                                                                          ======
Government Portfolio............................................         2002             $3,261
                                                                         2004              1,523
                                                                                          ------
                                                                                          $4,784            $   53
                                                                                          ======
International Equity Portfolio..................................                          $    0            $  186
                                                                                          ======
Total Return Portfolio..........................................         2002             $3,048            $  131
                                                                                          ======
Bond Portfolio..................................................         2002             $1,786            $    0
                                                                                          ======

    Capital Appreciation Portfolio, International Equity Portfolio, Total Return Portfolio and Bond Portfolio utilized $1,155,109, $23,549, $1,120,468 and $961,896, respectively, of capital loss carryforwards during the current year.

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

H
    igh Yield Corporate Bond Portfolio invests primarily in high yield bonds. These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

    Each Portfolio may enter into repurchase agreements to earn income. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

--------------------------------------------------------------------------------
NOTE 6--Redemption by NYLIAC of Initial Investment:
--------------------------------------------------------------------------------

O
     n February 21, 1995, NYLIAC redeemed all of its initial investment in Capital Appreciation, Cash Management, Government and Total Return Portfolios. In connection with the redemption of the initial shares, NYLIAC reimbursed each of the above listed Funds $28,042, which represented the unamortized deferred organization expense of the respective Funds on the date of the redemption. Additionally, between February 14, 1995 and February 21, 1996, NYLIAC redeemed all of its initial investment in Indexed Equity Portfolio. NYLIAC reimbursed Indexed Equity Portfolio $20,892 which represented the proportionate amount of the unamortized deferred organization expense which the number of shares redeemed bears to the total number of initial shares purchased between the dates above.

NOTE 7--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

     During the year ended December 31, 1996, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                       CAPITAL APPRECIATION          CONVERTIBLE                GOVERNMENT
                                                            PORTFOLIO                PORTFOLIO(a)               PORTFOLIO
                                                      PURCHASES      SALES      PURCHASES      SALES      PURCHASES      SALES
                                                      --------------------------------------------------------------------------
U.S. Government Securities........................... $     --     $      --    $  4,132     $   1,582    $236,640     $ 212,920
All others...........................................  249,234        54,698      12,042            --          --            --
                                                       -------------------------------------------------------------------------
Total................................................ $249,234     $  54,698    $ 16,174     $   1,582    $236,640     $ 212,920
                                                       =========================================================================

                                                          GROWTH EQUITY             INDEXED EQUITY
                                                            PORTFOLIO                 PORTFOLIO
                                                      PURCHASES      SALES      PURCHASES      SALES
                                                      -------------------------------------------------
U.S. Government Securities........................... $     --     $      --    $     --     $      --
All others...........................................  509,811       490,842     102,680         4,134
                                                       -----------------------------------------------
Total................................................ $509,811     $ 490,842    $102,680     $   4,134
                                                       ===============================================

------------
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

--------------------------------------------------------------------------------
NOTE 8--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

     Transactions in capital shares throughout each year ended December 31, 1996 and December 31, 1995 were as follows:

                                                       CAPITAL APPRECIATION           CASH MANAGEMENT          CONVERTIBLE
                                                            PORTFOLIO                    PORTFOLIO              PORTFOLIO
                                                        1996          1995          1996           1995          1996(b)
                                                       ------------------------------------------------------------------
Shares sold...........................................  12,007        6,644        237,105        128,846          494
Shares issued in reinvestment of dividends and
  distributions.......................................      18           62          4,586          3,588           17
                                                       ------------------------------------------------------------------
                                                        12,025        6,706        241,691        132,434          511
Shares redeemed.......................................     416          874        211,181        115,710            5
                                                       ------------------------------------------------------------------
Net increase (decrease)...............................  11,609        5,832         30,510         16,724          506
                                                       ==================================================================

                                                          GROWTH EQUITY                INDEXED EQUITY
                                                        1996 PORTFOLIO 1995          1996 PORTFOLIO 1995
                                                       ---------------------------------------------------
Shares sold...........................................   3,863        2,118          7,431          2,580
Shares issued in reinvestment of dividends and
  distributions.......................................   3,968        2,286            363            367
                                                       ---------------------------------------------------
                                                         7,831        4,404          7,794          2,947
Shares redeemed.......................................   2,346        2,060          1,657          1,259
                                                       --------------------------------------------------
Net increase (decrease)...............................   5,485        2,344          6,137          1,688
                                                       ==================================================

------------
(a) For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
(b) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                                   MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          HIGH YIELD                 INTERNATIONAL
        CORPORATE BOND                  EQUITY                   TOTAL RETURN                    VALUE                BOND
           PORTFOLIO                   PORTFOLIO                   PORTFOLIO                   PORTFOLIO            PORTFOLIO
    PURCHASES       SALES       PURCHASES       SALES       PURCHASES       SALES       PURCHASES       SALES       PURCHASES
------------------------------------------------------------------------------------------------------------------------------
    $  6,703      $   1,073     $     --      $      --     $359,252      $ 352,045     $     --      $      --     $155,916
     212,917        109,938       21,127          3,507      203,966         92,741       93,892         23,958       64,716
-----------------------------------------------------------------------------------------------------------------------------
    $219,620      $ 111,011     $ 21,127      $   3,507     $563,218      $ 444,786     $ 93,892      $  23,958     $220,632
=============================================================================================================================
                    SALES
                  ---------
                  $ 145,208
                     70,944
                  ---------
                  $ 216,152
                  =========


                                   HIGH YIELD                INTERNATIONAL
        GOVERNMENT               CORPORATE BOND                  EQUITY                   TOTAL RETURN            VALUE
         PORTFOLIO                 PORTFOLIO                   PORTFOLIO                   PORTFOLIO             PORTFOLIO
    1996         1995          1996        1995 (A)        1996        1995 (A)        1996          1995          1996
-------------------------------------------------------------------------------------------------------------------------
    1,887        1,197         12,714        2,979          1,777          414          8,197         4,196         6,418
      479          448          1,061          167            168           67            459           345           217
-------------------------------------------------------------------------------------------------------------------------
    2,366        1,645         13,775        3,146          1,945          481          8,656         4,541         6,635
    1,219        1,859            225           41            140           46            494         1,404            83
-------------------------------------------------------------------------------------------------------------------------
    1,147         (214)        13,550        3,105          1,805          435          8,162         3,137         6,552
=========================================================================================================================
                             BOND
                          PORTFOLIO
      1995 (a)        1996          1995
-------------------------------------------
        1,621          1,940         1,732
           17          1,117         1,080
        -----          -----         -----
        1,638          3,057         2,812
           28          2,923         2,397
        -----          -----         -----
        1,610            134           415
        =====          =====         =====

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Appreciation Portfolio, Cash Management Portfolio, Convertible Portfolio, Government Portfolio, High Yield Corporate Bond Portfolio, International Equity Portfolio, Total Return Portfolio, Value Portfolio, Bond Portfolio, Growth Equity Portfolio, and Indexed Equity Portfolio (separate portfolios constituting MainStay VP Series Fund, Inc., formerly New York Life MFA Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1996, and the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES
                              AND COMMERCIAL PAPER

DEBT SECURITIES RATINGS

        MOODY'S INVESTORS SERVICES, INC. DESCRIBES THE GRADES OF CORPORATE DEBT SECURITIES AS FOLLOWS:

AAA    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA     Bonds which are rated Aa are judged to be of high quality by all standards.
       Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A      Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future.
BAA    Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B      Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        STANDARD & POOR'S CORPORATION DESCRIBES THE GRADES OF CORPORATE DEBT SECURITY AS FOLLOWS:

AAA    Debt rated AAA has the highest rating assigned by Standard & Poor's
       Corporation. The capacity to pay interest and repay principal is extremely strong.
AA     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A      Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB     Standard & Poor's Corporation describes the BB and B rated issues together
B      with B issues rated CCC, CC and C. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics these are outweighed by large uncertainties or major risk exposures to adverse conditions.


COMMERCIAL PAPER RATINGS

     A Standard & Poor's Corporation Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A      Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 indicate the relative degree of safety.
       A-1    This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a
              ("-") sign designation.
       A-2    Capacity for timely payment on issues with this designation is strong.
              However, the relative degree of safety is not as high as for issues designated A-1.
       A-3    Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     Moody's Investors Services, Inc. employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers of commercial paper not having an original maturity in excess of nine months:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        -- Leading market positions in well-established industries.

        -- High rates of return on funds employed.

        -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                   PROSPECTUS
                                      FOR

                         MAINSTAY VP SERIES FUND, INC.

                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010

                            TELEPHONE (800) 598-2019



     MainStay VP Series Fund, Inc. (formerly, the New York Life MFA Series Fund, Inc.) (the "Fund") is a diversified, open-end management investment company (commonly known as a "mutual fund") that is designed to meet a wide range of investment objectives. The Fund has eleven separate portfolios, three of which are available for investment by, among others, MFA Separate Account I and MFA Separate Account II and VLI Separate Account (the "Variable Accounts"). The portfolios which are available to the Variable Accounts are: Cash Management Portfolio, Bond Portfolio and Growth Equity Portfolio (hereinafter, collectively the "Portfolios" or individually a "Portfolio").


     The Cash Management Portfolio seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. It invests primarily in short-term U.S. Government securities, obligations of banks, commercial paper, short-term corporate obligations and obligations of U.S. and non-U.S. issuers denominated in U.S. dollars. An investment in the Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     The Bond Portfolio seeks the highest income possible over the long term consistent with preservation of principal by investing primarily in marketable debt securities of an investment grade.

     The Growth Equity Portfolio seeks long-term growth of capital with income as a secondary consideration. It seeks to achieve this goal by investing principally in common stocks and securities convertible into or with rights to purchase common stocks of well established, well managed companies which appear to have better than average growth potential.


     There can be no assurance that the objectives will be realized. For a discussion of the investment risks associated with each Portfolio, see "Investment Objectives and Policies," at page 7 of this Prospectus.



     This Prospectus sets forth concisely the essential information that a prospective investor should know before investing in the Portfolios, and it should be read and kept for future reference. A Statement of Additional Information dated May 1, 1997, which contains more information about the Portfolios, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling the Fund at
(800) 598-2019 or by writing the Fund at 51 Madison Avenue, New York, New York 10010.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1997

                         MAINSTAY VP SERIES FUND, INC.


                               TABLE OF CONTENTS


                                                                                 PAGE
                                                                                 ----
THE FUND AND THE VARIABLE ACCOUNTS............................................     3
     Financial Highlights.....................................................     4
     Performance and Yield Information........................................     7
INVESTMENT OBJECTIVES AND POLICIES............................................     7
     Cash Management Portfolio................................................     8
     Bond Portfolio...........................................................     9
     Growth Equity Portfolio..................................................    10
     Investment Practices Common to Two or More Portfolios....................    11
     Other Information........................................................    17
THE FUND AND ITS MANAGEMENT...................................................    17
     Investment Advisers......................................................    17
     Portfolio Managers.......................................................    18
     Administrator............................................................    18
     Capital Stock............................................................    19
PURCHASE AND REDEMPTION OF SHARES.............................................    20
TAXES, DIVIDENDS AND DISTRIBUTIONS............................................    20
     Taxes....................................................................    20
     Dividends and Distributions..............................................    21
GENERAL INFORMATION...........................................................    21
     Custodian................................................................    21
     Reports to Shareholders..................................................    21
     Other Information........................................................    21
APPENDIX A....................................................................   A-1


                            ------------------------

     NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       THE FUND AND THE VARIABLE ACCOUNTS


     This Prospectus describes certain shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, a diversified open-end management investment company, is a Maryland corporation organized on June 3, 1983.



     The Fund issues for investment by the Variable Accounts three separate classes of capital stock, each of which represents a separate portfolio of investments--Cash Management Portfolio, Bond Portfolio and Growth Equity Portfolio. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.


     The terms "shareholder" or "shareholders" in this Prospectus refer to the Variable Accounts, and the rights of the Variable Accounts as shareholders are different from the rights of an owner ("Owner") of multifunded retirement annuity policies and variable life insurance policies issued by NYLIAC (collectively, "Policies" and individually, "Policy") funded by shares of the Portfolios. The rights of an Owner are described in the Policy. The current prospectus for the Policy (which is attached at the front of this Prospectus) describes the rights of the Variable Accounts as shareholders and the rights of an Owner. The Variable Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners. The Fund has certain other Portfolios which are not available under the Policies.

     The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

                              FINANCIAL HIGHLIGHTS


     The following per share data (for a share outstanding throughout each period) and selected ratios with respect to each portfolio of the Fund has been audited by Price Waterhouse LLP, Independent Accountants, whose report on the Financial Statements containing such information appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto for the year ended December 31, 1996, which appear in the Statement of Additional Information. Additional information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by writing or calling the Fund at the address and telephone number given on the front cover page of this prospectus.


                           CASH MANAGEMENT PORTFOLIO


                                                                                         JANUARY 29,
                                                                                           1993 (A)
                                                         YEAR ENDED DECEMBER 31            THROUGH
                                                    ---------------------------------    DECEMBER 31,
                                                      1996         1995        1994          1993
                                                    ---------    --------    --------    ------------
Net asset value at beginning of period...........   $    1.00    $   1.00    $   1.00      $   1.00
                                                    ---------    --------    --------    ------------
Net investment income............................        0.05        0.05        0.04          0.02
                                                    ---------    --------    --------    ------------
Less dividends:
  From net investment income.....................       (0.05)      (0.05)      (0.04)        (0.02)
                                                    ---------    --------    --------    ------------
Net asset value at end of period.................   $    1.00    $   1.00    $   1.00      $   1.00
                                                    =========    ========    ========    ===========
Total investment return (b)......................        4.95%       5.59%       3.82%         2.40%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income..........................        4.92%       5.44%       3.97%         2.65%+
  Net expenses...................................        0.62%       0.62%       0.62%         0.62%+
  Expenses (before reimbursement)................        0.64%       0.94%       0.89%         1.10%+
Net assets at end of period (in 000's)...........   $ 118,347    $ 87,839    $ 71,116      $ 26,733


------------

(a)  Commencement of Operations.


(b)  Total return is not annualized.


 +    Annualized.

                                                                            BOND PORTFOLIO
                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                            -------------------------------------------------------------------------------
                                              1996          1995          1994          1993          1992          1991
                                            ---------     ---------     ---------     ---------     ---------     ---------
Net asset value at beginning of year....... $   13.42     $   12.09     $   13.43     $   12.91     $   12.77     $   11.86
                                            ---------     ---------     ---------     ---------     ---------     ---------
Net investment income......................      0.87          0.88          0.88          0.95          0.92          1.02
Net realized and unrealized gain (loss) on
  investments..............................     (0.59)         1.33         (1.34)         0.53          0.13          0.91
                                            ---------     ---------     ---------     ---------     ---------     ---------
Total from investment operations...........      0.28          2.21         (0.46)         1.48          1.05          1.93
                                            ---------     ---------     ---------     ---------     ---------     ---------
Less dividends:
  From net investment income...............     (0.87)        (0.88)        (0.88)        (0.96)        (0.91)        (1.02)
                                            ---------     ---------     ---------     ---------     ---------     ---------
Net asset value at end of year............. $   12.83     $   13.42     $   12.09     $   13.43     $   12.91     $   12.77
                                            =========     =========     =========     =========     =========     =========
Total investment return*...................      2.05%        18.31%        (3.39%)       11.40%         8.26%        16.27%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income....................      6.31%         6.55%         6.53%         6.79%         7.54%         8.22%
  Net expenses.............................      0.58%         0.62%         0.62%#        0.27%#        0.25%         0.25%
  Expenses (before reimbursement)..........      0.58%         0.91%         0.67%#        0.27%#        0.25%         0.25%
Portfolio turnover rate....................       103%           81%           88%           41%           10%           57%
Net assets at end of year (in 000's)....... $ 226,375     $ 235,030     $ 206,686     $ 228,683     $ 203,947     $ 164,124


                                               1990          1989          1988          1987
                                             ---------     ---------     ---------     ---------
Net asset value at beginning of year.......  $   12.09     $   11.80     $   11.99     $   13.55
                                             ---------     ---------     ---------     ---------
Net investment income......................       1.12          1.11          1.20          1.06
Net realized and unrealized gain (loss) on
  investments..............................      (0.23)         0.30         (0.21)        (0.91)
                                             ---------     ---------     ---------     ---------
Total from investment operations...........       0.89          1.41          0.99          0.15
                                             ---------     ---------     ---------     ---------
Less dividends:
  From net investment income...............      (1.12)        (1.12)        (1.18)        (1.71)
                                             ---------     ---------     ---------     ---------
Net asset value at end of year.............  $   11.86     $   12.09     $   11.80     $   11.99
                                             =========     =========     =========     =========
Total investment return*...................       7.36%        11.95%         8.26%         1.07%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income....................       8.88%         8.83%         8.66%         8.15%
  Net expenses.............................       0.25%         0.25%         0.26%         0.25%
  Expenses (before reimbursement)..........       0.25%         0.25%         0.26%         0.25%
Portfolio turnover rate....................         81%           20%          105%           53%
Net assets at end of year (in 000's).......  $ 138,826     $ 134,542     $ 122,725     $ 130,901


------------


# At the Fund's shareholder meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

 * The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.

                                                                                GROWTH EQUITY PORTFOLIO
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                           1996        1995        1994        1993        1992        1991
                                                         ---------   ---------   ---------   ---------   ---------   ---------
Net asset value at beginning of year...................  $   17.22   $   14.69   $   15.64   $   15.53   $   15.57   $   13.00
                                                         ---------   ---------   ---------   ---------   ---------   ---------
Net investment income..................................       0.18        0.22        0.22        0.24        0.22        0.27
Net realized and unrealized gain (loss) on
  investments..........................................       4.06        4.06       (0.03)       1.88        1.72        4.10
                                                         ---------   ---------   ---------   ---------   ---------   ---------
Total from investment operations.......................       4.24        4.28        0.19        2.12        1.94        4.37
                                                         ---------   ---------   ---------   ---------   ---------   ---------
Less dividends and distributions:
  From net investment income...........................      (0.18)      (0.22)      (0.22)      (0.25)      (0.22)      (0.29)
  From net realized gain on investments................      (2.65)      (1.53)      (0.92)      (1.76)      (1.76)      (1.51)
                                                         ---------   ---------   ---------   ---------   ---------   ---------
Total dividends and distributions......................      (2.83)      (1.75)      (1.14)      (2.01)      (1.98)      (1.80)
                                                         ---------   ---------   ---------   ---------   ---------   ---------
Net asset value at end of year.........................  $   18.63   $   17.22   $   14.69   $   15.64   $   15.53   $   15.57
                                                         =========   =========   =========   =========   =========   =========
Total investment return*...............................      24.50%      29.16%       1.20%      13.71%      12.42%      33.62%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income................................       0.98%       1.29%       1.41%       1.42%       1.50%       1.78%
  Net expenses.........................................       0.58%       0.62%       0.62%#      0.27%#      0.27%       0.29%
  Expenses (before reimbursement)......................       0.58%       0.91%       0.65%#      0.27%#      0.27%       0.29%
Portfolio turnover rate................................        104%        104%        108%        121%         82%        100%
Average commission rate paid...........................  $  0.0595         (a)         (a)         (a)         (a)         (a)
Net assets at end of year (in 000's)...................  $ 564,685   $ 427,507   $ 330,161   $ 319,196   $ 272,834   $ 204,147


                                                           1990        1989        1988        1987
                                                         ---------   ---------   ---------   ---------
Net asset value at beginning of year...................  $   14.22   $   12.70   $   11.22   $   11.87
                                                         ---------   ---------   ---------   ---------
Net investment income..................................       0.32        0.42        0.46        0.36
Net realized and unrealized gain (loss) on
  investments..........................................      (1.20)       2.82        1.43       (0.49)
                                                         ---------   ---------   ---------   ---------
Total from investment operations.......................      (0.88)       3.24        1.89       (0.13)
                                                         ---------   ---------   ---------   ---------
Less dividends and distributions:
  From net investment income...........................      (0.33)      (0.44)      (0.41)      (0.52)
  From net realized gain on investments................      (0.01)      (1.28)         --          --
                                                         ---------   ---------   ---------   ---------
Total dividends and distributions......................      (0.34)      (1.72)      (0.41)      (0.52)
                                                         ---------   ---------   ---------   ---------
Net asset value at end of year.........................  $   13.00   $   14.22   $   12.70   $   11.22
                                                         =========   =========   =========   =========
Total investment return*...............................      (6.19%)     25.51%      16.85%      (1.13%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income................................       2.33%       2.80%       3.32%       2.71%
  Net expenses.........................................       0.29%       0.28%       0.30%       0.26%
  Expenses (before reimbursement)......................       0.29%       0.28%       0.30%       0.26%
Portfolio turnover rate................................        114%        108%        111%         71%
Average commission rate paid...........................        (a)         (a)         (a)         (a)
Net assets at end of year (in 000's)...................  $ 152,824   $ 171,116   $ 150,538   $ 156,198


------------


(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


  # At the Fund's shareholder meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

   * The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.

     PERFORMANCE AND YIELD INFORMATION

     From time to time, the Fund may advertise yields and total returns for the Portfolios. In addition, the Fund may advertise the effective yield of the Cash Management Portfolio. These figures will be based on historical information and are not intended to indicate future performance.

     The yield of the Cash Management Portfolio refers to the annualized income generated by an investment in that Portfolio over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of the Bond Portfolio refers to the annualized income generated by an investment in that Portfolio over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.

     The total return of the Bond or Growth Equity Portfolios refers to return quotations assuming an investment has been held in the Portfolio for various periods of time including, but not limited to, one year and a period measured from the date the Portfolio commenced operations. When a Portfolio has been in operation for five and ten years, respectively, the total return for these periods will be provided. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

     The yield and total return calculations do not reflect the effect of the charges that may be applicable to a particular Policy or separate account. Such charges will reduce the net yield and total return of that Policy. Performance figures for a Portfolio will only be advertised if the comparable figures for the Policy are included in the advertisement.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each Portfolio has a different investment objective which is described below. The investment objectives of each Portfolio are deemed to be fundamental and may not be changed without the approval of a majority of the outstanding voting shares of that Portfolio. There is no assurance that any Portfolio will achieve its investment objective nor is there any assurance that the investment objective of each Portfolio will result in the preservation or growth of capital.

     Because each Portfolio has different investment objectives and policies, the investment returns of each Portfolio and the degree of financial and market risks to which each Portfolio is subject can be expected to differ. Financial risk refers to the ability of an issuer of a debt security to pay interest and repay principal, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general and, particularly for debt securities, to changes in the overall level of interest rates.

     Each Portfolio is also expected to have a different portfolio turnover rate, which may be higher during periods of significant market volatility. Market volatility describes the rate of increase or decrease in securities prices. Significant changes in the level of interest rates, shortages of raw materials and international monetary dislocations are examples of developments which can cause significant market volatility. Increased turnover usually results in higher brokerage costs, which must be borne directly by the Portfolios; however, such high turnover rate may not have any effect on the tax obligations of the Fund since the Fund intends to qualify as a "regulated investment company." (See "Taxes" at page 20 and the Statement of Additional Information).

     CASH MANAGEMENT PORTFOLIO

     The Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Portfolio seeks to maintain a stable net asset value of $1.00 per share. There is no assurance that the Portfolio will be able to achieve this objective. The Portfolio seeks to achieve its investment objective by investing in the following instruments:


          (a) short-term (maturing in 397 days or less) U.S. Government securities;


          (b) obligations of banks (including certificates of deposit and bankers' acceptances) that have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000; and obligations of other banks or savings and loan associations if such obligations are federally insured, provided that not more than 10% of the total assets of the Portfolio will be invested in such other insured obligations;

          (c) commercial paper (short-term unsecured promissory notes of corporations including variable rate master demand notes);


          (d) short-term (maturing in one year or less) corporate obligations;
     and


          (e) obligations of U.S. and non-U.S. issuers denominated in U.S. dollars and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars), and including variable rate master demand notes and floating rate notes.

     Debt securities may have fixed, variable or, to the extent permitted by law, floating rates of interest.

     To facilitate its investment objective, the Portfolio's portfolio securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). The Rule requires that all portfolio securities have at the time of purchase a maximum remaining maturity (as defined in the Rule) of 13 months and that the Portfolio maintain a dollar-weighted average portfolio maturity of not more than 90 days. Further, investments by the Portfolio must present minimal credit risk and, if rated, be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer, or, if only one rating agency has assigned a rating, by that agency. Purchases of securities which are unrated or rated by only one rating agency must be approved or ratified by the Fund's Board of Directors (the "Directors"). Securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest category by at least two major rating agencies are designated "First Tier Securities." Securities rated in the top two categories by at least two major rating agencies, but which are not rated in the highest category by two or more major rating agencies, are designated "Second Tier Securities." Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities. MacKay-Shields Financial Corporation ("MacKay-Shields"), the Portfolio's investment adviser, shall determine whether a security presents minimal credit risk under procedures adopted by the Directors.

     The Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Portfolio may, however, invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any one time. Further, the Portfolio will not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in the securities of a single issuer which were Second Tier Securities when acquired by the Portfolio. In addition, the Portfolio may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

     The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances.

     For a description of the ratings referred to above, see Appendix A to the Prospectus.

     BOND PORTFOLIO

     The Bond Portfolio seeks the highest income over the long term consistent with preservation of principal. The Portfolio will seek these objectives by investing at least 75% of its total assets in debt securities which have a rating within the four highest grades as determined by either Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), in obligations (whether or not rated) of the United States Government and its agencies and instrumentalities or temporarily in money market instruments (including repurchase agreements) and cash. These debt securities are "bonds" and may have fixed, variable or floating (including inverse floating) rates of interest.

     See Appendix A to the Prospectus for further details about the ratings given by S&P and Moody's.

     Up to 25% of the total assets of the Bond Portfolio may be invested in debt securities which are rated lower than the four highest grades described above, but which are rated at least B, or in convertible debt securities, and preferred and convertible preferred stocks. Securities rated by S&P or Moody's below the four highest grades are not considered "investment grade" and generally involve more investment risks than securities rated investment grade, including risks of price volatility, greater risk of issuer default on payments of interest or repayment of principal, and other characteristics that may be regarded as speculative. Securities rated lower than Baa by Moody's or lower than BBB by

S&P or, if not rated, of equivalent quality, are sometimes referred to as "high yield" (or "junk") bonds. (See "Risks of Investing in High Yield Securities at page 15"). The Portfolio may also make loans of portfolio securities and may invest in foreign securities. These strategies may involve additional risks. (See "Lending of Portfolio Securities" at page 16 and "Foreign Securities" at page 12.) The Bond Portfolio will not invest directly in common stocks, but it may retain up to 10% of its total assets in common stocks acquired by conversion of fixed income securities or by exercising warrants purchased together with such securities.

     The mix of assets in the Bond Portfolio will vary with prevailing economic and market conditions. When these conditions or current cash needs so warrant, the Portfolio may temporarily maintain a portion of its assets in cash and money market instruments (including repurchase agreements).

     The Bond Portfolio, as a whole, is expected to be subject to moderate levels of market and financial risks.

     GROWTH EQUITY PORTFOLIO

     The Growth Equity Portfolio (formerly named the Common Stock Portfolio) seeks long term growth of capital, with income as a secondary consideration. In order to achieve this objective, the Growth Equity Portfolio will invest principally in common stocks and securities convertible into or with rights to purchase common stocks of well established, well managed companies which appear to have better than average growth potential. The Portfolio will seek to identify companies which are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. Investment in common stocks is subject to the risk of changing economic conditions and the risks inherent in management's ability to anticipate such changes.

     In addition to common stocks, the Portfolio may invest up to 10% of its total assets in securities convertible into or with rights to purchase common stocks, such as warrants. The Portfolio may also make loans of portfolio securities and may invest in foreign securities. These strategies may involve additional risks. (See "Lending of Portfolio Securities" at page 16 and "Foreign Securities" at page 12.)

     Securities convertible into common stocks consist primarily of debt securities or preferred stocks which have warrants attached or which are exchangeable into a specified number of shares of common stock. A warrant is a security which gives the holder the right, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. The Growth Equity Portfolio will experience a gain to the extent the stock price at the time the warrant is exercised exceeds the sum of the exercise price and the Portfolio's cost of the warrant. However, to the extent the stock price at the time the warrant expires or is exercised is less than that sum, the Portfolio will suffer a loss, up to the full cost of the warrant. Other types of convertible securities, depending on their terms which vary widely, may involve similar risks of loss.

     The mix of assets in the Growth Equity Portfolio will vary with prevailing economic and market conditions. When these conditions or current cash needs so warrant, the Portfolio may temporarily maintain a portion of its assets in cash and money market instruments

(including repurchase agreements) or invest in preferred stocks, non-convertible bonds, notes, government securities or other fixed income securities.

     The Growth Equity Portfolio is expected to be subject to moderate levels of market and financial risks.

     INVESTMENT PRACTICES COMMON TO TWO OR MORE PORTFOLIOS

     As described below, each Portfolio, except the Cash Management Portfolio, may lend portfolio securities if such loans are fully collateralized. Each Portfolio may engage in arbitrage. In addition, each Portfolio may buy securities on a "when-issued" basis, buy zero coupon bonds, invest in cash equivalents and enter into repurchase agreements. Each Portfolio may also invest in foreign securities.

     Portfolio changes are made without regard to the length of time a security has been held, subject to certain tax limitations, or whether a sale would result in a profit or loss. Higher levels of portfolio activity may result in higher transaction costs.

     CASH EQUIVALENTS

     Each of the Portfolios may invest in cash or cash equivalents, which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper which at the date of investment is rated A-1 by S&P, or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Directors to be of comparable high quality and liquidity.

     Each Portfolio may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors, such as the Portfolios, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity.

     The ability of the Directors of the Fund to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the 1933 Act (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Directors, who will consider established factors in making such a determination.

     REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements to earn income, provided less than 10% of the net assets of a portfolio would be, in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities which are not readily marketable. (See "Liquidity," at page 16). A repurchase agreement is an agreement whereby a Portfolio purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Portfolio, and will be unrelated to the interest rate on the purchased security. The Fund's Custodian will maintain the custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times exceed the value of the repurchase agreement. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Directors have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the Portfolios to enter into repurchase agreements with such sellers.

     REVERSE REPURCHASE AGREEMENTS

     Each Portfolio may enter into reverse repurchase agreements. These agreements involve the sale of debt securities (obligations) held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When a Portfolio enters into such an agreement, it will establish a segregated account with the Fund's Custodian in which it will maintain cash or cash equivalents or other liquid high grade debt obligations equal in value to the repurchase price (which price will already include interest charges). If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. Reverse repurchase agreements will not extend for more than 30 days nor will such agreements involve more than 10% of the net assets of a Portfolio.

     FOREIGN SECURITIES

     Each Portfolio may purchase foreign securities. The Bond and Growth Equity Portfolios may purchase foreign securities up to a maximum of 10% of the Portfolio's total assets. Securities of foreign issuers, particularly nongovernmental issuers, involve risks which are not ordinarily associated with investing in securities of domestic issuers. These risks include changes in interest rates, in currency exchange rates, and currency exchange control regulations. In addition, investments in foreign countries could be affected by other factors, including the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the possibility of expropriation, the possibility of heavy taxation, the impact of political, social or diplomatic developments, limitations on the movement of funds or other assets of a Portfolio between different countries, difficulties in invoking legal process abroad and enforcing contractual obligations, and the difficulty of assessing economic trends in foreign countries.

     FOREIGN CURRENCY TRANSACTIONS

     Each Portfolio, except the Cash Management Portfolio, may, to the extent it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against the adverse effect that changes in future foreign currency exchange rates may have on its investment portfolio or on its investment activities that are undertaken in foreign currencies.

     Each Portfolio, except the Cash Management Portfolio, may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Each Portfolio, except the Cash Management Portfolio, may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of foreign currencies against the U.S. dollar. The Portfolios may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated. Contracts to sell foreign currency could limit any potential gain which might be realized by a Portfolio if the value of the hedge currency increases.

     WHEN-ISSUED SECURITIES

     Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities may be more or less than the purchase price payable at settlement date. Each Portfolio will establish a segregated account in which it will maintain cash, U.S. Government securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

     MORTGAGE PASS-THROUGH SECURITIES

     Each Portfolio may purchase mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid monthly, quarterly or semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

     Other mortgage-related and asset-backed securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgaged-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Each Portfolio may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

     ZERO COUPON BONDS

     The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon bonds is not distributed on a current basis but is, in effect, compounded, zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities.

     FLOATERS AND INVERSE FLOATERS

     Each Portfolio, other than the Growth Equity Portfolio may, to the extent permitted by law, invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.

     The Bond Portfolio may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Portfolio's limitation on investments in such securities.

     RISKS OF INVESTING IN HIGH YIELD SECURITIES


     The Bond Portfolio may, as previously described under "Investment Objectives and Policies," invest in debt securities rated Baa or lower by Moody's or BBB or lower by S&P, but it will not invest in debt securities rated lower than B by Moody's or S&P, or, if unrated, deemed to be of comparable creditworthiness by New York Life Insurance Company ("New York Life"), the Portfolio's investment adviser. Securities rated lower than Baa by Moody's or lower than BBB by S&P or, if not rated, of equivalent quality, are sometimes referred to as "high yield" (or "junk") bonds. In addition, securities rated Baa are considered by Moody's to have some speculative characteristics. Owners should consider the following risks associated with high yield bonds before investing in the Bond Portfolio.


     Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

     The use of credit ratings as the sole method for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail timely to change credit ratings to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if New York Life deems it in the best interest of the Portfolio's shareholders.

     LIQUIDITY

     In order to assure that each Portfolio of the Fund has sufficient liquidity, as a matter of operating policy the Cash Management Portfolio may not invest more than 10% of its net assets in securities for which market disposition is not readily available. The Bond and Growth Equity Portfolios are also limited to an investment of no more than 10% of their respective net assets in such securities. Market disposition may not be readily available for repurchase agreements maturing in more than seven days and for securities having restrictions on resale.

     LENDING OF PORTFOLIO SECURITIES

     Each Portfolio, except the Cash Management Portfolio, may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 20% of the value of the total assets of the Bond or Growth Equity Portfolio.

     The primary risk involved in lending securities is that the borrower will fail financially when the collateral is insufficient to replace the full amount of the loaned securities. The borrower would be liable for the shortage, but the Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Portfolio will make loans of securities only to firms it deems creditworthy.

     Although the borrower is entitled to exercise voting rights with respect to securities on loan, a Portfolio may recall such securities so that the Directors of the Fund may exercise its fiduciary duties to vote on any material questions brought before the shareholders or creditors.

     ARBITRAGE

     Each Portfolio may sell in one market a security which it owns and simultaneously purchase the same security in another market or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Portfolios do not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of a Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Code.

     OTHER INFORMATION

     In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, the policies and restrictions for each Portfolio are non-fundamental and may be changed without shareholder approval.

                          THE FUND AND ITS MANAGEMENT

     The Fund is a mutual fund, technically known as an open-end, diversified management investment company. The Board of Directors supervises the business affairs and investments of each Portfolio, which are managed on a daily basis by each Portfolio's investment adviser.

     INVESTMENT ADVISERS


     MacKay-Shields Financial Corporation, 9 West 57th Street, New York, NY 10019, is the investment adviser to the Cash Management Portfolio. MacKay-Shields is a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. MacKay-Shields was incorporated in 1960 as an independent investment advisory firm and was privately held until 1984 when it became an autonomously managed subsidiary of New York Life. As of December 31, 1996, MacKay-Shields managed over $23.7 billion in assets, primarily for institutional clients.



     New York Life, 51 Madison Avenue, New York, NY 10010 is the investment adviser to the Bond and Growth Equity Portfolios. New York Life manages other assets, including assets held in its own general account and various separate accounts (amounting to $78.8 billion as of December 31, 1996) and in the general account and various separate accounts of NYLIAC (amounting to $17.0 billion as of December 31, 1996).


     Pursuant to the Investment Advisory Agreements for each Portfolio, MacKay-Shields or New York Life (each an "Adviser" and collectively the "Advisers"), each subject to the supervision of the Directors and in conformity with the stated policies of each Portfolio, continuously manages the portfolio of each Portfolio that it advises, including the purchase, retention and disposition of securities and other supervision of its assets, and maintains certain records relating thereto.

     The Fund, on behalf of each Portfolio, pays MacKay-Shields or New York Life a monthly fee for the investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                                                    ANNUAL RATE
                                                                    -----------
        Cash Management Portfolio................................       .25%
        Bond Portfolio...........................................       .25%
        Growth Equity Portfolio..................................       .25%

     PORTFOLIO MANAGERS

     The following persons will act as portfolio managers for the designated portfolios:

     Albert R. Corapi, Jr. (Bond Portfolio)


     Mr. Corapi joined New York Life in 1985. He is an Investment Vice President and Portfolio Manager. He has been responsible for managing the Bond Portfolio since 1990. Prior to that he served on the bond trading desk. Before joining New York Life, Mr. Corapi was a U.S. Government securities sales representative with Harris Trust and Savings Bank.


     Cecilia M. Holtzberg (Bond Portfolio)

     Ms. Holtzberg is a Vice President in the Investment Department of New York Life. She joined New York Life in 1986 as a Senior Investment Analyst in the portfolio management unit and currently heads the Fixed Income Portfolio Management, Public Bond Trading and Quantitative Analysis Groups. Prior to joining New York Life, Ms. Holtzberg worked as a portfolio manager for Helmsley Spear, Inc.

     James Agostisi (Growth Equity Portfolio)


     Mr. Agostisi is an Investment Vice President of New York Life. He joined New York Life in 1984 and subsequently served as its head money market trader. From 1989 to 1994 he worked as a research analyst in both equities and high yield securities.


     Patricia S. Rossi (Growth Equity Portfolio)

     Ms. Rossi joined New York Life as an Investment Vice President in 1995 with eighteen years of investment management and research experience. Prior to joining New York Life, Ms. Rossi was a portfolio manager for the United Church of Christ--Pension Boards.

     ADMINISTRATOR


     New York Life Insurance and Annuity Corporation ("NYLIAC" or the "Administrator"), 51 Madison Avenue, New York, NY 10010, a corporation organized under the laws of the State of Delaware and a wholly-owned subsidiary of New York Life, is the Administrator for the Portfolios. NYLIAC has retained NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, to perform certain of the services to be provided by NYLIAC pursuant to the terms of the Administration Agreement.


     Under the Administration Agreement for each Portfolio, NYLIAC administers the Portfolios' business affairs, subject to the supervision of the Directors and, in connection therewith, furnishes the Portfolios with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services and for the financial and accounting records required to be maintained by the Portfolios, excluding those maintained by the Portfolios' Custodian, except those as to which the Administrator has supervisory functions, and other than those being maintained by the Advisers. In connection with its administration of the business affairs of the Portfolios, the Administrator bears the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Administrator, except the fees and expenses of Directors not affiliated with the Administrator or the Advisers; and

          (b) all expenses incurred by the Administrator in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Portfolios.

     Except for the expenses to be paid by the Advisers and the Administrator as described above, the Fund, on behalf of each Portfolio, is responsible for the payment of expenses related to each Portfolio's operations, including (i) the fees payable to the Advisers and the Administrator, (ii) the fees and expenses of Directors who are not affiliated with the Advisers or the Administrator,
(iii) certain fees and expenses of the Fund's Custodian, including the cost of pricing a Portfolio's shares, (iv) the charges and expenses of the Fund's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Fund, on behalf of a Portfolio, in connection with its securities transactions, (vi) the fees of any trade association of which a Portfolio or the Fund is a member, (vii) the cost of share certificates representing shares of a Portfolio, (viii) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business, and (xi) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

     The Fund, on behalf of each Portfolio, pays the Administrator a monthly fee for the services performed and the facilities furnished by the Administrator at an annual rate of .20% of the average daily net assets of each Portfolio.

     CAPITAL STOCK

     All shares of common stock of the Fund, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Portfolio-by-Portfolio basis. The Fund does not hold routine annual shareholder's meetings. The shares of each Portfolio, when issued, are fully paid and non-assessable, have no preference, conversion, exchange or similar rights, and are freely transferable. In addition, each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio. NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners. The current prospectus for the Policy (which is attached at the front of this Prospectus) more fully describes voting rights of an Owner.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares in each of the Portfolios of the Fund are offered to and are redeemed by the Variable Accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.


     The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the first close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total Portfolio assets, less liabilities, by the total number of shares of that Portfolio outstanding.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     TAXES

     Each Portfolio intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed. Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet specified distribution requirements. Each Portfolio intends to comply with such distribution requirements and therefore does not expect to incur the four percent nondeductible excise tax.

     In order for the Variable Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value on each Variable Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Since the sole shareholders of the Fund will be the Variable Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS


     The Cash Management Portfolio (which seeks to maintain a constant net asset value at $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. The Bond and Growth Equity Portfolios will declare and distribute a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.


                              GENERAL INFORMATION

     CUSTODIAN


     For the Cash Management Portfolio, the Bank of New York, 110 Washington Street, New York, New York 10286 is the custodian of the Fund's assets. For the Bond and Growth Equity Portfolios, The Chase Manhattan Bank, N.A. (formerly Chemical Bank), 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Fund's assets.


     REPORTS TO SHAREHOLDERS

     The Fund will send annual and semi-annual reports to Owners showing the financial conditions of the Portfolios and the investments held in each.

     OTHER INFORMATION


     Inquiries and requests for the Statement of Additional Information should be directed to the Fund at (800) 598-2019 or 51 Madison Avenue, New York, New York 10010.

                      STATEMENT OF ADDITIONAL INFORMATION


     A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES
                              AND COMMERCIAL PAPER

DEBT SECURITIES RATINGS

     Moody's Investors Services, Inc. describes the grades of corporate debt securities as follows:

Aaa    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     Bonds which are rated Aa are judged to be of high quality by all standards.
       Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A      Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa    Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Standard & Poor's Corporation describes the grades of corporate debt security as follows:

AAA    Debt rated AAA has the highest rating assigned by Standard & Poor's
       Corporation. The capacity to pay interest and repay principal is extremely strong.

AA     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A      Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB     Standard & Poor's Corporation describes the BB and B rated issues together
B      with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation.
       While such debt will likely have some quality and protective characteristics these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

     A Standard & Poor's Corporation Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A      Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 indicate the relative degree of safety.

       A-1    This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a
              (-) sign designation.

       A-2    Capacity for timely payment on issues with this designation is strong.
              However, the relative degree of safety is not as high as for issues designated A-1.

       A-3    Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     Moody's Investors Services, Inc. employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers of commercial paper not having an original maturity in excess of nine months:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        -- Leading market positions in well-established industries.

        -- High rates of return on funds employed.

        -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                         MAINSTAY VP SERIES FUND, INC.
               (FORMERLY THE NEW YORK LIFE MFA SERIES FUND, INC.)


                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1997

                            ------------------------


     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Fund's current Prospectus. Accordingly, this Statement of Additional Information should be read in conjunction with the Fund's current Prospectus, dated May 1, 1997, which may be obtained by calling the Fund at
(800) 598-2019, or writing the Fund at 51 Madison Avenue, New York, New York 10010. Terms used in the Fund's current Prospectus are incorporated in this Statement.

                            ------------------------


                               TABLE OF CONTENTS



                                                                                     PAGE
                                                                                     ----
    MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES.............................     2
         Fundamental Investment Policies Applicable to the Cash Management
          Portfolio of the Fund...................................................     2
         Other Investment Policies with Respect to the Cash Management
          Portfolio...............................................................     3
         Fundamental Investment Policies Applicable to the Bond and Growth Equity
          Portfolios..............................................................     4
         Other Investment Policies of the Bond and Growth Equity Portfolios.......     5
         Cash Management Portfolio................................................     6
         Investment Practices Common to Two or More Portfolios....................     8
         State Insurance Law Requirements.........................................    18
         Portfolio Turnover.......................................................    18
    MANAGEMENT OF THE FUND........................................................    19
         Investment Advisers......................................................    21
         Administration Agreements................................................    21
         Portfolio Brokerage......................................................    22
    DETERMINATION OF NET ASSET VALUE..............................................    23
         How Portfolio Securities Will Be Valued..................................    23
    INVESTMENT PERFORMANCE CALCULATIONS...........................................    24
         Cash Management Portfolio Yield..........................................    24
         Bond Portfolio Yield.....................................................    25
         Total Return Calculations................................................    25
    PURCHASE AND REDEMPTION OF SHARES.............................................    26
    TAXES.........................................................................    27
    GENERAL INFORMATION...........................................................    27
    LEGAL COUNSEL.................................................................    29
    FINANCIAL STATEMENTS..........................................................    29

               MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES


     Each Portfolio has a separate investment objective or objectives which it pursues through separate investment policies as described in the Prospectus and below. The following discussion elaborates on the presentation of the Portfolios' investment policies contained in the Prospectus.

    FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE CASH MANAGEMENT PORTFOLIO OF THE FUND
     The investment objectives and investment restrictions set forth below apply to the Cash Management Portfolio and are fundamental policies of the Portfolio; i.e., they may not be changed with respect to the Portfolio without a majority vote of the outstanding shares of the Portfolio. Except for those investment policies of a Portfolio specifically identified as fundamental in this Statement of Additional Information, all other investment policies and practices described in the Prospectus and this Statement of Additional Information may be changed by the Directors without the approval of shareholders.

     The Portfolio will not:

          (1) invest more than 5% of the value of the total assets of the Portfolio in the securities of any one issuer, except in U.S. Government securities;

          (2) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio, except that this restriction does not apply to U.S. Government securities;

          (3) borrow money (except from banks on a temporary basis for extraordinary or emergency purposes), issue senior securities (except as appropriate to evidence indebtedness that the Portfolio is permitted to incur) and/or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow money or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, (ii) enter into transactions in options, forward currency contracts, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of secured put and covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts and related options contracts will not be deemed to be pledges of the Portfolio's assets), and (iii) to secure permitted borrowings, pledge securities having a market value at the time of pledge not exceeding 15% of the cost of the Portfolio's total assets;

          (4) act as underwriter of the securities issued by others, except to the extent that the purchase of securities, in accordance with the Portfolio's investment objectives and policies directly from the issuer thereof and the later disposition thereof, may be deemed to be underwriting;

          (5) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. Government securities and except that more than 25% of the market value of the total assets of the Cash Management Portfolio will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances. For the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents;

          (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (other than securities of companies that invest in or sponsor those programs and except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes or related options thereon), the Portfolio reserving the freedom of action to hold and to sell real estate acquired for the Portfolio as a result of the ownership of securities. Forward foreign currency exchange contracts, options on currency, currency futures contracts and options on such futures contracts are not deemed to be investments in a prohibited commodity or commodity contract for the purpose of this restriction; or

          (7) lend any funds or other assets, except that the Portfolio may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Fund's Board of Directors.

    OTHER INVESTMENT POLICIES WITH RESPECT TO THE CASH MANAGEMENT PORTFOLIO

     In addition to the fundamental investment policies described above, the Fund has also adopted the following Investment policies for the Cash Management Portfolio which unlike those described above, may be changed without shareholder approval.

     The Portfolio will not:

          (1) purchase securities on margin or make short sales (except short sales against the box), except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts, options, futures and options on futures;

          (2) purchase or sell any put or call options, straddles, spreads or any combination thereof, except that the Portfolio may: (i) purchase and sell or write (a) options on any futures contracts into which it may enter, and (b) put and call options on currencies, securities indexes and covered put and call options on securities; and (ii) engage in closing purchase transactions with respect to any put and call option position it has entered into.

          (3) purchase from or sell portfolio securities of the Portfolio to any of the officers or Directors of the Fund, its investment advisers, its principal underwriter or the officers, or directors of its investment advisers or principal underwriter;

          (4) enter into repurchase agreements or purchase any illiquid securities if, as a result thereof, more than 10% of the total assets of the Portfolio (taken at market value) would be, in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities or securities which are not readily marketable, (including over-the-counter options considered by the Board of Directors of the Fund not to be readily marketable); or

          (5) invest assets in securities of other open-end investment companies (except in connection with a merger, consolidation, reorganization or acquisition of assets), but, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), the Portfolio may invest in shares of money market funds if double advisory fees are not assessed, may invest up to 5% of its assets in closed-end investment companies (which would cause the Portfolio to pay duplicate fees), and may purchase or acquire up to 10% of the outstanding voting stock of a closed-end investment company (foreign banks or their agencies or subsidiaries and foreign insurance companies are not considered investment companies for the purposes of this limitation).

    FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE BOND AND GROWTH EQUITY PORTFOLIOS

     Neither Portfolio will:

          (1) purchase securities on margin or otherwise borrow money or issue senior securities, except that any Portfolio may (a) borrow up to 5% of the value of its total assets from banks for extraordinary or emergency purposes (such as to permit the Portfolio to honor redemption requests which might otherwise require the sale of securities at a time when that is not in the Portfolio's best interest), or (b) obtain such short-term credits as it needs for the clearance of securities transactions. A Portfolio will not purchase investment securities while borrowings are outstanding, and, in addition, the interest which must be paid on any borrowed money will reduce the amount available for investment. Reverse repurchase agreements are not considered "borrowings" for purposes of this restriction, and, to the extent permitted by applicable law, the Portfolios may enter into such agreements.

          (2) lend money, except that a Portfolio may purchase privately placed bonds notes, debentures or other obligations customarily purchased by institutional or individual investors (which obligations may or may not be convertible into stock or accompanied by warrants or rights to acquire stock), provided that such loans will not exceed 10% of the net asset value of each Portfolio. Repurchase agreements and publicly traded debt obligations are not considered "loans" for purposes of this restriction, and a Portfolio may enter into such purchases in accordance with its investment objectives and policies and any applicable restrictions. A Portfolio may also make loans of its securities of up to 20% of the value of the Portfolio's total assets.

          (3) underwrite the securities of other issuers, except where, in selling portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 when selling securities acquired pursuant to paragraph 2 above.

          (4) purchase securities in order to exercise control over the management of any company, or to cause more than 25% of a Portfolio's total assets to consist of (a)>securities (other than securities issued or guaranteed by the United States Government, its agencies and instrumentalities) which, together with other securities of the same issuer or owned by the Portfolio, constitute more than 5% of the value of the Portfolio's total assets or (b) voting securities of issuers more than 10% of whose voting securities are owned by the Fund.

          (5) make an investment if this would cause more than 25% of the value of the Portfolio's total assets to be invested in securities issued by companies principally engaged in any one industry except that this restriction does not apply to securities issued or guaranteed by the United States Government, its agencies and instrumentalities. Neither utilities nor energy companies are considered to be a single industry for purposes of this restriction. Instead, they will be divided according to their services. For example, gas, electric and telephone utilities will each be considered a separate industry.

          (6) write or purchase any put options or engage in any combination of put and call options.

          (7) make short sales of securities.

          (8) invest in commodities or commodity contracts.

          (9) buy or sell real estate or mortgages, except that the Portfolios may invest in shares of real estate investment trusts and of other issuers that engage in real estate operations, and in public sold mortgage pass-through certificates in accordance with their investment objectives and policies.

    OTHER INVESTMENT POLICIES OF THE BOND AND GROWTH EQUITY PORTFOLIOS

     In addition to the fundamental investment policies described above, the Fund has also adopted the following investment policies, which unlike those described above, may be changed without shareholder approval.

     Neither Portfolio will:

          (1) write or purchase any call options.

          (2) purchase the securities of other investment companies, unless it acquires them as part of a merger, consolidation, acquisition of assets or reorganization.

          (3) pledge or mortgage assets, except that a Portfolio may pledge up to 10% of the total value of its assets to secure permissible borrowings.

          (4) purchase interests in oil, gas or other mineral exploration or development programs, but the Portfolios may purchase securities of issuers who deal or invest in such programs.

          (5) purchase securities of foreign issuers if the purchase would cause more than 10% of the value of the Portfolio's total assets to be invested in such securities.

     The following is more detailed information regarding subjects addressed in the Fund's current Prospectus.

     CASH MANAGEMENT PORTFOLIO

     The Portfolio may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since its Portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the Portfolio.

     All of the assets of the Portfolio will be invested in obligations which mature in thirteen months or less and substantially all these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of thirteen months. The Portfolio will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Portfolio's portfolio may not exceed 90 days. Consistent with the provisions of a rule of the SEC, the Portfolio invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. MacKay-Shields shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A money market instrument will be considered to be highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), AAA or A-1 by Standard & Poor's Corporation ("S&P")) by: (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors;
(2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO and whose acquisition is approved or ratified by the Board of Directors; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by MacKay-Shields and whose acquisition is approved or ratified by the Board of Directors. With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category.

     The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Portfolio may exceed this 5% limitation for up to three business days after the purchase of a security of any one issuer and except that this limitation shall not apply to U.S. Government securities. The Portfolio may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, MacKay-Shields, under procedures approved by the Board of Directors (or the Board of Directors itself if MacKay-Shields becomes aware an unrated security is downgraded below high quality and MacKay-Shields does not dispose of the security within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

     Pursuant to the rule, the Portfolio uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Portfolio's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Portfolio's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's portfolio by the Directors, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

     The extent of deviation between the Portfolio's net asset value upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 or 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

     The Portfolio may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Portfolio's shares.

     The Portfolio may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than thirteen months, provided that the security is either a variable or floating rate U.S. Government security, or a floating or variable rate security with certain demand or interest rate reset features.

     INVESTMENT PRACTICES COMMON TO TWO OR MORE PORTFOLIOS

     Except as otherwise noted below, the following description of investment practices is applicable to all of the Portfolios.

     REPURCHASE AGREEMENTS

     The Portfolios may enter into repurchase agreements, including foreign repurchase agreements, with any member bank of the Federal Reserve System or a member firm of the National Association of Securities Dealers, Inc. A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., a Portfolio) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a Portfolio's Custodian. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolios, each Portfolio's Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     REVERSE REPURCHASE AGREEMENTS

     Each Portfolio may enter into reverse repurchase agreements, including foreign reverse repurchase agreements. These agreements involve the sale of debt securities (obligations) held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When a Portfolio enters into such an agreement, it will establish a segregated account with the Fund's Custodian in which it will maintain cash or cash equivalents or other liquid high grade debt obligations equal in value to the repurchase price (which price will already include interest charges). If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. Reverse repurchase agreements will not extend for more than 30 days nor will such agreements involve more than 10% of the net assets of a Portfolio.

     LENDING OF PORTFOLIO SECURITIES

     Each Portfolio, except the Cash Management Portfolio, may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government or other high quality debt securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 20% of the total assets of the Bond or Growth Equity Portfolio.

     BORROWING

     A Portfolio may borrow from a bank, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company for Federal tax purposes. To avoid the potential leveraging effects of a Portfolio's borrowings, a Portfolio will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Portfolio's net asset value of any increase or decrease in the market value of the Portfolio's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     FOREIGN SECURITIES

     Each Portfolio may invest, subject to the other investment policies applicable to the Portfolio, in U.S. dollar-denominated and non-dollar denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other securities which meet the criteria applicable to that Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Adviser. The Bond and Growth Equity Portfolios may purchase foreign securities up to a maximum of 10% of the Portfolio's total assets. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Cash Management Portfolio is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

     Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and lower liquidity, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, changes in currency exchange rates and currency exchange control regulations, expropriation, or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank. Further, to the extent investments in foreign securities are denominated in currencies of foreign countries, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and may incur costs in connection with conversion between currencies.

     FOREIGN CURRENCY TRANSACTIONS

     Each Portfolio, except the Cash Management Portfolio, may, to the extent it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

     Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, New York Life believes that it is important to have the flexibility to enter into such forward contracts when each determines that the best interest of a Portfolio will be served. Generally, New York Life believes that the best interest of a Portfolio will be served if a Portfolio is permitted to enter into forward contracts under specified circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge."

     Second, when New York Life believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. A Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform similarly to the hedged currency, when exchange rates between the two currencies are sufficiently correlated ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position hedges" (including "proxy hedges"), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a proxy hedge).

     Finally, a Portfolio may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

     At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Portfolio into such currency. If a Portfolio engages in an offsetting transaction, a Portfolio will realize a gain or a loss to the extent that there had been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Portfolio's dealing in forward contracts will be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser. A Portfolio generally will not enter into a forward contract with a term of greater than one year.

     In cases other than transactions which constitute "transaction hedges" or "position hedges" (including "proxy hedges"), a Portfolio will place cash not available for investment or liquid debt securities (denominated in the foreign currency subject to the forward contract) in a segregated account in an amount equal to the value of a Portfolio's total assets committed to the consummation of forward currency exchange contracts entered into as a hedge against a substantial decline in the value of a particular foreign currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account by a Portfolio on a daily basis so that the value of the account will equal the amount of a Portfolio's commitments with respect to such contracts.

     It should be realized that this method of protecting the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

     A Portfolio's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

     WHEN-ISSUED SECURITIES

     Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     At the time the Fund makes the commitment on behalf of a Portfolio to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Portfolio's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Portfolio will establish a segregated account in which it will maintain cash, U.S. Government securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES


     Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-related securities see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the

Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental insurers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers, or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers, each Portfolio's investment adviser determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the opinion of the Portfolio's Adviser are illiquid if, as a result, more than 10% of the value of the Portfolio's net assets will be illiquid.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid on a CMO, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity class receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including payments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as broker or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investments in illiquid securities.

     OTHER ASSET-BACKED SECURITIES. Similarly, the Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables. ("CARS(SM)") CARS(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicles retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicles' sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state laws requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. Consistent with a Portfolio's investment objective and policies, the Adviser also may invest in other types of asset-backed securities.

FLOATERS AND INVERSE FLOATERS

     Each Portfolio, other than the Growth Equity Portfolio may, to the extent permitted by law, invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.

     The Bond Portfolio may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Portfolio's limitation on investments in such securities.

     STATE INSURANCE LAW REQUIREMENTS

     Applicable state insurance laws and regulations permit NYLIAC to invest the assets allocated to MFA Separate Account I and MFA Separate Account II and VLI Separate Account (collectively "Variable Accounts") in mutual funds, which are the investments contractually permitted by the Policies. As a Delaware insurance company doing business in New York, NYLIAC is required by section 4240 of the New York Insurance Law to invest such assets prudently. Subject to the direction of the Directors, the Advisers will make investments satisfying this requirement for each Portfolio. In addition, the Fund will comply with restrictions contained in any other insurance laws in order that the assets of NYLIAC's Variable Accounts may be invested in Fund shares.

     PORTFOLIO TURNOVER


     Each Portfolio has a different expected annual portfolio turnover rate, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities or expiration dates at the time of acquisition of one year or less). A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolios. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments.



     For the years ending December 31, 1996, December 31, 1995, and December 31, 1994, the portfolio turnover rates were as follows: for the Bond Portfolio, 103.02%, 80.86%, and 88.32%, respectively; and for the Growth Equity Portfolio, 104.13%, 104.07%, and 108.21%, respectively.



     For the years ended December 31, 1996, December 31, 1995 and December 31, 1994, the portfolio turnover for the Cash Management Portfolio, as calculated in accordance with applicable SEC regulations, was 0%.

                             MANAGEMENT OF THE FUND

     The directors and executive officers of the Fund and their principal occupations for the past five years are set forth below. Each director of the Fund is also a director of the New York Life Fund, Inc.


                                   POSITIONS(S) HELD        PRINCIPAL OCCUPATION(S)
   NAME AND ADDRESS**     AGE       WITH REGISTRANT         DURING PAST FIVE YEARS
------------------------- ----  ----------------------- --------------------------------
Michael J. Drabb.........  63          Director         Executive Vice President and
                                                          Director of O'Brien Asset Man-
                                                          agement, Inc., from August
                                                          1993 to date, Executive Vice
                                                          President of The Mutual Life
                                                          Insurance Company of New York
                                                          ("MONY") from May 1989 to
                                                          April 1992. Mr. Drabb is also
                                                          a Director of the following
                                                          Corporations: New York Life
                                                          Settlement Corporation; MONY
                                                          Series Fund; J.P. Food Ser-
                                                          vices, Inc. and United States
                                                          Leather.

Jill Feinberg............  42          Director         Consultant, Jill Feinberg &
                                                          Company from 1989 to date. Ms.
                                                          Feinberg is also a Director
                                                          of New York Life Settlement
                                                          Corporation.

Daniel Herrick...........  76          Director         Treasurer and Senior Executive,
                                                          National Gallery of Art,
                                                          Washington, D.C., from
                                                          December 1985 to June 1995.

Richard M. Kernan, Jr*...  56   Chairman of the Board,  Executive Vice President and
                                Chief Executive Officer   Chief Investment Officer of
                                     and Director         New York Life Insurance Com-
                                                          pany from March 1995 to date;
                                                          Executive Vice President
                                                          prior thereto.

Anne F. Pollack*.........  41      President, Chief     Senior Vice President of New
                                Administrative Officer    York Life Insurance Company
                                     and Director         from March 1992 to date.

Robert D. Rock*..........  42     Vice President and    Senior Vice President in charge
                                       Director           of the Individual Annuity De-
                                                          partment of New York Life In-
                                                          surance Company from March
                                                          1991 to date.

                                   POSITIONS(S) HELD        PRINCIPAL OCCUPATION(S)
   NAME AND ADDRESS**     AGE       WITH REGISTRANT         DURING PAST FIVE YEARS
------------------------- ----  ----------------------- -------------------------------

Roman L. Weil............  56          Director         Professor of Accounting and
                                                          Sigmund E. Edelstone Profes-
                                                          sor of Accounting, Graduate
                                                          School of Business,
                                                          University of Chicago, from
                                                          September 1976 to present,
                                                          Visiting Professor of Law,
                                                          Stanford University Law
                                                          School, from September 1990
                                                          to August 1996.

OFFICERS (OTHER THAN DIRECTORS)

Anthony W. Polis.........  53          Treasurer        Vice President of New York Life
                                                          Insurance Company from 1988
                                                          to date.

Marc J. Chalfin..........  51         Controller        Senior Vice President and Con-
                                                          troller of New York Life
                                                          Insurance Company from March
                                                          1995 to date; Vice President
                                                          and Controller from February
                                                          1994 to date; Vice President
                                                          and Deputy Controller from
                                                          March 1991 to February 1994.


------------
* Directors identified with an asterisk are considered to be interested persons of the Fund within the meaning of the 1940 Act because of their affiliation with New York Life. None of the directors and executive officers of the Fund owns any stock of the Fund.

** The address of each director and executive officer is 51 Madison Avenue, New
   York, New York 10010.


     For services rendered to the Fund during the fiscal year ended December 31, 1996, the directors received an aggregate of $85,000 from the Fund as directors' fees. Each director of the Fund who is not an interested person of the Fund currently receives a fee of $16,000 per year plus $750 for each meeting attended, and is reimbursed for out-of-pocket expenses incurred in connection with attending meetings. No director or officer of the Fund who is also a director, officer or employee of New York Life is entitled to any compensation from the Fund for services to the Fund. The following Compensation Table reflects all compensation paid by the Fund for the fiscal year ended December 31, 1996, for each of the following persons:

                               COMPENSATION TABLE


                                                                                              TOTAL
                                                   PENSION OR                           COMPENSATION FROM
                                                   RETIREMENT                             REGISTRANT AND
                                AGGREGATE       BENEFITS ACCRUED    ESTIMATED ANNUAL           FUND
     NAME OF PERSON,          COMPENSATION      AS PART OF FUND      BENEFITS UPON       COMPLEX PAID TO
         POSITION            FROM REGISTRANT        EXPENSES           RETIREMENT           DIRECTORS
--------------------------   ---------------    ----------------    ----------------    ------------------
Michael J. Drabb,
  Director................       $21,250               $0                  $0                $ 21,250
Jill Feinberg, Director...        21,250                0                   0                  21,250
Daniel Herrick,
  Director................        21,250                0                   0                  21,250
Richard M. Kernan, Jr.,
  Director................             0                0                   0                       0
Anne F. Pollack,
  Director................             0                0                   0                       0
Robert D. Rock,
  Director................             0                0                   0                       0
Roman L. Weil, Director...        21,250                0                   0                  21,250
                                                                                             --------
     TOTAL................                                                                   $ 85,000
                                                                                             ========



     INVESTMENT ADVISERS



     Pursuant to the Investment Advisory Agreement for the Cash Management Portfolio, dated December 15, 1996, MacKay-Shields, subject to the supervision of the Directors of the Fund and in conformity with the stated policies of the Portfolio, manages the investment operations of the portfolio that it advises and the compensation of such Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. New York Life will perform these services for the Bond and Growth Equity Portfolios pursuant to an Investment Advisory Agreement, dated December 15, 1996.


     Each Investment Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by vote of a majority of the outstanding voting securities of the particular Portfolio (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Directors who are not parties to the Investment Advisory Agreements or interested persons of any such party.

     The Advisers have each authorized any of their directors, officers and employees who have been elected or appointed as directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, MacKay-Shields or New York Life bears the salaries and expenses of all of its personnel.

     Other than as imposed by law, the Investment Advisory Agreements provide that MacKay-Shields or New York Life shall not be liable to the Portfolios for any error of judgment by MacKay-Shields or New York Life or for any loss sustained by the Funds of NYLIFE Securities Inc. except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

     ADMINISTRATION AGREEMENTS


     NYLIAC ("Administrator") acts as administrator for the Portfolios pursuant to Administration Agreements dated December 15, 1996. The Administrator has authorized any of its directors, officers and employees who have been elected or appointed as Directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Administrator bears the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Administrator, except the fees and expenses of Directors not affiliated with the Administrator or the Advisers; and

          (b) all expenses incurred by the Administrator in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.


     Under a separate agreement, New York Life has granted the Fund the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.


     PORTFOLIO BROKERAGE

     The Advisers determine which securities to buy and sell for the Fund, select brokers and dealers to effect the transactions, and negotiate commissions. Transactions in equity securities will usually be executed through brokers that will receive a commission paid by the Portfolio for which the transaction is executed. Fixed income securities are generally traded with dealers acting as principals for their own account without a stated commission. The dealer's margin is reflected in the price of the security. Money market instruments may be traded directly with the issuer. Underwritten offerings of stock and intermediate and long term debt securities may be purchased at a fixed price including an amount of compensation to the underwriter. From time to time, NYLIFE Securities, Inc. may execute transactions in equity securities on behalf of the Portfolios. Such commissions may be charged against all Portfolios, with the exception of Cash Management Portfolio.

     In placing orders for securities transactions, each Adviser's policy is to obtain the most favorable price and efficient execution available. In order to obtain the brokerage and research services described below, higher commissions may sometimes be paid.

     When selecting broker-dealers to execute portfolio transactions, each Adviser considers many factors including the rate of commission or size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Adviser. The Advisers use these services in connection with all their investment activities, including other investment accounts they advise. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Advisers in providing investment advisory services to the Fund.


     For the years ending December 31, 1996, December 31, 1995 and December 31, 1994, the Fund paid total brokerage commissions of $2,121,056, $1,506,976, and $1,266,182, respectively.

                        DETERMINATION OF NET ASSET VALUE


     The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the first close of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total Portfolio assets, less liabilities, by the total number of shares of that Portfolio outstanding.


     HOW PORTFOLIO SECURITIES WILL BE VALUED

     Portfolio securities of the Cash Management Portfolio are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity or any premium paid or discount received.

     Portfolio securities of each other Portfolio are valued (a) by appraising other common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that Exchange on the day as of which assets are valued or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges, (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers (NASDAQ) system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Adviser to be representative of market values at the first close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, which prices reflect broker-dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the close of business of the New York Stock Exchange, and (f) by appraising all other securities and other assets including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by the Directors. Money market instruments held by the Portfolios with a remaining maturity of 60 days or less will be valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the Portfolios are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Directors. The Fund recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Fund is informed after the ex-dividend date.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York, (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Portfolios' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Portfolios' calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                      INVESTMENT PERFORMANCE CALCULATIONS

     CASH MANAGEMENT PORTFOLIO YIELD

     In accordance with regulations adopted by the SEC, the Fund is required to compute the Cash Management Portfolio's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Cash Management Portfolio at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

     The SEC also permits the Fund to disclose the effective yield of the Cash Management Portfolio for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The Cash Management Portfolio intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance that it will be able to do so. The yield on amounts held in the Cash Management Portfolio normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Cash Management Portfolio's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Cash Management Portfolio, the types and quality of portfolio securities held by the Cash Management Portfolio, and its operating expenses. Therefore, the yield for any period should not be considered representative of the yield for any future period.


     For the seven-day period ending December 31, 1996, the Cash Management Portfolio yield was 4.96%, and the effective yield was 5.08%.


     BOND PORTFOLIO YIELD

     The Fund may from time to time disclosure the current annualized yield of the Bond Portfolio for 30-day periods. The annualized yield of the Bond Portfolio refers to the income generated by the Portfolio over a specified 30-day period. Because the yield is annualized, the yield generated by the Portfolio during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per share earned during the period by the price per share on the last day of the period, according to the following formula:

            a - b
YIELD = 2[(  ----  +1)(6)-1]
              cd

Where: a = net investment income earned during the period by the Portfolio.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period.
       d = the maximum offering price per share on the last day of the period.

     Net investment income will be determined in accordance with rules established by the SEC. Accrued expenses will include all recurring fees that are charged to all shareholder accounts. The yield calculations do not reflect the effect of any charges that may be applicable to a particular Policy.

     Because of the charges and deductions imposed by the Variable Accounts, the yield realized by Owners in the Investment Divisions of the Variable Accounts will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Bond Portfolio normally will fluctuate over time. Therefore, the disclosed yield will for any given past period is not an indication or representation of future yields or rates of return. The Bond Portfolio's actual yield will be affected by the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

     TOTAL RETURN CALCULATIONS

     The Fund may from time to time also disclose average annual total returns for the Bond and Growth Equity Portfolios for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                P(1 + T)(n) = ERV
    Where:    P    = a hypothetical initial payment of $1,000.
              T    = average annual total return.
              n    = number of years.
            ERV    = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion
                     thereof).

     All recurring fees that are charged to all shareholder accounts are recognized in the ending redeemable value. The average annual total return calculations for the Portfolio will not reflect the effect of charges that may be applicable to a particular Policy.


     For the one year period ending December 31, 1996, the average annual total return for the Cash Management Portfolio was 4.95%. For the period beginning January 29, 1993 (inception date) through December 31, 1996, the average annual total return for the Cash Management Portfolio was 4.22%.



     For the one, five and ten year periods ending December 31, 1996, the average annual total returns for the Bond Portfolio were 2.05%, 7.03% and 8.23%, respectively.



     For the one, five and ten year periods ended December 31, 1996, the average annual total returns for the Growth Equity Portfolio were 24.50%, 15.81% and 14.48%, respectively.


                       PURCHASE AND REDEMPTION OF SHARES

     The Portfolios currently offer their shares only to NYLIAC for allocation to NYLIAC's variable annuity and variable life insurance separate accounts to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC separate accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to Owners arising from offering the Fund's shares to separate accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board of Directors and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners. The Board of Directors will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

     The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the net asset value per share next determined after the receipt of proper notice of redemption.

     The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the net asset value of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

     Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Advisers. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

                                     TAXES

     Each Portfolio of the Fund intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.


     In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other requirements, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains (without deduction for losses) from the sale or other disposition of securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income derived with regard to its investing in such securities or currencies and
(b) derive less than 30% of its gross income from gains (without deduction for losses) realized on the sale or other disposition of securities held for less than three months. In order to meet this 30% requirement, a Portfolio may defer selling certain investments beyond the time when it might otherwise do so.



     The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.


                              GENERAL INFORMATION

     The Fund was incorporated under Maryland law on June 3, 1983. The authorized capital stock of the Fund consists of 2,000,000,000 shares of common stock, par value $0.01 per share. The shares of common stock are divided into ten classes as set forth below:


                                  NAME                                              SHARES
------------------------------------------------------------------------         ------------
Capital Appreciation Portfolio..........................................           50,000,000
Cash Management Portfolio...............................................          200,000,000
Convertible Portfolio...................................................          100,000,000
Government Portfolio....................................................           50,000,000
High Yield Corporate Bond Portfolio.....................................          100,000,000
International Equity Portfolio..........................................          100,000,000
Total Return Portfolio..................................................           50,000,000
Value Portfolio.........................................................          100,000,000
Bond Portfolio..........................................................          100,000,000
Growth Equity Portfolio.................................................          100,000,000
Indexed Equity Portfolio................................................           50,000,000

     The shares of the Capital Appreciation, Cash Management, Government, High Yield Corporate Bond, International Equity, Total Return, Value, Bond, Growth Equity and Indexed Equity Portfolios are eligible for investment by the Separate Accounts.

     Only the shares of the Cash Management Portfolio, the Bond Portfolio and the Growth Equity Portfolio are eligible for investment by the Variable Accounts. There exist 1,100,000,000 unclassified shares which may be issued as an addition to one or more of the above classes or to any new class or classes of shares as determined by the Fund's Board of Directors. The Fund has no present plans to issue shares of any additional classes. The shares of each Portfolio, when issued, will be fully paid and nonassessable, will have no preference, conversion, exchange or similar rights, and will be freely transferable.

     Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio.

     Each class of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio (such as fees for noninterested Directors or extraordinary legal fees), they will be allocated as determined by the Directors.

     In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

     All shares of common stock, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a pre-requisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of the investment advisory agreement.

     The vote of a majority of the Fund shares (or of the shares of any Portfolio) means the vote, at any special meeting, of the lesser of (i) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or of any Portfolio).

     The Board of Directors has decided not to hold routine annual stockholders' meetings. Special stockholders' meetings will be called whenever one or more of the following is required to be acted on by stockholders pursuant to the 1940
Act: (i) election of directors; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lessor role in governing the business of the Fund.

     The initial capital for the Portfolios was provided by NYLIAC separate accounts. The equity of NYLIAC in the separate accounts is represented by its ownership of accumulation units in the separate accounts. Such accumulation units were acquired for investment and can be disposed of only by redemption. NYLIAC has agreed not to redeem its accumulation units of any separate account until such time as this can be done without any significant impact upon the separate account.

     The Fund has adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or who obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund or an investment adviser, unless such power is the result of their position with the Fund or investment adviser. Such persons are generally required to preclear all security transactions with the Fund's Compliance Officer or such officer's designee and to report all transactions on a regular basis. The Fund has developed procedures for administration of the Code.

                                 LEGAL COUNSEL

     Legal advice regarding certain matters relating to the Federal securities laws has been provided by Jorden Burt Berenson & Johnson LLP, Washington, D.C.

                              FINANCIAL STATEMENTS

     The annual financial statements of the Fund have been audited by Price Waterhouse LLP, independent accountants, whose report appears herein. The financial statements included in this Statement of Additional Information have been included in reliance on the report of Price Waterhouse LLP, given on the authority of said firm as experts in auditing and accounting.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

            SHORT-TERM
      INVESTMENTS (100.2%)+
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
BANK NOTES (6.3%)
American Express Centurion Bank
 5.57%, due 9/12/97 (b)(c)........  $1,000,000    $    999,927
Bank of America-Illinois
 5.82%, due 3/24/97 (c)...........   1,500,000       1,500,000
Boatmens Credit Card Bank
 5.54%, due 8/8/97 (b)(c).........   3,000,000       2,999,656
First National Bank of Maryland
 5.13%, due 2/26/97 (c)...........   1,000,000       1,000,037
PNC Bank N.A.-Pittsburgh,
 Pennsylvania
 5.25%, due 2/6/97 (b)(c).........   1,000,000         999,938
                                                  ------------
                                                     7,499,558
                                                  ------------
CERTIFICATES OF DEPOSIT (10.2%)
Deutsche Bank
 5.85%, due 11/19/97
 (call date 2/19/97) (c)..........   5,000,000       5,000,000
Industrial Bank of Japan
 5.61%, due 1/7/97 (c)............   2,000,000       2,000,003
Sanwa Bank Ltd.
 5.56%, due 2/11/97 (c)...........   1,000,000       1,000,011
 5.85%, due 1/17/97 (c)...........   4,000,000       4,000,089
                                                  ------------
                                                    12,000,103
                                                  ------------
COMMERCIAL PAPER (74.2%)
Alfa Corp.
 5.75%, due 1/29/97...............   4,400,000       4,380,322
Astro Capital Corp.
 5.48%, due 1/6/97 (a)............   1,500,000       1,498,858
Banca CRT Financial Corp.
 5.35%, due 1/14/97...............   2,000,000       1,996,136
 5.35%, due 1/15/97...............   1,500,000       1,496,879
 5.35%, due 1/21/97...............   1,000,000         997,028
 5.40%, due 2/18/97...............     500,000         496,400
 5.50%, due 1/14/97...............     170,000         169,662
Bex America Finance Inc.
 5.32%, due 2/3/97................   1,700,000       1,691,710
Caisse Centrale des Banques
 Populaires
 5.33%, due 1/10/97 (a)...........   4,100,000       4,094,537
Cariplo Finance Inc.
 5.45%, due 1/24/97...............     400,000         398,607
China International Marine
 Containers (Group) Ltd.
 5.57%, due 1/9/97................   2,500,000       2,496,906
Compagnie Bancaire USA Finance
 Corp.
 5.33%, due 1/10/97...............   4,700,000       4,693,737
Credito Italiano (DE) Inc.
 5.39%, due 4/15/97...............   2,000,000       1,968,858
Galicia Funding Corp.
 5.59%, due 3/5/97 (a)............   2,500,000       2,475,544
Goldman, Sachs & Co.
 5.45%, due 1/8/97................   1,450,000       1,448,463
 6.50%, due 1/2/97................   3,725,000       3,724,327
------------
+ Percentages indicated are based on Fund net assets.

                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Gotham Funding Corp.
 5.40%, due 1/9/97 (a)............  $5,500,000    $  5,493,400
International Securitization Corp.
 5.35%, due 1/15/97 (a)...........   3,000,000       2,993,758
Kamehameha Schools-Bishop Estate
 5.38%, due 1/15/97 (a)...........   1,000,000         997,908
Kingdom of Sweden
 5.65%, due 2/4/97................   1,105,000       1,099,104
Minmetals Capital & Securities
 Inc.
 5.39%, due 4/3/97................   3,000,000       2,958,677
Mitsui & Co. (USA) Inc.
 6.00%, due 1/10/97...............   2,500,000       2,496,250
National Fleet Funding Corp.
 5.37%, due 1/15/97...............   4,000,000       3,991,647
Nationwide Building Society
 5.32%, due 2/24/97...............   2,500,000       2,480,050
 5.33%, due 2/24/97...............   1,400,000       1,388,807
Nebraska Higher Education Loan
 Program Inc.
 5.45%, due 1/13/97...............   1,157,000       1,154,898
Petroleo Brasileiro S.A.-Petrobras
 5.42%, due 1/14/97...............   2,000,000       1,996,086
Premium Funding Inc., Series E
 5.50%, due 1/13/97 (a)...........   2,150,000       2,146,058
San Paolo U.S. Financial Co.
 5.41%, due 2/4/97................   1,100,000       1,094,380
 5.42%, due 3/19/97...............   1,500,000       1,482,611
Sheffield Receivables Corp.
 6.50%, due 1/2/97................   3,000,000       2,999,458
Societe Generale (Canada)
 5.40%, due 1/31/97...............   1,800,000       1,791,900
SRD Finance Inc.
 5.50%, due 1/23/97...............   3,000,000       2,989,917
Svenska Handelsbanken Inc.
 5.45%, due 2/20/97...............   2,000,000       1,984,861
Union Bank of Switzerland
 5.90%, due 1/7/97................   6,000,000       5,994,100
Wood Street Funding Corp.
 5.35%, due 1/6/97 (a)............   2,800,000       2,797,919
Xerox Corp.
 6.75%, due 1/2/97................   3,400,000       3,399,362
                                                  ------------
                                                    87,759,125
                                                  ------------
FEDERAL AGENCY (2.1%)
Federal Home Loan Bank
 5.84%, due 11/24/97 (c)..........   2,500,000       2,500,000
                                                  ------------
MEDIUM-TERM NOTES (7.4%)
Abbey National Treasury Services
 PLC
 5.05%, due 3/3/97 (c)............   3,300,000       3,299,408
Bankers Trust Corp.-New York
 5.74%, due 2/14/97 (b)(c)........   1,500,000       1,500,000
Ford Motor Credit Corp.
 5.81%, due 1/5/97 (b)(c).........   1,000,000       1,000,023
Huntington Bancshares
 5.70%, due 3/14/97 (c)...........   1,000,000       1,000,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                          SHORT-TERM
                   INVESTMENTS (CONTINUED)
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
MEDIUM-TERM NOTES (Continued)
Sony Capital Corp.
 5.47%, due 8/29/97 (a)(b)(c).....  $2,000,000    $  2,000,000
                                                  ------------
                                                     8,799,481
                                                  ------------
Total Short-Term Investments
 (Amortized Cost $118,558,267)
 (d)..............................       100.2%    118,558,267
Liabilities in Excess of
 Cash and Other Assets............        (0.2)       (211,345)
                                    ----------    ------------
Net Assets........................       100.0%   $118,346,922
                                    ==========    ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 1996.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash Management Portfolio investments by industry.

                                      SHORT-TERM
                                     INVESTMENTS

                               AMORTIZED
                                  COST        PERCENT +
                              ------------------------
Banks #.....................  $ 80,501,362       68.0%
Brokerage...................     5,172,791        4.4
Computers & Office
  Equipment.................     3,399,362        2.9
Conglomerates...............     4,496,250        3.8
Consumer Financial
  Services..................     4,991,670        4.2
Education...................       997,908        0.9
Federal Agency..............     2,500,000        2.1
Finance.....................    15,399,820       13.0
Foreign Government..........     1,099,104        0.9
                              ------------    ---------
                               118,558,267      100.2
Liabilities in Excess of
  Cash and Other Assets.....      (211,345)      (0.2)
                              ------------    ---------
Net Assets..................  $118,346,922      100.0%
                               ===========    =========

------------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (amortized cost $118,558,267)........   $118,558,267
  Cash...................................         21,589
  Interest receivable....................        367,285
  Other assets...........................            268
                                            ------------
        Total assets.....................    118,947,409
                                            ------------
LIABILITIES:
  Payables:
    Adviser..............................         23,240
    NYLIAC...............................         18,338
    Administrator........................          9,296
    Custodian............................          3,029
    Directors............................             45
  Accrued expenses.......................         44,793
  Dividend payable.......................        501,746
                                            ------------
        Total liabilities................        600,487
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $118,346,922
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 200 million shares
    authorized...........................   $  1,183,498
  Additional paid-in capital.............    117,165,490
  Accumulated net realized loss on
    investments..........................         (2,066)
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $118,346,922
                                            ============
  Shares of capital stock outstanding....    118,349,803
                                            ============
  Net asset value per share
    outstanding..........................   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Interest.............................   $  5,319,060
                                            ------------
  Expenses:
    Advisory.............................        240,234
    Administration.......................        192,187
    Shareholder communication............         63,697
    Recordkeeping........................         61,266
    Professional.........................         31,563
    Custodian............................         20,981
    Directors............................          4,640
    Miscellaneous........................          4,067
                                            ------------
        Total expenses before
          reimbursement..................        618,635
  Expense reimbursement from
    Administrator........................        (22,854)
                                            ------------
        Net expenses.....................        595,781
                                            ------------
  Net investment income..................      4,723,279
                                            ------------
REALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments.......           (733)
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  4,722,546
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.............................................................   $  4,723,279    $  3,649,839
    Net realized loss on investments..................................................           (733)           (949)
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      4,722,546       3,648,890
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................     (4,723,279)     (3,649,839)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................    237,101,140     128,846,016
    Net asset value of shares issued to shareholders in reinvestment of dividends.....      4,585,514       3,587,829
                                                                                         ------------    ------------
                                                                                          241,686,654     132,433,845
    Cost of shares redeemed...........................................................   (211,178,343)   (115,709,733)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................     30,508,311      16,724,112
                                                                                         ------------    ------------
      Net increase in net assets......................................................     30,507,578      16,723,163
NET ASSETS:
  Beginning of year...................................................................     87,839,344      71,116,181
                                                                                         ------------    ------------
  End of year.........................................................................   $118,346,922    $ 87,839,344
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           JANUARY 29,
                                                                                                             1993 (A)
                                                                                                             THROUGH
                                                                      YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                               1996            1995            1994            1993
                                                           -------------------------------------------------------

Net asset value at beginning of period..................   $       1.00    $       1.00    $       1.00    $      1.00
                                                           ------------    ------------    ------------    ------------
Net investment income...................................           0.05            0.05            0.04           0.02
                                                           ------------    ------------    ------------    ------------
Less dividends:
  From net investment income............................          (0.05)          (0.05)          (0.04)         (0.02)
                                                           ------------    ------------    ------------    ------------
Net asset value at end of period........................   $       1.00    $       1.00    $       1.00    $      1.00
                                                            ===========     ===========     ===========    =============
Total investment return (b).............................           4.95%           5.59%           3.82%          2.40%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................           4.92%           5.44%           3.97%          2.65% +
  Net expenses..........................................           0.62%           0.62%           0.62%          0.62% +
  Expenses (before reimbursement).......................           0.64%           0.94%           0.89%          1.10% +
Net assets at end of period (in 000's)..................   $    118,347    $     87,839    $     71,116    $    26,733

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

LONG-TERM BONDS (94.9%)+
CORPORATE BONDS (44.8%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
AUTO PARTS/EQUIPMENT (2.2%)
Borg-Warner Automotive, Inc.
 7.00%, due 11/1/06..............  $ 5,000,000    $  4,981,250
                                                  ------------
BANKS (8.1%)
BankAmerica Corp.
 7.75%, due 7/15/02..............    4,000,000       4,185,000
First Union Corp.
 9.45%, due 6/15/99..............    5,000,000       5,350,000
Golden West Financial Corp.
 10.25%, due 12/1/00.............    1,000,000       1,123,750
National Westminster Bancorp,
 Inc.
 9.375%, due 11/15/03 (c)........    2,000,000       2,292,500
Republic New York Corp.
 7.75%, due 5/15/09..............    5,000,000       5,281,250
                                                  ------------
                                                    18,232,500
                                                  ------------
CONGLOMERATES--
 DIVERSIFIED (1.0%)
Harcourt General, Inc.
 9.50%, due 3/15/00..............    2,000,000       2,162,500
                                                  ------------
CONTAINERS (1.7%)
Federal Paper Board Co., Inc.
 10.00%, due 4/15/11.............    3,100,000       3,847,875
                                                  ------------
DATA PROCESSING (1.3%)
International Business
 Machines Corp.
 6.375%, due 6/15/00.............    3,000,000       2,992,500
                                                  ------------
DIVERSIFIED UTILITIES (6.0%)
Consumers Power Co.
 7.375%, due 9/15/23.............    7,000,000       6,623,750
Long Island Lighting Co.
 8.75%, due 2/15/97 (a)..........    2,000,000       2,005,000
Niagara Mohawk Power Corp.
 7.375%, due 8/1/03..............    2,000,000       1,877,500
Public Service Co. of Colorado
 6.00%, due 1/1/01...............    3,000,000       2,955,000
                                                  ------------
                                                    13,461,250
                                                  ------------
FINANCE (11.9%)
American General Finance Corp.
 7.00%, due 10/1/97 (a)..........    7,000,000       7,059,780
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000       4,868,750
Ford Motor Credit Co.
 7.00%, due 9/25/01..............    5,000,000       5,081,250
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............    6,000,000       5,797,500
 9.625%, due 12/15/01............    1,000,000       1,122,500
Mellon Financial Co.
 7.625%, due 11/15/99............    3,000,000       3,108,750
                                                  ------------
                                                    27,038,530
                                                  ------------
------------
+ Percentages indicated are based on Fund net assets.
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
FOOD (0.5%)
ConAgra, Inc.
 9.875%, due 11/15/05............  $ 1,000,000    $  1,183,750
                                                  ------------
LEISURE/AMUSEMENT (2.6%)
Walt Disney Co. (The)
 6.75%, due 3/30/06..............    6,000,000       5,955,000
                                                  ------------
PAPER/PRODUCTS (2.2%)
Champion International Corp.
 9.875%, due 6/1/00..............    4,500,000       4,944,375
                                                  ------------
RETAIL STORES (5.4%)
Price/Costco, Inc.
 7.125%, due 6/15/05.............    5,000,000       5,000,000
Sears Roebuck & Co.
 8.45%, due 11/1/98..............    7,000,000       7,262,500
                                                  ------------
                                                    12,262,500
                                                  ------------
TELECOMMUNICATION
 SERVICES (1.9%)
British Telecommunications PLC
 9.375%, due 2/15/99 (c).........    4,200,000       4,457,250
                                                  ------------
Total Corporate Bonds
 (Cost $98,630,193)..............                  101,519,280
                                                  ------------
U.S. GOVERNMENT & FEDERAL
AGENCIES (50.1%)
FEDERAL HOME LOAN
 MORTGAGE CORPORATION (4.4%)
 6.655%, due 5/20/99.............   10,000,000      10,007,000
                                                  ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (6.7%)
 4.95%, due 9/30/98..............   10,000,000       9,827,600
 8.70%, due 6/10/99..............    5,000,000       5,291,300
                                                  ------------
                                                    15,118,900
                                                  ------------
UNITED STATES TREASURY BONDS
 (17.0%)
 6.75%, due 8/15/26..............   32,000,000      32,264,000
 10.75%, due 5/15/03.............    5,000,000       6,154,650
                                                  ------------
                                                    38,418,650
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                      U.S. GOVERNMENT &
                 FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
UNITED STATES TREASURY NOTES
 (22.0%)
 6.25%, due 2/15/03..............  $20,000,000    $ 19,985,800
 6.50%, due 10/15/06.............    5,000,000       5,025,000
 7.125%, due 2/29/00.............    5,000,000       5,146,050
 8.50%, due 11/15/00.............   18,200,000      19,657,274
                                                  ------------
                                                    49,814,124
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $112,723,469).............                  113,358,674
                                                  ------------
Total Long-Term Bonds
 (Cost $211,353,662).............                  214,877,954
                                                  ------------
                          SHORT-TERM
                      INVESTMENTS (3.6%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
COMMERCIAL PAPER (3.6%)
Associates Corp. of North America
 5.23%, due on demand (b)........      145,000         145,000
Duracell, Inc.
 6.75%, due 1/2/97...............    5,115,000       5,114,041
General Electric Capital Corp.
 5.90%, due 1/3/97...............    2,920,000       2,919,043
                                                  ------------
Total Short-Term Investments
 (Cost $8,178,084)...............                    8,178,084
                                                  ------------
Total Investments
 (Cost $219,531,746) (d).........  $      98.5%   $223,056,038(e)
Cash and Other Assets,
 Less Liabilities................          1.5       3,318,848
                                   -----------    ------------
Net Assets.......................        100.0%   $226,374,886
                                   ===========    ============

------------
(a) Long-term securities maturing within the subsequent twelve month period.
(b) Adjustable rate. Rate shown is the rate in effect at December 31, 1996.
(c) Yankee bonds.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1996 net unrealized appreciation was $3,524,292, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,789,524 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,265,232.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $219,531,746).......   $223,056,038
  Cash...................................          4,111
  Receivables:
    Interest.............................      3,702,071
    Fund shares sold.....................         99,148
  Other assets...........................            670
                                            ------------
        Total assets.....................    226,862,038
                                            ------------
LIABILITIES:
  Payables:
    Fund shares redeemed.................        201,787
    Adviser..............................        143,053
    Administrator........................         38,459
    Directors............................             98
  Accrued expenses.......................        103,755
                                            ------------
        Total liabilities................        487,152
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $226,374,886
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    176,481
  Additional paid-in capital.............    224,460,425
  Accumulated net realized loss on
    investments..........................     (1,786,312)
  Net unrealized appreciation on
    investments..........................      3,524,292
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $226,374,886
                                            ============
  Shares of capital stock outstanding....     17,648,142
                                            ============
  Net asset value per share
    outstanding..........................   $      12.83
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Interest.............................   $ 15,704,812
                                            ------------
  Expenses:
    Advisory.............................        569,711
    Administration.......................        455,769
    Recordkeeping........................        127,739
    Shareholder communication............         93,055
    Professional.........................         52,075
    Directors............................         11,273
    Portfolio pricing....................          6,069
    Miscellaneous........................          6,161
                                            ------------
        Total expenses...................      1,321,852
                                            ------------
  Net investment income..................     14,382,960
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain on investments.......        961,896
  Net change in unrealized appreciation
    on investments.......................    (10,866,414)
                                            ------------
  Net realized and unrealized loss on
    investments..........................     (9,904,518)
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  4,478,442
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE (DECREASE) IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $ 14,382,960    $ 14,495,255
    Net realized gain on investments..................................................        961,896       4,716,932
    Net change in unrealized appreciation (depreciation) on investments...............    (10,866,414)     17,768,492
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      4,478,442      36,980,679
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................    (14,405,743)    (14,491,993)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     25,643,335      22,956,887
    Net asset value of shares issued to shareholders in reinvestment of dividends.....     14,405,743      14,491,993
                                                                                         ------------    ------------
                                                                                           40,049,078      37,448,880
    Cost of shares redeemed...........................................................    (38,777,335)    (31,593,131)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................      1,271,743       5,855,749
                                                                                         ------------    ------------
      Net increase (decrease) in net assets...........................................     (8,655,558)     28,344,435
NET ASSETS:
  Beginning of year...................................................................    235,030,444     206,686,009
                                                                                         ------------    ------------
  End of year.........................................................................   $226,374,886    $235,030,444
                                                                                          ===========     ===========
  Accumulated undistributed net investment income.....................................   $         --    $      3,457
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                          YEAR ENDED DECEMBER 31
                                                   1996            1995            1994            1993            1992
                                               -------------------------------------------------------------------

Net asset value at beginning of year........   $      13.42    $      12.09    $      13.43    $      12.91    $      12.77
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................           0.87            0.88            0.88            0.95            0.92
Net realized and unrealized gain (loss) on
  investments...............................          (0.59)           1.33           (1.34)           0.53            0.13
                                               ------------    ------------    ------------    ------------    ------------
Total from investment operations............           0.28            2.21           (0.46)           1.48            1.05
                                               ------------    ------------    ------------    ------------    ------------
Less dividends:
  From net investment income................          (0.87)          (0.88)          (0.88)          (0.96)          (0.91)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value at end of year..............   $      12.83    $      13.42    $      12.09    $      13.43    $      12.91
                                                ===========     ===========     ===========     ===========     ===========
Total investment return.....................           2.05%          18.31%          (3.39%)         11.40%           8.26%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................           6.31%           6.55%           6.53%           6.79%           7.54%
  Net expenses..............................           0.58%           0.62%           0.62%#          0.27%#          0.25%
  Expenses (before reimbursement)...........           0.58%           0.91%           0.67%#          0.27%#          0.25%
Portfolio turnover rate.....................            103%             81%             88%             41%             10%
Net assets at end of year (in 000's)........   $    226,375    $    235,030    $    206,686    $    228,683    $    203,947

------------
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

COMMON STOCKS (94.5%)+
                                      SHARES         VALUE
                                    ----------------------
AEROSPACE/DEFENSE (6.0%)
Boeing Co. .......................      60,000    $  6,382,500
Coltec Industries Inc. (a)........     370,000       6,983,750
Lockheed Martin Corp. ............      61,200       5,599,800
Loral Space &
 Communications Ltd. (a)..........     258,500       4,749,937
Northrop Grumman Corp. ...........      80,000       6,620,000
UNC Inc. (a)......................     300,000       3,600,000
                                                  ------------
                                                    33,935,987
                                                  ------------
APPAREL MANUFACTURERS (1.0%)
Fruit of the Loom, Inc. Class A
 (a)..............................     150,000       5,681,250
                                                  ------------
BANKS (5.7%)
AmSouth Bancorp. .................      62,400       3,018,600
Bank of New York Co., Inc.
 (The)............................     150,000       5,062,500
Bankers Trust New York Corp. .....      75,000       6,468,750
Chase Manhattan Corp. ............      93,600       8,353,800
Commerce Bancshares, Inc. ........      78,277       3,620,311
Morgan (J. P.) & Co. Inc. ........      60,000       5,857,500
                                                  ------------
                                                    32,381,461
                                                  ------------
BEVERAGES (1.0%)
Anheuser-Busch Cos., Inc. ........     137,000       5,480,000
                                                  ------------
BUILDING & MAINTENANCE (0.5%)
ADT Ltd. (a)......................     125,000       2,859,375
                                                  ------------
BUILDING PRODUCTS (1.0%)
Sherwin-Williams Co. (The)........     100,000       5,600,000
                                                  ------------
BUSINESS SERVICES (0.6%)
AccuStaff, Inc. (a)...............     150,000       3,168,750
                                                  ------------
CHEMICALS (2.2%)
Praxair, Inc. ....................     100,000       4,612,500
Sealed Air Corp. (a)..............     182,500       7,596,562
                                                  ------------
                                                    12,209,062
                                                  ------------
COMMERCIAL SERVICES (0.9%)
Service Corp. International.......     190,000       5,320,000
                                                  ------------
COMMUNICATIONS (1.9%)
Andrew Corp. (a)..................      45,000       2,387,812
Northern Telecom Ltd. ............      77,500       4,795,313
Teleport Communications
 Group Inc. Class A (a)...........     123,500       3,766,750
                                                  ------------
                                                    10,949,875
                                                  ------------
COMPUTERS & BUSINESS
 EQUIPMENT (7.7%)
Computer Associates International,
 Inc. ............................     125,000       6,218,750
Electronic Data Systems Corp. ....     100,000       4,325,000
First Data Corp. .................     150,060       5,477,190
------------
+ Percentages indicated are based on Fund net assets.
                                      SHARES         VALUE
                                    ----------------------
COMPUTERS & BUSINESS
 EQUIPMENT (Continued)
FIserv, Inc. (a)..................     111,000    $  4,079,250
Informix Corp. (a)................     100,000       2,037,500
Intel Corp. ......................      50,000       6,546,875
Microsoft Corp. (a)...............      40,000       3,305,000
Oracle Corp. (a)..................     110,000       4,592,500
Sungard Data Systems Inc. (a).....     125,000       4,937,500
Zebra Technologies Corp. Class A
 (a)..............................      75,000       1,753,125
                                                  ------------
                                                    43,272,690
                                                  ------------
DRUGS (4.6%)
American Home Products Corp. .....      70,000       4,103,750
Amgen Inc. (a)....................      50,000       2,718,750
Genzyme Corp. (a).................     120,000       2,610,000
Johnson & Johnson.................      60,000       2,985,000
Lilly (Eli) & Co. ................      50,000       3,650,000
Pfizer Inc. ......................      50,000       4,143,750
Warner-Lambert Co. ...............      80,000       6,000,000
                                                  ------------
                                                    26,211,250
                                                  ------------
ELECTRICAL (3.8%)
Emerson Electric Co. .............      70,000       6,772,500
General Electric Co. .............     100,000       9,887,500
Mark IV Industries, Inc. .........     223,758       5,062,525
                                                  ------------
                                                    21,722,525
                                                  ------------
ELECTRONICS (2.7%)
Computer Products Inc. (a)........     150,000       2,925,000
LSI Logic Corp. (a)...............     100,000       2,675,000
Teradyne, Inc. (a)................     129,800       3,163,875
Texas Instruments, Inc. ..........     100,000       6,375,000
                                                  ------------
                                                    15,138,875
                                                  ------------
FINANCE (4.2%)
Federal Home Loan Mortgage
 Corp. ...........................      40,000       4,405,000
Federal National Mortgage
 Association......................     160,000       5,960,000
Great Western Financial Corp. ....     175,000       5,075,000
Republic New York Corp. ..........     100,000       8,162,500
                                                  ------------
                                                    23,602,500
                                                  ------------
FOODS (3.2%)
Chiquita Brands International,
 Inc. ............................     168,000       2,142,000
Dole Food Co., Inc. ..............     145,000       4,911,875
Sara Lee Corp. ...................     144,000       5,364,000
Sysco Corp. ......................     180,000       5,872,500
                                                  ------------
                                                    18,290,375
                                                  ------------
HEAVY INDUSTRIAL (0.4%)
U.S. Filter Corp. (a).............      75,000       2,381,250
                                                  ------------
HOSPITAL & MEDICAL SERVICES (5.4%)
Guidant Corp. ....................     110,000       6,270,000
HEALTHSOUTH Corp. (a).............      70,100       2,707,613
Medtronic, Inc. ..................      70,000       4,760,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

COMMON STOCKS (CONTINUED)
                                      SHARES         VALUE
                                    ----------------------
HOSPITAL & MEDICAL SERVICES
 (Continued)
NABI Inc. (a).....................     245,000    $  2,143,750
Orthodontic Centers
 of America Inc. (a)..............     150,000       2,400,000
Quorum Health Group, Inc. (a).....     100,000       2,975,000
Sybron International Corp. (a)....     165,000       5,445,000
U.S. Surgical Corp. ..............      99,600       3,921,750
                                                  ------------
                                                    30,623,113
                                                  ------------
HOUSEHOLD PRODUCTS (2.1%)
Colgate-Palmolive Co. ............      65,000       5,996,250
Procter & Gamble Co. .............      54,700       5,880,250
                                                  ------------
                                                    11,876,500
                                                  ------------
INSURANCE-PROPERTY & CASUALTY
 (4.3%)
Allstate Corp. ...................     120,000       6,945,000
American International Group,
 Inc. ............................      70,000       7,577,500
Chubb Corp. ......................      60,400       3,246,500
General Re Corp. .................      40,000       6,310,000
                                                  ------------
                                                    24,079,000
                                                  ------------
LEISURE/AMUSEMENT (1.2%)
Harrah's Entertainment, Inc.
 (a)..............................      82,000       1,629,750
International Game Technology.....     286,000       5,219,500
                                                  ------------
                                                     6,849,250
                                                  ------------
LODGING & RESTAURANTS (1.4%)
Landry's Seafood Restaurants, Inc.
 (a)..............................      50,000       1,068,750
Marriott International, Inc. .....     125,000       6,906,250
                                                  ------------
                                                     7,975,000
                                                  ------------
MACHINERY/CAPITAL GOODS (0.9%)
AGCO Corp. .......................     169,800       4,860,525
                                                  ------------
MANUFACTURING (1.3%)
AlliedSignal Inc. ................     111,000       7,437,000
                                                  ------------
MEDIA & INFORMATION
 SERVICES (2.7%)
Cognizant Corp. ..................     175,000       5,775,000
Heritage Media Corp. (a)..........     260,000       2,925,000
Time Warner Inc. .................     175,000       6,562,500
                                                  ------------
                                                    15,262,500
                                                  ------------
METALS (0.5%)
Titanium Metals Corp. (a).........      80,000       2,630,000
                                                  ------------
OIL & ENERGY SERVICES (10.9%)
Apache Corp. .....................     160,000       5,660,000
Aquila Gas Pipeline Corp. ........     107,800       1,711,325
Burlington Resources, Inc. .......     100,000       5,037,500
Consolidated Natural Gas Co. .....      85,000       4,696,250
Global Marine, Inc. (a)...........     200,000       4,125,000
Halliburton Co. ..................      85,000       5,121,250

                                      SHARES         VALUE
                                    ----------------------
OIL & ENERGY SERVICES (Continued)
Mobil Corp. ......................      40,000    $  4,890,000
Quaker State Corp. ...............     333,000       4,703,625
Schlumberger Ltd. ................      60,000       5,992,500
Smith International, Inc. (a).....     150,000       6,731,250
Tidewater Inc. ...................     125,000       5,656,250
Triton Energy Ltd. Class A (a)....     100,000       4,850,000
Union Pacific Resources Group,
 Inc. ............................      63,520       1,857,960
XCL Ltd. (a)......................   1,316,800         246,900
                                                  ------------
                                                    61,279,810
                                                  ------------
PACKAGING (1.1%)
Crown Cork & Seal Co., Inc. ......     110,000       5,981,250
                                                  ------------
PAPER & FOREST PRODUCTS (1.9%)
Georgia-Pacific Corp. ............      25,000       1,800,000
International Paper Co. ..........      62,600       2,527,475
Kimberly-Clark Corp. .............      70,000       6,667,500
                                                  ------------
                                                    10,994,975
                                                  ------------
POLLUTION CONTROL (0.5%)
Philip Environmental, Inc. (a)....     200,000       2,900,000
                                                  ------------
REAL ESTATE (2.3%)
Chelsea GCA Realty, Inc. .........      96,300       3,334,388
First Industrial Realty Trust,
 Inc. ............................     175,000       5,315,625
Liberty Property Trust............     166,500       4,287,375
                                                  ------------
                                                    12,937,388
                                                  ------------
RETAIL TRADE & MERCHANDISING
 (6.7%)
American Stores Co. ..............     124,800       5,101,200
Consolidated Stores Corp. (a).....     156,250       5,019,531
CVS Corp. ........................     150,000       6,206,250
Kroger Co. (a)....................     148,000       6,882,000
Price/Costco, Inc. (a)............     250,000       6,281,250
Smart & Final Inc. ...............     163,000       3,524,875
Wal-Mart Stores, Inc. ............     200,000       4,575,000
                                                  ------------
                                                    37,590,106
                                                  ------------
TELECOMMUNICATIONS (0.3%)
ADC Telecommunications Inc. (a)...      50,000       1,556,250
                                                  ------------
TRANSPORTATION (2.0%)
AMR Corp. (a).....................      60,000       5,287,500
Union Pacific Corp. ..............     100,000       6,012,500
                                                  ------------
                                                    11,300,000
                                                  ------------
UTILITIES-ELECTRIC (0.8%)
CMS Energy Corp. .................     135,000       4,539,375
                                                  ------------
WASTE DISPOSAL (0.8%)
Republic Industries Inc. (a)......     150,000       4,678,125
                                                  ------------
Total Common Stocks
 (Cost $426,782,343)..............                 533,555,392
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM
INVESTMENTS (5.6%)
                                    PRINCIPAL
                                      AMOUNT         VALUE
                                    ----------------------
COMMERCIAL PAPER (5.6%)
AlliedSignal Inc.
 6.10%, due 1/3/97................  $7,000,000    $  6,997,628
Aluminum Co. of America
 5.45%, due 1/8/97................   4,190,000       4,185,560
American Greetings Corp.
 5.75%, due 1/2/97................   3,985,000       3,984,363
Associates Corp. of North America
 5.23%, due on demand (b).........     160,000         160,000
Donnelley (R.R.) & Sons Co.
 6.95%, due 1/2/97................   6,000,000       5,998,842
General Electric Capital Corp.
 5.90%, due 1/3/97................   2,295,000       2,294,248
Potomac Electric Power Co.
 6.00%, due 1/8/97................   8,000,000       7,990,666
                                                  ------------
Total Short-Term Investments
 (Cost $31,611,307)...............                  31,611,307
                                                  ------------
Total Investments
 (Cost $458,393,650) (c)..........       100.1%    565,166,699(d)
Liabilities In Excess of
 Cash and Other Assets............        (0.1)       (481,288)
                                    ----------    ------------
Net Assets........................       100.0%   $564,685,411
                                    ==========    ============

------------
(a) Non-income producing securities.
(b) Adjustable Rate. Rate shown is the rate in effect at December 31, 1996.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1996 net unrealized appreciation was $106,773,049, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $116,308,390 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,535,341.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996
STATEMENT OF OPERATIONS
For the year ended December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $458,393,650).......   $565,166,699
  Receivables:
    Dividends and interest...............        723,274
    Fund shares sold.....................        718,170
    Investment securities sold...........        702,352
  Other assets...........................          1,355
                                            ------------
        Total assets.....................    567,311,850
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      1,854,625
    Adviser..............................        346,063
    Fund shares redeemed.................        175,927
    Administrator........................         47,571
    NYLIAC...............................         47,571
    Custodian............................          3,622
    Directors............................            228
  Accrued expenses.......................        150,832
                                            ------------
        Total liabilities................      2,626,439
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $564,685,411
                                             ===========
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    303,080
  Additional paid-in capital.............    457,458,315
  Accumulated undistributed net realized
    gain on investments..................        150,967
  Net unrealized appreciation on
    investments..........................    106,773,049
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $564,685,411
                                             ===========
  Shares of capital stock outstanding....     30,308,004
                                             ===========
  Net asset value per share
    outstanding..........................   $      18.63
                                             ===========
INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  6,340,368
    Interest.............................      1,309,742
                                            ------------
        Total income.....................      7,650,110
                                            ------------
  Expenses:
    Advisory.............................      1,233,329
    Administration.......................        986,663
    Recordkeeping........................        283,024
    Shareholder communication............        211,872
    Professional.........................         88,421
    Directors............................         23,546
    Miscellaneous........................         12,482
                                            ------------
        Total expenses...................      2,839,337
                                            ------------
  Net investment income..................      4,810,773
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......     69,850,131
  Net change in unrealized appreciation
    on investments.......................     32,938,177
                                            ------------
  Net realized and unrealized gain on
    investments..........................    102,788,308
                                            ------------
  Net increase in net assets resulting
    from operations......................   $107,599,081
                                             ===========
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $4,231.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $  4,810,773    $  4,885,469
    Net realized gain on investments..................................................     69,850,131      34,444,510
    Net change in unrealized appreciation on investments..............................     32,938,177      56,914,338
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................    107,599,081      96,244,317
                                                                                         ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income........................................................     (4,810,773)     (4,897,272)
    From net realized gain on investments.............................................    (69,699,164)    (34,471,675)
                                                                                         ------------    ------------
        Total dividends and distributions to shareholders.............................    (74,509,937)    (39,368,947)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     74,877,524      35,852,696
    Net asset value of shares issued to shareholders in reinvestment of dividends and
     distributions....................................................................     74,509,937      39,368,947
                                                                                         ------------    ------------
                                                                                          149,387,461      75,221,643
    Cost of shares redeemed...........................................................    (45,298,015)    (34,751,127)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................    104,089,446      40,470,516
                                                                                         ------------    ------------
      Net increase in net assets......................................................    137,178,590      97,345,886
NET ASSETS:
  Beginning of year...................................................................    427,506,821     330,160,935
                                                                                         ------------    ------------
  End of year.........................................................................   $564,685,411    $427,506,821
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                          YEAR ENDED DECEMBER 31
                                                   1996            1995            1994            1993            1992
                                               -------------------------------------------------------------------

Net asset value at beginning of year........   $      17.22    $      14.69    $      15.64    $      15.53    $      15.57
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................           0.18            0.22            0.22            0.24            0.22
Net realized and unrealized gain (loss) on
  investments...............................           4.06            4.06           (0.03)           1.88            1.72
                                               ------------    ------------    ------------    ------------    ------------
Total from investment operations............           4.24            4.28            0.19            2.12            1.94
                                               ------------    ------------    ------------    ------------    ------------
Less dividends and distributions:
  From net investment income................          (0.18)          (0.22)          (0.22)          (0.25)          (0.22)
  From net realized gain on investments.....          (2.65)          (1.53)          (0.92)          (1.76)          (1.76)
                                               ------------    ------------    ------------    ------------    ------------
Total dividends and distributions...........          (2.83)          (1.75)          (1.14)          (2.01)          (1.98)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value at end of year..............   $      18.63    $      17.22    $      14.69    $      15.64    $      15.53
                                                ===========     ===========     ===========     ===========     ===========
Total investment return.....................          24.50%          29.16%           1.20%          13.71%          12.42%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................           0.98%           1.29%           1.41%           1.42%           1.50%
  Net expenses..............................           0.58%           0.62%           0.62%#          0.27%#          0.27%
  Expenses (before reimbursement)...........           0.58%           0.91%           0.65%#          0.27%#          0.27%
Portfolio turnover rate.....................            104%            104%            108%            121%             82%
Average commission rate paid................   $     0.0595             (a)             (a)             (a)             (a)
Net assets at end of year (in 000's)........   $    564,685    $    427,507    $    330,161    $    319,196    $    272,834

------------
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) (the "Company") was incorporated under Maryland law on June 3, 1983. The Company is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Convertible Portfolio, which commenced operations on October 1, 1996, High Yield Corporate Bond, International Equity and Value Portfolios, which commenced operations on May 1, 1995, Capital Appreciation, Cash Management, Government, Total Return and Indexed Equity Portfolios, which commenced operations on January 29, 1993 and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Funds") are separate portfolios of the Company. Shares of the Funds are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Funds to, among others, New York Life Insurance and Annuity Corporation's Variable Annuity Separate Account I and Variable Annuity Separate Account II ("Separate Accounts", collectively). The Separate Accounts are used to fund multi-funded retirement annuity policies.

    The investment objectives for each of the Portfolios of the Company are as follows:

     Capital Appreciation:  to seek long-term growth of capital.

     Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

     Convertible:  to seek capital appreciation together with current income.

     Government: to seek a high level of current income, consistent with safety of principal.

     High Yield Corporate Bond: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies.

     International Equity: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities.

     Total Return: to realize current income consistent with reasonable opportunity for future growth of capital and income.

     Value: to realize maximum long-term total return from a combination of capital growth and income.

     Bond: to seek the highest income over the long term consistent with preservation of principal.

     Growth Equity: to seek long-term growth of capital with income as a secondary consideration.

     Indexed Equity: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Fund is calculated on every day the New York Stock Exchange is open for trading, except the day after Thanksgiving and Christmas Eve. Net asset value per share is calculated as of the regular close of the New York Stock Exchange (normally 4:00 P.M., Eastern time) for each Fund by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Fund's total assets, less liabilities, by the total number of outstanding shares of that Fund.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. This method involves initially valuing an instrument at its cost and thereafter amortizing the premium or accreting the discount to income over the life of the security.

    Securities of each of the other Funds are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

    Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Funds' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The International Equity Portfolio enters into forward foreign currency exchange contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

    The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

INTERNATIONAL EQUITY PORTFOLIO

Forward foreign currency contracts open at December 31, 1996:

                                                                           VALUE ON                          UNREALIZED
                                                        CONTRACT             TRADE           CURRENT        APPRECIATION/
                                                         AMOUNT              DATE             VALUE         (DEPRECIATION)
                                                     --------------       ----------       ----------        ------------
FOREIGN CURRENCY SALE CONTRACTS
----------------------------------------------------
Australian Dollar, expiring 3/3/97.................. A$       245,000     $   198,205      $   194,463       $     3,742
Austrian Schilling, expiring 1/15/97................ AS     6,640,000         617,677          613,131             4,546
Deutsche Mark, expiring 1/6/97 - 6/20/97............ DM    13,705,150       9,098,719        8,947,439           151,280
French Franc, expiring 1/29/97 - 2/4/97............. FF     3,105,000         606,470          598,466             8,004
Italian Lira, expiring 1/23/97...................... IL 2,186,000,000       1,408,791        1,436,202           (27,411)
Japanese Yen, expiring 1/6/97 - 7/7/97.............. Y  1,322,300,000      12,344,340       11,498,841           845,499
Spanish Peseta, expiring 1/22/97.................... SP   101,150,000         781,946          777,135             4,811
                                                                                                             -----------
                                                                                                                 990,471
                                                                                                             -----------
FOREIGN CURRENCY BUY CONTRACTS
----------------------------------------------------
Australian Dollar, expiring 1/7/97.................. A$      195,000          154,245          154,873               628
Deutsche Mark, expiring 1/22/97 - 2/5/97............ DM    5,305,761        3,478,379        3,449,101           (29,278)
Japanese Yen, expiring 1/6/97 - 2/5/97.............. Y   617,296,410        5,364,916        5,336,163           (28,753)
Pound Sterling, expiring 1/7/97 - 1/15/97........... L       742,605        1,157,152        1,270,510           113,358
                                                                                                             -----------
                                                                                                                  55,955
                                                                                                             -----------
Net Appreciation....................................                                                         $ 1,046,426
                                                                                                             ===========

                                      (D)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Indexed Equity Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

    The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in long futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

                                      (E)

REPURCHASE AGREEMENTS. At the time the Funds enter into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the respective Funds' custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities are monitored by the Adviser by pricing them daily. (Also see Note 5).

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and

                                                   MAINSTAY VP SERIES FUND, INC.

losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Funds are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first date of call.

                                      (G)

FOREIGN CURRENCY INVESTING. The books and records of the Company are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

       (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

    The assets and liabilities of International Equity Portfolio are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

    Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at year-end exchange rates are reflected in unrealized foreign exchange gains.

    There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

INTERNATIONAL EQUITY PORTFOLIO

Foreign cash held at December 31, 1996:

                      CURRENCY                                    COST                VALUE
    -------------------------------------------                 --------             --------

Australian Dollar            A$              410,260           $  323,185           $  325,870
Austrian Schilling           AS                  926                   87                   85
Belgian Franc                BF                7,499                  239                  236
Danish Krone                 DK                1,647                  279                  279
Deutsche Mark                DM                3,457                2,288                2,243
French Franc                 FF                5,742                1,104                1,105
Hong Kong Dollar             HK               87,122               11,263               11,263
Italian Lira                 IL            3,822,527                2,521                2,515
Japanese Yen                 Y             3,020,783               26,664               26,024
Malaysian Ringgit            MK               12,271                4,895                4,859
Netherland Guilder           NG                1,140                  654                  659
Norwegian Krone              NK               43,967                6,867                6,886
Pound Sterling               L               863,340            1,323,286            1,477,436
Singapore Dollar             S$               14,010                9,929               10,016
Spanish Peseta               SP              232,552                1,795                1,788
                                                               ----------           ----------
                                                               $1,715,056           $1,871,264
                                                               ==========           ==========

                                      (H)

MORTGAGE DOLLAR ROLLS. The Funds enter into mortgage dollar roll transactions ("MDRs") in which they sell mortgage backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Funds are classified as purchase and sale transactions. The securities sold in connection with the MDR are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the portfolio of investments and liability for such purchase commitments is included as payables for investments purchased. The Funds maintain a segregated account with the custodian containing securities from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Funds at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (I)

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

HIGH YIELD CORPORATE BOND PORTFOLIO

    The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 10% of its net assets in illiquid securities.

Restricted securities held at December 31, 1996:

                                                                       PRINCIPAL                                        PERCENT
                                                      ACQUISITION       AMOUNT/                         12/31/96           OF
                    SECURITY                             DATE            SHARES           COST           VALUE         NET ASSETS
------                                                ---------        --------        --------        --------        ---------
Cosmar Corp.
 11.50%, due 12/4/97.............................        12/4/96       $1,800,000      $1,800,000      $1,800,000          0.9%
GPA Group, PLC
 Preferred Stock.................................         3/6/96        1,000,000         328,750         440,000          0.2
National Tobacco Holding, LLC
 13.50%, due 5/17/03
 16.50%, beginning 6/1/01........................        5/17/96        1,821,748       1,392,755       1,514,784          0.7
 Preferred Interest..............................        5/17/96          242,903         239,241         138,236          0.1
 Redeemable Warrants expire 5/17/06..............        5/17/96           79,410               0(a)            0(a)       0.0
 Warrants expire 5/17/06.........................        5/17/96          617,283         428,993         617,283          0.3
                                                                                                                            --
                                                                                       ----------      ----------
                                                                                       $4,189,739      $4,510,303          2.2%
                                                                                       ===========     ===========     =============

------------
(a) Security has no value.

                                      (J)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

    Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (K)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year.

    Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (L)

ORGANIZATION COSTS. Costs incurred in connection with the initial organization and registration of a Portfolio of the Company are amortized over a maximum period of 60 months beginning with the commencement of operations of the respective Portfolio. Organization costs for Convertible Portfolio, paid by, and reimbursable to, NYLIAC, totalled approximately $46,000. Such costs are being amortized beginning with the commencement of operations on October 1, 1996.

                                                   MAINSTAY VP SERIES FUND, INC.

Organization costs for High Yield Corporate Bond, International Equity and Value Portfolios, paid by, and reimbursable to, NYLIAC, aggregated approximately $33,500. Such costs have been fully amortized as of December 31, 1996. Organization costs for Indexed Equity Portfolio, paid by, and reimbursable to, NYLIAC, totalled approximately $50,700. Such costs have been fully amortized as of December 31, 1996. In the event that any of the initial shares purchased by NYLIAC are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed bears to the total number of initial shares purchased.

    All of the initial shares purchased by NYLIAC in Capital Appreciation, Cash Management, Government and Total Return Portfolios were redeemed on February 21, 1995. All of the initial shares purchased by NYLIAC in Indexed Equity Portfolio were redeemed between February 14, 1995 and February 21, 1996. (Also see Note 6 for further discussion of these redemptions).

                                      (M)

EXPENSES. Expenses with respect to the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where allocations of direct expenses can otherwise fairly be made.

                                      (N)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory agreement. Monitor Capital Advisors Inc. ("Monitor") acts as investment adviser to Indexed Equity Portfolio under an Investment Advisory Agreement. Monitor is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life.

    NYLIAC is Administrator for the Company.

    The Company, on behalf of each Fund, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Fund as follows:

                                                                                           ADVISER      ADMINISTRATOR
                                                                                           ------       -----------
Capital Appreciation Portfolio........................................................       .36%            .20%
Cash Management Portfolio.............................................................       .25%            .20%
Convertible Portfolio.................................................................       .36%            .20%
Government Portfolio..................................................................       .30%            .20%
High Yield Corporate Bond Portfolio...................................................       .30%            .20%
International Equity Portfolio........................................................       .60%            .20%
Total Return Portfolio................................................................       .32%            .20%
Value Portfolio.......................................................................       .36%            .20%
Bond Portfolio........................................................................       .25%            .20%
Growth Equity Portfolio...............................................................       .25%            .20%
Indexed Equity Portfolio..............................................................       .10%            .20%

    The Administrator has voluntarily agreed to assume the Funds' operating expenses through December 31, 1996, which on an annualized basis exceed the percentages indicated below.

Capital Appreciation Portfolio..........................................................................   .73%
Cash Management Portfolio...............................................................................   .62%
Convertible Portfolio...................................................................................   .73%
Government Portfolio....................................................................................   .67%
High Yield Corporate Bond Portfolio.....................................................................   .67%
International Equity Portfolio..........................................................................   .97%
Total Return Portfolio..................................................................................   .69%
Value Portfolio.........................................................................................   .73%
Bond Portfolio..........................................................................................   .62%
Growth Equity Portfolio.................................................................................   .62%
Indexed Equity Portfolio................................................................................   .47%

    In connection with such expense limitation, the Administrator assumed certain of the expenses of the Funds for the year ended December 31, 1996 as shown on the Statement of Operations.

    The Administrator has voluntarily agreed to assume the operating expenses of Convertible, High Yield Corporate Bond, International Equity and Value Portfolios through December 31, 1997.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution agreement. NYLIFE Distributors is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement. Prior to May 1, 1995, NYLIFE Securities Inc. ("NYLIFE Securities"), a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life served as the Company's distributor and principal underwriter.

                                      (C)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $16,000 and $750 for each Board meeting attended plus reimbursement for travel and out-of-pocket expenses. The Company allocates this expense in proportion to the net assets of the respective Funds.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (D)

CAPITAL. At December 31, 1996 NYLIAC held shares of the following Portfolios with net asset values as follows:

Convertible Portfolio..............................................................................     $10,266,001
High Yield Corporate Bond Portfolio................................................................      11,611,661
International Equity Portfolio.....................................................................      10,654,896
Value Portfolio....................................................................................       6,950,755

    These values represent 66.4%, 5.7%, 30.9% and 5.8%, respectively, of the net assets of each respective Portfolio at year end.

                                      (E)

RECORDKEEPING FEES. NYLIAC provides recordkeeping services for Cash Management, Bond and Growth Equity Portfolios. For the four months ended April 30, 1996, the Portfolios paid recordkeeping fees as follows:

Cash Management Portfolio.............................................................................     $ 26,485
Bond Portfolio........................................................................................      150,388
Growth Equity Portfolio...............................................................................      333,437

Effective May 1, 1996, NYLIAC assumed responsibility for the payment of such fees.

                                      (F)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Funds. For the year ended December 31, 1996 these fees were as follows:

Capital Appreciation Portfolio.........................................................................     $ 9,184
Cash Management Portfolio..............................................................................       2,674
Convertible Portfolio..................................................................................          --
Government Portfolio...................................................................................       1,933
High Yield Corporate Bond Portfolio....................................................................       2,367
International Equity Portfolio.........................................................................         582
Total Return Portfolio.................................................................................       6,785
Value Portfolio........................................................................................       1,387
Bond Portfolio.........................................................................................       6,582
Growth Equity Portfolio................................................................................      13,339
Indexed Equity Portfolio...............................................................................       3,618

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 1996, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, are available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Funds intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose during the year ended December 31, 1996 as if they arose on January 1, 1997.

                                                                    CAPITAL LOSS                         CAPITAL LOSS
                                                                  AVAILABLE THROUGH   AMOUNT (000'S)   DEFERRED (000'S)
                                                                  ----------------    -------------    --------------
Capital Appreciation Portfolio..................................         2002             $2,010
                                                                         2003              3,133
                                                                                          ------
                                                                                          $5,143            $2,008
                                                                                          ======            ======
Cash Management Portfolio.......................................         2003             $    1
                                                                         2004                  1
                                                                                          ------
                                                                                          $    2            $    0
                                                                                          ======            ======
Government Portfolio............................................         2002             $3,261
                                                                         2004              1,523
                                                                                          ------
                                                                                          $4,784            $   53
                                                                                          ======            ======
International Equity Portfolio..................................                          $    0            $  186
                                                                                          ======            ======
Total Return Portfolio..........................................         2002             $3,048            $  131
                                                                                          ======            ======
Bond Portfolio..................................................         2002             $1,786            $    0
                                                                                          ======            ======

    Capital Appreciation Portfolio, International Equity Portfolio, Total Return Portfolio and Bond Portfolio utilized $1,155,109, $23,549, $1,120,468 and $961,896, respectively, of capital loss carryforwards during the current year.

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

    High Yield Corporate Bond Portfolio invests primarily in high yield bonds. These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

    Each Portfolio may enter into repurchase agreements to earn income. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

--------------------------------------------------------------------------------
NOTE 6--Redemption by NYLIAC of Initial Investment:
--------------------------------------------------------------------------------

    On February 21, 1995, NYLIAC redeemed all of its initial investment in Capital Appreciation, Cash Management, Government and Total Return Portfolios. In connection with the redemption of the initial shares, NYLIAC reimbursed each of the above listed Funds $28,042, which represented the unamortized deferred organization expense of the respective Funds on the date of the redemption. Additionally, between February 14, 1995 and February 21, 1996, NYLIAC redeemed all of its initial investment in Indexed Equity Portfolio. NYLIAC reimbursed Indexed Equity Portfolio $20,892 which represented the proportionate amount of the unamortized deferred organization expense which the number of shares redeemed bears to the total number of initial shares purchased between the dates above.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTE 7--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

    During the year ended December 31, 1996, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                       CAPITAL APPRECIATION          CONVERTIBLE                GOVERNMENT
                                                            PORTFOLIO                PORTFOLIO(A)               PORTFOLIO
                                                      PURCHASES      SALES      PURCHASES      SALES      PURCHASES      SALES
                                                      --------------------------------------------------------------------------
U.S. Government Securities........................... $     --     $      --    $  4,132     $   1,582    $236,640     $ 212,920
All others...........................................  249,234        54,698      12,042            --          --            --
                                                       -------------------------------------------------------------------------
Total................................................ $249,234     $  54,698    $ 16,174     $   1,582    $236,640     $ 212,920
                                                       =========================================================================

                                                          GROWTH EQUITY             INDEXED EQUITY
                                                            PORTFOLIO                 PORTFOLIO
                                                      PURCHASES      SALES      PURCHASES      SALES
                                                      ------------------------------------------------
U.S. Government Securities........................... $     --     $      --    $     --     $      --
All others...........................................  509,811       490,842     102,680         4,134
                                                       -----------------------------------------------
Total................................................ $509,811     $ 490,842    $102,680     $   4,134
                                                       ===============================================

------------
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

--------------------------------------------------------------------------------
NOTE 8--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

    Transactions in capital shares throughout each year ended December 31, 1996 and December 31, 1995 were as follows:

                                                       CAPITAL APPRECIATION           CASH MANAGEMENT          CONVERTIBLE
                                                            PORTFOLIO                    PORTFOLIO              PORTFOLIO
                                                        1996          1995          1996           1995          1996(b)
                                                       -------------------------------------------------------------------
Shares sold...........................................  12,007        6,644        237,105        128,846          494
Shares issued in reinvestment of dividends and
  distributions.......................................      18           62          4,586          3,588           17
                                                       -------------------------------------------------------------------
                                                        12,025        6,706        241,691        132,434          511
Shares redeemed.......................................     416          874        211,181        115,710            5
                                                       -------------------------------------------------------------------
Net increase (decrease)...............................  11,609        5,832         30,510         16,724          506
                                                       ===================================================================

                                                          GROWTH EQUITY                INDEXED EQUITY
                                                        1996PORTFOLIO 1995          1996 PORTFOLIO 1995
                                                       --------------------------------------------------
Shares sold...........................................   3,863        2,118          7,431          2,580
Shares issued in reinvestment of dividends and
  distributions.......................................   3,968        2,286            363            367
                                                       --------------------------------------------------
                                                         7,831        4,404          7,794          2,947
Shares redeemed.......................................   2,346        2,060          1,657          1,259
                                                       --------------------------------------------------
Net increase (decrease)...............................   5,485        2,344          6,137          1,688
                                                       ==================================================

------------
(a) For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
(b) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   HIGH YIELD           INTERNATIONAL
                                  CORPORATE BOND            EQUITY             TOTAL RETURN                VALUE             BOND
                                     PORTFOLIO            PORTFOLIO             PORTFOLIO                PORTFOLIO         PORTFOLIO
                              PURCHASES     SALES     PURCHASES    SALES    PURCHASES    SALES     PURCHASES     SALES     PURCHASES
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities...   $  6,703   $   1,073   $     --   $      --   $359,252   $ 352,045   $     --  $      --   $155,916
All others...................    212,917     109,938     21,127       3,507    203,966      92,741     93,892     23,958     64,716
-----------------------------------------------------------------------------------------------------------------------------------
Total........................   $219,620   $ 111,011   $ 21,127   $   3,507   $563,218   $ 444,786   $ 93,892  $  23,958   $220,632
===================================================================================================================================


                                     SALES
--------------------------------------------
U.S. Government Securities...      $ 145,208
All others...................         70,944
--------------------------------------------
Total........................      $ 216,152
============================================

================================================================================

                                                             HIGH YIELD       INTERNATIONAL
                                        GOVERNMENT        CORPORATE BOND          EQUITY             TOTAL RETURN        VALUE
                                        PORTFOLIO          PORTFOLIO           PORTFOLIO              PORTFOLIO       PORTFOLIO
                                      1996    1995         1996    1995 (a)     1996     1995 (a)     1996      1995       1996
-------------------------------------------------------------------------------------------------------------------------------
Shares sold.......................    1,887   1,197       12,714    2,979       1,777       414       8,197     4,196      6,418
Shares issued in reinvestment
 of dividends and distributions...      479     448        1,061      167         168        67         459       345        217
--------------------------------------------------------------------------------------------------------------------------------
                                      2,366   1,645       13,775    3,146       1,945       481       8,656     4,541      6,635
Shares redeemed...................    1,219   1,859          225       41         140        46         494     1,404         83
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)...........    1,147    (214)      13,550    3,105       1,805       435       8,162     3,137      6,552
================================================================================================================================


                                                                BOND
                                                             PORTFOLIO
                                         1995 (a)        1996          1995
----------------------------------------------------------------------------
Shares sold.......................        1,621          1,940         1,732
Shares issued in reinvestment
 of dividends and distributions...           17          1,117         1,080
----------------------------------------------------------------------------
                                          1,638          3,057         2,812
Shares redeemed...................           28          2,923         2,397
----------------------------------------------------------------------------
Net increase (decrease)...........        1,610            134           415
============================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Appreciation Portfolio, Cash Management Portfolio, Convertible Portfolio, Government Portfolio, High Yield Corporate Bond Portfolio, International Equity Portfolio, Total Return Portfolio, Value Portfolio, Bond Portfolio, Growth Equity Portfolio, and Indexed Equity Portfolio (separate portfolios constituting MainStay VP Series Fund, Inc., formerly New York Life MFA Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1996, and the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES
                              AND COMMERCIAL PAPER

DEBT SECURITIES RATINGS

     Moody's Investors Services, Inc. describes the grades of corporate debt securities as follows:

Aaa    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     Bonds which are rated Aa are judged to be of high quality by all standards.
       Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A      Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future.
Baa    Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B      Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Standard & Poor's Corporation describes the grades of corporate debt security as follows:

AAA    Debt rated AAA has the highest rating assigned by Standard & Poor's
       Corporation. The capacity to pay interest and repay principal is extremely strong.
AA     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A      Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB     Standard & Poor's Corporation describes the BB and B rated issues together
B      with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation.
       While such debt will likely have some quality and protective characteristics these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

     A Standard & Poor's Corporation Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A      Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 indicate the relative degree of safety.
       A-1    This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a
              (-) sign designation.
       A-2    Capacity for timely payment on issues with this designation is strong.
              However, the relative degree of safety is not as high as for issues designated A-1.
       A-3    Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     Moody's Investors Services, Inc. employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers of commercial paper not having an original maturity in excess of nine months:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        -- Leading market positions in well-established industries.

        -- High rates of return on funds employed.

        -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                           PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     a. Financial Statements:

          All required financial statements are included in Part B of this Registration Statement or are incorporated by reference.

     b. Exhibits:


1(a)    --  Articles of Incorporation of Registrant -- Previously filed as Exhibit No. 1 to
            Post-Effective Amendment No. 9.
1(b)    --  Articles Supplementary -- Previously filed as Exhibit No. 1(b) to Post-Effective
            Amendment No. 21.
1(c)    --  Articles of Amendment -- Previously filed as Exhibit No. 1(c) to Post-Effective
            Amendment No. 21.
2       --  By-laws of Registrant -- Previously filed as Exhibit No. 2 to Post-Effective
            Amendment No. 9.
3       --  None.
4       --  Form of Specimen certificate for shares of common stock of newly created
            Portfolios -- Previously filed as Exhibit No. 4 to Post-Effective Amendment No. 9.
5(a)    --  Form of Investment Advisory Agreement with MacKay-Shields Financial Corporation --
            Previously filed as Exhibit 5 to Post-Effective Amendment No. 16 of The Mainstay
            Funds (File No. 33-2610).
5(b)    --  Form of Investment Advisory Agreement with Monitor Capital Advisors,
            Inc. -- Previously filed as Exhibit 5 to Post-Effective Amendment No. 4 of New York
            Life Institutional Funds Inc. (File No. 33-36962).
5(c)    --  Form of Investment Advisory Agreement with New York Life Insurance
            Company -- Previously filed as Exhibit 5(c) to Post-Effective Amendment No. 15.
6       --  None.
7       --  None.
8       --  Form of Custodian Agreement -- Previously filed as Exhibit 8 to Pre-Effective
            Amendment No. 1.
9(a)    --  Form of Stock Sale Agreement -- Previously filed as Exhibit 9(a) to Pre-Effective
            Amendment No. 1.
9(b)    --  Form of Stock License Agreement relating to the use of the New York Life name and service marks -- Previously filed as Exhibit 9(b) to Post-Effective Amendment No. 1.
10(a)   --  Opinion and Consent of Counsel -- Previously filed with Rule 24F-2 Notice.
10(b)   --  Consent of Jorden Burt Berenson & Johnson LLP -- Filed with Post-Effective Amendment
            No. 20.
11      --  Consent of Price Waterhouse LLP, Independent Public Accountants
12      --  None.
13(a)   --  Form of Initial Stock Subscription Letter -- Previously filed as Exhibit 13(a) to
            Pre-Effective Amendment No. 1.
13(b)   --  Form of Investment Undertaking -- Previously filed as Exhibit 13(b) to Pre-Effective
            Amendment No. 1.
14      --  None.
15      --  None.
16      --  None.
17      --  Financial Data Schedules.
18      --  None.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Shares of the Registrant are currently offered only to separate accounts of New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), for allocation to, among others, NYLIAC's Variable Annuity Separate Account-I and Variable Annuity Separate Account-II (the "Separate Accounts"); NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II and VLI Separate Account and NYLIAC LifeStages Annuity Separate Account (the "Variable Accounts"); and NYLIAC Variable Universal Life Separate Account-I and NYLIAC Variable Universal Life Separate Account-II (the "VUL Accounts," collectively with the Separate Accounts and the Variable Accounts, the "Accounts"). The Accounts are segregated asset accounts of NYLIAC. NYLIAC has provided the initial investment in the Accounts, and affiliates, New York Life, MacKay-Shields and Monitor, serves as investment advisers to the Portfolios.

     The following chart indicates the persons presumed to be controlled by New York Life:*


                                                               JURISDICTION OF    PERCENT OF VOTING
                            NAME                                ORGANIZATION      SECURITIES OWNED
------------------------------------------------------------   ---------------    -----------------
Eagle Strategies Corp.                                             Arizona           100%
Greystone Realty Corporation, which owns 100% of the shares
  of:
  Greystone Realty Management, Inc.                               Delaware           100%
MacKay-Shields Financial Corporation                              Delaware           100%
MSC Holding, Inc.                                                  Georgia          85.43%
The MainStay Funds                                              Massachusetts         ***
Monitor Capital Advisors, Inc.                                    Delaware           100%
NYLIFE SFD Holding, Inc., which owns 83.33% of the shares
  of:                                                             Delaware
  NYLIFE Structured Asset Management Company, Ltd. (the
     remainder is owned by NYLIFE Depositary Corp.)                 Texas            100%
NYLICO Inc.                                                       New York           100%
New York Life Capital Corporation                                 Delaware           100%
New York Life Fund, Inc.                                          New York             *
MainStay Institutional Funds, Inc.                                Maryland            ***
New York Life Insurance and Annuity Corporation                   Delaware           100%
New York Life International Investment Inc., which owns 100%
  of the shares of:                                               Delaware           100%
Monetary Research Ltd. and NYL Management Limited which owns
  33.345% of the shares of: Japan Gamma Asset Management
  Limited
New York Life Settlement Corporation                              Delaware           100%
New York Life Worldwide Holding Inc., which owns 100% of the
  shares of:                                                      Delaware           100%
  New York Life Worldwide (Bermuda) Ltd.                           Bermuda
  New York Life Worldwide Capital Inc.                            Delaware
  New York Life Worldwide Development Inc.                         Bermuda
  New York Life Insurance Worldwide Ltd., and 99.97% of the
     shares of
  New York Life (U.K.) Ltd., which owns 100% of the shares
     of:                                                       United Kingdom
       Windsor Construction Company, Ltd.
     and owns 51% of the shares of:
       KOHAP New York Life Insurance Ltd. and owns 50.2% of
          the share of:                                          South Korea
       P.T. Asuransi Jiwa Sewu New York Life and owns 49% of
          the shares of:                                          Indonesia
       GEO New York Life, S.A. and owns 31.25% of Life
          Assurance Holding Corporation which owns Windsor
          Life Assurance Company Limited and owns Gresham
          Life Assurance Limited                                   Mexico

                                                               JURISDICTION OF    PERCENT OF VOTING
                            NAME                                ORGANIZATION      SECURITIES OWNED
------------------------------------------------------------   ---------------    -----------------
NYLCO, Inc.                                                       New York           100%
NYLIFE Administration Corp.                                         Texas            100%
NYLIFE Depositary Corporation which owns 16.67% of the
  shares of NYLIFE Structured Asset Management Company Ltd.
  (the remainder is owned by NAFCO Inc.)                          Delaware           100%
New York Life Benefit Services, Inc. which owns 100% of ADQ
  Insurance Agency Inc.                                         Massachusetts        100%
New York Life Trust Company                                       New York           100%
NYLIFE Distributors Inc.                                          Delaware           100%
NYLIFE Equity Inc.                                                Delaware           100%
NYLIFE Funding Inc.                                               Delaware           100%
NYLIFE Inc.                                                       New York           100%
NYLIFE Insurance Company of Arizona                                Arizona           100%
NYLIFE Realty Inc., which owns 100% of the shares of CNP
  Realty Investments, Inc.                                        Delaware           100%
NYLIFE Refinery Inc.                                              Delaware           100%
NYLIFE Resources Inc.                                             Delaware           100%
NYLIFE Securities Inc.                                            New York           100%
NYLTEMPS, Inc.                                                    Delaware           100%
NYLIFE Healthcare Management Inc., which owns 46.3% of total
  combined stock and 89.6% of the voting rights of:               Delaware
Express Scripts, Inc., which owns 100% of the shares of:
  Great Plains Reinsurance Company                                 Arizona
  Practice Patterns Science, Inc.                                 Delaware
  ESI Canada Holdings, Inc., which owns 100% of the shares
     of:
     ESI Canada, Inc.                                              Canada
  IVTx of Houston, Inc.                                             Texas
  IVTx of Dallas, Inc.
  PhyNet, Inc.                                                    Delaware
Express Scripts Vision Corporation                                Delaware
NYLCare Health Plans, Inc. (formerly Sanus Corp. Health
  Systems), which owns 100% of the shares of:
     New York Life and Health Insurance Company                     Texas
Avanti Corporate Health Systems Inc.                              Delaware
Avanti Health Systems, Inc., which owns 100% of the shares
  of:
  Avanti of the District, Inc.                                    Maryland
  Avanti of Illinois, Inc.                                        Illinois
  Avanti of New York, Inc.                                        New York
  Avanti of New Jersey, Inc.                                     New Jersey
and owns 80% of the shares of:
  NYLCare Health Plans of the Mid-Atlantic, Inc., which owns
     100% of the shares of:
     Physicians Health Services Foundation, Inc.                  Delaware
Lonestar Holding Co., which owns 90% of the shares of:
  Lone Star Health Plan, Inc., which owns 100% of the shares
     of:                                                            Texas
     NYLCare Health Plans of the Gulf Coast, Inc.                 New York
Prime Provider Corp., which owns 100% of the shares of:
  Prime Provider Corp. of Texas                                     Texas
NYLCare of Connecticut, Inc.                                     Connecticut
Sanus Dental Plan of New Jersey, Inc.                            New Jersey
NYLCare Dental Plans of the Southwest, Inc.                         Texas
NYLCare Health Plans of New York, Inc.                            New York
NYLCare Health Plans of Connecticut, Inc.                        Connecticut
NYLCare Health Plans of the Midwest, Inc.                         Illinois
NYLCare Health Plans of New Jersey, Inc.                         New Jersey
NYLCare of Texas, Inc., which owns 100% of the shares of:
  NYLCare Passport PPO of the Southwest                             Texas
Sanus Preferred Providers West, Inc.                             California

                                                               JURISDICTION OF    PERCENT OF VOTING
                            NAME                                ORGANIZATION      SECURITIES OWNED
------------------------------------------------------------   ---------------    -----------------
Sanus Preferred Services, Inc.                                    Maryland
Sanus Preferred Services of Illinois, Inc.                        Illinois
NYLCare Health Plans of the Southwest, Inc.                         Texas
WellPath of Arizona Reinsurance Company                            Arizona
NYLCare Health Plans of Louisiana, Inc.                           Louisiana
NYLCare of New England                                            Delaware
Sanus -- Northeast, Inc.
NYLCare Health Plans of Maine, Inc.                                 Maine
NYLCare NC Holdings, Inc.                                      North Carolina
WellPath Community Health Plan                                    Delaware
Holdings, L.L.C. which owns 100% of WPCHP Holdings and 99%
  of:
  WellPath Preferred Services, L.L.C.
  and
  WellPath Select Holdings, L.L.C.
WellPath of Carolina, Inc.
WellPath Select, Inc.
Sanus of New York and New Jersey, Inc.                            New York
NYLCare Health Plans of Pennsylvania
Docservo, Inc.
The ETHIX Corporation, which owns 100% of the shares of:          Delaware
  ETHIX Great Lakes, Inc.                                         Michigan
  ETHIX Mid-Atlantic, Inc., which owns 100% of the shares
     of:                                                        Pennsylvania
     PriMed, Inc.                                                New Jersey
  ETHIX Midlands, Inc.                                            Delaware
  ETHIX Mid-Rivers, Inc.                                          Missouri
  ETHIX Northwest Public Services, Inc.                          Washington
  ETHIX Northwest, Inc.
  NYLCare Health Plans of the Northwest, Inc.
  ETHIX Pacific, Inc.                                              Oregon
  ETHIX Risk Management, Inc.
  ETHIX Southeast, Inc.                                        North Carolina
  ETHIX Southwest, Inc.                                             Texas
Benefit Panel Services which owns 100% of the shares
  VivaHealth, Incorporated
One Liberty Plaza Holdings, Inc.                                  New York           100%
NYLINK Insurance Agency Incorporated which owns 100% of the
  shares of:                                                      Delaware           100%
  NYLINK Insurance Agency of Alabama                               Alabama
  NYLINK Insurance Agency of New Mexico                          New Mexico



---------------



By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A.



  * New York Life serves as investment adviser to these entities, the shares of which are held of record by separate accounts of New York Life. New York Life disclaims any beneficial ownership and control of this entity.


 ** New York Life Foundation does not issue voting securities.

*** New York Life, MacKay-Shields Financial Corporation and/or Monitor Capital
    Advisors, Inc. serve as investment advisers to these entities.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                                                                    NUMBER OF
                                                                                RECORD HOLDERS AT
                               TITLE OF CLASS                                    APRIL 25, 1997
-----------------------------------------------------------------------------   -----------------
Growth Equity Portfolio, par value $0.01 per share...........................           8
Bond Portfolio, par value $0.01 per share....................................           8
Cash Management Portfolio, par value $0.01 per share.........................           8
Government Portfolio, par value $0.01 per share..............................           5
Capital Appreciation Portfolio, par value $0.01 per share....................           5
Indexed Equity Portfolio, par value $0.01 per share..........................           5
Total Return Portfolio, par value $0.01 per share............................           5
High Yield Corporate Bond Portfolio, par value $0.01 per share...............           5
Value Portfolio, par value $0.01 per share...................................           5
International Equity Portfolio, par value $0.01 per share....................           5
Convertible Portfolio, par value $0.01 per share.............................           5


ITEM 27.  INDEMNIFICATION

     (a) Maryland Law and By-Laws.

     Under Maryland law and Registrant's By-Laws, the Registrant is required to indemnify its directors (and former directors) and hold them harmless from damages and expenses in connection with legal proceedings or threatened legal proceedings by reason of their service to the Registrant. The Registrant, however, is not required or hold harmless directors as a result of certain forms of serious misconduct. The Registrant also may (and in limited circumstances is required to) indemnify and hold harmless officers from damages and expenses in connection with legal proceedings or threatened legal proceedings by reasons of their services to Registrant.

     Notwithstanding the foregoing, in no event will any payment be made to indemnify or hold harmless any director or officer (or former director or officer) for amounts incurred as a result of such director's or officer's willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

     The applicable Maryland statute provides that an officer or director (or former officer of director) shall be indemnified to such further extent as a court may deem fair and reasonable under the circumstances; provided that, the indemnification shall be limited to expenses, if the proceeding is by or in the right of the Registrant or if the officer or director has been adjudged liable on the basis of improper receipt of personal benefit.

     (b) Insurance.

     Under an endorsement to a directors and officers liability/corporation reimbursement (D&O) insurance policy issued to New York Life by National Union Fire Insurance Company of Pittsburgh, Pa., directors and officers of the Registrant, New York Life and its subsidiaries are insured on a claims-made basis for certain liabilities, which they may incur in such capacity.

     Directors and officers of the Registrant, New York Life and its subsidiaries are also insured on a claims made basis for certain liabilities which they may incur in such capacity, under D&O insurance policies issued to New York Life by Sargasso Mutual Insurance Company Ltd., and off-shore insurer owned by U.S. Life Insurance Companies.

     (c) Undertaking.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     The business of Mackay-Shields, Monitor and New York Life is summarized under "Investment Advisers" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

     The business or other connections of each director and officer of MacKay-Shields, Monitor and New York Life active in investment management is currently listed in the investment adviser registration on Form ADV for MacKay-Shields (File No. 801-5594), Monitor (File No. 801-34412) and New York Life (File No. 80119525), respectively, and are hereby incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS

     Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31 (a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant and of New York Life. The address of each, respectively, is 51 Madison Avenue, New York, New York 10010 and at Cokesbury Road, Lebanon, New Jersey 08833.

ITEM 31.  MANAGEMENT SERVICES

     None.

ITEM 32.  UNDERTAKINGS


     The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and State of New York, on the 25th day of April, 1997.


                                          MainStay VP Series Fund, Inc.
                                                           (Registrant)

                                          By           ANNE F. POLLACK*
                                            ------------------------------------
                                                 ANNE F. POLLACK, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.


                 SIGNATURE                                  TITLE                      DATE
--------------------------------------------    ------------------------------    ---------------

             MICHAEL J. DRABB*                             Director               April 25, 1997
--------------------------------------------
              MICHAEL J. DRABB

               JILL FEINBERG*                              Director               April 25, 1997
--------------------------------------------
               JILL FEINBERG

              DANIEL HERRICK*                              Director               April 25, 1997
--------------------------------------------
               DANIEL HERRICK

          RICHARD M. KERNAN, JR.*                   Chairman of the Board         April 25, 1997
--------------------------------------------      (Chief Executive Officer)
           RICHARD M. KERNAN, JR.

              ANNE F. POLLACK*                      President and Director        April 25, 1997
--------------------------------------------    (Chief Administrative Officer)
              ANNE F. POLLACK

              ROBERT D. ROCK*                              Director               April 25, 1997
--------------------------------------------
               ROBERT D. ROCK

               ROMAN L. WEIL*                              Director               April 25, 1997
--------------------------------------------
               ROMAN L. WEIL

             ANTHONY W. POLIS*                            Treasurer               April 25, 1997
--------------------------------------------    (Principal Financial Officer)
              ANTHONY W. POLIS

              MARC J. CHALFIN*                            Controller              April 25, 1997
--------------------------------------------    (Principal Accounting Officer)
              MARC J. CHALFIN

        *By /s/ GREGORY J. MULLIGAN
--------------------------------------------
            GREGORY J. MULLIGAN
              ATTORNEY-IN-FACT

                                    EXHIBITS


10(a)   --  Opinion and Consent of Counsel -- Previously filed with Rule 24F-2 Notice.
10(b)   --  Consent of Jorden Burt Berenson & Johnson LLP.
11      --  Consent of Price Waterhouse LLP, Independent Public Accountants
17      --  Financial Data Schedules.